     As filed with the Securities and Exchange Commission on March 28, 2002
                 Securities Act of 1933 Registration No. 2-80543
            Investment Company Act of 1940 Registration No. 811-3605

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
      Pre-Effective Amendment No. ____   [ ]
      Post-Effective Amendment No. 50    [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      Amendment No. 53                   [X]

                        (Check appropriate box or boxes)

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                          NORTHERN INSTITUTIONAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                             50 South LaSalle Street
                             Chicago, Illinois 60675
                    (Address of Principal Executive Offices)

                                  800-637-1380
              (Registrant's Telephone Number, including Area Code)

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Name and Address of Agent for Service:
Jeffrey A. Dalke                              with a copy to:
Drinker Biddle & Reath LLP                    Linda Hoard, Assistant Secretary
One Logan Square                              PFPC Inc.
18th and Cherry Streets                       101 Federal Street, 6th Floor
Philadelphia, Pennsylvania                    Boston, Massachusetts 02110
19103-6996


It Is Proposed That This Filing Become Effective (Check Appropriate Box):
         [X] immediately upon filing pursuant to paragraph (b)
         [ ] on (date) pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] On (date)pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUITY AND FIXED PORTFOLIOS


NORTHERN INSTITUTIONAL FUNDS

o  INTERNATIONAL GROWTH PORTFOLIO        o  INTERNATIONAL BOND PORTFOLIO
o  INTERNATIONAL EQUITY INDEX PORTFOLIO  o  BOND PORTFOLIO
o  SMALL COMPANY GROWTH PORTFOLIO        o  CORE BOND PORTFOLIO
o  SMALL COMPANY INDEX PORTFOLIO         o  U.S. TREASURY INDEX PORTFOLIO
o  MID CAP GROWTH PORTFOLIO              o  INTERMEDIATE BOND PORTFOLIO
o  FOCUSED GROWTH PORTFOLIO              o  SHORT-INTERMEDIATE BOND PORTFOLIO
o  DIVERSIFIED GROWTH PORTFOLIO          o  U.S. GOVERNMENT SECURITIES PORTFOLIO
o  EQUITY INDEX PORTFOLIO
o  BALANCED PORTFOLIO









Prospectus dated April 1, 2002

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


OVERVIEW

RISK/RETURN SUMMARY


Information about the objectives, principal strategies and risk characteristics of each Portfolio.

 5  Equity Portfolios
    5  International Growth Portfolio
    5  International Equity Index Portfolio
    6  Small Company Growth Portfolio
    7  Small Company Index Portfolio
    8  Mid Cap Growth Portfolio
    9  Focused Growth Portfolio
    10 Diversified Growth Portfolio
    10 Equity Index Portfolio
    11 Balanced Portfolio
 13 Fixed Income Portfolios
    13 International Bond Portfolio
    14 Bond Portfolio
    15 Core Bond Portfolio
    16 U.S. Treasury Index Portfolio
    17 Intermediate Bond Portfolio
    18 Short-Intermediate Bond Portfolio
    19 U.S. Government Securities Portfolio
 20 Principal Investment Risks
 23 Portfolio Performance
    24 International Growth Portfolio
    25 International Equity Index Portfolio
    26 Small Company Growth Portfolio
    27 Small Company Index Portfolio
    28 Mid Cap Growth Portfolio
    29 Focused Growth Portfolio
    30 Diversified Growth Portfolio
    31 Equity Index Portfolio
    32 Balanced Portfolio
    33 International Bond Portfolio
    34 Bond Portfolio
    35 U.S. Treasury Index Portfolio
    36 Intermediate Bond Portfolio
    37 Short-Intermediate Bond Portfolio
    38 U.S. Government Securities Portfolio
 39 Broad-Based Securities Market Indices
 40 Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

 51 Investment Advisers
 52 Advisory Fees
 53 Portfolio Management
 55 Other Portfolio Services

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

 56 Purchasing and Selling Shares
    56 Purchasing Shares
    56 Opening an Account
    57 Selling Shares
 58 Account Policies and Other Information
    58 Purchase and Redemption Minimums
    58 Calculating Share Price
    58 Timing of Purchase Requests
    58 Additional Transaction Fee
    59 Tax Identification Number
    59 In-Kind Purchases and Redemptions
    59 Miscellaneous Purchase Information
    59 Timing of Redemption and Exchange Requests
    59 Miscellaneous Redemption Information
    60 Exchange Privileges
    60 Telephone Transactions
    60 Making Changes to Your Account Information



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    60 Business Day
    60 Early Closings
    60 Emergency Events
    60 Authorized Intermediaries and Servicing Agents
    61 Shareholder Communications
 62 Dividends and Distributions
 63 Tax Considerations

RISKS, SECURITIES AND TECHNIQUES
 65 Risks, Securities and Techniques
    65 Additional Information on Investment Objectives, Principal Investment
       Strategies and Related Risks
    70 Additional Description of Securities and Common Investment
       Techniques
    78 Disclaimers

FINANCIAL INFORMATION

 79 Financial Information
 80 Financial Highlights

FOR MORE INFORMATION

112 Annual/Semiannual Report
112 Statement of Additional Information
    (Additional Statement)

OVERVIEW


NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS A SELECTION OF INVESTMENT PORTFOLIOS TO INSTITUTIONAL INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions on the following pages may help you choose the portfolios that best fit your investment needs. Keep in mind, however, that no portfolio can guarantee it will meet its investment objective, and no portfolio should be relied upon as a complete investment program.

This Prospectus describes seven fixed income, one balanced and eight equity portfolios (the "Portfolios") currently offered by the Trust. Each Portfolio is authorized to offer three classes of shares: Class A, Class C and Class D Shares. The Trust also offers money market portfolios which are described in separate prospectuses.


In addition to the instruments described on the pages below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" beginning on page 65 and the Statement of Additional Information ("Additional Statement"). As used in this Prospectus the term "equity securities" includes common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interest in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

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EQUITY PORTFOLIOS


INTERNATIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. The Portfolio intends to invest in the securities of companies located in a number of countries throughout the world. These companies will generally have market capitalizations in excess of $1 billion.


Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies believed to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

o    Sales and earnings growth;

o    Return on equity;

o    Debt to equity ratio; and

o    Market share and competitive leadership of the company's products.

Although the Portfolio primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). The Portfolio may, from time to time, emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives, stock, currency, country, foreign regulatory, emerging markets, portfolio turnover and technology stock risks. See page 20 for these risks and other principal risks common to all Portfolios.


INTERNATIONAL EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE(R) Index").


The EAFE(R) Index is a broad-based market capitalization weighted index that includes over 1000 securities in twenty-one foreign countries. It is widely considered representative of foreign stock market performance overall.


Morgan Stanley Capital International ("MSCI") does not endorse any of the securities in the EAFE(R) Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities included in the EAFE(R) Index, in weightings that approximate the relative composition of the securities contained in the Index.

                                                       EQUITY PORTFOLIOS       5

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the EAFE(R) Index by using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the EAFE(R) Index. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the EAFE(R) Index.


Because the proportion of assets allocated to each country will approximate the relative country weights in the EAFE(R) Index, more than 25% of the Portfolio's assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Portfolio's performance more dependent upon the performance of a single country than if the Portfolio allocated its assets among issuers in a larger number of countries.

Under normal circumstances, it is expected that the quarterly performance of the Portfolio, before expenses, will track the performance of the EAFE(R) Index within a 0.95 correlation coefficient.

Risks. These principal investment risks apply to the Portfolio: derivatives, tracking, stock, currency, country and foreign regulatory risks. See page 20 for these risks and other principal risks common to all Portfolios.

SMALL COMPANY GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in the equity securities of small companies. Small companies are considered to be those with market capitalizations, at the time of purchase, within the range of the Russell 2000(R) Growth Index. The approximate range of such index, as of November 30, 2001, was between $4.11 million and $2.34 billion. The Portfolio is not limited to the stocks in the Russell 2000(R) Growth Index, and may invest in other stocks that meet the Investment Adviser's criteria discussed below.


Using fundamental research and quantitative analysis, the investment management team buys securities of small companies that it believes have favorable characteristics such as above average sales and earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In doing so, the investment management team considers factors such as a company's:

o    Financial condition (such as debt to equity ratio);

o    Market share and competitive leadership of the company's products;

o    Earnings growth relative to relevant competitors; and

o Market valuation in comparison to securities of other small cap companies and the stock's own historical norms.

6       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

The Portfolio may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.


The Portfolio may make significant investments in initial public offerings ("IPOs"). An IPO is a company's first offering of stock to the public.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Russell does not endorse any stock in the Russell 2000(R) Index. It is not a sponsor of Small Company Growth Portfolio and is not affiliated with the Portfolio in any way.


Risks. These principal investment risks apply to the Portfolio: derivatives, stock, small cap stock, IPO, currency, country, foreign regulatory, portfolio turnover and technology stock risks. See page 20 for these risks and other principal risks common to all Portfolios.

SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000(R) Index.

The Russell 2000(R) Index is a market value-weighted index which includes stocks of the smallest 2,000 companies in the Russell 3000(R) Index. The Russell 3000(R) Index includes stocks of the 3,000 largest companies based in the United States. The Russell 2000(R) Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000(R) Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell & Company ("Russell") for inclusion in the Russell 2000(R) Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of November 30, 2001, the approximate market capitalization range of the companies included in the Russell 2000(R) Index was between $4.11 million and $2.34 billion.


Russell does not endorse any stock in the Russell 2000 (R) Index. It is not a sponsor of the Small Company Index Portfolio and is not affiliated with the Portfolio in any way.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000(R) Index, in weightings that approximate the relative composition of securities contained in the Index.

                                                       EQUITY PORTFOLIOS       7

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000(R) Index by using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the Russell 2000(R) Index. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Russell 2000(R) Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the Russell 2000(R) Index within a 0.95 correlation coefficient.


Risks. These principal investment risks apply to the Portfolio: derivatives, tracking, stock, and small cap stock and technology stock risks. See page 20 for these risks and other principal risks common to all Portfolios.

MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in equity securities of mid cap companies. Mid cap companies are considered to be those with market capitalizations, at the time of purchase, within the range of the Standard & Poor's Mid Cap 400(R) Stock Index ("S&P Mid Cap 400(R) Index"). The approximate range of such Index, as of November 30, 2001, was between $322 million and $11.3 billion. The Portfolio is not limited to the stocks included in the S&P Mid Cap 400(R) Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.


Using fundamental research and quantitative analysis, the investment management team buys securities of mid-sized companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In doing so, the investment management team considers factors such as a company's:

o    Financial condition (such as debt to equity ratio);

o    Market share and competitive leadership of the company's products;

o    Earnings growth relative to relevant competitors; and

o Market valuation in comparison to securities of other mid cap companies and the stock's own historical norms.

The Portfolio may from time to time emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of

8       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.


The Portfolio may make significant investments in IPOs. An IPO is a company's first offering of stock to the public.


Although the Portfolio primarily invests in the stocks of U.S. companies, it may make limited investments in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

S&P does not endorse any stock in the S&P Mid Cap 400(R) Index. It is not a sponsor of the Mid Cap Growth Portfolio and is not affiliated with the Portfolio in any way.

Risks. These principal investment risks apply to the Portfolio: derivatives, stock, mid cap stock, IPO, currency, country, foreign regulatory, portfolio turnover and technology stock risks. See page 20 for these risks and other principal risks common to all Portfolios.


FOCUSED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. Companies in which the Portfolio invests are selected by the investment management team for their growth potential and generally will have market capitalizations in excess of $1 billion. Although the Portfolio primarily invests in the securities of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

Using fundamental research and quantitative analysis, the investment management team buys securities of a somewhat limited number of companies (generally less than 100) believed to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

o    Sales and earnings growth;

o    Return on equity;

o    Debt to equity ratio; and

o    Market share and competitive leadership of the company's products.

The Portfolio may, from time to time, emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives, stock, currency, country, foreign regulatory, portfolio turnover and technology stock risks. See page 20 for these risks and other principal risks common to all Portfolios.

                                                       EQUITY PORTFOLIOS       9

DIVERSIFIED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation with income a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will, under normal circumstances, invest at least 65% of its net assets in a broad mix of equity securities. The companies in which the Portfolio invests generally will have market capitalizations in excess of $1 billion. Although the Portfolio primarily invests in the securities of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies believed to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

o    Sales and earnings growth;

o    Return on equity;

o    Debt to equity ratio; and

o    Market share and competitive leadership of the company's products.

Risks. These principal investment risks apply to the Portfolio: derivatives, stock, currency, country and foreign regulatory and technology stock risks. See page 20 for these risks and other principal risks common to all Portfolios.

EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index").

The S&P 500(R) Index is an unmanaged index which includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole. The companies chosen for inclusion in the S&P 500 Index(R) tend to be industry leaders within the U.S. economy as determined by Standard and Poor's Rating Services ("S&P"). However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of November 30, 2001, the approximate market capitalization range of companies included in the S&P 500(R) Index was between $503 million and $382.4 billion.

S&P does not endorse any stock in the S&P 500(R) Index. It is not a sponsor of the Equity Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities of the companies that make up the S&P 500(R) Index, in weightings that approximate the relative composition of the securities contained in the S&P 500(R) Index.

10       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500(R) Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for this Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the S&P 500(R) Index. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the S&P 500(R) Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the S&P 500(R) Index within a 0.95 correlation coefficient.

Risks. These principal investment risks apply to the Portfolio: derivatives, tracking, stock and technology stock risks. See page 20 for these risks and other principal risks common to all Portfolios.

BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation and current income, the Portfolio will, under normal circumstances, invest up to 75% of its net assets in equity securities and at least 25% in fixed income securities. Within these limitations, the actual mix of assets will vary depending on the investment management team's analysis of market and economic conditions, including expected earnings, growth in earnings, long-term interest rates and risk premiums. When, for example, this analysis indicates that the equity market is overvalued relative to the fixed income market, the investment management team would allocate a greater percentage of the Portfolio's assets to fixed income securities.

When investing in equity securities, the Portfolio generally invests in a broad mix of companies. Such companies generally will have market capitalizations in excess of $1 billion. Although the Portfolio primarily invests in the equity securities of U.S. companies, it may invest to a limited extent in the equity securities of foreign issuers. Using fundamental research and quantitative analysis, the investment management team buys equity securities it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The investment team may also sell securities in response to market conditions in order to maintain the desired equity securities composition in light of the Portfolio's investment objective and strategies. In determining


                                                      EQUITY PORTFOLIOS       11
whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

o    Sales and earnings growth;

o    Return on equity;

o    Debt to equity ratio; and

o    Market share and competitive leadership of the company's products.


In buying and selling securities for the fixed income portion of the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the investment management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook. o The Portfolio invests in a broad range of fixed income securities, including:

o Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations;

o    Obligations of state, local and foreign governments;

o    Obligations of domestic and foreign banks and corporations;

o    Zero coupon bonds, debentures, preferred stock and convertible securities;

o    Mortgage and other asset-backed securities; and

o Stripped securities evidencing ownership of future interest or principal payments on debt obligations.

Although the Portfolio primarily invests in domestic fixed income obligations that are investment grade (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality), it may invest to a moderate extent in fixed income obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

The dollar-weighted average maturity of the fixed income portion of the Portfolio will, under normal circumstances, range between two and ten years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, counterparty failure, guarantor (or credit enhancement), stock, high-yield, currency, country, foreign regulatory and portfolio turnover risks. See page 20 for these risks and other principal risks common to all Portfolios.


12       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

INTERNATIONAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in a broad range of bonds and other fixed income securities. The Portfolio intends to invest in the securities of issuers located in a number of countries throughout the world. The securities in which the Portfolio may invest include:

o Obligations of foreign or domestic governments, their agencies and instrumentalities;

o    Obligations of supranational organizations (such as the World Bank);

o    Obligations of foreign or domestic corporations and banks;

o Zero coupon bonds, debentures, preferred stock and convertible securities of foreign or domestic issuers; and

o    Mortgage and other asset-backed securities.

Although the Portfolio primarily invests in mature markets (such as Germany, Japan and the U.S.), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). Investments are made based on the investment management team's outlook for the relative economic growth, expected inflation and other economic and political prospects of each country or region.


Although the Portfolio primarily invests in investment grade fixed income securities (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality), it may invest to a moderate extent in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as foreign governmental, supranational and foreign corporate obligations) that the team believes will provide a favorable return in light of these risks. In this regard, the investment management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal circumstances, range between three and eleven years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

The Portfolio is "non-diversified" under the Investment Company Act of 1940 (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Risks. These principal investment risks apply to the Portfolio: derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, counterparty failure, guarantor (or credit enhancement), non-diversification, high-yield, currency, country, foreign regulatory, emerging markets and portfolio turnover risks. See page 20 for these risks and other principal risks common to all Portfolios.


                                                      EQUITY PORTFOLIOS       13

BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in a broad range of bonds and other fixed income securities. These may include:

o Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations;

o    Obligations of state, local and foreign governments;

o    Obligations of domestic and foreign banks and corporations;

o    Zero coupon bonds, debentures, preferred stock and convertible securities;

o    Mortgage and other asset-backed securities; and

o Stripped securities evidencing ownership of future interest or principal payments on debt obligations.

Although the Portfolio invests primarily in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality), it may invest to a moderate extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal circumstances, range between five and fifteen years.


In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, counterparty failure, guarantor (or credit enhancement), high-yield, currency, country, foreign regulatory, emerging market and portfolio turnover risks. See page 20 for these risks and other principal risks common to all Portfolios.


14       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

CORE BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in a broad range of bonds and other fixed income securities. These may include:

o Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations;

o    Obligations of state, local and foreign governments;

o    Obligations of domestic and foreign banks and corporations;

o    Zero coupon bonds, debentures, preferred stock and convertible securities;

o    Mortgage and other asset-backed securities; and

o Stripped securities evidencing ownership of future interest or principal payments on debt obligations.

The Portfolio invests primarily in the investment grade debt obligations of domestic issuers. Investment grade debt obligations are obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or determined by the Investment Adviser to be of comparable quality. The Portfolio may also invest to a lesser extent in U.S.
dollar-denominated investment grade obligations of foreign issuers.

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general and economic conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable total return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal circumstances, range between five and fifteen years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


The Core Bond Portfolio's investment objective and strategies are in all material respects similar to those of the Bond Portfolio prior to April 1, 2001. Before that date, the Bond Portfolio did not implement additional strategies, which permit the Bond Portfolio to make limited investments in non-investment grade securities and non-dollar denominated foreign securities. The Core Bond Portfolio does not employ these additional strategies. Information about the Bond Portfolio is contained in this Prospectus, including information regarding investment objective, strategies and risks on page 14, performance on page 34, and fees and expenses on pages 40 through 50.

Risks. These principal investment risks apply to the Portfolio: derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, counterparty failure, guarantor (or credit enhancement), country, foreign regulatory and portfolio turnover risks. See page 20 for these risks and other principal risks common to all Portfolios.


                                                      EQUITY PORTFOLIOS       15

U.S. TREASURY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the performance of the Lehman Brothers Treasury Bond Index (the "Lehman Index").


The Lehman Index is an unmanaged index that includes a broad range of U.S. Treasury obligations and is considered representative of U.S. Treasury bond performance overall. As of November 30, 2001, the duration of the Lehman Index was 6.02 years.

Lehman Brothers ("Lehman") does not endorse any of the securities in the Lehman Index. It is not a sponsor of the U.S. Treasury Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Lehman Index. The Portfolio will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Lehman Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Lehman Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Lehman Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the Lehman Index within a 0.95 correlation coefficient.

In seeking to achieve its investment objective, the Portfolio may make investments in structured securities, futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives, interest rate/maturity, prepayment (or call), debt extension, U.S. government securities, portfolio turnover and tracking risks. See page 20 for these risks and other principal risks common to all Portfolios.

16       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

INTERMEDIATE BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in a broad range of bonds and other fixed income securities. These may include:

o Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations;

o    Obligations of state, local and foreign governments;

o    Obligations of domestic and foreign banks and corporations;

o    Zero coupon bonds, debentures, preferred stock and convertible securities;

o    Mortgage and other asset-backed securities; and

o Stripped securities evidencing ownership of future interest or principal payments on debt obligations.

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality), it may invest to a moderate extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds"). In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal circumstances, range between three and ten years.


In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, counterparty failure, guarantor (or credit enhancement), high-yield, currency, country, foreign regulatory, emerging market and portfolio turnover risks. See page 20 for these risks and other principal risks common to all Portfolios.


                                                      EQUITY PORTFOLIOS       17

SHORT-INTERMEDIATE BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return with minimal reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in a broad range of bonds and other fixed income securities. These may include:

o Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations;

o    Obligations of state, local and foreign governments;

o    Obligations of domestic and foreign banks and corporations;

o    Zero coupon bonds, debentures, preferred stock and convertible securities;

o    Mortgage and other asset-backed securities; and

o Stripped securities evidencing ownership of future interest or principal payments on debt obligations.

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality), it may invest to a moderate extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal circumstances, range between two and five years.


In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, counterparty failure, guarantor (or credit enhancement), high-yield, currency, country, foreign regulatory, emerging market and portfolio turnover risks. See page 20 for these risks and other principal risks common to all Portfolios.


18       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return with minimal reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in a broad range of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. These may include:

o    U.S. Treasury bills, notes and bonds;

o    Obligations of U.S. government agencies and instrumentalities;

o    Mortgage-related securities issued by U.S. government agencies;

o Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government, its agencies or instrumentalities; and


o Structured securities that are issued or guaranteed directly by the U.S. government, its agencies or instrumentalities.


The Portfolio may also make limited investments in the obligations of supranational organizations (such as the World Bank).

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable total return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal circumstances, range between one and five years.


In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities that are issued or guaranteed directly by the U.S. Government, its agencies or instrumentalities, and may also invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These principal investment risks apply to the Portfolio: derivatives, interest rate/maturity, prepayment (or call), debt extension, structured securities, counter-party failure, guarantor (or credit enhancement), U.S. government securities and portfolio turnover risks. See page 20 for these risks and other principal risks common to all Portfolios.


                                                      EQUITY PORTFOLIOS       19

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk, which will affect the value of a Portfolio, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Portfolio. AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.


The following summarizes the principal risks that apply to the Portfolios.



RISKS THAT APPLY TO ALL PORTFOLIOS

Market risk is the risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Derivatives risk is the risk that loss may result from a Portfolio's investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.


RISKS THAT APPLY PRIMARILY TO THE
FIXED INCOME AND BALANCED PORTFOLIOS

Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed income securities held by a Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.

Credit (or default) risk is the risk that an issuer of fixed income securities held by a Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. Investment grade bonds are generally believed to have relatively low degrees of credit risk.

Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Portfolio's income, total return and share price.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.


Structured securities risk is the risk that loss may result from a Portfolio's investments in structured securities, which are considered to be derivative instruments because their value is based on changes in the value of specific currencies, commodities, securities, indices or other financial


20       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
indicators. For these reasons structured securities present additional risk that the interest paid to the Portfolio on a structured security will be less than expected, and that the principal amount invested will not be returned to the Portfolio. As a result, investments in structured securities may adversely affect the Portfolio's net asset value. In some cases it is possible that a Portfolio may suffer a total loss on its investment in a structured security.


Counterparty failure risk is the risk that an issuer of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.

Guarantor (or credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Portfolio's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value.

RISK THAT APPLIES PRIMARILY TO THE U.S. GOVERNMENT SECURITIES AND U.S. TREASURY INDEX PORTFOLIOS

U.S. Government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

RISK THAT APPLIES TO THE U.S. TREASURY INDEX, EQUITY INDEX, SMALL COMPANY INDEX AND INTERNATIONAL EQUITY INDEX PORTFOLIOS

Tracking risk is the risk that a Portfolio's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

RISK THAT APPLIES PRIMARILY TO THE EQUITY AND BALANCED PORTFOLIOS

Stock risk is the risk that stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Portfolio holds may decline over short or extended periods. This volatility means that the value of your investment in the Portfolios may increase or decrease. Over the past several years, stock markets have experienced substantial price volatility.

RISK THAT APPLIES PRIMARILY TO THE SMALL COMPANY INDEX AND SMALL COMPANY GROWTH PORTFOLIOS

Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to a greater degree of change in their earnings and prospects.

RISK THAT APPLIES PRIMARILY TO THE MID CAP GROWTH PORTFOLIO

Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

RISK THAT APPLIES PRIMARILY TO THE INTERNATIONAL BOND PORTFOLIO

Non-diversification risk is the risk that a non-diversified portfolio may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.


                                                      EQUITY PORTFOLIOS       21

OTHER RISKS

High-yield risk may impact the value of non-investment grade securities held by a Portfolio. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Portfolio may not achieve the expected return from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Portfolio's asset base is small, a significant portion of the Portfolio's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As a Portfolio's assets grow, the effect of the Portfolio's investments in IPOs on the Portfolio's performance probably will decline, which could reduce the Portfolio's performance.

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

Country risk is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Portfolio's total assets in securities of issuers located in one country will subject the Portfolio to increased country risk with respect to the particular country.

Foreign regulatory risk is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

Emerging markets risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Portfolio turnover risk is the risk that high portfolio turnover is likely to result in increased Portfolio expenses which may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the U.S. Government Securities, Short-Intermediate Bond, Intermediate Bond, U.S. Treasury Index, Core Bond, Bond, International Bond, Balanced, Focused Growth, Mid Cap Growth, Small Company Growth and International Growth Portfolios exceeded 100%.

Technology stock risk is the risk that stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.


More information about the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 65.


22       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PORTFOLIO PERFORMANCE

EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES--CLASS A, CLASS C AND CLASS D. THE BAR CHARTS AND TABLES BELOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A PORTFOLIO'S CLASS A SHARES FROM YEAR TO YEAR, AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A PORTFOLIO'S OUTSTANDING CLASSES OF SHARES COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX PLEASE SEE PAGE 39.


The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.

The bar chart and performance table have been omitted with respect to the Core Bond Portfolio, because this Portfolio has been in operation for less than one calendar year. The performance table for Class C and Class D shares of the Mid Cap Growth Portfolio has been omitted because these shares have been outstanding for less than one calendar year.

Class C shares and Class D shares of a Portfolio will have similar annual returns when compared with Class A shares because Class A, Class C, and Class D shares of a Portfolio are invested in the same portfolio of securities. The annual returns of Class A shares will differ from those of Class C and Class D shares only to the extent that the classes do not have the same expenses. Annual returns reflected since inception will also differ according to the inception date for each class. As of the date of this Prospectus, no Class C shares of the U.S. Government Securities, Short-Intermediate Bond, Intermediate Bond, International Bond, Diversified Growth, Small Company Index, Small Company Growth, International Equity Index and International Growth Portfolios were outstanding, and no Class D shares of the International Bond and Small Company Growth Portfolios were outstanding.


                                                      EQUITY PORTFOLIOS       23

INTERNATIONAL GROWTH PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

1995    1996    1997    1998    1999    2000     2001
-------------------------------------------------------
2.52%   5.12%   6.48%  24.54%  35.35%  (8.95)% (26.32)%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q4  1998                          Q1  2001
     19.00%                           (17.49)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                   Since
                                                   Date         1-Year       5-Year       Inception
---------------------------------------------------------------------------------------------------
Class A   Return before taxes                     3/28/94      (26.32)%       3.78%          3.51%
          Return after taxes on distributions                  (26.46)%       0.49%          0.97%
          Return after taxes on distributions
          and sale of portfolio shares                         (16.03)%       2.14%          2.03%
MSCI EAFE Index*                                               (21.44)%       0.89%          3.28%
Class D   Return before taxes                    11/16/94**    (26.49)%       3.77%          3.02%
MSCI EAFE Index*                                               (21.44)%       0.89%          3.09%
----------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect deduction for fees, expenses or taxes.

**For Class D shares, performance from August 23, 1999 through June 14, 2001 is that of Class A, as no Class D shares were outstanding during such period. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.


24       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

INTERNATIONAL EQUITY INDEX PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)**


        [GRAPH APPEARS HERE]

  1998     1999     2000      2001
 -----------------------------------
 18.92%   26.06%  (14.36)%  (21.22)%


**The returns in the bar chart do not reflect the special transaction fee which is charged on the purchase of shares and is explained on page 58. If they did reflect such fee, returns would be less than those shown.

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q4   1998                        Q3   1998
     19.84%                           (14.07)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                   Since
                                                   Date         1-Year       5-Year       Inception
---------------------------------------------------------------------------------------------------
Class A   Return before taxes                      4/1/97      (22.03)%         N/A          1.34%
          Return after taxes on distributions                  (22.34)%         N/A          0.30%
          Return after taxes on distributions
          and sale of portfolio shares                         (13.39)%         N/A          0.93%
MSCI EAFE Index*                                               (21.44)%         N/A          1.28%
Class D   Return before taxes                     10/5/98      (22.92)%         N/A          0.85%
MSCI EAFE Index*                                               (21.44)%         N/A          1.00%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


                                                      EQUITY PORTFOLIOS       25

SMALL COMPANY GROWTH PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

          2000       2001
        -------------------
        (11.76)%   (21.52)%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q4  2001                        Q1  2001
     14.72%                         (23.69)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                   Since
                                                   Date         1-Year       5-Year       Inception
---------------------------------------------------------------------------------------------------
Class A   Return before taxes                     12/1/99      (21.52)%         N/A        (10.43)%
          Return after taxes on distributions                  (21.52)%         N/A        (10.43)%
          Return after taxes on distributions
          and sale of portfolio shares                         (13.10)%         N/A         (8.24)%
Russell 2000(R)Index*                                            2.48%          N/A          4.97%
Russell 2000(R)Growth Index* **                                 (9.23)%         N/A         (8.64)%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.

**The Russell 2000(R) Growth Index is replacing the Russell 2000(R) Index as the Small Company Growth Portfolio's performance benchmark. The Russell 2000(R) Growth Index is a more defined measure of companies within the small cap universe exhibiting growth characteristics, and, therefore, is expected to be a better benchmark comparison of the Portfolio's performance.


26       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

SMALL COMPANY INDEX PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)**


        [GRAPH APPEARS HERE]

 1994     1995     1996    1997    1998     1999    2000    2001
-----------------------------------------------------------------
(2.52)%  27.62%   15.88%  22.13%  (2.80)%  20.18%  (3.24)%  2.19%


**The returns in the bar chart do not reflect the special transaction fee which is charged on the purchase of shares and is explained on page 58. If they did reflect such fee, returns would be less than those shown.


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q4  2001                        Q3  2001
     20.85%                         (20.74)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                   Since
                                                   Date         1-Year       5-Year       Inception
---------------------------------------------------------------------------------------------------
Class A    Return before taxes                     1/11/93     1.71%          7.02%        10.22%
           Return after taxes on distributions                 1.30%          4.14%         7.37%
           Return after taxes on distributions
           and sale of portfolio shares                        1.04%          4.71%         7.35%
Russell 2000(R)Index*                                          2.48%          7.52%        10.77%
Class D    Return before taxes                     12/8/94     1.19%          6.43%        11.36%
Russell 2000(R)Index*                                          2.48%          7.52%        11.83%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


                                                      EQUITY PORTFOLIOS       27

MID CAP GROWTH PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

          2000       2001
        -------------------
         12.90%    (17.36)%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q1  2000                        Q3  2001
     23.90%                         (19.24)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                   Since
                                                   Date         1-Year       5-Year       Inception
---------------------------------------------------------------------------------------------------
Class A   Return before taxes                     12/31/99     (17.36)%         N/A        (3.41)%
          Return after taxes on distributions                  (17.36)%         N/A        (3.41)%
          Return after taxes on distributions
          and sale of portfolio shares                         (10.57)%         N/A        (2.72)%
S&P MidCap 400(R)Index*                                         (0.61)%         N/A         8.07%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


28       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FOCUSED GROWTH PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

 1994     1995     1996    1997    1998     1999    2000     2001
-------------------------------------------------------------------
(6.65)%  23.74%   14.22%  33.66%  36.50%   34.78%  (3.46)% (24.72)%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q4  1998                        Q1  2001
     27.60%                         (19.00)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                   Since
                                                   Date         1-Year       5-Year       Inception
---------------------------------------------------------------------------------------------------
   Class A Return before taxes                    7/1/93       (24.72)%       12.31%       11.58%
      Return after taxes on distributions                      (24.72)%        9.52%        9.37%
      Return after taxes on distributions
         and sale of portfolio shares                          (15.06)%        9.71%        9.22%
   S&P 500(R)Index*                                            (11.88)%       10.70%       13.74%
---------------------------------------------------------------------------------------------------
   Class C Return before taxes                    6/14/96       (24.90)%      12.05%       11.41%
   S&P 500(R)Index*                                             (11.88)%      10.70%       11.79%
---------------------------------------------------------------------------------------------------
   Class D Return before taxes                    12/8/94       (25.00)%      11.88%       14.40%
   S&P 500(R)Index*                                             (11.88)%      10.70%       15.95%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


                                                      EQUITY PORTFOLIOS       29

DIVERSIFIED GROWTH PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

 1994     1995     1996    1997    1998     1999    2000      2001
--------------------------------------------------------------------
(9.33)%  24.48%   17.50%  31.30%  34.96%   22.82%  (6.05)%  (16.42)%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)


BEST QUARTER RETURN             WORST QUARTER RETURN
    Q4  1998                        Q3  2001
     24.46%                         (15.48)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                  Since
                                                   Date         1-Year       5-Year      Inception
---------------------------------------------------------------------------------------------------
   Class A Return before taxes                    1/11/93      (16.42)%       11.32%       10.83%
      Return after taxes on distributions                      (16.55)%        6.83%        7.66%
      Return after taxes on distributions
         and sale of portfolio shares                          (10.00)%        9.16%        8.68%
   S&P 500(R)Index*                                            (11.88)%       10.70%       13.54%
---------------------------------------------------------------------------------------------------
   Class D Return before taxes                    9/14/94      (16.82)%       10.87%       12.25%
   S&P 500(R)Index*                                            (11.88)%       10.70%       14.74%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


30       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY INDEX PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

1994    1995     1996    1997    1998     1999    2000      2001
--------------------------------------------------------------------
1.12%  37.23%   22.66%  32.72%  28.28%   20.61%  (9.18)%  (12.05)%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q4  1998                        Q3  2001
     21.22%                         (14.72)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                  Since
                                                   Date         1-Year       5-Year      Inception
---------------------------------------------------------------------------------------------------
   Class A Return before taxes                    1/11/93       (12.05)%      10.41%       13.49%
      Return after taxes on distributions                       (12.97)%       7.91%       11.22%
      Return after taxes on distributions
         and sale of portfolio shares                            (6.78)%       8.39%       10.93%
   S&P 500(R)Index*                                             (11.88)%      10.70%       13.54%
---------------------------------------------------------------------------------------------------
   Class C Return before taxes                    9/28/95       (12.34)%      10.14%       12.55%
   S&P 500(R)Index*                                             (11.88)%      10.70%       13.17%
---------------------------------------------------------------------------------------------------
   Class D Return before taxes                    9/14/94       (12.37)%      10.02%       14.37%
   S&P 500(R)Index*                                             (11.88)%      10.70%       14.74%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


                                                      EQUITY PORTFOLIOS       31

BALANCED PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

 1994     1995     1996    1997    1998     1999    2000     2001
-------------------------------------------------------------------
(6.02)%  20.55%   11.26%  20.21%  22.37%   12.76%   0.98%   (4.75)%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q4  1998                        Q3  2001
     13.43%                         (6.54)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                  Since
                                                   Date         1-Year       5-Year      Inception
---------------------------------------------------------------------------------------------------
Class A     Return before taxes                   7/1/93        (4.75)%        9.79%        9.21%
            Return after taxes on distributions                 (5.81)%        7.14%        7.08%
            Return after taxes on distributions
            and sale of portfolio shares                        (2.89)%        7.30%        6.92%
Lehman Brothers Intermediate
   Government/Corporate Bond Index*                              8.96%         7.10%        6.43%
S&P 500(R)  Index*                                             (11.88)%       10.70%       13.74%
---------------------------------------------------------------------------------------------------
Class C     Return before taxes                   12/29/95      (5.04)%        9.56%        9.78%
Lehman Brothers Intermediate
   Government/Corporate Bond Index*                              8.96%         7.10%        6.58%
S&P 500(R)  Index*                                             (11.88)%       10.70%       12.65%
---------------------------------------------------------------------------------------------------
Class D     Return before taxes                   2/20/96       (5.08)%        9.38%        9.50%
Lehman Brothers Intermediate
   Government/Corporate Bond Index*                              8.96%         7.10%        6.83%
S&P 500(R)  Index*                                             (11.88)%       10.70%       12.20%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


32       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

INTERNATIONAL BOND PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

 1995     1996     1997    1998    1999     2000     2001
-----------------------------------------------------------
20.57%    7.23%  (3.45)%  15.79%  (7.98)%  (1.49)%  (0.40)%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q1  1995                        Q1  1997
     10.88%                         (5.91)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                  Since
                                                   Date         1-Year       5-Year      Inception
---------------------------------------------------------------------------------------------------
Class A    Return before taxes                    3/28/94      (0.40)%         0.19%       3.97%
           Return after taxes on distributions                 (1.59)%        (1.31)%      1.88%
           Return after taxes on distributions
             and sale of portfolio shares                      (0.23)%        (0.54)%      2.20%
J.P. Morgan Non-U.S. Government Bond Index*                    (3.59)%         0.08%       3.72%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


                                                      EQUITY PORTFOLIOS       33

BOND PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

 1994     1995     1996    1997    1998    1999     2000    2001
------------------------------------------------------------------
(3.88)%  22.72%    3.41%   9.98%   9.30%  (2.39)%  11.35%   6.17%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q2  1995                          Q1  1994
      7.66%                            (2.27)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                  Since
                                                   Date         1-Year       5-Year      Inception
---------------------------------------------------------------------------------------------------
Class A    Return before taxes                    1/11/93      6.17%          6.77%         7.30%
           Return after taxes on distributions                 3.60%          3.78%         4.35%
           Return after taxes on distributions
             and sale of portfolio shares                      3.73%          3.95%         4.39%
Lehman Brothers Aggregate Bond Index*                          8.44%         7.43%          7.21%
---------------------------------------------------------------------------------------------------
Class C    Return before taxes                    7/3/95       5.92%          6.50%         6.71%
Lehman Brothers Aggregate Bond Index*                          8.44%          7.43%         7.25%
---------------------------------------------------------------------------------------------------
Class D    Return before taxes                    9/14/94      5.79%          6.30%         7.59%
Lehman Brothers Aggregate Bond Index*                          8.44%          7.43%         7.82%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


34       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

U. S. TREASURY INDEX PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

 1994     1995     1996    1997    1998    1999     2000    2001
------------------------------------------------------------------
(3.41)% (17.81)%  (2.58)%  9.63%   9.90%  (2.93)%  13.17%   6.41%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q2  1995                        Q1  1994
     6.22%                           (2.94)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                  Since
                                                   Date         1-Year       5-Year      Inception
---------------------------------------------------------------------------------------------------
Class A    Return before taxes                    1/11/93      6.41%          7.09%        6.86%
           Return after taxes on distributions                 5.76%          6.96%        6.71%
           Return after taxes on distributions
             and sale of portfolio shares                      6.33%          6.83%        6.62%
Lehman Brothers Treasury Bond Index*                           6.75%          7.32%        7.08%
---------------------------------------------------------------------------------------------------
Class C    Return before taxes                    10/6/98      6.14%           N/A         4.24%
Lehman Brothers Treasury Bond Index*                           6.75%           N/A         5.21%
---------------------------------------------------------------------------------------------------
Class D    Return before taxes                    11/16/94     5.99%          6.69%        7.51%
Lehman Brothers Treasury Bond Index*                           6.75%          7.32%        8.14%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


                                                      EQUITY PORTFOLIOS       35

INTERMEDIATE BOND PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

  1998     1999     2000      2001
 -----------------------------------
  7.13%   (0.37)%   9.04%     8.00%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q3  2001                        Q2  1999
      4.20%                         (0.64)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                  Since
                                                   Date         1-Year       5-Year      Inception
---------------------------------------------------------------------------------------------------
Class A    Return before taxes                    8/1/97       8.00%          N/A          5.77%
           Return after taxes on distributions                 5.74%          N/A          3.30%
           Return after taxes on distributions
           and sale of portfolio shares                        4.83%          N/A          3.36%
Lehman Brothers Intermediate
   Government/Corporate Bond Index*                            8.96%          N/A          6.90%
---------------------------------------------------------------------------------------------------
Class D    Return before taxes                    10/2/98      7.66%          N/A          4.59%
Lehman Brothers Intermediate
   Government/Corporate Bond Index*                            8.96%          N/A          5.98%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


36       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

SHORT- INTERMEDIATE BOND PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

 1994     1995     1996    1997    1998    1999    2000    2001
------------------------------------------------------------------
 0.91%   12.86%   4.55%   6.76%   7.69%   1.41%   8.48%   6.92%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q2  1995                        Q4  2001
     3.96%                          (0.70)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                  Since
                                                   Date         1-Year       5-Year      Inception
---------------------------------------------------------------------------------------------------
Class A    Return before taxes                    1/11/93      6.92%          6.22%        6.09%
           Return after taxes on distributions                 4.47%          2.94%        3.32%
           Return after taxes on distributions
             and sale of portfolio shares                      4.18%          3.31%        3.48%
Merrill Lynch 1-5
   Corporate/Government Bond Index*                            8.98%          6.95%        6.49%
---------------------------------------------------------------------------------------------------
Class D    Return before taxes                    9/14/94      6.50%          5.81%        6.12%
Merrill Lynch 1-5
   Corporate/Government Bond Index*                            8.98%          6.95%        7.00%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


                                                      EQUITY PORTFOLIOS       37

U. S. GOVERNMENT SECURITIES PORTFOLIO


CALENDAR YEAR TOTAL RETURN (CLASS A)


        [GRAPH APPEARS HERE]

 1994     1995     1996    1997    1998    1999    2000    2001
------------------------------------------------------------------
(0.74)%  11.88%   4.11%   6.80%   6.92%   2.09%   8.40%   8.42%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
    Q3  2001                        Q1  1994
      4.09%                         (1.13)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                                Inception                                  Since
                                                   Date         1-Year       5-Year      Inception
---------------------------------------------------------------------------------------------------
Class A    Return before taxes                    4/5/93       8.42%          6.50%        5.81%
           Return after taxes on distributions                 5.90%          4.01%        3.53%
           Return after taxes on distributions
             and sale of portfolio shares                      5.32%          3.97%        3.51%
Merrill Lynch 1-5 Government Index*                            8.53%          6.86%        6.20%
---------------------------------------------------------------------------------------------------
Class D    Return before taxes                    9/15/94      7.99%          6.08%        6.11%
Merrill Lynch 1-5 Government Index*                            8.53%          6.86%        7.06%
---------------------------------------------------------------------------------------------------

After-tax returns are calculated using historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

*The Index figures do not reflect any fees, expenses or taxes.


38       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

BROAD - BASED SECURITIES MARKET INDICES

The Merrill Lynch 1-5 Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.

The Merrill Lynch 1-5 Corporate/Government Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with maturities of one to five years.

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with remaining maturities of one to ten years.

The Lehman Brothers Treasury Bond Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

The J.P. Morgan Non-U.S. Government Bond Index is an unmanaged index of prices of non-U.S. government bonds with maturities of one to thirty years.

The S&P 500(R) Index is the Standard & Poor's Composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The S&P MidCap 400(R)Index is an unmanaged index generally representative of the U.S. market for medium cap stocks.

The Russell 2000(R) Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The Russell 2000(R) Growth Index is an unmanaged index measuring the performance of those companies included in the Russell 2000 (which are the smallest 2,000 of the largest 3,000 U.S. companies defined by market capitalization) having higher price-to-book ratios and higher forecasted growth values.

The MSCI EAFE(R) Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

                                                      EQUITY PORTFOLIOS       39

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolios. Each class of shares represents pro rata interests in a Portfolio except that different shareholder servicing and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 58.)

As indicated below, the Small Company Index and International Equity Index Portfolios charge an additional transaction fee on the purchase of shares.


                           SHAREHOLDER FEES
                           (fees paid directly from your investment)
                           --------------------------------------------------------------------------------------------
                                                                                   Maximum Sales
                               Maximum            Additional                       Charge (Load)
                            Sales Charge      Transactional Fees      Maximum       Imposed on
                           (Load) Imposed    (as a percentage of   Deferred Sales   Reinvested    Redemption   Exchange
Portfolio                   on Purchases       amount invested)    Charge (Load)   Distributions     Fees        Fees
-----------------------------------------------------------------------------------------------------------------------
International Growth
     Class A                    None              None                 None            None           None        None
     Class C*                   None              None                 None            None           None        None
     Class D                    None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
International Equity Index
     Class A                    None              1.00%                None            None           None        None
     Class C*                   None              1.00%                None            None           None        None
     Class D                    None              1.00%                None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
Small Company Growth
     Class A                    None              None                 None            None           None        None
     Class C*                   None              None                 None            None           None        None
     Class D*                   None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
Small Company Index
     Class A                    None              0.50%                None            None           None        None
     Class C*                   None              0.50%                None            None           None        None
     Class D                    None              0.50%                None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
     Class A                    None              None                 None            None           None        None
     Class C                    None              None                 None            None           None        None
     Class D                    None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
Focused Growth
     Class A                    None              None                 None            None           None        None
     Class C                    None              None                 None            None           None        None
     Class D                    None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------


*As of the date of the Prospectus, no shares of this class are issued and outstanding.

40       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
------------------------------------------------------------------------------------------------------
                                                                                       Total Annual
                                                           Transfer        Other        Portfolio
  Management      Distribution      Other    Servicing      Agency       Operating      Operating
   Fees(1)        (12b-1) Fees    Expenses     Fees          Fees       Expenses(2)     Expenses(3)
------------------------------------------------------------------------------------------------------
     0.90%            None          0.33%        None        0.01%        0.32%            1.23%
     0.90%            None          0.57%       0.15%        0.10%        0.32%            1.47%
     0.90%            None          0.72%       0.25%        0.15%        0.32%            1.62%
------------------------------------------------------------------------------------------------------
     0.35%            None          0.44%        None        0.01%        0.43%            0.79%
     0.35%            None          0.68%       0.15%        0.10%        0.43%            1.03%
     0.35%            None          0.83%       0.25%        0.15%        0.43%            1.18%
------------------------------------------------------------------------------------------------------
     0.95%            None          0.53%        None        0.01%        0.52%            1.48%
     0.95%            None          0.77%       0.15%        0.10%        0.52%            1.72%
     0.95%            None          0.92%       0.25%        0.15%        0.52%            1.87%
------------------------------------------------------------------------------------------------------
     0.30%            None          0.23%        None        0.01%        0.22%            0.53%
     0.30%            None          0.47%       0.15%        0.10%        0.22%            0.77%
     0.30%            None          0.62%       0.25%        0.15%        0.22%            0.92%
------------------------------------------------------------------------------------------------------
     0.90%            None          0.49%        None        0.01%        0.48%            1.39%
     0.90%            None          0.73%       0.15%        0.10%        0.48%            1.63%
     0.90%            None          0.88%       0.25%        0.15%        0.48%            1.78%
------------------------------------------------------------------------------------------------------
     0.85%            None          0.17%        None        0.01%        0.16%            1.02%
     0.85%            None          0.41%       0.15%        0.10%        0.16%            1.26%
     0.85%            None          0.56%       0.25%        0.15%        0.16%            1.41%
------------------------------------------------------------------------------------------------------


                                                      EQUITY PORTFOLIOS       41

                           SHAREHOLDER FEES
                           (fees paid directly from your investment)
                           --------------------------------------------------------------------------------------------
                                                                                   Maximum Sales
                               Maximum            Additional                       Charge (Load)
                            Sales Charge      Transactional Fees      Maximum       Imposed on
                           (Load) Imposed    (as a percentage of   Deferred Sales   Reinvested    Redemption   Exchange
Portfolio                   on Purchases       amount invested)    Charge (Load)   Distributions     Fees        Fees
-----------------------------------------------------------------------------------------------------------------------
Diversified Growth
     Class A                    None              None                 None            None           None        None
     Class C*                   None              None                 None            None           None        None
     Class D                    None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
Equity Index
     Class A                    None              None                 None            None           None        None
     Class C                    None              None                 None            None           None        None
     Class D                    None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
Balanced
     Class A                    None              None                 None            None           None        None
     Class C                    None              None                 None            None           None        None
     Class D                    None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
International Bond
     Class A                    None              None                 None            None           None        None
     Class C*                   None              None                 None            None           None        None
     Class D*                   None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
Bond
     Class A                    None              None                 None            None           None        None
     Class C                    None              None                 None            None           None        None
     Class D                    None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
Core Bond
     Class A                    None              None                 None            None           None        None
     Class C                    None              None                 None            None           None        None
     Class D                    None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Index
     Class A                    None              None                 None            None           None        None
     Class C                    None              None                 None            None           None        None
     Class D                    None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------


*As of the date of the Prospectus, no shares of this class are issued and outstanding.

42       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
------------------------------------------------------------------------------------------------------
                                                                                       Total Annual
                                                           Transfer        Other        Portfolio
  Management      Distribution      Other    Servicing      Agency       Operating      Operating
   Fees(1)        (12b-1) Fees    Expenses     Fees          Fees       Expenses(2)     Expenses(3)
------------------------------------------------------------------------------------------------------
     0.75%            None          0.20%        None        0.01%        0.19%            0.95%
     0.75%            None          0.44%       0.15%        0.10%        0.19%            1.19%
     0.75%            None          0.59%       0.25%        0.15%        0.19%            1.34%
------------------------------------------------------------------------------------------------------
     0.20%            None          0.15%        None        0.01%        0.14%            0.35%
     0.20%            None          0.39%       0.15%        0.10%        0.14%            0.59%
     0.20%            None          0.54%       0.25%        0.15%        0.14%            0.74%
------------------------------------------------------------------------------------------------------
     0.60%            None          0.21%        None        0.01%        0.20%            0.81%
     0.60%            None          0.45%       0.15%        0.10%        0.20%            1.05%
     0.60%            None          0.60%       0.25%        0.15%        0.20%            1.20%
------------------------------------------------------------------------------------------------------
     0.85%            None          0.62%        None        0.01%        0.61%            1.47%
     0.85%            None          0.86%       0.15%        0.10%        0.61%            1.71%
     0.85%            None          1.01%       0.25%        0.15%        0.61%            1.86%
------------------------------------------------------------------------------------------------------
     0.40%            None          0.14%        None        0.01%        0.13%            0.54%
     0.40%            None          0.38%       0.15%        0.10%        0.13%            0.78%
     0.40%            None          0.53%       0.25%        0.15%        0.13%            0.93%
------------------------------------------------------------------------------------------------------
     0.40%            None          0.21%        None        0.01%        0.20%            0.61%
     0.40%            None          0.45%       0.15%        0.10%        0.20%            0.85%
     0.40%            None          0.60%       0.25%        0.15%        0.20%            1.00%
------------------------------------------------------------------------------------------------------
     0.30%            None          0.35%        None        0.01%        0.34%            0.65%
     0.30%            None          0.59%       0.15%        0.10%        0.34%            0.89%
     0.30%            None          0.74%       0.25%        0.15%        0.34%            1.04%
------------------------------------------------------------------------------------------------------


                                                      EQUITY PORTFOLIOS       43

                           SHAREHOLDER FEES
                           (fees paid directly from your investment)
                           --------------------------------------------------------------------------------------------
                                                                                   Maximum Sales
                               Maximum            Additional                       Charge (Load)
                            Sales Charge      Transactional Fees      Maximum       Imposed on
                           (Load) Imposed    (as a percentage of   Deferred Sales   Reinvested    Redemption   Exchange
Portfolio                   on Purchases       amount invested)    Charge (Load)   Distributions     Fees        Fees
-----------------------------------------------------------------------------------------------------------------------
Intermediate Bond
     Class A                    None              None                 None            None           None        None
     Class C*                   None              None                 None            None           None        None
     Class D                    None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond
     Class A                    None              None                 None            None           None        None
     Class C*                   None              None                 None            None           None        None
     Class D                    None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------
U.S. Government Securities
     Class A                    None              None                 None            None           None        None
     Class C*                   None              None                 None            None           None        None
     Class D                    None              None                 None            None           None        None
-----------------------------------------------------------------------------------------------------------------------


*As of the date of the Prospectus, no shares of this class are issued and outstanding.

44       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
------------------------------------------------------------------------------------------------------
                                                                                       Total Annual
                                                           Transfer        Other        Portfolio
  Management      Distribution      Other    Servicing      Agency       Operating      Operating
   Fees(1)        (12b-1) Fees    Expenses     Fees          Fees       Expenses(2)     Expenses(3)
------------------------------------------------------------------------------------------------------
     0.40%            None          0.38%        None        0.01%        0.37%            0.78%
     0.40%            None          0.62%       0.15%        0.10%        0.37%            1.02%
     0.40%            None          0.77%       0.25%        0.15%        0.37%            1.17%
------------------------------------------------------------------------------------------------------
     0.40%            None          0.15%        None        0.01%        0.14%            0.55%
     0.40%            None          0.39%       0.15%        0.10%        0.14%            0.79%
     0.40%            None          0.54%       0.25%        0.15%        0.14%            0.94%
------------------------------------------------------------------------------------------------------
     0.40%            None          0.21%        None        0.01%        0.20%            0.61%
     0.40%            None          0.45%       0.15%        0.10%        0.20%            0.85%
     0.40%            None          0.60%       0.25%        0.15%        0.20%            1.00%
------------------------------------------------------------------------------------------------------


                                                      EQUITY PORTFOLIOS       45

FOOTNOTES

(1) This information has been restated to reflect reduced contractual management fee rates that are effective April 1, 2002. Prior to April 1, 2002, the contractual management rates for the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index, Balanced, International Bond, Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond and U.S. Government Securities Portfolios were 1.00%, 0.50%, 1.10%, 0.40%, 1.10%, 1.10%, 0.80%, 0.30%, 0.80%, 0.90%,
     0.60%, 0.60%, 0.40%, 0.60%, 0.60% and 0.60%, respectively, of the
     Portfolio's average daily net assets.

     For the fiscal year ended November 30, 2001, the Investment Advisers voluntarily waived a portion of their management fees. As a result of these fee waivers, actual management fees paid by the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index, Balanced, International Bond, Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond and U.S. Government Securities Portfolios were 0.80%, 0.25%, 0.80%, 0.20%, 0.80%, 0.80%, 0.55%, 0.10%, 0.50%, 0.70%,
     0.25%, 0.25%, 0.15%, 0.25%, 0.25% and 0.25%, respectively, of the
     Portfolio's average daily net assets. Fee waivers may be terminated at any time at the option of the Investment Advisers. The Investment Advisers have indicated that they will continue these waivers at the same levels for the fiscal year ending November 30, 2002, except that beginning April 1, 2002, the management fee after waiver for the Focused Growth Portfolio and the Diversified Growth Portfolio is 0. 75% and 0.65% of average daily net assets, respectively.

(2) "Other Operating Expenses," along with "Servicing Fees" and "Transfer Agency Fees," is a subcategory of "Other Expenses" and includes co-administration fees and all other ordinary operating expenses of the Portfolios not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolios at an annual rate of 0.15% of the average daily net assets of each of the International Growth, International Equity Index and International Bond Portfolios, and 0.10% of the average daily net assets of each other Portfolio. The Co-Administrators are also entitled to additional fees for special legal services. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses (including fees payable to the Co-Administrators, but excluding management fees, transfer agency fees, servicing fees, taxes, interest and other extraordinary expenses) which exceed on an annualized basis 0.25% of the International Growth, International Equity Index and International Bond Portfolios' average daily net assets, and 0.10% of each other Portfolio's average daily net assets.

(3) Set forth below are the management fees, distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that would have been paid during the fiscal year ended November 30, 2001 as a result of fee waivers and expense reimbursements at rates in effect as of April 1, 2002.

46       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                       Management     Distribution      Other         Total Annual
Portfolio                                 Fees        (12b-1) Fees    Expenses     Operating Expenses
------------------------------------------------------------------------------------------------------
International Growth
------------------------------------------------------------------------------------------------------
   Class A                               0.80%           0.00%          0.26%             1.06%
------------------------------------------------------------------------------------------------------
   Class C*                              0.80%           0.00%          0.50%             1.30%
------------------------------------------------------------------------------------------------------
   Class D                               0.80%           0.00%          0.65%             1.45%
------------------------------------------------------------------------------------------------------
International Equity Index
------------------------------------------------------------------------------------------------------
   Class A                               0.25%           0.00%          0.30%             0.55%
------------------------------------------------------------------------------------------------------
   Class C*                              0.25%           0.00%          0.54%             0.79%
------------------------------------------------------------------------------------------------------
   Class D                               0.25%           0.00%          0.69%             0.94%
------------------------------------------------------------------------------------------------------
Small Company Growth
------------------------------------------------------------------------------------------------------
   Class A                               0.80%           0.00%          0.12%             0.92%
------------------------------------------------------------------------------------------------------
   Class C*                              0.80%           0.00%          0.36%             1.16%
------------------------------------------------------------------------------------------------------
   Class D*                              0.80%           0.00%          0.51%             1.31%
------------------------------------------------------------------------------------------------------
Small Company Index
------------------------------------------------------------------------------------------------------
   Class A                               0.20%           0.00%          0.11%             0.31%
------------------------------------------------------------------------------------------------------
   Class C*                              0.20%           0.00%          0.35%             0.55%
------------------------------------------------------------------------------------------------------
   Class D                               0.20%           0.00%          0.50%             0.70%
------------------------------------------------------------------------------------------------------
Mid Cap Growth
------------------------------------------------------------------------------------------------------
   Class A                               0.80%           0.00%          0.14%             0.94%
------------------------------------------------------------------------------------------------------
   Class C                               0.80%           0.00%          0.38%             1.18%
------------------------------------------------------------------------------------------------------
   Class D                               0.80%           0.00%          0.53%             1.33%
------------------------------------------------------------------------------------------------------
Focused Growth
------------------------------------------------------------------------------------------------------
   Class A                               0.75%           0.00%          0.11%             0.86%
------------------------------------------------------------------------------------------------------
   Class C                               0.75%           0.00%          0.35%             1.10%
------------------------------------------------------------------------------------------------------
   Class D                               0.75%           0.00%          0.50%             1.25%
------------------------------------------------------------------------------------------------------
Diversified Growth
------------------------------------------------------------------------------------------------------
   Class A                               0.65%           0.00%          0.11%             0.76%
------------------------------------------------------------------------------------------------------
   Class C*                              0.65%           0.00%          0.35%             1.00%
------------------------------------------------------------------------------------------------------
   Class D                               0.65%           0.00%          0.50%             1.15%
------------------------------------------------------------------------------------------------------
Equity Index
------------------------------------------------------------------------------------------------------
   Class A                               0.10%           0.00%          0.11%             0.21%
------------------------------------------------------------------------------------------------------
   Class C                               0.10%           0.00%          0.35%             0.45%
------------------------------------------------------------------------------------------------------
   Class D                               0.10%           0.00%          0.50%             0.60%
------------------------------------------------------------------------------------------------------
Balanced
------------------------------------------------------------------------------------------------------
   Class A                               0.50%           0.00%          0.11%             0.61%
------------------------------------------------------------------------------------------------------
   Class C                               0.50%           0.00%          0.35%             0.85%
------------------------------------------------------------------------------------------------------
   Class D                               0.50%           0.00%          0.50%             1.00%
------------------------------------------------------------------------------------------------------

                                                      EQUITY PORTFOLIOS       47


                                       Management     Distribution      Other         Total Annual
Portfolio                                 Fees        (12b-1) Fees    Expenses     Operating Expenses
------------------------------------------------------------------------------------------------------
International Bond
------------------------------------------------------------------------------------------------------
   Class A                               0.70%           0.00%          0.26%             0.96%
------------------------------------------------------------------------------------------------------
   Class C*                              0.70%           0.00%          0.50%             1.20%
------------------------------------------------------------------------------------------------------
   Class D*                              0.70%           0.00%          0.65%             1.35%
------------------------------------------------------------------------------------------------------
Bond
------------------------------------------------------------------------------------------------------
   Class A                               0.25%           0.00%          0.11%             0.36%
------------------------------------------------------------------------------------------------------
   Class C                               0.25%           0.00%          0.35%             0.60%
------------------------------------------------------------------------------------------------------
   Class D                               0.25%           0.00%          0.50%             0.75%
------------------------------------------------------------------------------------------------------
Core Bond
------------------------------------------------------------------------------------------------------
   Class A                               0.25%           0.00%          0.11%             0.36%
------------------------------------------------------------------------------------------------------
   Class C                               0.25%           0.00%          0.35%             0.60%
------------------------------------------------------------------------------------------------------
   Class D                               0.25%           0.00%          0.50%             0.75%
------------------------------------------------------------------------------------------------------
U.S. Treasury Index
------------------------------------------------------------------------------------------------------
   Class A                               0.15%           0.00%          0.11%             0.26%
------------------------------------------------------------------------------------------------------
   Class C                               0.15%           0.00%          0.35%             0.50%
------------------------------------------------------------------------------------------------------
   Class D                               0.15%           0.00%          0.50%             0.65%
------------------------------------------------------------------------------------------------------
Intermediate Bond
------------------------------------------------------------------------------------------------------
   Class A                               0.25%           0.00%          0.11%             0.36%
------------------------------------------------------------------------------------------------------
   Class C*                              0.25%           0.00%          0.35%             0.60%
------------------------------------------------------------------------------------------------------
   Class D                               0.25%           0.00%          0.50%             0.75%
------------------------------------------------------------------------------------------------------
Short-Intermediate Bond
------------------------------------------------------------------------------------------------------
   Class A                               0.25%           0.00%          0.11%             0.36%
------------------------------------------------------------------------------------------------------
   Class C*                              0.25%           0.00%          0.35%             0.60%
------------------------------------------------------------------------------------------------------
   Class D                               0.25%           0.00%          0.50%             0.75%
------------------------------------------------------------------------------------------------------
U.S. Government Securities
------------------------------------------------------------------------------------------------------
   Class A                               0.25%           0.00%          0.11%             0.36%
------------------------------------------------------------------------------------------------------
   Class C*                              0.25%           0.00%          0.35%             0.60%
------------------------------------------------------------------------------------------------------
   Class D                               0.25%           0.00%          0.50%             0.75%
------------------------------------------------------------------------------------------------------

Fee waivers (and voluntary expense reimbursements, if applicable) may be terminated at any time at the option of the Investment Advisers. If this occurs, the Portfolios' total annual operating expenses may increase without shareholder approval.

*As of the date of the Prospectus, no shares of this class are issued and outstanding.

48       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EXAMPLE

The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio                               1 Year   3 Years     5 Years     10 Years
------------------------------------------------------------------------------------
International Growth
------------------------------------------------------------------------------------
   Class A                                $ 125      $ 390        $ 676     $  1,489
------------------------------------------------------------------------------------
   Class C                                $ 150      $ 465        $ 803     $  1,757
------------------------------------------------------------------------------------
   Class D                                $ 165      $ 511        $ 881     $  1,922
------------------------------------------------------------------------------------
International Equity Index
------------------------------------------------------------------------------------
   Class A                                 $ 81      $ 252        $ 439        $ 978
------------------------------------------------------------------------------------
   Class C                                $ 105      $ 328        $ 569     $  1,259
------------------------------------------------------------------------------------
   Class D                                $ 120      $ 375        $ 649     $  1,432
------------------------------------------------------------------------------------
Small Company Growth
------------------------------------------------------------------------------------
   Class A                                $ 151      $ 468        $ 808     $  1,768
------------------------------------------------------------------------------------
   Class C                                $ 175      $ 542        $ 933     $  2,030
------------------------------------------------------------------------------------
   Class D                                $ 190      $ 588     $  1,011     $  2,190
------------------------------------------------------------------------------------
Small Company Index
------------------------------------------------------------------------------------
   Class A                                 $ 54      $ 170        $ 296        $ 665
------------------------------------------------------------------------------------
   Class C                                 $ 79      $ 246        $ 428        $ 954
------------------------------------------------------------------------------------
   Class D                                 $ 94      $ 293        $ 509     $  1,131
------------------------------------------------------------------------------------
Mid Cap Growth
------------------------------------------------------------------------------------
   Class A                                $ 142      $ 440        $ 761     $  1,669
------------------------------------------------------------------------------------
   Class C                                $ 166      $ 514        $ 887     $  1,933
------------------------------------------------------------------------------------
   Class D                                $ 181      $ 560        $ 964     $  2,095
------------------------------------------------------------------------------------
Focused Growth
------------------------------------------------------------------------------------
   Class A                                $ 104      $ 325        $ 563     $  1,248
------------------------------------------------------------------------------------
   Class C                                $ 128      $ 400        $ 692     $  1,523
------------------------------------------------------------------------------------
   Class D                                $ 144      $ 446        $ 771     $  1,691
------------------------------------------------------------------------------------
Diversified Growth
------------------------------------------------------------------------------------
   Class A                                 $ 97      $ 303        $ 525     $  1,166
------------------------------------------------------------------------------------
   Class C                                $ 121      $ 378        $ 654     $  1,443
------------------------------------------------------------------------------------
   Class D                                $ 136      $ 425        $ 734     $  1,613
------------------------------------------------------------------------------------

                                                      EQUITY PORTFOLIOS       49


Portfolio                               1 Year   3 Years     5 Years         10 Years
------------------------------------------------------------------------------------
Equity Index
------------------------------------------------------------------------------------
   Class A                                 $ 36      $ 113        $ 197    $   443
------------------------------------------------------------------------------------
   Class C                                 $ 60      $ 189        $ 329    $   738
------------------------------------------------------------------------------------
   Class D                                 $ 76      $ 237        $ 411    $   918
------------------------------------------------------------------------------------
Balanced
------------------------------------------------------------------------------------v
   Class A                                 $ 83      $ 259        $ 450    $ 1,002
------------------------------------------------------------------------------------
   Class C                                $ 107      $ 334        $ 579    $ 1,283
------------------------------------------------------------------------------------
   Class D                                $ 122      $ 381        $ 660    $ 1,455
------------------------------------------------------------------------------------
International Bond
------------------------------------------------------------------------------------
   Class A                                $ 150      $ 465        $ 803    $ 1,757
------------------------------------------------------------------------------------
   Class C                                $ 174      $ 539        $ 928    $ 2,019
------------------------------------------------------------------------------------
   Class D                                $ 189      $ 585     $  1,006    $ 2,180
------------------------------------------------------------------------------------
Bond
------------------------------------------------------------------------------------
   Class A                                 $ 55      $ 173        $ 302    $   677
------------------------------------------------------------------------------------
   Class C                                 $ 80      $ 249        $ 433    $   966
------------------------------------------------------------------------------------
   Class D                                 $ 95      $ 296        $ 515    $ 1,143
------------------------------------------------------------------------------------
Core Bond
------------------------------------------------------------------------------------
   Class A                                 $ 62      $ 195        $ 340    $   762
------------------------------------------------------------------------------------
   Class C                                 $ 87      $ 271        $ 471    $ 1,049
------------------------------------------------------------------------------------
   Class D                                $ 102      $ 318        $ 552    $ 1,225
------------------------------------------------------------------------------------
U.S. Treasury Index
------------------------------------------------------------------------------------
   Class A                                 $ 66      $ 208        $ 362    $   810
------------------------------------------------------------------------------------
   Class C                                 $ 91      $ 284        $ 493    $ 1,096
------------------------------------------------------------------------------------
   Class D                                $ 106      $ 331        $ 574    $ 1,271
------------------------------------------------------------------------------------
Intermediate Bond
------------------------------------------------------------------------------------
   Class A                                 $ 80      $ 249        $ 433    $   966
------------------------------------------------------------------------------------
   Class C                                $ 104      $ 325        $ 563    $ 1,248
------------------------------------------------------------------------------------
   Class D                                $ 119      $ 372        $ 644    $ 1,420
------------------------------------------------------------------------------------
Short-Intermediate Bond
------------------------------------------------------------------------------------
   Class A                                 $ 56      $ 176        $ 307    $   689
------------------------------------------------------------------------------------
   Class C                                 $ 81      $ 252        $ 439    $   978
------------------------------------------------------------------------------------
   Class D                                 $ 96      $ 300        $ 520    $ 1,155
------------------------------------------------------------------------------------
U.S. Government Securities
------------------------------------------------------------------------------------
   Class A                                 $ 62      $ 195        $ 340    $   762
------------------------------------------------------------------------------------
   Class C                                 $ 87      $ 271        $ 471    $ 1,049
------------------------------------------------------------------------------------
   Class D                                $ 102      $ 318        $ 552    $ 1,225
------------------------------------------------------------------------------------


50       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

INVESTMENT ADVISERS


Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") serve jointly as the Investment Advisers of the International Bond, International Growth, Bond, Short-Intermediate Bond, Intermediate Bond and Balanced Portfolios. NTI serves as the Investment Adviser of each of the other Portfolios. NTI and NTGIE are direct or indirect wholly-owned subsidiaries of The Northern Trust Company ("TNTC").* NTI is located at 50 South LaSalle Street, Chicago, IL 60675. NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively in this Prospectus as "Northern Trust."

NTI is an Illinois state chartered trust company and an investment adviser registered under the Investment Advisers Act of 1940. Formed in 1988, it primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

NTGIE was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority and registered with the Investment Management Regulatory Organization. It is also registered as an investment adviser under the Investment Advisers Act of 1940 with respect to its U.S. clients. NTGIE primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $1.68 trillion of assets, including approximately $39.7 billion of assets under management. As of such date, Northern Trust Corporation and its subsidiaries had approximately $39.7 billion in assets, $25 billion in deposits and employed on a full time equivalent basis over 9,400 persons.

Under the Advisory Agreement with Northern Institutional Funds, each Investment Adviser, subject to the general supervision of the Northern Institutional Funds' Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.




*Prior to January 1, 2001, NTI served as the investment adviser of the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios and TNTC served as the investment adviser of all of the other then-existing Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Portfolios that TNTC was then managing, other than the International Growth and International Bond Portfolios. On May 2, 2001, NTGIE and NTI assumed TNTC's rights and responsibilities as investment adviser of the International Growth and International Bond Portfolios. On April 1, 2002, NTGIE joined NTI as investment adviser of the Bond, Short-Intermediate Bond, Intermediate Bond and Balanced Portfolios.


                                                      EQUITY PORTFOLIOS       51

ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 2001.


                                             Advisory Fee Paid
                               Contractual    for Fiscal Year
Portfolio                         Rate*        Ended 11/30/01
---------------------------------------------------------------
International Growth               0.90%          0.80%
---------------------------------------------------------------
International Equity Index         0.35%          0.25%
---------------------------------------------------------------
Small Company Growth               0.95%          0.80%
---------------------------------------------------------------
Small Company Index                0.30%          0.20%
---------------------------------------------------------------
Mid Cap Growth                     0.90%          0.80%
---------------------------------------------------------------
Focused Growth                     0.85%          0.80%**
---------------------------------------------------------------
Diversified Growth                 0.75%          0.55%**
---------------------------------------------------------------
Equity Index                       0.20%          0.10%
---------------------------------------------------------------
Balanced                           0.60%          0.50%
---------------------------------------------------------------
International Bond                 0.85%          0.70%
---------------------------------------------------------------
Bond                               0.40%          0.25%
---------------------------------------------------------------
Core Bond                          0.40%          0.25%
---------------------------------------------------------------
U.S. Treasury Index                0.30%          0.15%
---------------------------------------------------------------
Intermediate Bond                  0.40%          0.25%
---------------------------------------------------------------
Short-Intermediate Bond            0.40%          0.25%
---------------------------------------------------------------
U.S. Government Securities         0.40%          0.25%
---------------------------------------------------------------


The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Advisers did not charge the full amount of the advisory fees to which they would have been entitled. The Investment Advisers may discontinue or modify their voluntary limitations in the future at their discretion.




*Prior to April 1, 2002, the contractual rates for the International Growth Portfolios, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index, Balanced, International Bond, Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond and U.S. Government Securities were 1.00%, 0.50%, 1.10%, 0.40%, 1.10%, 1.10%, 0.80%, 0.30%, 0.80%, 0.90%, 0.60%, 0.60%, 0.40%,
0.60%, 0.60% and 0.60%, respectively.


**This ratio represents actual fees paid for the fiscal year ended November 30, 2001, based on waivers in effect prior to April 1, 2002.

52       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PORTFOLIO MANAGEMENT

NORTHERN TRUST EMPLOYS A TEAM APPROACH TO THE INVESTMENT MANAGEMENT OF THE PORTFOLIOS.

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE ACTIVELY MANAGED
PORTFOLIOS.

Mark J. Wirth, Senior Vice President of Northern Trust is the management team leader for the Bond Portfolio. Mr. Wirth has had such responsibility since 1993. Mr. Wirth joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios.

The management team leader for the Short-Intermediate Bond Portfolio is Mark J. Wirth. Mr. Wirth has had such responsibility since 1993.

The management team leader for the Core Bond Portfolio is Mark J. Wirth. Mr. Wirth has had such responsibility since the Portfolio commenced operations.

Guy Williams, Vice President of Northern Trust, is the management team leader for the International Bond Portfolio. Mr. Williams has had such responsibility since September 1999. Mr. Williams joined Northern Trust in 1999. From 1992 to 1999, he was a global fixed income manager for Paribas Asset Management.

The management team leader for the International Growth Portfolio is Andrew Parry, Senior Vice President of Northern Trust. Mr. Parry has had such responsibility since August 2000, when he joined Northern Trust. Mr. Parry was the head of global equities for Julius Baer from 1997 to July 2000. From 1995 to 1997, he was the chief investment officer for Lazard Brothers Asset Management.


The management team leader for the U.S. Government Securities Portfolio is Deborah Boyer, Vice President of Northern Trust. Ms. Boyer has had such responsibility since November 2000. Ms. Boyer joined Northern Trust in October 2000. From 1989 to 1996, Ms. Boyer was with First Chicago NBD Corporation where she served as a government bond trader and managed a government bond portfolio. From 1996 to October 2000, she was a portfolio manager at T. Rowe Price where she managed various taxable fixed income portfolios.


The management team leader for the Intermediate Bond Portfolio is Mark J. Wirth. Mr. Wirth has had such responsibility since 1998.

The management team leaders for the Diversified Growth Portfolio are Jon D. Brorson, Senior Vice President of Northern Trust, and John J. Zielinski, Vice President of Northern Trust. Mr. Brorson has had such responsibility since 1996. Mr. Zielinski has had such responsibility since 1999. Mr. Brorson joined Northern Trust in 1996. From 1990 to 1996, he was with Hartline Investment Corp., where his primary responsibilities included portfolio management, investment research, sales and trading. Mr. Zielinski joined Northern Trust in 1980 and during the past five years has managed various equity portfolios.

                                                      EQUITY PORTFOLIOS       53

The management team leaders for the Focused Growth Portfolio are Jon D. Brorson and Kenneth J. Turek, Senior Vice Presidents of Northern Trust. Mr. Brorson has had such responsibility since 1996. Mr. Turek has had such responsibility since 1999. Since 1997, Mr. Turek has managed various equity portfolios at Northern Trust. From 1994 to 1997, Mr. Turek was the chief equity officer of National Investment Services.

The management team leaders for the Balanced Portfolio are John J. Zielinski and Eric M. Bergson, Vice President of Northern Trust. Mr. Zielinski has had such responsibility since 1999. Mr. Bergson has had such responsibility since August 2000. Mr. Bergson joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios.

The management team leader for the Small Company Growth Portfolio is David H. Burshtan, Vice President of Northern Trust. Mr. Burshtan has had such responsibility since the Portfolio commenced operations in December 1999. Mr. Burshtan manages various equity portfolios at Northern Trust. From 1995 to 1999, Mr. Burshtan was a portfolio manager for various small cap mutual funds with Scudder Kemper Investments, Inc.

The management team leader for the Mid Cap Growth Portfolio is Kenneth Turek. Mr. Turek has had such responsibility since the Portfolio commenced operations in December 1999.

54       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various administrative servicing functions, and any shareholder inquiries should be directed to it. NTI and PFPC, Inc. ("PFPC") serve as Co-Administrators for the Portfolios. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" beginning on page 40 and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered investment portfolios that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services if consistent with the 1940 Act and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.




                                                      EQUITY PORTFOLIOS       55

PURCHASING AND SELLING SHARES

PURCHASING SHARES

Institutional investors, acting on their own behalf or on behalf of their customers, clients, employees, participants and others ("Customers"), may purchase shares of the Portfolios through their institutional accounts at Northern Trust or an affiliate. They may also purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

o Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

o Corporations, partnerships, business trusts, and other institutions and organizations; and

o    Northern Trust and its affiliates acting on behalf of the foregoing.

The Portfolios currently offer a choice of three classes of shares to meet the special needs of institutional investors ("Institutions").

Class A Shares are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

Class C Shares are designed for Institutions that require the Transfer Agent and a Servicing Agent to provide certain account-related services incident to Customers being the beneficial owners of shares.

Class D Shares are designed for Institutions that require the Transfer Agent and a Servicing Agent to provide them and their Customers with certain account-related services and other information.

Different shareholder servicing and transfer agency fees are payable by each class of shares (see "Portfolio Fees and Expenses" on page 40). In addition, any person entitled to receive compensation for selling or servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

OPENING AN ACCOUNT

You may purchase shares of the Portfolios through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments.

Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase shares directly from the Trust as described in this Prospectus.

BY MAIL

o    Read this prospectus carefully.

o    Complete and sign the new account application.

o Include a certified corporate resolution (or other acceptable evidence of authority).

o Enclose a check or Federal Reserve draft payable to the specific Portfolio. If investing in more than one Portfolio, please include a separate check for each.

o    Mail your check, corporate resolution and completed application to:


     Northern Institutional Funds
     P.O. Box 75986
     Chicago, Illinois 60675-5986


     All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

56       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

BY TELEPHONE

o    Read this prospectus carefully.

o    Call the Transfer Agent at 800/637-1380.

To open a new account please provide:

o    The name of the Portfolio in which you would like to invest

o    The number of shares or dollar amount to be invested

o    The method of payment

To add to an existing account, please provide:

o    The Institution's name

o    Your Account Number

BY WIRE OR AUTOMATED CLEARING HOUSE TRANSFER ("ACH TRANSFER")

To open a new account:

o    Call the Transfer Agent at 800/637-1380 for instructions.

o For more information about the purchase of shares, call the Transfer Agent at 800/637-1380.

To add to an existing account:

o    Have your bank wire Federal funds or effect an ACH Transfer to:
     The Northern Trust Company
     Chicago, Illinois
     ABA Routing No. 0710-00152
     (Reference 10 Digit Portfolio Account No.)
     (Reference Shareholder's Name)

SELLING SHARES

Through an Institutional Account. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

Send a written request to:


Northern Institutional Funds
P.O. Box 75986
Chicago, Illinois 60675-5986


The letter of instruction must include:

o    The signature of a duly authorized person

o    Your account number

o    The name of the Portfolio

o    The number of shares or the dollar amount to be redeemed

BY TELEPHONE

o    Call the Transfer Agent at 800/637-1380 for instructions.

o During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares--By Mail."

BY WIRE

o    Call the Transfer Agent at 800/637-1380 for instructions.

o    You must have given prior authorization for expedited wire redemption.

o    The minimum amount that may be redeemed by this method is $10,000.



                                                      EQUITY PORTFOLIOS       57

ACCOUNT POLICIES AND OTHER INFORMATION

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of the Portfolio's net assets attributed to that class by the number of outstanding shares of that class. The NAV for each class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received and accepted as described below.

U.S. and foreign securities held by a Portfolio generally are valued at their market prices. Shares of an investment company held by a Portfolio are valued at their net asset value. Any securities, including restricted securities, for which market prices are not readily available, are valued at fair value as determined by the Investment Adviser. Short-term obligations held by a Portfolio are valued at their amortized cost, which, according to the Investment Adviser, approximates market value.


The impact of events that occur after the publication of market quotations used by a Portfolio to price its securities but before the time as of which the Portfolio calculates its NAV will not be reflected in a Portfolio's next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

A Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the day they are received by the Transfer Agent or other authorized intermediary at that day's closing share price (plus any additional transaction fee) provided that either:


o The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 3:00 p.m., Chicago time, on the same Business Day;

o The order is accepted by an authorized intermediary and payment in Federal or other immediately available funds is made on the next Business Day according to procedures authorized by the Trust; or

o Payment in Federal or other immediately available funds is received on the next Business Day in an institutional account maintained with Northern Trust or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price (plus any additional transaction fee), provided that payment is made as noted above. If an Institution pays for shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 60.

Additional Transaction Fee. Purchases of, and exchanges for, shares of the Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee. This fee equals 0.50% and 1.00%, respectively, of the dollar amount purchased. It does not apply to reinvested dividends or capital gains distributions. This transaction fee is not a sales charge. It is paid to the Portfolios and is used to protect existing shareholders by offsetting the transaction costs associated with new purchases of securities by the Portfolios. Because these transaction costs are not paid out of their other assets, the Small Company Index Portfolio and the International Equity Index Portfolio are expected to track their respective indices more closely.

58       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Tax Identification Number. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

o Institutions are responsible for transmitting purchase orders to the Transfer Agent and delivering required funds on a timely basis.

o Institutions are responsible for all losses and expenses of a Portfolio in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

o The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

Timing of Redemption and Exchange Requests.
Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on a Business Day will be executed on the same day. The redemption or exchange will be effected at that day's closing share price (plus any additional transaction fee, in the case of an exchange). Redemption proceeds will normally be sent or credited on the next Business Day.


Orders received in good order on a non-Business Day or after 3:00 p.m., Chicago time, on a Business Day will be executed the next Business Day, at that day's closing share price (plus any additional transaction fee, in the case of an exchange). The proceeds will normally be sent or credited the second Business Day. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority.

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 60.


Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

o The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

o If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

o Institutions are responsible for transmitting redemption orders to the Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

o Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

o The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

o The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

o The Trust reserves the right to change or discontinue any of its redemption procedures.

                                                      EQUITY PORTFOLIOS       59

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for the same class of shares of another Portfolio. The registration of both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum investment applies. An exchange is a redemption of shares of one Portfolio and the purchase of shares of another Portfolio. It is considered a taxable event and may result in a gain or loss.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.


Business Day. A "Business Day" is each Monday through Friday when the New York Stock Exchange ("the Exchange") is open for business. A "Business Day" does not include a holiday observed by the Exchange. In 2002 these days are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Early Closings. The Portfolios reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when the Transfer Agent or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Emergency Events. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 800/637-1380 or visit northernfunds.com/institutional.

Authorized Intermediaries and Servicing Agents. The Trust may authorize certain Institutions that are financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the

60       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.

Certain Institutions, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D shares through agreements with the Trust ("Service Agents"). These agreements are permitted under the Trust's Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D shares.

Administrative support services may include:

o    processing purchase and redemption requests from investors;

o    placing net purchase and redemption orders with the Transfer Agent;

o providing necessary personnel and facilities to establish and maintain investor accounts and records; and

o providing information periodically to investors showing their positions in Portfolio shares.

Servicing Agents will receive fees from the Portfolios for such services at an annual rate of up to 0.15% and 0.25% of the average daily net asset value of Class C and Class D shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D shares.

Northern Trust may also provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of a Portfolio's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing shares through an Institution should read their account agreements carefully. An Institution's requirements may differ from those listed in this Prospectus. An Institution may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular Institution to maintain a minimum balance with the Institution and the balance falls below this minimum, the Customer may be required to redeem all or a part of his investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation paid by the Trust to a Servicing Agent in connection with the investment of fiduciary funds in Portfolio shares. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into servicing agreements.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolios on behalf of their Customers may be required to register as dealers.


Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Trust's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at 800/637-1380 or by mail at the Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986.


                                                      EQUITY PORTFOLIOS       61

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH PORTFOLIO ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME PORTFOLIO WITHOUT ANY SALES CHARGE OR ADDITIONAL PURCHASE PRICE AMOUNT.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio at their net asset value per share (plus an additional purchase price amount equal to 0.50% and 1.00% of the amount invested in the case of the Small Company Index Portfolio and International Equity Index Portfolio, respectively). If you would like to receive dividends or distributions in cash or have them reinvested in another Portfolio, you must notify the Transfer Agent in writing at least two days before the dividend or distribution record date. Dividends and distributions may only be reinvested in a Portfolio in which you maintain an account.

The following table summarizes the general distribution policies for each of the
Portfolios:


                                   Dividends, if any,   Capital Gains, if any,
   Portfolio                       Declared and Paid      Declared and Paid
   ---------------------------------------------------------------------------
   International Growth                 Annually              Annually
   ---------------------------------------------------------------------------
   International Equity Index           Annually              Annually
   ---------------------------------------------------------------------------
   Small Company Growth                 Annually              Annually
   ---------------------------------------------------------------------------
   Small Company Index                  Annually              Annually
   ---------------------------------------------------------------------------
   Mid Cap Growth                       Annually              Annually
   ---------------------------------------------------------------------------
   Focused Growth                       Annually              Annually
   ---------------------------------------------------------------------------
   Diversified Growth                   Annually              Annually
   ---------------------------------------------------------------------------
   Equity Index                         Quarterly             Annually
   ---------------------------------------------------------------------------
   Balanced                             Quarterly             Annually
   ---------------------------------------------------------------------------
   International Bond                   Annually              Annually
   ---------------------------------------------------------------------------
   Bond                                 Monthly               Annually
   ---------------------------------------------------------------------------
   Core Bond                            Monthly               Annually
   ---------------------------------------------------------------------------
   U.S. Treasury Index                  Monthly               Annually
   ---------------------------------------------------------------------------
   Intermediate Bond                    Monthly               Annually
   ---------------------------------------------------------------------------
   Short-Intermediate Bond              Monthly               Annually
   ---------------------------------------------------------------------------
   U.S. Government Securities           Monthly               Annually
   ---------------------------------------------------------------------------


A Portfolio with an annual dividend or distribution policy may, in some years, make additional dividends or distributions if the Trust believes it is in the interests of the Portfolio to do so.

62       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

TAX CONSIDERATION S

Each Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain. The Portfolios' dividends and distributions will be taxable to you for Federal, state and local income tax purposes, unless you have a tax-advantaged account. Dividends and distributions are taxable whether they are received in cash or reinvested in Portfolio shares. In general, distributions attributable to interest, dividend, certain foreign exchange gain and short-term capital gain income of the Portfolios are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Portfolio over net short-term capital losses are generally taxable to you as long-term capital gains. This is true no matter how long you own your shares.

There are certain tax requirements that the Portfolios must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Portfolios may have to limit their investment activity in some types of instruments.

A portion of dividends paid by the Balanced and Equity Portfolios may qualify for the dividends-received deduction for corporations, subject to certain holding requirements and debt financing limitations. It is not expected that any dividends paid by the International Equity Index and Fixed Income Portfolios will qualify for this deduction.

The sale of Portfolio shares is a taxable event on which a gain or loss may be recognized. For tax purposes, an exchange is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. Shares held six months or less may also generate long-term capital loss to the extent of any capital gains distributions received on the shares while they were held by you.

TIMING

Dividends and distributions from each Portfolio will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Effect of foreign taxes. So long as more than 50% of the value of the total assets of the International Bond, International Growth and International Equity Index Portfolios consists of stock or securities (including debt securities) of foreign corporations at the close of a taxable year, these Portfolios may elect, for Federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. Should the Portfolios make this election, the amount of such foreign taxes paid by the Portfolios will be included in their shareholders' income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (a) to credit their proportionate amounts of such taxes against their Federal income tax liabilities, or (b) to deduct such proportionate amounts from their Federal taxable income under certain circumstances.

                                                      EQUITY PORTFOLIOS       63

TAX EFFECT OF "BUYING A DIVIDEND"

A Portfolio's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are distributed, they will be taxable to you. For this reason, you should be especially mindful that if you buy shares on or just before the record date of a dividend or capital gains distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable dividend or capital gain.

Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States Federal income tax treatment. Your investment in the Portfolios could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Portfolios. More tax information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.

64       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE PORTFOLIOS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH PORTFOLIO.

It also explores the various investment securities and techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and policies.

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives and Policies. The investment objective of each of the following Portfolios may be changed by the Trust's Board of Trustees without shareholder approval: Intermediate Bond Portfolio, Core Bond Portfolio, Mid Cap Growth Portfolio and Small Company Growth Portfolio. Shareholders will, however, be notified of any changes. Any such change may result in a Portfolio having an investment objective different from the objective, which the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

Derivatives. Each Portfolio may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest or currency exchange rates, or indices. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options, interest rate and currency swaps, equity swaps, structured securities, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").


Investment strategy. Under normal market conditions, a Portfolio may to a moderate extent invest in derivatives if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Portfolio may make more significant investments in derivatives. The Portfolios may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolios may also use derivatives for speculative purposes to invest for potential income or capital gain. Each Portfolio may invest more than 5% of its assets in derivative instruments for non-hedging purposes.


Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

                                                      EQUITY PORTFOLIOS       65

Structured Securities. The value of such securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

Investment strategy. Each Portfolio may invest in structured securities to the extent consistent with its investment objective.

Special risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.


Foreign Investments. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World
Bank)) and international banking institutions and related government agencies.

Investment strategy. The International Bond, International Equity Index and International Growth Portfolios may invest a substantial portion of their total assets in foreign securities. Each of the Short-Intermediate Bond, Bond, Intermediate Bond, Balanced, Diversified Growth, Focused Growth, Small Company Growth and Mid Cap Growth Portfolios may invest up to 25% of their total assets in foreign securities, including ADRs, EDRs and GDRs. These Portfolios may also invest in foreign time deposits and other short-term instruments. The Core Bond Portfolio may invest up to 25% of its total assets in the U.S. dollar-denominated securities of foreign issuers. The U.S. Government Securities Portfolio may make limited investments (but in no event more than 20% of its net assets) in supranational obligations.

The International Growth and International Bond Portfolios may invest more than 25% of their total assets in the securities of issuers located in Japan, the United Kingdom, France, Germany or Switzerland because the securities markets in those countries are highly developed, liquid and subject to extensive regulation. The International Growth and International Bond Portfolios may invest up to 25% of total assets in emerging markets. The International Equity Index Portfolio invests in countries according to their weightings in the EAFE(R) Index.


Special risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign

66       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Portfolio may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Portfolios.


While the Portfolios' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios' respective net currency positions may expose them to risks independent of their securities positions.

On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro.


The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. During the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets held by certain Portfolios may be denominated in the euro.

                                                      EQUITY PORTFOLIOS       67

Initial Public Offerings. An IPO is a company's first offering of stock to the public.


Investment strategy. At times, the Mid Cap Growth and Small Company Growth Portfolios may make significant investments in IPOs.

Special risks. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Portfolio's asset base is small, a significant portion of the Portfolio's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio's assets grow, the effect of the Portfolio's investments in IPOs on the Portfolio's performance probably will decline, which could reduce the Portfolio's performance. Because of the price volatility of IPO shares, a Portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. By selling IPO shares, the Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Portfolio will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Portfolios' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Investment Grade Securities. A security is considered investment grade if, at the time of purchase, it is rated:

o    BBB or higher by S&P;

o    Baa or higher by Moody's Investors Service, Inc. ("Moody's"); or

o    BBB or higher by Fitch Ratings ("Fitch").

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

Investment strategy. Each Portfolio may invest in fixed income and convertible securities to the extent consistent with its investment objective and policies. Except as stated in the section entitled "Non-Investment Grade Securities," these securities will generally be rated investment grade. The Portfolios may also invest in unrated securities if the Investment Adviser believes they are comparable in quality.

Special risks. Although securities rated BBB by S&P or Fitch, or Baa by Moody's, are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio and may be in default. The Investment Adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

Non-Investment Grade Securities. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") are generally rated BB or below by S&P or Fitch, or Ba or below by Moody's.

Investment strategy. The Short-Intermediate Bond, Intermediate Bond, Bond, International Bond and Balanced Portfolios may invest up to 20% of their total assets in non-investment grade securities, and the

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Diversified Growth, Focused Growth, Mid Cap Growth, Small Company Growth,
International Equity Index and International Growth Portfolios may invest up to 15% of their total assets in non-investment grade securities when the investment management team determines that such securities are desirable in light of the Portfolios' investment objectives and portfolio mix.

Special risks. Non-investment grade securities are subject to greater risk than investment grade securities. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is also greater because low-rated securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Portfolio's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in higher quality securities.

Small Company Investments. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. Because of the lack of sufficient market liquidity, a Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Portfolio Turnover. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high rate of portfolio turnover (100% or more) may involve higher brokerage commissions and other transaction costs, which could reduce a Portfolio's return. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Information" for the Portfolios' historical portfolio turnover rates.

Maturity Risk. Each Fixed Income Portfolio will normally maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of asset-backed securities will be based on estimates of average life. As a result, the Portfolios cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

Tracking Risk. The Equity Index, Small Company Index, International Equity Index and U.S. Treasury Index Portfolios (the "Index Portfolios") seek to track the performance of their respective benchmark indices.

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Investment strategy. Under normal market conditions, the Investment Adviser expects the quarterly performance of the Index Portfolios, before expenses, will track the performance of their respective benchmarks within a 0.95 correlation coefficient.

Special risks. The Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. These may prevent a Portfolio from achieving its investment objective.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Investment strategy. The Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond, International Bond and Balanced Portfolios may purchase various types of asset-backed securities. The U.S. Government Securities Portfolio may only purchase asset-backed securities that are issued by an agency of the U.S. Government. The Portfolios will normally invest in asset-backed securities rated investment grade (rated BBB or better by S&P or Fitch, or Baa or better by Moody's) at the time of purchase. The Portfolios may also invest in unrated asset-backed securities which the Investment Adviser believes are of comparable quality. The Portfolios will not purchase non-mortgage asset-backed securities that are unrated by S&P, Fitch or Moody's.

Special risks. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements.

The Portfolios may borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). Each Portfolio may also borrow up to an additional 5% of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will

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decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. They offer the Portfolios a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Investment strategy. The Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, International Growth and International Equity Index Portfolios may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Portfolio.

Special risks. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security will normally also provide income and is therefore subject to interest rate risks. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

Investment strategy. To the extent consistent with their respective investment objectives, the Portfolios may invest a portion of their assets in custodial receipts. The U.S. Government Securities and U.S. Treasury Index Portfolios will not invest more than 20% of the value of their net assets in custodial receipts.

Special risks. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Equity Swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

Investment strategy. The Balanced Portfolio and the Equity Portfolios may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps may also be used for other purposes, such as hedging or seeking to increase total return.

Special risks. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Portfolio may suffer a loss which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding,

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a Portfolio may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Portfolio may not be able to terminate its obligations when desired.

Exchange Rate-Related Securities. Exchange rate-related securities represent certain debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

Investment strategy. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond and Balanced Portfolios may invest in exchange rate-related securities.

Special risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

Investment strategy. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, International Growth and International Equity Index Portfolios may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The International Bond and International Growth Portfolios may also enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Portfolio is required to hedge its foreign currency positions.

Special risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Portfolio's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in losses that are not otherwise related to changes in the value of the securities held by a Portfolio. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

Futures Contracts and Related Options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

Investment strategy. The Portfolios may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

The value of a Portfolio's futures contracts may equal up to 100% of its total assets. However, a Portfolio will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets.

Special risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Portfolio's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures

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markets are highly volatile and the use of futures may increase the volatility of a Portfolio's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Portfolio. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

Investment strategy. Each Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

Investment Strategy. The Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond and Balanced Portfolios may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

Special risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, an active secondary market in IFAs does not currently exist. This means that it may be difficult to sell an IFA at an appropriate price.

Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps, and Interest Rate Floors, Caps and Collars. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Investment strategy. The Portfolios may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

Special risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from

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those associated with ordinary portfolio securities transactions. Like other derivative securities, the instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if these instruments were not used. Because these instruments are normally illiquid, a Portfolio may not be able to terminate its obligations when desired. In addition, if a Portfolio is obligated to pay the return under the terms of a total rate of return swap, Portfolio losses due to unanticipated market movements are potentially unlimited. A Portfolio may also suffer a loss if the other party to a transaction defaults.


Investment Companies. To the extent consistent with their respective investment objectives and policies, the Portfolios may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iSharesSM (formerly called World Equity Benchmark Shares or "WEBS"), S&P's Depositary Receipts ("SPDRs") and similar securities of other issuers. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolios may invest include money market funds which the Investment Advisers or any of their affiliates serve as investment advisers.


Investment strategy. Investments by a Portfolio in other investment companies will be subject to the limitations of the 1940 Act and SEC orders. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

Special risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Portfolio.

Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the future (generally within 30 days). The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

Investment strategy. Each Portfolio may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Special risks. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Portfolio may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio's performance.

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

Investment strategy. Each Portfolio may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Portfolio will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a

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Portfolio's assets subject to options written by the Portfolio will not be greater than 25% of its net assets at the time the option is written. A Portfolio may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

Special risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

Investment strategy. The Balanced and Equity Portfolios and, to the extent consistent with their respective investment objectives and policies, the Short-Intermediate Bond Portfolio, Intermediate Bond Portfolio, Core Bond Portfolio, Bond Portfolio and International Bond Portfolio, may invest in preferred stocks.

Special risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

Investment strategy. The Portfolios may invest in REITs.

Special risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs are also subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

Special risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is not enforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Portfolios may lend securities on a short-term basis to banks, brokers-dealers, or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received

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by a Portfolio in connection with these loans may be invested in short-term investments. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding investments in equity and fixed income securities.

Special risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may incur a capital loss. In addition, a Portfolio may incur a loss in reinvesting the cash collateral it receives.

Short Sales Against-the-Box. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

Investment strategy. The Balanced, Diversified Growth, Focused Growth, Mid Cap Growth, Small Company Growth and International Growth Portfolios may make short sales against-the-box.

Special risks. If a Portfolio sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

Stripped Obligations. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments or banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

Investment strategy. The Fixed Income and Balanced Portfolios may purchase stripped securities.

Special risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Portfolio's total returns.

Temporary Investments. Short-term obligations refer to U.S. government securities, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Portfolio.

Investment strategy. Each Portfolio may invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or as a temporary defensive measure in response to adverse market or economic conditions (except for the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios which generally will not invest in these securities as part of a temporary defensive strategy to protect against potential stock market declines).

Special risks. A Portfolio may not achieve its investment objective when its assets are invested in short-term obligations and a Portfolio may have a lower total return during these periods.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by

76       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations. With the exception of the U.S. Treasury Index Portfolio, each Portfolio also may invest in obligations issued or guaranteed by U.S. government agencies and instrumentalities.

Special risks. Not all U.S. government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that are periodically adjusted as a result of changes in inflation rates.

Investment strategy. Each Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Portfolio if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Portfolio.

Special risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

Warrants. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

Investment strategy. The Balanced, Diversified Growth, Focused Growth, International Growth, Small Company Growth, Mid Cap Growth, Small Company Index and International Equity Index Portfolios may purchase warrants and similar rights. A Portfolio may also purchase bonds that are issued in tandem with warrants.

Special risks. Warrants are derivative instruments that present risks similar to options.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

                                                      EQUITY PORTFOLIOS       77

Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

Investment strategy. Each Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

Special risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Portfolio's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

DISCLAIMERS

The U.S. Treasury Index Portfolio is not sponsored, endorsed, sold or promoted by Lehman, nor does Lehman guarantee the accuracy and/or completeness of the Lehman Index or any data included therein. Lehman makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, or any person or any entity from the use of the Lehman

Index or any data included therein. Lehman makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein.

The Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, or any person or any entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500(R) Index or any data included therein.

The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the EAFE(R) Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, or any person or any entity from the use of the EAFE(R) Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the EAFE(R) Index or any data included therein.


The Small Company Index Portfolio is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, or any person or any entity from the use of the Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Russell 2000 Index or any data included therein.


78       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FINANCIAL INFORMATION

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS).

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge.




                                                      EQUITY PORTFOLIOS       79

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS


INTERNATIONAL GROWTH PORTFOLIO


------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A
                                                            2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  11.22     $  14.07     $  11.78     $  10.52     $  10.63
Income from investment operations:
   Net investment income                                      0.09         0.04         0.33         0.09         0.11
   Net realized and unrealized gains (losses)                (2.31)       (0.44)        2.94         1.90         0.31
Total income from investment operations                      (2.22)       (0.40)        3.27         1.99         0.42
------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
   From net investment income                                (0.25)       (0.05)       (0.22)       (0.16)       (0.08)
   From net realized gains                                   (1.52)       (2.40)       (0.76)       (0.57)       (0.45)
   In excess of net investment income                        --           --           --           --           --
Total distributions paid                                     (1.77)       (2.45)       (0.98)       (0.73)       (0.53)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   7.23     $  11.22     $  14.07     $  11.78     $  10.52
------------------------------------------------------------------------------------------------------------------------
Total return(1)                                             (23.51)%      (4.26)%      30.07%       20.44%        4.21%
Supplemental data and ratios:
   Net assets, in thousands, end of year                  $123,520     $151,426     $147,689     $111,594     $106,774
   Ratio to average net assets of:(2)
     Expenses, net of waivers and reimbursements              1.06%        1.06%        1.06%        1.06%        1.06%
     Expenses, before waivers and reimbursements              1.33%        1.33%        1.31%        1.31%        1.37%
     Net investment income, net of waivers and                0.39%        0.56%        0.92%        0.89%        0.97%
     reimbursements
     Net investment income, before waivers and                0.12%        0.29%        0.67%        0.64%        0.66%
     reimbursements
Portfolio turnover rate                                     237.21%      171.93%      168.10%      160.13%      154.62%
------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3)  Shares were reintroduced on June 15, 2001.
(4)  No shares outstanding for the period August 23, 1999 through June 14, 2001.
(5) Class D shares were fully redeemed as of August 22, 1999. As such no total return or supplemental data were presented for the fiscal year ended November 30, 1999.


80       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30

                            CLASS D
      2001(3)   2000(4)     1999(5)       1998        1997
------------------------------------------------------------
      $ 8.00        --      $ 11.60     $ 10.39      10.54
          --        --        (0.01)       0.09       0.09
      (0.78)        --         2.59        1.83       0.29
      (0.78)        --         2.58        1.92       0.38
------------------------------------------------------------
          --        --           --       (0.14)     (0.08)
          --        --        (0.76)      (0.57)     (0.45)
          --        --        (0.14)         --         --
          --        --        (0.90)      (0.71)     (0.53)
------------------------------------------------------------
      $ 7.22        --      $ 13.28 (5) $ 11.60    $ 10.39
------------------------------------------------------------
       (9.75)%      --           --       19.91%      3.79%
     $ 1,817        --           --     $   203      $ 234
        1.45%       --           --        1.45%      1.45%
        1.72%       --           --        1.70%      1.76%
        0.00%       --           --        0.59%      0.58%
       (0.27)%      --           --        0.34%      0.27%
       237.21%      --           --      160.13%    154.62%
------------------------------------------------------------


                                                      EQUITY PORTFOLIOS       81

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS



INTERNATIONAL EQUITY INDEX PORTFOLIO


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS A
                                                                    2001         2000         1999        1998         1997 (5)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   11.40    $   13.50    $   11.98    $   10.55      $   10.00
Income from investment operations:
    Net investment income                                            0.12         0.14         0.23         0.14           0.10
    Net realized and unrealized gains (losses)                      (2.24)       (1.36)        2.07         1.46           0.45
Total income from investment operations                             (2.12)       (1.22)        2.30         1.60           0.55
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                      (0.13)       (0.11)       (0.23)       (0.17)            --
    From net realized gains                                         (0.15)       (0.77)       (0.54)          --             --
    In excess of net investment income                                 --           --        (0.01)          --             --
Total distributions paid                                            (0.28)       (0.88)       (0.78)       (0.17)            --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $    9.00    $   11.40    $   13.50    $   11.98      $   10.55
-----------------------------------------------------------------------------------------------------------------------------------
Total return(1)                                                    (19.10)%      (9.87)%      20.32%       15.50%          5.45%
Supplemental data and ratios:
    Net assets, in thousands, end of period                     $  89,005    $  87,563     $ 56,479    $  44,940       $ 34,244
    Ratio to average net assets of:(2)
       Expenses, net of waivers and reimbursements                   0.55%(3)     0.52%(3)     0.53%(3)     0.55%(3)       0.51%
       Expenses, before waivers and reimbursements                   0.94%        0.89%        0.91%        1.00%          1.08%
       Net investment income, net of waivers and reimbursements      1.16%        1.15%        1.21%        1.36%          1.75%
       Net investment income, before waivers and reimbursements      0.77%        0.78%        0.83%        0.91%          1.18%
Portfolio turnover rate                                             24.92%       41.65%       45.97%       41.53%          8.16%
-----------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Expense ratios, net of waivers and reimbursements, for the periods would have been 0.51% and 0.90% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
(4) For the period October 5, 1998 (commencement of operations) through November 30, 1998.
(5) For the period April 1, 1997 (commencement of operations) through November 30, 1997.


82       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30


                                 CLASS D
        2001             2000             1999             1998(4)
----------------------------------------------------------------------
      $11.23           $ 13.40          $  11.97          $ 9.88
        0.07              0.09              0.12              --
       (2.27)            (1.43)             2.08            2.09
       (2.20)            (1.34)             2.20            2.09
----------------------------------------------------------------------
       (0.08)            (0.06)            (0.11)             --
       (0.15)            (0.77)            (0.54)             --
          --                --             (0.12)             --
       (0.23)            (0.83)            (0.77)             --
----------------------------------------------------------------------
      $ 8.80           $ 11.23          $  13.40          $11.97
----------------------------------------------------------------------
      (20.01)%          (10.83)%           19.48%          21.15%
      $   10              $ 13          $     14          $   12
        0.94%(3)          0.91%(3)          0.92%(3)        0.94%(3)
        1.33%             1.28%             1.30%           1.39%
        0.77%             0.76%             0.82%          (0.11)%
        0.38%             0.39%             0.44%          (0.56)%
       24.92%            41.65%            45.97%          41.53%
----------------------------------------------------------------------


                                                      EQUITY PORTFOLIOS       83

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS


SMALL COMPANY GROWTH PORTFOLIO

FOR THE FISCAL YEARS ENDED NOVEMBER 30


-----------------------------------------------------------------------------------------------------------
                                                                                         CLASS A
                                                                                  2001             2000(3)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $  9.42           $ 10.00
Income from investment operations:
    Net investment income                                                         (0.03)             0.01
    Net realized and unrealized gains (losses)                                    (1.88)            (0.59)
Total income from investment operations                                           (1.91)            (0.58)
-----------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                                       --                --
    From net realized gain                                                           --                --
Total distributions paid                                                             --                --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $  7.51           $  9.42
-----------------------------------------------------------------------------------------------------------
Total return(1)                                                                  (20.28)%           (5.80)%
Supplemental data and ratios:
    Net assets, in thousands, end of period                                     $35,253           $38,197
    Ratio to average net assets of:(2)
       Expenses, net of waivers and reimbursements                                 0.92%(4)          0.91%
       Expenses, before waivers and reimbursements                                 1.63%             1.98%
       Net investment income, net of waivers and reimbursements                   (0.44)%           (0.15)%
       Net investment income, before waivers and reimbursements                   (1.15)%           (1.22)%
Portfolio turnover rate                                                          499.84%           375.29%
-----------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) For the period December 1, 1999 (commencement of operations) through November 30, 2000.
(4) Expense ratios, net of waivers and reimbursements for the period would have been 0.91% for Class A, absent the effect of interest expense incurred by the Portfolios temporary borrowings against a line of credit.

84       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS



                       THIS PAGE INTENTIONALLY LEFT BLANK




                                                      EQUITY PORTFOLIOS       85

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS


SMALL COMPANY INDEX PORTFOLIO


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 CLASS A
                                                                        2001         2000         1999         1998        1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $  11.38     $  13.14     $  13.02     $  15.05    $  13.97
Income from investment operations:
    Net investment income                                                0.12         0.14         0.12         0.13        0.15
    Net realized and unrealized gains (losses)                           0.40        (0.23)        1.61        (1.13)       2.69
Total income from investment operations                                  0.52        (0.09)        1.73        (1.00)       2.84
----------------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                          (0.14)       (0.13)       (0.10)       (0.14)      (0.17)
    From net realized gains                                             (1.53)       (1.54)       (1.51)       (0.89)      (1.59)
Total distributions paid                                                (1.67)       (1.67)       (1.61)       (1.03)      (1.76)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                         $  10.23     $  11.38     $  13.14     $  13.02    $  15.05
----------------------------------------------------------------------------------------------------------------------------------
Total return(1)                                                          4.76%       (1.12)%      14.97%       (7.02)%     23.06%
Supplemental data and ratios:
    Net assets, in thousands, end of year                            $317,330     $243,169     $200,404     $139,100    $147,887
    Ratio to average net assets of:
       Expenses, net of waivers and reimbursements                       0.31%        0.31%        0.34%(3)     0.31%       0.32%(3)
       Expenses, before waivers and reimbursements                       0.63%        0.66%        0.81%        0.74%       0.68%
       Net investment income, net of waivers and reimbursements          1.30%        1.19%        1.27%        1.19%       1.22%
       Net investment income, before waivers and reimbursements          0.98%        0.84%        0.80%        0.76%       0.86%
Portfolio turnover rate                                                 39.63%       62.38%      101.01%       59.21%      42.66%
----------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursement, for the years would have been 0.31% and 0.70% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.


86       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                           FOR THE FISCAL YEARS ENDED NOVEMBER 30

                                       CLASS D
        2001(2)         2000(2)          1999            1998            1997
---------------------------------------------------------------------------------
       $ 11.20         $ 13.01         $ 12.94          $ 15.01         $ 13.96
          0.22            0.08            0.10             0.11            0.17
          0.23           (0.24)           1.52            (1.19)           2.62
          0.45           (0.16)           1.62            (1.08)           2.79
---------------------------------------------------------------------------------
         (0.05)          (0.11)          (0.04)           (0.10)          (0.15)
         (1.53)          (1.54)          (1.51)           (0.89)          (1.59)
         (1.58)          (1.65)          (1.55)           (0.99)          (1.74)
---------------------------------------------------------------------------------
       $ 10.07         $ 11.20         $ 13.01          $ 12.94         $ 15.01
---------------------------------------------------------------------------------
          4.18%          (1.76)%         14.13%           (7.58)%         22.68%
       $    62         $   103         $   446          $   855         $   690
          0.70%           0.70%           0.73%(3)         0.70%           0.71%(3)
          1.02%           1.05%           1.20%            1.13%           1.07%
          0.91%           0.80%           0.88%            0.80%           0.76%
          0.59%           0.45%           0.41%            0.37%           0.40%
         39.63%          62.38%         101.01%           59.21%          42.66%
---------------------------------------------------------------------------------


                                                      EQUITY PORTFOLIOS       87

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS


MID CAP GROWTH PORTFOLIO


                                                                            FOR THE FISCAL YEARS ENDED NOVEMBER 30

------------------------------------------------------------------------------------------------------------------
                                                                          CLASS A            CLASS C      CLASS D
                                                                     2001        2000(4)     2001(3)      2001(7)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.33       $ 10.00     $ 8.59       $ 11.06
Income from investment operations:
    Net investment income                                            (0.04)        (0.01)     (0.02)        (0.07)
    Net realized and unrealized gains (losses)                       (1.33)         0.34       0.37         (2.06)
Total income from investment operations                              (1.37)         0.33       0.35         (2.13)
------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                          --            --         --            --
    From net realized gains                                             --            --         --            --
Total distributions paid                                                --            --         --            --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  8.96       $ 10.33     $ 8.94       $  8.93
------------------------------------------------------------------------------------------------------------------
Total return(1)                                                     (13.26)%        3.30%      4.07%       (19.26)%
Supplemental data and ratios:
Net assets, in thousands, end of period                            $34,083       $37,096     $  946       $   136
Ratio to average net assets of:(2)
    Expenses, net of waivers and reimbursements                       0.94%(5)      0.93%(5)   1.18%(5)      1.33%(6)
    Expenses, before waivers and reimbursements                       1.59%         2.08%      1.83%         1.98%
    Net investment income, net of waivers and reimbursements         (0.49)%       (0.26)%    (0.73)%       (0.88)%
    Net investment income, before waivers and reimbursements         (1.14)%       (1.41)%    (1.38)%       (1.53)%
Portfolio turnover rate                                             220.85%       208.25%    220.85%       220.85%
------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) For the period April 4, 2001 (commencement of operations) through November 30, 2001.
(4) For the period commencing after the close of business December 31, 1999 through November 30, 2000.
(5) Expense ratios, net of waivers and reimbursements for the periods ended would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
(6) Expense ratios, net of waivers and reimbursements, for the periods would have been 1.32% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(7) For the period January 29, 2001 (commencement of operations) through November 30, 2001.


88       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS




                       THIS PAGE INTENTIONALLY LEFT BLANK




                                                      EQUITY PORTFOLIOS       89

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS


FOCUSED GROWTH PORTFOLIO


--------------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A
                                                                    2001      2000(2)       1999           1998          1997
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $  17.68     $  20.41     $  16.39      $ 16.20       $  14.48
Income from investment operations:
    Net investment income                                            0.02        (0.09)          --        (0.01)          0.05
    Net realized and unrealized gains (losses)                      (3.33)        0.44         5.28          3.10          3.37
Total income from investment operations                             (3.31)        0.35         5.28          3.09          3.42
--------------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                         --           --           --         (0.05)        (0.02)
    From net realized gains                                         (1.65)       (3.08)       (1.26)        (2.85)        (1.68)
Total distributions paid                                            (1.65)       (3.08)       (1.26)        (2.90)        (1.70)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $  12.72     $  17.68     $  20.41      $  16.39      $  16.20
--------------------------------------------------------------------------------------------------------------------------------
Total return(1)                                                    (20.92)%       1.17%       34.23%        24.03%        27.05%
Supplemental data and ratios:
    Net assets, in thousands, end of year                        $247,114     $226,975     $180,557      $123,380      $115,802
    Ratio to average net assets of:
       Expenses, net of waivers and reimbursements                   0.91%        0.92%(3)     0.92%(3)      0.92%(3)      0.92%(3)
       Expenses, before waivers and reimbursements                   1.27%        1.27%        1.26%         1.29%         1.34%
       Net investment income, net of waivers and reimbursements     (0.07)%      (0.49)%      (0.26)%       (0.04)%        0.30%
       Net investment income, before waivers and reimbursements     (0.43)%      (0.84)%      (0.60)%       (0.41)%       (0.12)%
Portfolio turnover rate                                            122.09%      129.05%      110.80%        79.11%       108.29%
--------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the period ended were calculated using the average shares outstanding method.
(3) Expenses ratios, net of waivers and reimbursements, for the years would have been 0.91%, 1.15% and 1.30% for Class A, C and D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

90       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                                                                             FOR THE FISCAL YEARS ENDED NOVEMBER 30

------------------------------------------------------------------------------------------------------------------------------------
                                  CLASS C                                                      CLASS D
       2001          2000(2)       1999         1998        1997          2001       2000(2)     1999        1998         1997
------------------------------------------------------------------------------------------------------------------------------------
     $ 17.53        $ 20.30      $ 16.34      $ 16.16      $ 14.47      $ 17.20      $20.00     $16.14      $ 16.01      $ 14.37
       (0.02)         (0.14)       (0.03)       (0.05)        0.01         0.06       (0.18)     (0.02)       (0.05)        0.03
       (3.29)          0.45         5.25         3.09         3.37        (3.31)       0.46       5.14         3.04         3.30
       (3.31)          0.31         5.22         3.04         3.38        (3.25)       0.28       5.12         2.99         3.33
------------------------------------------------------------------------------------------------------------------------------------
           --            --           --        (0.01)       (0.01)          --          --          --       (0.01)       (0.01)
       (1.65)         (3.08)       (1.26)       (2.85)       (1.68)       (1.65)      (3.08)      (1.26)      (2.85)       (1.68)
       (1.65)         (3.08)       (1.26)       (2.86)       (1.69)       (1.65)      (3.08)      (1.26)      (2.86)       (1.69)
------------------------------------------------------------------------------------------------------------------------------------
     $ 12.57        $ 17.53      $ 20.30      $ 16.34      $ 16.16      $ 12.30       17.20       20.00     $ 16.14      $ 16.01
------------------------------------------------------------------------------------------------------------------------------------
      (21.11)%         0.94%       33.95%       23.73%       26.75%      (21.18)%      0.78%      33.74%      23.60%       26.52%
     $ 9,030        $11,442      $11,183      $ 8,719      $ 8,325      $   597      $  643     $   514     $ 1,779      $ 1,206

        1.15%          1.16%(3)     1.16%(3)     1.16%(3)     1.16%(3)     1.30%       1.31%(3)    1.31%(3)    1.31%(3)     1.31%(3)
        1.51%          1.51%        1.50%        1.53%        1.58%        1.66%       1.66%       1.65%       1.68%        1.73%
       (0.31)%        (0.73)%      (0.50)%      (0.29)%       0.06%       (0.46)%     (0.88)%     (0.65)%     (0.44)%      (0.09)%
       (0.67)%        (1.08)%      (0.84)%      (0.66)%      (0.36)%      (0.82)%     (1.23)%     (0.99)%     (0.81)%      (0.51)%
      122.09%        129.05%      110.80%       79.11%      108.29%      122.09%     129.05%     110.80%      79.11%      108.29%
------------------------------------------------------------------------------------------------------------------------------------



                                                      EQUITY PORTFOLIOS       91

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS


DIVERSIFIED GROWTH PORTFOLIO


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS A
                                                                       2001         2000         1999         1998        1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $  15.36      $ 19.79      $ 17.76      $ 16.20     $ 14.36
Income from investment operations:
    Net investment income                                               0.03         0.01         0.07         0.07        0.11
    Net realized and unrealized gains (losses)                         (1.52)        0.08         3.95         3.46        3.33
Total income from investment operations                                (1.49)        0.09         4.02         3.53        3.44
----------------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                         (0.01)       (0.07)       (0.07)       (0.11)      (0.14)
    From net realized gains                                            (6.34)       (4.45)       (1.92)       (1.86)      (1.46)
    In excess of net investment income                                    --           --           --           --          --
Total distributions paid                                               (6.35)       (4.52)       (1.99)       (1.97)      (1.60)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                          $ 7.52     $  15.36     $  19.79      $ 17.76     $ 16.20
----------------------------------------------------------------------------------------------------------------------------------
Total return(1)                                                       (16.52)%      (0.47)%      24.66%       25.22%      27.06%
Supplemental data and ratios:
    Net assets, in thousands, end of year                           $102,133     $111,612     $189,077     $177,947    $158,383
    Ratio to average net assets of:
       Expenses, net of waivers and reimbursements                      0.66%        0.69%(2)     0.67%(2)     0.66%       0.67%(2)
       Expenses, before waivers and reimbursements                      1.00%        1.01%        0.96%        0.96%       1.03%
       Net investment income, net of waivers and reimbursements         0.41%        0.06%        0.33%        0.45%       0.76%
       Net investment income, before waivers and reimbursements         0.07%       (0.26)%       0.04%        0.15%       0.40%
Portfolio turnover rate                                                55.76%       63.39%       67.47%       37.74%      45.53%
----------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Expense ratios, net of waivers and reimbursements, for the years would have been 0.66% and 1.05% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
(3) Financial highlights for the years ended were calculated using average shares outstanding method.

92       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                             FOR THE FISCAL YEARS ENDED NOVEMBER 30

                                  CLASS D
            2001         2000(3)        1999(3)           1998            1997
-----------------------------------------------------------------------------------
         $  15.02        $19.49         $ 17.53         $ 16.03         $ 14.26
             0.12         (0.05)             --            0.03            0.09
            (1.57)         0.07            3.89            3.40            3.27
            (1.45)         0.02            3.89            3.43            3.36
-----------------------------------------------------------------------------------
               --         (0.04)             --           (0.07)          (0.13)
            (6.34)        (4.45)          (1.92)          (1.86)          (1.46)
               --            --           (0.01)             --              --
            (6.34)        (4.49)          (1.93)          (1.93)          (1.59)
-----------------------------------------------------------------------------------
         $   7.23        $15.02         $ 19.49         $ 17.53         $ 16.03
-----------------------------------------------------------------------------------
           (16.69)%       (0.88)%         24.09%          24.73%          26.60%
         $    442        $  515         $   476         $ 1,122         $   696
             1.05%         1.08%(2)        1.06%(2)        1.05%           1.06%(2)
             1.39%         1.40%           1.35%           1.35%           1.42%
             0.02%        (0.33)%         (0.06)%          0.06%           0.37%
            (0.32)%       (0.65)%         (0.35)%         (0.24)%          0.01%
            55.76%        63.39%          67.47%          37.74%          45.53%
-----------------------------------------------------------------------------------


                                                      EQUITY PORTFOLIOS       93

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS


EQUITY INDEX PORTFOLIO


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS A
                                                                   2001          2000           1999            1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $  21.58    $  25.34    $    22.69    $    20.09   $  16.79
Income from investment operations:
    Net investment income                                             0.20        0.27          0.28          0.28       0.30
    Net realized and unrealized gains (losses)                       (2.39)      (1.25)         4.13          4.02       4.13
Total income from investment operations                              (2.19)      (0.98)         4.41          4.30       4.43
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                       (0.20)      (0.23)        (0.32)        (0.26)     (0.30)
    From net realized gains                                          (3.62)      (2.55)        (1.43)        (1.44)     (0.83)
    In excess of net investment income                                  --          --         (0.01)           --         --
Total distributions paid                                             (3.82)      (2.78)        (1.76)        (1.70)     (1.13)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $  15.57    $  21.58    $    25.34    $    22.69   $  20.09
-----------------------------------------------------------------------------------------------------------------------------------
Total return(1)                                                     (12.19)%     (4.57)%       20.53%        23.39%     27.93%
Supplemental data and ratios:
    Net assets, in thousands, end of year                         $905,174    $999,478    $1,368,157    $1,175,112   $844,065
    Ratio to average net assets of:
       Expenses, net of waivers and reimbursements                    0.21%       0.21%         0.21%         0.21%      0.22%
       Expenses, before waivers and reimbursements                    0.45%       0.45%         0.44%         0.46%      0.46%
       Net investment income, net of waivers and reimbursements       1.19%       1.10%         1.19%         1.36%      1.66%
       Net investment income, before waivers and reimbursements       0.95%       0.86%         0.96%         1.11%      1.42%
Portfolio turnover rate                                              14.30%       8.49%        12.81%        15.26%     18.96%
-----------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

94       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                                                                          FOR THE FISCAL YEARS ENDED NOVEMBER 30

                               CLASS C                                                      CLASS D
     2001         2000          1999         1998         1997        2001       2000         1999         1998          1997
--------------------------------------------------------------------------------------------------------------------------------
   $ 21.52      $ 25.28      $  22.64     $  20.05     $  16.79     $ 21.48    $ 25.25     $  22.58      $  20.00      $  16.77
      0.17         0.21          0.22         0.24         0.26        0.20       0.17         0.16          0.21          0.26
     (2.40)       (1.23)         4.12         4.01         4.11       (2.39)     (1.23)        4.15          4.00          4.07
     (2.23)       (1.02)         4.34         4.25         4.37       (2.19)     (1.06)        4.31          4.21          4.33
--------------------------------------------------------------------------------------------------------------------------------
     (0.16)       (0.19)        (0.21)       (0.22)       (0.28)      (0.14)     (0.16)       (0.14)        (0.19)        (0.27)
     (3.62)       (2.55)        (1.43)       (1.44)       (0.83)      (3.62)     (2.55)       (1.43)        (1.44)        (0.83)
        --           --         (0.06)          --           --          --         --        (0.07)           --            --
     (3.78)       (2.74)        (1.70)       (1.66)       (1.11)      (3.76)     (2.71)       (1.64)        (1.63)        (1.10)
--------------------------------------------------------------------------------------------------------------------------------
   $ 15.51      $ 21.52      $  25.28     $  22.64     $  20.05     $ 15.51    $ 21.48     $  25.25      $  22.58      $  20.00
--------------------------------------------------------------------------------------------------------------------------------
    (12.43)%      (4.77)%       20.23%       23.09%       27.64%     (12.36)%    (4.93)%      20.15%        22.90%        27.45%
   $70,494      $91,522      $113,588     $111,991     $ 82,982     $ 6,105    $ 9,904     $ 16,397      $ 31,703      $ 30,650
      0.45%        0.45%         0.45%        0.45%        0.46%       0.60%      0.60%        0.60%        0.60%          0.61%
      0.69%        0.69%         0.68%        0.70%        0.70%       0.84%      0.84%        0.83%        0.85%          0.85%
      0.95%        0.86%         0.95%        1.12%        1.42%       0.80%      0.71%        0.80%        0.97%          1.27%
      0.71%        0.62%         0.72%        0.87%        1.18%       0.56%      0.47%        0.57%        0.72%          1.03%
     14.30%        8.49%        12.81%       15.26%       18.96%      14.30%      8.49%       12.81%       15.26%         18.96%
--------------------------------------------------------------------------------------------------------------------------------


                                                      EQUITY PORTFOLIOS       95

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS


BALANCED PORTFOLIO


----------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS A
                                                                       2001        2000       1999        1998       1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $ 13.69     $ 15.12    $ 14.95     $ 13.59     $ 12.24
Income from investment operations:
    Net investment income                                               0.35        0.40       0.40        0.38        0.38
    Net realized and unrealized gains (losses)                         (0.86)       0.18       1.55        1.81        1.66
Total income from investment operations                                (0.51)       0.58       1.95        2.19        2.04
----------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                         (0.37)      (0.34)     (0.47)      (0.32)      (0.38)
    From net realized gains                                            (1.05)      (1.67)     (1.30)      (0.51)      (0.31)
    In excess of net investment income                                    --          --      (0.01)         --          --
Total distributions paid                                               (1.42)      (2.01)     (1.78)      (0.83)      (0.69)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                         $ 11.76     $ 13.69    $ 15.12     $ 14.95     $ 13.59
----------------------------------------------------------------------------------------------------------------------------
Total return(1)                                                        (4.11)%      3.98%     14.11%      16.90%      17.29%
Supplemental data and ratios:
    Net assets, in thousands, end of year                            $97,121     $73,006    $76,884     $61,969     $51,475
    Ratio to average net assets of:
       Expenses, net of waivers and reimbursements                      0.61%       0.61%      0.61%       0.61%       0.61%
       Expenses, before waivers and reimbursements                      1.01%       1.07%      0.99%       1.04%       1.11%
       Net investment income, net of waivers and reimbursements         3.02%       2.83%      2.69%       2.83%       2.99%
       Net investment income, before waivers and reimbursements         2.62%       2.37%      2.31%       2.40%       2.49%
Portfolio turnover rate                                               110.80%      85.81%     77.19%      67.16%      59.06%
----------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the year ended were calculated using the average shares outstanding method.

96       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                                                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30

                               CLASS C                                                          CLASS D
    2001          2000         1999(2)        1998         1997          2001         2000       1999         1998        1997
-------------------------------------------------------------------------------------------------------------------------------
  $ 13.69       $ 15.13        $ 14.91      $ 13.56      $ 12.24       $ 13.61      $ 15.06    $ 14.88      $ 13.54     $ 12.23
     0.33          0.36           0.34         0.37         0.36          0.37         0.34       0.36         0.40        0.34
    (0.86)         0.18           1.60         1.78         1.64         (0.92)        0.18       1.53         1.72        1.64
    (0.53)         0.54           1.94         2.15         2.00         (0.55)        0.52       1.89         2.12        1.98
-------------------------------------------------------------------------------------------------------------------------------
    (0.35)        (0.31)         (0.42)       (0.29)       (0.37)        (0.32)       (0.30)     (0.41)       (0.27)      (0.36)
    (1.05)        (1.67)         (1.30)       (0.51)       (0.31)        (1.05)       (1.67)     (1.30)       (0.51)      (0.31)
       --            --             --           --           --            --           --         --           --          --
    (1.40)        (1.98)         (1.72)       (0.80)       (0.68)        (1.37)       (1.97)     (1.71)       (0.78)      (0.67)
-------------------------------------------------------------------------------------------------------------------------------
  $ 11.76       $ 13.69        $ 15.13      $ 14.91      $ 13.56       $ 11.69      $13.611    $ 15.06      $ 14.88     $ 13.54
-------------------------------------------------------------------------------------------------------------------------------
    (4.33)%        3.72%         14.03%       16.61%       17.00%        (4.44)%       3.56%     13.73%       16.45%      16.82%
  $   905       $   905        $   805      $ 5,459      $ 4,587         $ 257      $   487    $   405      $   752     $   322
     0.85%         0.85%          0.85%        0.85%        0.85%         1.00%        1.00%      1.00%        1.00%       1.00%
     1.25%         1.31%          1.23%        1.28%        1.35%         1.40%        1.46%      1.38%        1.43%       1.50%
     2.78%         2.59%          2.45%        2.58%        2.75%         2.63%        2.44%      2.30%        2.44%       2.60%
     2.38%         2.13%          2.07%        2.15%        2.25%         2.23%        1.98%      1.92%        2.01%       2.10%
   110.80%        85.81%         77.19%       67.16%       59.06%       110.80%       85.81%     77.19%       67.16%      59.06%
-------------------------------------------------------------------------------------------------------------------------------


                                                      EQUITY PORTFOLIOS       97

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS


INTERNATIONAL BOND PORTFOLIO

FOR THE FISCAL YEARS ENDED NOVEMBER 30


--------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A
                                                                  2001         2000         1999         1998          1997
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $  17.74     $  18.86     $  21.35    $  20.13     $  22.16
Income from investment operations:
    Net investment income                                              0.71        (1.38)        0.96        0.98         1.02
    Net realized and unrealized gains (losses)                         0.32         0.26        (2.07)       1.33        (1.70)
Total income from investment operations                                1.03        (1.12)       (1.11)       2.31        (0.68)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income(1)                                        --           --        (1.24)      (0.79)       (1.01)
    From net realized gains                                              --           --        (0.14)      (0.30)       (0.34)
Total distributions paid                                                 --           --        (1.38)      (1.09)       (1.35)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $  18.77     $  17.74     $  18.86    $  21.35     $  20.13
--------------------------------------------------------------------------------------------------------------------------------
Total return(2)                                                        5.81%       (5.94)%      (5.76)%     11.85%       (3.02)%
Supplemental data and ratios:
    Net assets, in thousands, end of year                          $ 26,969     $ 28,905     $ 28,397    $ 28,568     $ 26,383
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                        0.96%        0.96%        0.96%       0.96%        0.96%
    Expenses, before waivers and reimbursements                        1.52%        1.54%        1.44%       1.52%        1.52%
    Net investment income, net of waivers and reimbursements           4.11%        3.86%        4.89%       5.27%        5.61%
    Net investment income, before waivers and reimbursements           3.55%        3.28%        4.41%       4.71%        5.05%
Portfolio turnover rate                                              371.96%      179.26%       17.85%      23.76%       29.29%
--------------------------------------------------------------------------------------------------------------------------------


(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

98       NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS



                       THIS PAGE INTENTIONALLY LEFT BLANK




                                                      EQUITY PORTFOLIOS       99

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS


BOND PORTFOLIO


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS A
                                                                    2001         2000         1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $  19.49    $    19.31    $  21.61    $  21.08    $  20.77
Income from investment operations:
    Net investment income                                             1.28          1.37        1.35        1.47        1.34
    Net realized and unrealized gains (losses)                        0.45          0.21       (1.63)       0.62        0.29
Total income from investment operations                               1.73          1.58       (0.28)       2.09        1.63
-----------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                       (1.28)        (1.40)      (1.34)      (1.44)      (1.32)
    From net realized gains                                             --            --       (0.68)      (0.12)         --
Total distributions paid                                             (1.28)        (1.40)      (2.02)      (1.56)      (1.32)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $  19.94    $    19.49    $  19.31    $  21.61    $  21.08
-----------------------------------------------------------------------------------------------------------------------------
Total return (1)                                                      9.08%         8.56%      (1.35)%     10.31%       8.17%
Supplemental data and ratios:
    Net assets, in thousands, end of year                         $877,920    $1,034,495    $879,161    $605,517    $460,514
    Ratio to average net assets of:
       Expenses, net of waivers and reimbursements                    0.36%         0.36%       0.36%       0.36%       0.36%
       Expenses, before waivers and reimbursements                    0.74%         0.74%       0.74%       0.75%       0.77%
    Net investment income, net of waivers and reimbursements          6.38%         7.23%       6.95%       7.07%       6.66%
    Net investment income, before waivers and reimbursements          6.00%         6.85%       6.57%       6.68%       6.25%
Portfolio turnover rate                                             297.81%       143.72%      72.61%      84.80%      76.30%
-----------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using average shares outstanding method.

100      NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                                                                            FOR THE FISCAL YEARS ENDED NOVEMBER 30

                              CLASS C                                                            CLASS D
 2001(2)       2000(2)         1999           1998          1997        2001(2)      2000(2)        1999       1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
$  19.48      $  19.30       $  21.60       $  21.07      $  20.78      $ 19.47      $ 19.28      $ 21.58    $  21.05     $  20.76
    1.23          1.31           1.32           1.42          1.29         0.43         1.23         1.31        1.38         1.24
    0.45          0.22          (1.65)          0.62          0.28         1.21         0.23        (1.67)       0.63         0.30
    1.68          1.53          (0.33)          2.04          1.57         1.64         1.46        (0.36)       2.01         1.54
-----------------------------------------------------------------------------------------------------------------------------------
   (1.23)        (1.35)         (1.29)         (1.39)        (1.28)       (1.20)       (1.27)       (1.26)      (1.36)       (1.25)
      --            --          (0.68)         (0.12)           --           --           --        (0.68)      (0.12)          --
   (1.23)        (1.35)         (1.97)         (1.51)        (1.28)       (1.20)       (1.27)       (1.94)      (1.48)       (1.25)
-----------------------------------------------------------------------------------------------------------------------------------
$  19.93      $  19.48       $  19.30       $  21.60      $  21.07      $ 19.91      $ 19.47      $ 19.28     $ 21.58      $ 21.05
-----------------------------------------------------------------------------------------------------------------------------------
    8.83%         8.33%         (1.59)%        10.04%         7.88%        8.64%        7.92%       (1.74)%      9.89%        7.74%
$ 21,144      $ 39,868       $ 62,557       $ 61,450      $ 50,554      $   187      $   144      $ 1,497     $ 2,039      $   601

    0.60%         0.60%          0.60%          0.60%         0.60%        0.75%        0.75%        0.75%       0.75%        0.75%
    0.98%         0.98%          0.98%          0.99%         1.01%        1.13%        1.13%        1.13%       1.14%        1.16%
    6.14%         6.99%          6.71%          6.83%         6.39%        5.99%        6.84%        6.56%       6.70%        6.27%
    5.76%         6.61%          6.33%          6.44%         5.98%        5.61%        6.46%        6.18%       6.31%        5.86%
  297.81%       143.72%         72.61%         84.80%        76.30%      297.81%      143.72%       72.61%      84.80%       76.30%
-----------------------------------------------------------------------------------------------------------------------------------


                                                     EQUITY PORTFOLIOS       101

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS


CORE BOND PORTFOLIO


                                                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30

---------------------------------------------------------------------------------------------------------------
                                                                          CLASS A       CLASS C       CLASS D
                                                                          2001(3)       2001(3)       2001(3)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  10.00       $ 10.00       $ 10.00
Income from investment operations:
    Net investment income                                                    0.40          0.40          0.40
    Net realized and unrealized gains (losses)                               0.05            --            --
Total income from investment operations                                      0.45          0.40          0.40
---------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                              (0.39)        (0.39)        (0.39)
Total distributions paid                                                    (0.39)        (0.39)        (0.39)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  10.06       $ 10.01       $ 10.01
---------------------------------------------------------------------------------------------------------------
Total return(1)                                                              4.54%         4.05%         4.05%
Supplemental data and ratios:
    Net assets, in thousands, end of period                              $155,542            --            --
    Ratio to average net assets of:(2)
       Expenses, net of waivers and reimbursements                           0.36%         0.60%         0.75%
       Expenses, before waivers and reimbursements                           0.81%         1.05%         1.20%
       Net investment income, net of waivers and reimbursements              5.91%         5.67%         5.52%
       Net investment income, before waivers and reimbursements              5.46%         5.22%         5.07%
Portfolio turnover rate                                                    197.85%       197.85%       197.85%
---------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) For the period March 29, 2001 (commencement of operations) through November 30, 2001.


102      NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS



                       THIS PAGE INTENTIONALLY LEFT BLANK




                                                     EQUITY PORTFOLIOS       103

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS


U.S. TREASURY INDEX PORTFOLIO


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS A
                                                                       2001        2000        1999         1998         1997
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  21.06    $  20.25    $  21.77     $  20.81     $  20.60
Income from investment operations:
    Net investment income                                                1.11        1.19        1.09         1.23         1.26
    Net realized and unrealized gains (losses)                           0.85        0.83       (1.54)        0.97         0.20
Total income from investment operations                                  1.96        2.02       (0.45)        2.20         1.46
--------------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                          (1.12)      (1.21)      (1.07)       (1.24)       (1.25)
Total distributions paid                                                (1.12)      (1.21)      (1.07)       (1.24)       (1.25)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  21.90    $  21.06    $  20.25     $  21.77     $  20.81
--------------------------------------------------------------------------------------------------------------------------------
Total return(1)                                                          9.55%      10.31%      (2.10)%      10.92%        7.44%
Supplemental data and ratios:
    Net assets, in thousands, end of period                          $ 44,323    $ 34,979    $ 22,033     $ 22,085     $ 33,839
    Ratio to average net assets of:(2)
       Expenses, net of waivers and reimbursements                       0.26%       0.26%       0.26%        0.26%        0.26%
       Expenses, before waivers and reimbursements                       0.75%       0.84%       0.77%        0.77%        0.82%
       Net investment income, net of waivers and reimbursements          5.23%       5.86%       5.24%        5.73%        6.36%
       Net investment income, before waivers and reimbursements          4.74%       5.28%       4.73%        5.22%        5.80%
Portfolio turnover rate                                                102.56%     110.97%      84.77%       69.84%       72.61%
--------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Financial highlights for the period ended were calculated using the average shares outstanding method.
(4) For the period October 6, 1998 (commencement of operations) through November 30, 1998.

104      NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30

                               CLASS C                                                      CLASS D
    2001         2000(3)        1999       1998(4)      2001(3)     2000(3)     1999(3)       1998        1997
-----------------------------------------------------------------------------------------------------------------
  $ 21.09       $  20.25      $ 21.81      $ 22.28      $ 21.04     $ 20.22     $ 21.74     $ 20.77     $ 20.57
     1.09           1.21         0.96         0.21         1.00        1.12        1.05        1.13        1.20
     0.79           0.79        (1.50)       (0.52)        0.88        0.83       (1.59)       1.00        0.18
     1.88           2.00        (0.54)       (0.31)        1.88        1.95       (0.54)       2.13        1.38
-----------------------------------------------------------------------------------------------------------------
    (1.08)         (1.16)       (1.02)       (0.16)       (1.04)      (1.13)      (0.98)      (1.16)      (1.18)
    (1.08)         (1.16)       (1.02)       (0.16)       (1.04)      (1.13)      (0.98)      (1.16)      (1.18)
-----------------------------------------------------------------------------------------------------------------
  $ 21.89       $  21.09      $ 20.25      $ 21.81      $ 21.88     $ 21.04     $ 20.22     $ 21.74     $ 20.77
-----------------------------------------------------------------------------------------------------------------

     9.12%         10.21%       (2.49)%      (1.39)%       9.12%       9.97%      (2.50)%     10.50%       7.03%
  $ 1,047       $    341      $   194      $    17      $   229     $   117     $   177     $ 1,721     $ 1,707
     0.50%          0.50%        0.50%        0.50%        0.65%       0.65%       0.65%       0.65%       0.65%
     0.99%          1.08%        1.01%        1.01%        1.14%       1.23%       1.16%       1.16%       1.21%
     4.99%          5.62%        5.00%        5.22%        4.84%       5.47%       4.85%       5.35%       6.07%
     4.50%          5.04%        4.49%        4.71%        4.35%       4.89%       4.34%       4.84%       5.51%
   102.56%        110.97%       84.77%       69.84%      102.56%     110.97%      84.77%      69.84%      72.61%
-----------------------------------------------------------------------------------------------------------------


                                                     EQUITY PORTFOLIOS       105

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS


INTERMEDIATE BOND PORTFOLIO


------------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS A
                                                                        2001       2000         1999        1998      1997(5)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 18.99    $ 18.98      $ 20.15     $ 19.89     $ 20.00
Income from investment operations:
    Net investment income                                                1.05       1.26         1.10        1.19        0.38
    Net realized and unrealized gains (losses)                           0.85       0.01        (1.05)       0.27       (0.15)
Total income from investment operations                                  1.90       1.27         0.05        1.46        0.23
------------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                          (1.06)     (1.26)       (1.10)      (1.20)      (0.34)
    From net realized gains                                                --         --        (0.12)         --          --
Total distributions paid                                                (1.06)     (1.26)       (1.22)      (1.20)      (0.34)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 19.83    $ 18.99      $ 18.98     $ 20.15     $ 19.89
------------------------------------------------------------------------------------------------------------------------------
Total return(1)                                                         10.27%      7.00%        0.25%       7.55%       1.17%
Supplemental data and ratios:
    Net assets, in thousands, end of period                           $44,372    $28,950      $49,414     $30,439     $11,997
    Ratio to average net assets of: (2)
       Expenses, net of waivers and reimbursements                       0.36%      0.37%(3)     0.36%       0.36%       0.36%
       Expenses, before waivers and reimbursements                       0.98%      0.94%        0.80%       1.09%       2.28%
       Net investment income, net of waivers and reimbursements          5.49%      6.37%        5.65%       6.19%       5.87%
       Net investment income, before waivers and reimbursements          4.87%      5.80%        5.21%       5.46%       3.95%
Portfolio turnover rate                                                254.48%     60.37%      193.44%      93.40%      56.99%
------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Expense ratios, net of waivers and reimbursements, for the year would have been 0.36% and 0.75% for Class A and D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(4) For the period October 2, 1998 (commencement of operations) through November 30, 1998.
(5) For the period August 1, 1997 (commencement of operations) through November 30, 1997.

106      NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                     FOR THE FISCAL YEARS ENDED NOVEMBER 30

                         CLASS D
   2001            2000           1999       1998(4)
------------------------------------------------------------
 $ 18.96         $ 18.95        $ 20.13      $ 20.46
    1.01            1.11           1.06         0.18
    0.84            0.09          (1.10)       (0.32)
    1.85            1.20          (0.04)       (0.14)
------------------------------------------------------------
   (0.99)          (1.19)         (1.02)       (0.19)
      --              --          (0.12)          --
   (0.99)          (1.19)         (1.14)       (0.19)
------------------------------------------------------------
 $ 19.82         $ 18.96        $ 18.95      $ 20.13
------------------------------------------------------------

    9.98%           6.62%        (0.21)%       (0.70)%
 $    27         $    27        $   26       $    41
    0.75%           0.76%(3)      0.75%         0.75%
    1.37%           1.33%         1.19%         1.48%
    5.19%           5.98%         5.26%         5.69%
    4.57%           5.41%         4.82%         4.96%
  254.48%          60.37%       193.44%        93.40%


                                                     EQUITY PORTFOLIOS       107

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS


SHORT-INTERMEDIATE BOND PORTFOLIO


--------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A
                                                                    2001       2000        1999        1998        1997
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $  18.28    $ 18.50     $  20.03    $  20.36    $  20.70
Income from investment operations:
    Net investment income                                            1.07       1.36         1.79        1.84        1.46
    Net realized and unrealized gains (losses)                       0.46      (0.13)       (1.36)      (0.36)      (0.29)
Total income from investment operations                              1.53       1.23         0.43        1.48        1.17
--------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                      (1.14)     (1.45)       (1.69)      (1.78)      (1.46)
    From net realized gains                                            --         --        (0.27)      (0.03)      (0.05)
Total distributions paid                                            (1.14)     (1.45)       (1.96)      (1.81)      (1.51)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $  18.67    $ 18.28     $  18.50    $  20.03    $  20.36
--------------------------------------------------------------------------------------------------------------------------
Total return(1)                                                      8.59%       7.01%       2.25%       7.50%       5.95%
Supplemental data and ratios:
    Net assets, in thousands, end of year                        $272,003    $248,054    $184,382    $182,999    $201,457
    Ratio to average net assets of:
       Expenses, net of waivers and reimbursements                   0.36%       0.36%       0.36%       0.36%       0.36%
       Expenses, before waivers and reimbursements                   0.75%       0.77%       0.76%       0.76%       0.81%
       Net investment income, net of waivers and reimbursements      5.77%       7.56%       9.35%       9.61%       7.68%
       Net investment income, before waivers and reimbursements      5.38%       7.15%       8.95%       9.21%       7.23%
Portfolio turnover rate                                            107.31%      48.97%      88.29%      89.97%      48.49%
--------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

108      NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                            FOR THE FISCAL YEARS ENDED NOVEMBER 30

                            CLASS D
2001(2)      2000(2)        1999(2)         1998           1997
-------------------------------------------------------------------
$ 18.24      $ 18.45        $ 19.97       $ 20.31        $ 20.66
   0.48         1.31           1.79          1.78           1.43
   0.98        (0.16)         (1.43)        (0.40)         (0.34)
   1.46         1.15           0.36          1.38           1.09
-------------------------------------------------------------------
  (1.08)       (1.36)         (1.61)        (1.69)         (1.39)
     --           --          (0.27)        (0.03)         (0.05)
  (1.08)       (1.36)         (1.88)        (1.72)         (1.44)
-------------------------------------------------------------------
$ 18.62      $ 18.24        $ 18.45       $ 19.97        $ 20.31
-------------------------------------------------------------------

   8.16%        6.59%          1.84%         7.08%          5.54%
$    38      $    30        $   121       $   824        $   891
   0.75%        0.75%          0.75%         0.75%          0.75%
   1.14%        1.16%          1.15%         1.15%          1.20%
   5.38%        7.17%          8.96%         9.31%          7.48%
   4.99%        6.76%          8.56%         8.91%          7.03%
 107.31%       48.97%         88.29%        89.97%         48.49%
-------------------------------------------------------------------


                                                     EQUITY PORTFOLIOS       109

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS


U.S. GOVERNMENT SECURITIES PORTFOLIO


------------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS A
                                                                        2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $  19.67     $ 19.48     $ 20.27     $ 19.99     $ 20.07
Income from investment operations:
    Net investment income                                                0.97        1.14        0.99        1.17        1.21
    Net realized and unrealized gains (losses)                           0.95        0.18       (0.51)       0.26       (0.07)
Total income from investment operations                                  1.92        1.32        0.48        1.43        1.14
------------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
    From net investment income                                          (1.04)      (1.13)      (0.98)      (1.15)      (1.22)
    From net realized gains                                                --          --       (0.29)         --          --
Total distributions paid                                                (1.04)      (1.13)      (1.27)      (1.15)      (1.22)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                         $  20.55     $ 19.67     $ 19.48     $ 20.27     $ 19.99
------------------------------------------------------------------------------------------------------------------------------
Total return(1)                                                         10.03%       7.03%       2.43%       7.36%       5.93%
Supplemental data and ratios:
    Net assets, in thousands, end of year                            $105,605     $90,182     $87,699     $48,317     $43,073
    Ratio to average net assets of:
       Expenses, net of waivers and reimbursements                       0.36%       0.36%       0.36%       0.36%       0.36%
       Expenses, before waivers and reimbursements                       0.81%       0.81%       0.77%       0.86%       0.85%
       Net investment income, net of waivers and reimbursements          5.16%       5.87%       5.14%       6.01%       5.86%
       Net investment income, before waivers and reimbursements          4.71%       5.42%       4.73%       5.51%       5.37%
Portfolio turnover rate                                                171.29%     139.01%      50.70%     115.55%      95.73%
------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of year.

110      NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                              FOR THE FISCAL YEARS ENDED NOVEMBER 30

                               CLASS D
       2001         2000        1999                1998        1997
-------------------------------------------------------------------
   $  19.62    $  19.43      $  20.22       $ 19.94       $ 20.03
       0.96        1.08          0.93          1.08          1.16
       0.88        0.17         (0.53)         0.28         (0.10)
       1.84        1.25          0.40          1.36          1.06
-------------------------------------------------------------------
      (0.97)      (1.06)        (0.90)        (1.08)        (1.15)
         --          --         (0.29)           --            --
      (0.97)      (1.06)        (1.19)        (1.08)        (1.15)
-------------------------------------------------------------------
   $  20.49    $  19.62      $  19.43       $ 20.22       $ 19.94
-------------------------------------------------------------------

       9.59%       6.65%         1.95%         6.96%         5.52%
       $ 958       $ 876     $    810       $ 1,224       $   312
       0.75%       0.75%         0.75%         0.75%         0.75%
       1.20%       1.20%         1.16%         1.25%         1.24%
       4.77%       5.48%         4.75%         5.55%         5.50%
       4.32%       5.03%         4.34%         5.05%         5.01%
     171.29%     139.01%        50.70%       115.55%        95.73%
-------------------------------------------------------------------


                                                     EQUITY PORTFOLIOS       111

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORT

Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (ADDITIONAL STATEMENT)

Additional information about the Portfolios and their policies is also available in the Portfolios' Additional Statements. The Additional Statements are incorporated by reference into this Prospectus (are legally considered part of this Prospectus).

The Portfolios' annual and semiannual reports, and the Additional Statements, are available free upon request by calling 800/637-1380.

To obtain other information and for shareholder inquiries:

BY TELEPHONE


Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET

Text-only versions of the Portfolios' documents are available online and may be downloaded from the SEC's Web site at sec.gov.


You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.

112      NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          NORTHERN INSTITUTIONAL FUNDS

                               BALANCED PORTFOLIO
                             EQUITY INDEX PORTFOLIO
                          DIVERSIFIED GROWTH PORTFOLIO
                            FOCUSED GROWTH PORTFOLIO
                          SMALL COMPANY INDEX PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                            MID CAP GROWTH PORTFOLIO
                      INTERNATIONAL EQUITY INDEX PORTFOLIO
                         INTERNATIONAL GROWTH PORTFOLIO

      This Statement of Additional Information dated April 1, 2002, (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2002 for the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios (the "Portfolios") of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling 800/ 637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

      The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolio's shareholders for the fiscal year ended November 30, 2001 are incorporated herein by reference in the section "Financial Statements." No other parts of the annual report are incorporated by reference. Copies of the annual report may be obtained upon request and without charge by calling 800/637-1380 (toll-free).

                                      INDEX

                                                                            Page

ADDITIONAL INVESTMENT INFORMATION..............................................3
      Classification and History...............................................3
      Investment Objectives, Strategies and Risks..............................3
      Investment Restrictions.................................................17
ADDITIONAL TRUST INFORMATION..................................................19
      Trustees and Officers...................................................19
      Code of Ethics..........................................................26
      Investment Advisers, Transfer Agent and Custodian.......................26
      Portfolio Transactions..................................................29
      Portfolio Valuation.....................................................33
      Co-Administrators and Distributor.......................................34
      Shareholder Servicing Plan..............................................38
      Counsel and Auditors....................................................39
      In-Kind Purchases and Redemptions.......................................39
PERFORMANCE INFORMATION.......................................................39
TAXES ........................................................................51
      Federal - General Information...........................................51
      Taxation of Certain Financial Instruments...............................52
      Foreign Investors.......................................................52
DESCRIPTION OF SHARES.........................................................53
OTHER INFORMATION.............................................................58
FINANCIAL STATEMENTS..........................................................59
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1


No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

                      ADDITIONAL INVESTMENT INFORMATION

Classification and History

      Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

      Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to Northern Institutional Funds on July 15, 1998. The Trust also offers seven fixed income and five money market portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

      The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objectives of the Mid Cap Growth and Small Company Growth Portfolios may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

      With respect to the Equity Index, Mid Cap Growth, Small Company Index, Small Company Growth and International Equity Index Portfolios, to the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Portfolio's policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. For these purposes, "net assets" include the amount of any borrowings for investment purposes and the amount of "net assets" is measured at the time of purchase.

      Warrants. The Balanced, Diversified Growth, Focused Growth, Small Company
      --------
Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

      U.S. Government Obligations. Examples of the types of U.S. Government
      ---------------------------
obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Intermediate Credit Banks and the Maritime Administration.

      Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign government or their agencies that are so guaranteed.

      To the extent consistent with their respective investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

      American Depositary Receipts ("ADRs").  The Portfolios may invest in ADRs.
      -------------------------------------
ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

      A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

      European Depositary Receipts ("EDRs").  The Portfolios may also invest in
      -------------------------------------
in EDRs and Global Depositary Receipts ("GDRs").

EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

      Foreign Securities. Investment in foreign securities involves special
      ------------------
risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Portfolio to the extent that it invests in foreign stocks. The holdings of the Portfolios, to the extent that they invest in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

      There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

      Additional risks are involved when a Portfolio invests its assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio's inability to complete its contractual obligations.

      Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

      Although a Portfolio may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

      Dividends and interest payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders.
See "Taxes."

      Investors should understand that the expense ratios of the International Equity Index and International Growth Portfolios can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

      As noted in the Prospectus, the International Equity Index Portfolio invests primarily in the equity securities included in the Europe, Australia and Far East Index ("EAFE Index"). As of November 30, 2001, sixteen European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom) constituted approximately 72% of the EAFE Index. Five Asian/Pacific countries (Australia, Hong Kong, Japan, New Zealand and Singapore) accounted for the remaining 28%.

      Countries in which the Portfolios may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

      The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there, have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

      Foreign Currency Transactions. In order to protect against a possible loss
      -----------------------------
on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

      When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

      When the investment management team anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the securities held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

      In addition, the International Growth Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Portfolios may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

      Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

      Options. Each Portfolio may buy put options and buy call options and write
      -------
covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between the securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

      The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

      A Portfolio's obligation to sell a security subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

      When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

      There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons, which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;

trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

      Short Sales Against-the-Box. The Balanced, Diversified Growth, Focused
      ---------------------------
Growth, Mid Cap Growth, Small Company Growth and International Growth Portfolios may engage in short sales "against-the-box." In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Portfolio, for example, to lock in a sales price for a security the Portfolio does not wish to sell immediately. If a Portfolio sells securities short against the box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

      Supranational Bank Obligations. The Balanced Portfolio (and, to the extent
      ------------------------------
consistent with their investment policies, other Portfolios) may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

      Stripped Securities. The Balanced Portfolio may purchase stripped
      -------------------
securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      In addition, the Balanced Portfolio may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities, which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

      The Prospectus discusses other types of stripped securities that may be purchased by the Balanced Portfolio, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

      Asset-Backed Securities. The Balanced Portfolio may purchase asset backed
      -----------------------
securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

      If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the fixed income portion of the Balanced Portfolio, the maturity of asset-backed securities will be based on estimates of average life.

      Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

      Asset-backed securities acquired by the Balanced Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

      Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

      Interest Rate Swaps, Total Rate of Return Swaps, Credit Swaps, Interest
      -----------------------------------------------------------------------
Rate Floors, Caps and Collars, and Currency Swaps. The Portfolios may enter into
-------------------------------------------------
swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Portfolios may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

      Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Portfolio and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

      The Portfolios will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or A or P-1 or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments, which are traded in the interbank market.

      The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

      Equity Swaps. Each Portfolio may enter into equity swap contracts to
      ------------
invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

      A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's potential exposure, the Portfolios and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

      The Portfolios will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

      The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

      Futures Contracts and Related Options. Each Portfolio may invest in
      -------------------------------------
futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.


      Real Estate Investment Trusts. The Portfolios may invest in equity real
      -----------------------------
estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject a Portfolio to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Portfolio would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses a Portfolio bears directly in connection with its own operations.


      Securities Lending. Collateral for loans of portfolio securities made by a
      ------------------
Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

      Forward Commitments, When-Issued Securities and Delayed Delivery
      ----------------------------------------------------------------
Transactions. Each Portfolio may purchase securities on a when-issued basis or
------------
purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

      A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

      When a Portfolio purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

      Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time
      ---------------------------------------------------------------------
Deposits and Bank Notes. Commercial paper represents short-term unsecured
-----------------------
promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

      Each Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances

("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

      Convertible Securities. Convertible securities entitle the holder to
      ----------------------
receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

      In selecting convertible securities, the investment management team will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

      The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

      Capital appreciation for the Portfolios may result from an improvement in the credit standing of an issuer whose securities are held in the Portfolio or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Portfolio or a general increase in interest rates may be expected to result in capital depreciation to the Portfolio.

      In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Portfolio that invests in convertible securities will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Portfolio of any single investment, it does not reduce the overall risk of investing in lower quality securities.

      Risks Related to Small Company Securities. While the Investment Adviser
      -----------------------------------------
believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the Small Company Index and Small Company Growth Portfolios' primary investments, and stocks of recently organized companies, in which the Portfolios may also invest, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500(R) Composite Index (the "S&P 500 Index"). Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

      The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Small Company Index and Small Company Growth Portfolios' shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

      The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Small Company Index Portfolio or Small Company Growth Portfolio purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

      Insurance Funding Agreements. The Balanced Portfolio may invest in
      ----------------------------
insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. IFAs therefore will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

      Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds. To the extent
      -------------------------------------------------------
consistent with their respective investment objectives, the Portfolios may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

      PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

      Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

      Variable and Floating Rate Instruments. Variable and floating rate
      --------------------------------------
instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

      With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

      Variable and floating rate instruments eligible for purchase by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

      Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

      Repurchase Agreements. Each Portfolio may agree to purchase portfolio
      ---------------------
securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable.

      Reverse Repurchase Agreements. Each Portfolio may borrow funds by selling
      -----------------------------
portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolios will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

      Investment Companies. With respect to the investments of the Portfolios in
      --------------------
the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets.

      Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

      If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

      A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

      As noted in the Prospectus, a Portfolio may invest in iShares/sm/ (formerly called World Equity Benchmark Shares or "WEBS"), Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

      iShares/sm/ are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International Index ("MSCI") indices for various countries and regions. iShares/sm/ are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of iShares/sm/ are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares/sm/ on the AMEX. To date iShares/sm/ have traded at relatively modest discounts and premiums to their net asset values. However, iShares/sm/ have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares/sm/ for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares/sm/ will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares/sm/ should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected, and a Portfolio's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares/sm/ as part of its investment strategy.

      SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio
                                       13

Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

      SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

      The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

      Municipal Instruments. The Balanced Portfolio may invest in municipal
      ---------------------
instruments or other securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolio on such investments will be taxable to shareholders.

      Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

      Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

      An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

      Risks Related to Lower-Rated Securities. While any investment carries some
      ---------------------------------------
risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

      There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

      The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

      If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

      In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

      The ratings of S&P, Moody's and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-rated securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on the Investment Adviser's own credit analysis than is the case of mutual funds investing in higher-rated securities.

      In selecting lower-rated securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Adviser monitors the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

      Yields and Ratings. The yields on certain obligations, including the
      ------------------
instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

      Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

      Stock Indices. The S&P 500 Index is a market value-weighted index
      -------------
consisting of 500 common stocks which are traded on the New York Stock Exchange, AMEX and the Nasdaq National Market System and selected by Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Stock Index Fund shares or any member of the public regarding the advisability of investing in the Equity Index Portfolio or the ability of the S&P500 Index to track general stock market performance.

      As of November 30, 2001, the approximate market capitalization range of the companies included in the S&P 500 Index was between $503 million and $382.4 billion.

      The Standard & Poor's Midcap 400 Stock Index ("S&P MidCap 400 Index") is a market-weighted index composed of 400 common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The purpose of the S&P MidCap 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities market. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P MidCap 400 Index. Except for a limited number of Canadian securities, the S&P MidCap 400 does not include foreign securities. As of November 30, 2001, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $322 million and $ 11.3 billion.

      The Russell 2000 Index is a market value-weighted index composed of the stocks of the smallest 2000 companies in the Russell 3000 Index, which is composed of the stocks of 3000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2000 companies, the Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of November 30, 2001, the average market capitalization range of the companies included in the Russell 2000 Index was between [$4.11 million and $2.34 billion]. The Russell 2000 Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell &

Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and accordingly, the Russell 2000 Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Small Company Index or Small Company Growth Portfolio shares or any member of the public regarding the advisability of investing in the Portfolio or the ability of the Russell 2000 Index to track general market performance of small capitalization stocks.

      The Russell 2000 Growth Index is replacing the Russell 2000 Index as the Small Company Growth Portfolio's performance benchmark. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price to book ratios and higher forecasted growth values. As of November 30, 2001, the average market capitalization range of the companies included in the Russell 2000 Growth Index was between $4.11 million and $2.34 billion.

      Relative Value Approach. In buying and selling securities for the fixed
      -----------------------
income portion of the Balanced Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

      Tracking Variance. As discussed in the Prospectus, the Equity Index, Small
      -----------------
Company Index and International Equity Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Portfolio's holdings to its investment objective. Tracking variance may also occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

      The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee on purchases of shares of the Portfolios. The purpose of the fee is to indirectly allocate transaction costs associated with new purchases to investors making those purchases, thus protecting existing shareholders. These costs include: (i) brokerage costs; (ii) market impact costs--i.e., the increase in market prices which may result when the Portfolios purchase thinly traded stocks; (iii) sales charges relating to the purchase of shares in certain unaffiliated investment companies; and, most importantly (iv) the effect of the "bid-ask" spread in the over-the-counter market. (Securities in the over-the-counter market are bought at the "ask" or purchase price, but are valued in the Portfolios at the last quoted bid price). The additional transaction fees represent the Investment Adviser's estimate of the brokerage and other transaction costs which may be incurred by the Small Company Index and International Equity Index Portfolios in acquiring stocks of small capitalization or foreign companies. Without the additional transaction fee, the Portfolios would generally be selling their shares at a price less than the cost to the Portfolios of acquiring the portfolio securities necessary to maintain their investment characteristics, thereby resulting in reduced investment performance for all shareholders in the Portfolios. With the additional transaction fee, the transaction costs of acquiring additional stocks are not borne by all existing shareholders, but are defrayed by the transaction fees paid by those investors making additional purchases of shares.

      Calculation of Portfolio Turnover Rate. The portfolio turnover rate for
      --------------------------------------
the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

      Mortgage Dollar Rolls. The Portfolios may enter into mortgage "dollar
      ---------------------
rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Portfolio. Each Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

      For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

      Mortgage dollar rolls involve certain risks including the following. If the broker-dealer to whom a Portfolio sells the security becomes insolvent, a Portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Portfolio is required to repurchase may be worth less than an instrument that a Portfolio originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Portfolio's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Investment Restrictions

      Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

      (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

      (2) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

      (3) Invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

      (4)  Invest in companies for the purpose of exercising control.

      (5) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

      (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

      (7) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      (8)  Borrow money, except that to the extent permitted by applicable law
      (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

      (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

      For the purposes of Restriction Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

      In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

      Except to the extent otherwise provided in Investment Restriction No. 7 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications (except that the International Growth Portfolio and the International Equity Index Portfolio will use the Morgan Stanley Capital International industry classification titles).

      Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Additional Statement and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

      Any restriction which involves a maximum percentage (other than the restriction set forth in Investment restriction (8)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (8), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

                          ADDITIONAL TRUST INFORMATION

      The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

NON-INTERESTED TRUSTEES*:
-------------------------

                                                                                                Number of
                                                                                                ---------
                                                                                                Portfolios
                                                                                                ----------
                                                                                               in Northern
                                                                                               -----------
                                                                                               Institutional
                                                                                               -------------
                    Position(s)  Term of Office                                                Fund Complex         Other
                    -----------  --------------                                                ------------         -----
     Name,          Held with    and Length of                                                 Overseen by     Directorships Held
     -----          ---------    -------------                                                 -----------     ------------------
Address and Age**   Trust        Time Served    Principal Occupations During Past Five Years   Trustee****       by Trustee*****
-----------------   -----        -----------    --------------------------------------------   -----------       ---------------
Richard G. Cline    Trustee       Since 1997    Chairman and Director, Hawthorne Investors,        55       Director: PepsiAmericas;
Age: 67                                         Inc. (a management advisory services and                    Whitman Corporation (a
                                                private investment company) since 1996;                     diversified holding
                                                Managing Partner, Hawthorne Investments,                    company); Kmart
                                                L.L.C. (a management advisory services and                  Corporation (a retailing
                                                private investment company) since 2001;                     company); Ryerson Tull,
                                                Chairman and Director of Hussman                            Inc. (a metals
                                                International, Inc. (a refrigeration company)               distribution company).
                                                from 1998 to 2000; Chairman, President and
                                                CEO of NICOR Inc. (a diversified public
                                                utility holding company) from 1995 to 1996,
                                                and President from 1992 to 1993; Chairman,
                                                Federal Reserve Bank of Chicago from 1992 to
                                                1995; and Deputy Chairman from 1995 to 1996.
                                                Trustee: Northern Mutual Fund Complex
                                                (registered investment companies).

---------------

*     Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as
      "non-interested Trustees". Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested
      Trustees".

**    Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 60 South LaSalle
      Street, Chicago, IL 60675.

***   Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in
      accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

****  The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2001,
      Northern Institutional Funds consisted of 22 portfolios, including the Portfolios described in this Additional Statement, and
      Northern Funds consisted of 33 portfolios.

***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934
      (i.e. public companies) or other investment companies registered under the 1940 Act.


Edward J. Condon,   Trustee       Since 1994    Chairman and CEO of The  Paradigm  Group,          55       None
Jr.                                             Ltd. (a financial adviser) since 1993;
Age: 61                                         Principal and Co-Founder of Paradigm Capital
                                                since 1993; Senior Partner of NewEllis
                                                Ventures since 2001; Member of Advisory
                                                Board of Real-Time USA, Inc. (a software
                                                development company); Member of the Board of
                                                Managers of The Liberty Hampshire Company,
                                                LLC (a receivable securitization company);
                                                Director: University Eldercare, Inc. (an
                                                Alzheimer's disease research and treatment
                                                company); Financial Pacific Company (a small
                                                business leasing company). Trustee: Northern
                                                Mutual Fund Complex (registered investment
                                                companies); Trustee: Dominican University.

William J. Dolan,   Trustee       Since 2000    Partner of Arthur Andersen & Co. S.C. (an          55       None
Jr.                                             accounting firm) from 1966 to 1989; Financial
Age: 69                                         Consultant, Ernst & Young LLP (an accounting
                                                firm) from 1992 to 1993 and 1997. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

Sharon Gist Gilliam Trustee       Since 2001    Executive Vice President, Unison-Maximus,          55       None
Age: 49                                         Inc. (aviation and governmental consulting);
                                                Director: Town and Country Utilities, Inc.;
                                                Unison Consulting Group, Inc. until May
                                                1999; Trustee: Northern Mutual Fund Complex
                                                (registered investment companies).

Sandra Polk Guthman Trustee       Since 1997    President and CEO of Polk Bros. Foundation         55       Director: MB Financial
Age 58                                          (an Illinois not-for-profit corporation)                    Corp. (a municipal bond
                                                from 1993 to present. Trustee: Northern                     insurance company) 1999-
                                                Mutual Fund Complex (registered investment                  2000.
                                                companies).

Richard P. Strubel  Trustee       Since 1982    President, Chief Operating Officer and Director    55       Director: Gildan
Age: 62                                         of Unext Inc. (a provider of educational                    Activewear, Inc. (an
                                                services via the Internet) since 1999;                      athletic clothing
                                                Director: Cantilever Technologies (a private                marketing and
                                                software company) since 1999; Trustee: The                  manufacturing company;
                                                University of Chicago since 1987; Managing                  Trustee: Goldman Sachs
                                                Director of Tandem Partners, Inc. (a privately              Mutual Fund Complex (69
                                                held management services firm) until 1999.                  portfolios).
                                                Trustee: Northern Mutual Fund Complex
                                                (registered investment companies).

INTERESTED TRUSTEES*:
---------------------

Raymond E. George,  Trustee       Since 2000    Senior Vice President and Senior Fiduciary         55       None
Jr./1/                                          Officer of The Northern Trust Company from
Age: 71                                         from 1990 to 1993. Trustee: Northern Mutual
                                                Fund Complex (registered investment
                                                companies).

Michael E.          Trustee       Since 2000    President of Sara Lee Foundation                   55       Director: Coach, Inc.;
Murphy/2/                                       (philanthropic organization) from 1997                      Payless Shoe Source,
Age: 65                                         to 2001; Vice Chairman and Chief                            Inc. (a retail shoe
                                                Administrative Officer of Sara Lee                          store business); GATX
                                                Corporation (a consumer product company)                    Corporation (a railroad
                                                from 1994 to 1997. Trustee: Northern                        holding company);
                                                Mutual Fund Complex (registered                             Bassett Furniture
                                                investment companies).                                      Industries, Inc. (a
                                                                                                            furniture manufacturer).

Mary Jacobs         Trustee       Since 2000    Partner in the law firm of Sidley  Austin          55       None
Skinner, Esq./3/                                Brown & Wood. Trustee: Northern  Mutual
Age 44                                          Fund Complex (registered investment
                                                companies).

Stephen Timbers/4/  Trustee       Since 2000    Director, President and Chief Executive            55       Director:
Age: 57                                         Officer of Northern Trust Investments,                      USFreightways
                                                Inc. since 2001; President of Northern                      Corporation.
                                                Trust Global Investments, a division of
                                                Northern Trust Corporation and Executive
                                                Vice President, The Northern Trust Company
                                                since 1998; President, Chief Executive
                                                Officer and Director of Zurich Kemper
                                                Investments (a financial services company)
                                                from 1996 to 1998; President, Chief
                                                Operating Officer and Director of Kemper
                                                Corporation (a financial services company)
                                                from 1992 to 1996; President and Director of
                                                Kemper Funds (a registered investment
                                                company) from 1990 to 1998. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

---------------

1     Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
2     Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
3     Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.
4     Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern
      Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST:
----------------------

                                             TERM OF
                             POSITIONS      OFFICE AND
NAME, ADDRESS AND            HELD WITH      LENGTH OF
-----------------            ---------      ---------
        AGE                    TRUST       TIME SERVED*                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
        ---                    -----       ------------                 ----------------------------------------------

Lloyd A. Wennlund         President        Since 2000      Senior Vice President and Director of Northern Trust Investments,
50 South LaSalle Street                                    Inc. since 2001; Senior Vice President and other positions at The
Chicago, IL  60675                                         Northern Trust Company, President of Northern Trust Securities,
Age: 44                                                    Inc., and Managing Executive, Mutual Funds for Northern Trust
                                                           Global Investments since 1989.

Eric K. Schweitzer        Vice President   Since 2000      Senior Vice President at Northern Trust Investments, Inc. since
50 South LaSalle Street                                    2000 and Senior Vice President at The Northern Trust Company and
Chicago, IL  60675                                         the Director of Distribution, Product Management and Client
Age: 40                                                    Services in the Mutual Fund Group of Northern Trust Global Investments
                                                           since 2000; Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert              Treasurer        Since 2002      Senior Vice President and Department Head at The Northern Trust
50 South LaSalle Street                                    Company overseeing Fund Accounting, Transfer Agent and Fund
Chicago, IL 60675                                          Administration functions, Division Manager of Fund Accounting,
Age: 40                                                    1992-1998, Audit Manager at Arthur Andersen LLP (an accounting firm)
                                                           prior thereto.

Brian P. Curran           Vice President   Since 1999      Vice President and Director of Fund Administration at PFPC Inc. since
4400 Computer Drive       and Assistant                    1997; Director of Fund Administration at State Street Bank & Trust
Westborough, MA 01581     Treasurer                        Company from February 1997 to October 1997;  Senior Auditor at Price
Age: 34                                                    Waterhouse LLP (an accounting firm) prior thereto.

Stuart Schuldt            Assistant        Since 1998      Vice President, Fund Administration, The Northern Trust Company; Vice
50 South LaSalle Street   Treasurer                        President, Fund Accounting, Scudder Kemper (a mutual fund company), from
Chicago, IL 60675                                          1993 to 1998; Audit Manager, Arthur Andersen & Co., (an accounting firm)
Age: 40                                                    prior thereto.

Jeffrey A. Dalke, Esq.    Secretary        Since 2000      Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA
19103-6996
Age: 51

Linda J. Hoard, Esq.      Assistant        Since 1999      Vice President at PFPC Inc. since 1998; Attorney Consultant for Fidelity
4400 Computer Drive       Secretary                        Management & Research (a financial service company), Investors Bank &
Westborough, MA 01581                                      Trust Company (a financial  service  provider) and FDISG prior thereto.
Age: 54

---------------

*     Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

      Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

      Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

Standing Board Committees

      The Board of Trustees has established three standing committees in connection with their governance of the Portfolios- Audit, Nominating, Compensation and Education and Valuation.

      The Audit Committee consists of three members: Messrs. Condon (Chairman) and Strubel and Ms. Gilliam. The functions performed by the Audit Committee include, among other things, acting as the principal liaison between the Board and the Trust's independent auditors, making recommendations to the Board regarding the auditor's engagement and compensation, ensuring receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust and meeting with the independent auditors twice each year to review the scope and results of the audit and otherwise as requested by the Trust's Chairman, the Committee's Chairman or the auditors. During the fiscal year ended November 30, 2001, the Audit Committee convened three times.

     The Nominating, Compensation and Education Committee consists of two members: Ms. Guthman (Chairperson) and Mr. Dolan. The functions performed by the Nominating Committee include selecting and nominating candidates to serve as non-interested Trustees; reviewing and making recommendations regarding Trustee compensation, and developing policies regarding Trustee education. During the fiscal year ended November 30, 2001, the Nominating, Compensation and Education Committee convened three times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios' Prospectus and should be directed to the attention of Northern Institutional Funds Nominating Committee.

      The Valuation Committee consists of three members: Messrs. George (Chairman) and Murphy and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Portfolios in accordance with the Trust's valuation procedures. During the fiscal year ended November 30, 2001, the Valuation Committee convened four times.

Trustee Ownership of Portfolio Shares

      Shares of the Portfolios are offered to institutional investors acting on their own behalf or on behalf of their customers, clients, participants and others. For this reason, the Trustees may not make direct investments in the Portfolios. The following table shows the dollar range of shares of the Portfolios owned by each Trustee in the Portfolios and other Portfolios of Northern Institutional Funds and Northern Funds.

Name of Trustee          Dollar Range of Equity            Aggregate Dollar Range of Equity
---------------          ----------------------            --------------------------------
                      Securities in each Portfolio         Securities in All Portfolios in
                      ----------------------------         -------------------------------
                                                                  Mutual Fund Family*
                                                                  ------------------
Richard G. Cline                  None                              Over $100,000
Edward J. Condon, Jr.             None                              Over $100,000
William J. Dolan, Jr.             None                             $10,001-$50,000
Raymond E. George, Jr.            None                              Over $100,000
Sharon Gist Gilliam               None                                  None
Sandra Polk Guthman               None                            $50,001-$100,000
Michael E. Murphy                 None                              Over $100,000
Mary Jacobs Skinner               None                              Over $100,000
Richard P. Strubel                None                                  None
Stephen B. Timbers                None                              Over $100,000

---------------

* Includes the Northern Mutual Fund Complex consisting of 55 portfolios.

Trustee and Officer Compensation.

      Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an additional annual retainer of $10,000. Each Committee member earns an additional fee of $1,500 and each Committee Chairman earns an additional fee of $2,000.

      The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2001:

                                                                                            Small       Small
                                                                                            -----       -----
                                        Equity     Diversified     Focused     Mid-Can     Company     Company    International
                                        ------     -----------     -------     -------     -------     -------    -------------
                           Balanced      Index       Growth        Growth      Growth       Index      Growth     Equity Index
                           --------      -----       ------        ------      ------       -----      ------     ------------
                           Portfolio   Portfolio    Portfolio     Portfolio   Portfolio   Portfolio   Portfolio     Portfolio
                           ---------   ---------    ---------     ---------   ---------   ---------   ---------     ---------
Stephen B. Timbers         $     0     $     0      $     0       $     0     $     0     $     0     $     0     $     0
William H. Springer/2/         460       3,220          460           920         460         920         460         460
Richard G.Cline                375       2,625          375           750         375         750         375         375
Edward J. Condon, Jr           395       2,765          395           790         395         790         395         395
John W. English/3/             169       1,181          169           338         169         338         169         169
Sandra Polk Guthman            375       2,625          375           750         375         750         375         375
Sharon Gist Gilliam/4/           0           0            0             0           0           0           0           0
Richard P. Strubel             375       2,625          375           750         375         750         375         375
Wesley M. Dixon, Jr./2/        365       2,555          365           730         365         730         365         365
William J. Dolan, Jr           375       2,625          375           750         375         750         375         375
Raymond E. George, Jr          395       2,765          395           790         395         790         395         395
Michael E. Murphy              375       2,625          375           750         375         750         375         375
Mary Jacobs Skinner            375       2,625          375           750         375         750         375         375

                                                    Total
                                                    -----
                                                 Compensation
                                                 ------------
                                                  From Fund
                                                  ---------
                               International       Complex
                               -------------       -------
                               Growth           (including the
                               ------           --------------
                               Portfolio        Portfolios)/1/
                               ---------        --------------

Stephen B. Timbers             $     0            $     0
William H. Springer/2/             460             92,000
Richard G.Cline                    375             75,000
Edward J. Condon, Jr               395             79,000
John W. English/3/                 169             33,750
Sandra Polk Guthman                375             75,000
Sharon Gist Gilliam/4/               0                  0
Richard P. Strubel                 375             75,000
Wesley M. Dixon, Jr./2/            365             73,000
William J. Dolan, Jr               375             75,000
Raymond E. George, Jr              395             79,000
Michael E. Murphy                  375             75,000
Mary Jacobs Skinner                375             75,000

(1) As of December 31, 2001, the Fund Complex consists of Northern Institutional Funds (22 portfolios) and Northern Funds (33 portfolios).
(2) Messrs. Dixon and Springer served as Trustees and, in the case of Mr. Springer, Chairman of the Fund Complex, until December 31, 2001.
(3)   Mr. English served as a Trustee of the Fund Complex until March 27, 2001.
(4) Ms. Gilliam did not serve as a Trustee of the Fund Complex during the fiscal year ended November 30, 2001.


      The Trust does not provide pension or retirement benefits to its Trustees.

      The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Ovaert, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services.

      Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

      Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Ovaert, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

Code of Ethics

      The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Advisers, Transfer Agent and Custodian

      As of the date of this Additional Statement, Northern Trust Investments, Inc ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") serve jointly as the Investment Advisers of the Balanced Portfolio and International Growth Portfolio. NTI serves as the Investment Adviser of each of the other Portfolios. NTI and NTGIE are direct or indirect wholly owned subsidiaries of The Northern Trust Company ("TNTC"), an Illinois chartered bank. *. TNTC is a direct wholly owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, IL 60675. NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. NTI and NTGIE are referred to in this Additional Statement as "Investment Adviser". Unless otherwise indicated, NTI, TNTC and NTGIE are referred to collectively in this Additional Statement as "Northern Trust."

      Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $1.68 trillion of assets, including approximately $330.1 billion of assets under discretionary management. As of December 31, 2001, Northern Trust Corporation and its subsidiaries had approximately $39.7 billion in assets, $25 billion in deposits and employed over 9,400 persons.

      Under the Advisory Agreement with the Trust, the Investment Advisers, subject to the general supervision of the Trust's Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each portfolio. The Advisory Agreement with the Trust provides that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Advisers or an affiliate exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. Northern Trust may also obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds and computer hardware necessary to use the product.

      Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

      Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

---------------

* Prior to January 1, 2001, NTI served as investment adviser of the Equity Index, Small Company Index and International Equity Index Portfolios, and TNTC served as investment adviser of all of the other then-existing Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Portfolios that TNTC was then managing, other than the International Growth Portfolio. On May 2, 2001, NTI and NTGIE assumed TNTC's rights and responsibilities as investment adviser of the International Growth Portfolio. On April 1, 2002, NTGIE joined NTI as investment adviser of the Balanced Portfolio.

      The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Portfolios' interests.

      On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which Northern Trust acts as adviser), the Advisory Agreement provides that Northern Trust, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio.

      The Advisory Agreement provides that the Investment Advisers may render similar services to others so long as their services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

      Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) establish and maintain an omnibus account in the name of each Institution; (ii) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (iii) act as the income disbursing agent of the Trust; (iv) answer inquiries from Institutions; (v) provide periodic statements of account to each Institution; (vi) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (vii) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (viii) preserve all records; and (ix) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, the Transfer Agent has also undertaken to perform some or all of the following services: (i) establish and maintain separate accounts in the name of the investors; (ii) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (iii) disburse redemption proceeds; (iv) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (v) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (vi) provide periodic statements of account; (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors;
(x) furnish the Trust with all pertinent Blue Sky information; (xi) perform all required tax withholding; (xii) preserve records; and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

      As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net asset value of the Class A, C and D Shares, respectively, of the Portfolios.

      Under its Custodian Agreement (and in the case of the International Growth Portfolio and International Equity Index Portfolio, its Foreign Custody Agreement) with the Trust, TNTC (i) holds each Portfolio's cash and securities,
(ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve TNTC of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

      As compensation for the services rendered to the Trust by the Custodian with respect to each Portfolio except the International Growth Portfolio and International Equity Index Portfolio, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

      As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Growth Portfolio and International Equity Index Portfolio, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Growth Portfolio and International Equity Index Portfolio, plus (ii) 9/100th of 1% annually of the Portfolios' average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating.

      The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested U.S. dollar cash balances (if any).

      The Advisory Agreement was most recently approved with respect to the Portfolios by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested trustees") on February 8, 2002. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Advisers in connection with the Trustees' consideration of the Advisory Agreements. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Portfolios' contractual advisory fee rates and the reduction of those contractual rates proposed at the meeting; the Portfolios' respective operating expense ratios; and the Investment Advisers' fee waivers and expense reimbursements for the Portfolios. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Portfolios' investment advisory fee structure and the use of fee waivers and breakpoints by other mutual funds; the revenues received by Northern Trust and its affiliates from the Portfolios for their investments advisory services and for other, non-investment advisory services, and their expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Portfolios; and the Portfolios' asset levels and possible economies of scale. The Trustees also considered personnel and resources of the Investment Advisers; the types of services provided to the Portfolios under the Investment Advisory Agreement; and the nature of the Portfolios' institutional investors. After consideration of the Investment Advisers' presentations, the Trustees determined that the Advisory Agreements should be reapproved and continued.

      Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolios until April 30, 2003 and the Custodian Agreement (or, in the case of the International Growth Portfolio and International Equity Index Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 2003 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

      For the fiscal years or periods ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                                2001        2000         1999
                                                ----        ----         ----

Balanced Portfolio                          $  440,570   $  360,298   $  368,178
Equity Index Portfolio                       1,037,740    1,339,155    1,453,598
Diversified Growth Portfolio                   568,240      794,531    1,050,355
Focused Growth Portfolio                     1,915,217    2,030,682    1,315,624
Small Company Index Portfolio                  578,244      524,591      397,251
Small Company Growth Portfolio/1/              296,250      149,191          N/A
Mid Cap Growth Portfolio/2/                    281,555      135,897          N/A
International Equity Index Portfolio           200,294      205,142      126,053
International Growth Portfolio               1,060,830    1,313,506      985,305

  (1) Commenced investment operations on December 1, 1999.
  (2) Commenced investment operations on December 31, 1999.

      For the fiscal years or periods ended November 30 as indicated, the Investment Adviser waived advisory fees as follows:

                                               2001         2000         1999
                                               ----         ----         ----
Balanced Portfolio                          $  264,342   $  216,179   $  220,907
Equity Index Portfolio                       2,075,479    2,678,347    2,907,197
Diversified Growth Portfolio                   258,291      361,151      477,434
Focused Growth Portfolio                       718,206      761,506      493,359
Small Company Index Portfolio                  578,244      524,589      397,250
Small Company Growth Portfolio/1/              111,094       55,947          N/A
Mid Cap Growth Portfolio/2/                    105,583       50,961          N/A
International Equity Index Portfolio           200,294      205,142      126,053
International Growth Portfolio                 265,207      328,377      246,326

  (1) Commenced investment operations on December 1, 1999.
  (2) Commenced investment operations on December 31, 1999.

      For the fiscal years or periods ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                               2001         2000         1999
                                               ----         ----         ----
Balanced Portfolio                          $   10,146   $    8,700   $    9,237
Equity Index Portfolio                         187,294      254,713      274,756
Diversified Growth Portfolio                    10,991       15,229       19,733
Focused Growth Portfolio                        33,454       38,324       26,816
Small Company Index Portfolio                   29,011       26,552       20,843
Small Company Growth Portfolio/1/                3,703        1,865          N/A
Mid Cap Growth Portfolio/2/                      3,990        1,699          N/A
International Equity Index Portfolio             8,028        8,225        5,061
International Growth Portfolio                  13,870       16,418       12,389

  (1) Commenced investment operations on December 1, 1999.
  (2) Commenced investment operations on December 31, 1999.

      For the fiscal years or periods ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Growth Portfolio and International Equity Index Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

                                               2001         2000         1999
                                               ----         ----         ----
Balanced Portfolio                          $    6,572   $   47,027   $   22,972
Equity Index Portfolio                         148,960      251,738      200,973
Diversified Growth Portfolio                    14,019       40,615       31,714
Focused Growth Portfolio                        33,763       52,583       30,486
Small Company Index Portfolio                  209,892      326,369      491,423
Small Company Growth Portfolio/1/               62,580       31,542          N/A
Mid Cap Growth Portfolio/2/                     36,834       29,680          N/A
International Equity Index Portfolio           116,236       97,794       77,124
International Growth Portfolio                 148,409      198,954      135,538

  (1) Commenced investment operations on December 1, 1999.
  (2) Commenced investment operations on December 31, 1999.


      Under a Service Mark License Agreement with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

      To the extent that a Portfolio effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Adviser, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

      During the fiscal year ended November 30, 2001, the Balanced Portfolio acquired and sold securities of Citigroup, Inc., J.P. Morgan Chase Securities & Co., Goldman Sachs Group, Inc., J.P. Morgan Chase Securities & Co., Lehman Brothers, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co., each a regular broker/dealer. At November 30, 2001, the Balanced Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Citigroup, Inc., with an approximate aggregate market value of $1,721,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $221,000, Goldman Sachs Group, Inc., with an approximate aggregate market value of $4,416,000; and Morgan Stanley Dean Witter & Co. with an approximate aggregate market value of $1,039,000.

      During the fiscal year ended November 30, 2001, the Equity Index Portfolio acquired and sold securities of Citigroup, Inc., J.P. Morgan Chase Securities & Co., Lehman Brothers, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co., each a regular broker/dealer. At November 30, 2001,the Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Bank One Corp., with an approximate aggregate market value of $4,019,000; Citigroup, Inc., with an approximate aggregate market value of $22,184,000; J.P. Morgan Chase Securities & Co., with an approximate aggregate market value of $6,895,000; Lehman Brothers Holdings, Inc., with an approximate aggregate market value of $1,502,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $3,872,000; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $5,689,000.

      During the fiscal year ended November 30, 2001, the Diversified Growth Portfolio acquired and sold of Citigroup, Inc., J.P. Morgan Chase Securities & Co., Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co., each a regular broker/dealer. At November 30, 2001, the Diversified Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Citigroup, Inc., with an approximate aggregate market value of $2,658,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $396,000; and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $483,000.

      During the fiscal year ended November 30, 2001, the Focused Growth Portfolio acquired and sold securities of Citigroup, Inc., Goldman Sachs Group, Inc., J.P. Morgan Chase Securities & Co. and Lehman Brothers, Inc., each a regular broker/dealer. At November 30, 2001, the Focused Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Citigroup, Inc., with an approximate aggregate market value of $4,416,000 and Goldman Sachs Group, Inc., with an approximate aggregate market value of $4,416,000.

      During the fiscal year ended November 30, 2001, Small Company Index Portfolio acquired and sold securities of J.P. Morgan Chase Securities & Co., a regular broker/dealer. At November 30, 2001, the Small Company Index Portfolio did not own any securities of its regular broker/dealers or their parents.

      During the fiscal year ended November 30, 2001, the Small Company Growth Portfolios acquired and sold securities of J.P. Morgan Chase Securities & Co., a regular broker/dealer. At November 30, 2001, the Small Company Growth Portfolio did not own any securities of its regular broker/dealers or their parents. At November 30, 2001, the Small Company Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Investment Technology Group, with an approximate aggregate market value of $460,000.

      During the fiscal year ended November 30, 2001, the Mid Cap Growth sold securities of Lehman Brothers, Inc. and J.P. Morgan Chase Securities & Co., each a regular broker/dealer. At November 30, 2001, Mid Cap Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Lehman Brothers, Inc., with an approximate aggregate market value of $463,000.

      During the fiscal year ended November 30, 2001, the International Equity Index Portfolio acquired and sold securities of J.P. Morgan Chase Securities & Co., a regular broker/dealer. At November 30, 2001, the International Equity Index Portfolio did not own any securities of its regular broker/dealers or their parents.

      During the fiscal year ended November 30, 2001, the International Growth Portfolio acquired and sold securities of J.P. Morgan Chase Securities & Co., a regular broker/dealer. At November 30, 2001, the International Growth Portfolio did not own any securities of its regular broker/dealers or their parents.

      For the fiscal years ended November 30 as indicated, each Portfolio paid brokerage commissions as follows. The amount of brokerage commissions paid by a Portfolio may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

                                           Total                Total       Brokerage
Fiscal                                 Brokerage            Amount of     Commissions
Year                        Total    Commissions         Transactions            Paid
Ended                   Brokerage        Paid to             On Which      to Brokers
November 30,          Commissions     Affiliated          Commissions       Providing
2001                         Paid        Brokers                 Paid       Research*
----                         ----        -------                 ----       ---------

Balanced           $    84,852.00             $0   $    70,478,192.04   $   46,611.00
Portfolio

Equity                 292,967.00              0       337,464,477.54       18,299.00
Index
Portfolio

Diversified            223,121.00              0       188,545,091.04      131,004.00
Growth
Portfolio

Focused                857,802.00              0       696,799,250.90      301,779.00
Growth
Portfolio

Small Company          333,939.00              0       266,581,886.86       35,153.00
Index
Portfolio

Small Company          381,086.00              0       275,497,255.38      219,357.00
Growth Portfolio

Mid Cap Growth         225,417.00              0       146,177,599.13      108,732.00
Portfolio

International          154,851.00              0     1,867,371,626.23          111.00
Equity Index
Portfolio

International        3,044,627.00              0    38,241,829,127.02    1,056,088.00
Growth
Portfolio

* The amounts of the transactions involving commissions paid to brokers providing research were $37,345,785.48, $24,269,286.47, $112,007,082.85,
   $262,728,678.90, $37,208,375.32, $140,622,341.14, $65,808,019.32, $93,087.63
   and $3,024,747,395.80 for the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios, respectively.

For the fiscal years ended November 30 as indicated, each Portfolio paid brokerage commissions as follows:

                                           Total           Total       Brokerage
Fiscal                                 Brokerage       Amount of     Commissions
Year                        Total    Commissions    Transactions            Paid
Ended                   Brokerage        Paid to        On Which      to Brokers
November 30,          Commissions     Affiliated     Commissions       Providing
2001                         Paid        Brokers            Paid       Research*
----                         ----        -------            ----       ---------

Balanced                 $ 38,805            $ 0    $ 34,202,334       $ 25,221
Portfolio

Equity                    200,140              0     320,834,583         87,582
Index
Portfolio

Diversified               157,997              0     150,245,325        104,772
Growth
Portfolio

Focused                   413,069              0     373,314,616        252,757
Growth
Portfolio

Small Company             148,466              0     153,259,058         37,126
Index
Portfolio

Small Company              85,983              0      86,183,846         56,735
Growth Portfolio

Mid Cap Growth             67,234              0      65,913,027         41,855
Portfolio

International             103,376              0      87,798,944         98,406
Equity Index
Portfolio

International           1,248,406              0     505,569,279        746,511
Growth
Portfolio

* The amounts of the transactions involving commissions paid to brokers providing research were $19,992,547, $187,525,829, $93,950,114, $218,351,614,
  $41,774,443, $54,491,367, $38,851,268, $84,693,417 and $299,472,811 for the
  Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios, respectively.

                                          Total           Total      Brokerage
Fiscal                                Brokerage       Amount of    Commissions
Year                       Total    Commissions    Transactions           Paid
Ended                  Brokerage        Paid to        On Which     to Brokers
November 30,         Commissions     Affiliated     Commissions      Providing
1999                        Paid       Brokers/1/          Paid      Research/4/
----                        ----       -------             ----      ---------

Balanced                $ 60,846        $ 3,936    $ 49,709,379       $ 54,086
Portfolio                              (6.47%)/2/      (5.35%)/3/


Equity                   162,116              0     362,402,193        130,118
Index
Portfolio

Diversified              266,101         20,628     227,241,917        240,074
Growth                                 (7.75%)/2/     (6.46%)/3/
Portfolio

Focused                  312,416          9,567     249,401,190        252,742
Growth                                 (3.06%)/2/     (2.40%)/3/
Portfolio

Small Company            327,470              0     354,777,500        259,972
Index
Portfolio

International            156,404              0      36,494,860        152,351
Equity Index
Portfolio

International            334,816          8,997     259,424,703        144,240
Growth                                 (2.69%)/2/     (3.12%)/3/
Portfolio

---------------
1 Goldman Sachs and Co., the Trust's distributor prior to May 1, 1999, was the only affiliated broker utilized by the Trust during the fiscal year ending November 30, 1999.
2  Percentage of total commissions paid.
3 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
4 The amounts of the transactions involving commissions paid to brokers providing research were $43,134,455, $300,137,797, $197,120,921,
   $195,324,563, $274,938,914, $33,641,730 and $128,020,612 for the Balanced,
   Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios, respectively.

Portfolio Valuation

      Equity securities traded on U.S. securities exchanges or quoted in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such evaluated prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of investment companies are valued at net asset value. Spot and forward currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Advisers have determined, pursuant to Board authorization, approximates market value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Advisers under the supervision of the Board of Trustees.

      The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Portfolio's official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.


Co-Administrators and Distributor

      Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as Co-Administrators for the Portfolios under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement. PFPC remained a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

      Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each of the International Equity Index and International Growth Portfolios, and 0.10% of the average daily net assets of each other Portfolio. The Co-Administrators are also entitled to additional fees for special legal services. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and 0.10% of each other Portfolio's average daily net assets.

      For the fiscal year ended November 30, 2001, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

Balanced Portfolio                                                    $   88,114
Equity Index Portfolio                                                 1,037,740
Diversified Growth Portfolio                                             103,316
Focused Growth Portfolio                                                 239,402
Small Company Index Portfolio                                            289,121
Small Company Growth Portfolio                                            37,031
Mid Cap Growth Portfolio                                                  35,194
International Equity Index Portfolio                                     120,176
International Growth Portfolio                                           198,906

      Additionally, for the fiscal year ended November 30, 2001, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing the administration fees in the following amounts for the fiscal year ended November 30, 2001:

Balanced Portfolio                                                      $ 88,144
Equity Index Portfolio                                                   383,891
Diversified Growth Portfolio                                              96,529
Focused Growth Portfolio                                                 149,997
Small Company Index Portfolio                                            330,693
Small Company Growth Portfolio                                           152,279
Mid Cap Growth Portfolio                                                 125,412
International Equity Index Portfolio                                     116,031
International Growth Portfolio                                            94,979


      For the fiscal year ended November 30, 2000, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

Balanced Portfolio                                                    $   72,059
Equity Index Portfolio                                                 1,339,155
Diversified Growth Portfolio                                             144,458
Focused Growth Portfolio                                                 253,832
Small Company Index Portfolio                                            262,291
Small Company Growth Portfolio /1/                                        18,649
Mid Cap Growth Portfolio /2/                                              16,987
International Equity Index Portfolio                                     123,087
International Growth Portfolio                                           246,285
(1)   Commenced investment operations on December 1, 1999.
(2)   Commenced investment operations on December 31, 1999.

      Additionally, for the fiscal year ended November 30, 2000, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing the administration fees in the following amounts for the fiscal year ended November 30, 2000:

Balanced Portfolio                                                      $113,450
Equity Index Portfolio                                                   596,786
Diversified Growth Portfolio                                              99,923
Focused Growth Portfolio                                                 118,899
Small Company Index Portfolio                                            388,579
Small Company Growth Portfolio /1/                                       144,242
Mid Cap Growth Portfolio /2/                                             145,209
International Equity Index Portfolio                                      94,422
International Growth Portfolio                                           118,444
(1)   Commenced investment operations on December 1, 1999.
(2)   Commenced investment operations on December 31, 1999.

      For the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Mid Cap Growth and Small Company Growth Portfolios, which did not commence operations during the period) in the amount of:

                                          May 1, 1999 through
                                           November 30, 1999
                                           -----------------
Balanced Portfolio                              $44,254
Equity Index Portfolio                          862,791
Diversified Growth Portfolio                    110,735
Focused Growth Portfolio                        101,915
Small Company Index Portfolio                   115,702
International Equity Index Portfolio             46,855
International Growth Portfolio                  114,770

      Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio (except for the Mid Cap Growth and Small Company Growth Portfolios, which did not commence operations during the period) for its expenses reducing the administration fees in the following amounts:

                                          May 1, 1999 through
                                           November 30, 1999
                                           -----------------
Balanced Portfolio                              $35,435
Equity Index Portfolio                          255,730
Diversified Growth Portfolio                     48,664
Focused Growth Portfolio                         44,091
Small Company Index Portfolio                   325,512
International Equity Index Portfolio             36,849
International Growth Portfolio                   26,024

      Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect. For the period indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:

                                           December 1, 1998
                                                through
                                            April 30, 1999
                                            --------------
Balanced Portfolio                              $29,381
Equity Index Portfolio                          590,794
Diversified Growth Portfolio                     80,237
Focused Growth Portfolio                         62,536
Small Company Index Portfolio                    82,921
International Equity Index Portfolio             28,777
International Growth Portfolio                   69,975

      In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers pursuant to this agreement during the fiscal year ended November 30, 1999.

      Goldman Sachs had also agreed each year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceeded on an annualized basis 0.25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and 0.10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking was contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the period ended April 30, 1999 as indicated was to reduce the expenses of each Portfolio by:

                                       December 1, 1998 through
                                       ------------------------
                                            April 30, 1999
                                            --------------

Balanced Portfolio                              $25,110
Equity Index Portfolio                          194,185
Diversified Growth Portfolio                     33,095
Focused Growth Portfolio                         28,925
Small Company Index Portfolio                   217,923
International Equity Index Portfolio             31,559
International Growth Portfolio                   30,874

      Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2003, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

      The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC, ("NFD") as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a co-administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"), an independently owned and operated broker-dealer. Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors.. Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

      The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD's, or NFD's breach of confidentiality.

      Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

Shareholder Servicing Plan

      As stated in the Portfolios' Prospectus, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than 0.15% and 0.25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:
                                          2001     2000      1999
                                          ----     ----      ----

Balanced Portfolio
      Class C                           $1,340   $ 1,363   $1,895
      Class D                              947     1,210    1,301
Equity Index Portfolio
      Class C                           52,649   165,996   167,443
      Class D                           21,176    37,872   51,644
Diversified Growth Portfolio
      Class D                            1,176     1,401    1,129
Focused Growth Portfolio
      Class C                           14,405    19,966   15,098
      Class D                            1,553     1,721    2,340
Small Company Index Portfolio
      Class C /1/                          N/A       N/A      284
      Class D                              177       581    1,427
Small Company Growth Portfolio
      Class C /2/                          N/A       N/A      N/A
      Class D /2/                          N/A       N/A      N/A
Mid Cap Growth Portfolio
      Class C /3/                          491       N/A      N/A
      Class D /4/                          314       N/A      N/A
International Equity Index Portfolio
      Class D                               29        36       32
International Growth Portfolio
      Class D /5/                        1,088       N/A      128

1 Shares were issued on January 8, 1998. From June 20, 1999 through the date of this Additional Statement, no Class C shares were held by shareholders.
2  Class C and Class D shares had not yet been issued
3  Class C shares were issued on April 4, 2001.
4  Class D shares were issued on January 29, 2001.
5 No shares were outstanding for Class D for the period August 23, 1999 through June 14, 2001.


      Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (i) establishing and maintaining separate account records of Customers or other investors; (ii) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (iii) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (iv) issuing confirmations to Customers or other investors in accordance with applicable law; (v) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (vi) processing dividend payments on behalf of Customers or other investors; (vii) providing information periodically to Customers or other investors showing their positions in shares; (viii) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents; (ix) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (x) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors;
(xi) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (xii) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (xiii) maintaining appropriate management reporting and statistical information; (xiv) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (xv) developing and monitoring investment programs; and (xvi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

      The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan"), which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

      The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

      Drinker Biddle & Reath, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

      Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

      Payment for shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

      The additional transaction fee described in the Prospectus with respect to the Small Company Index Portfolio and the International Equity Index Portfolio does not apply to in-kind purchases of shares that are structured to minimize the related brokerage, market impact costs and other transaction costs to such Portfolios as described in the Prospectus.

      Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

                             PERFORMANCE INFORMATION

      The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, S&P 500 Index(R), S&P/Barra Growth Index, the Mid Cap 400 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the EAFE Index or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

      The Portfolios calculate their total returns for each class of shares separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

      Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                       n
                               P(1 + T)  = ERV
Where:     P =   hypothetical initial payment of $1,000;
           T =   average annual total return;
           n =   period covered by the computation, expressed in terms of years;
                 and

           ERV = ending redeemable value at the end of the 1-, 5-, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year (or other) period;

      Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

      Each Portfolio that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                                       n
                               P(1 + T)  = ATV
                                              D
Where:      P =    a hypothetical initial payment of $1, 000
            T =    average annual total return (after taxes on distributions)
            n=     number of years
            ATV  = ending value of a hypothetical $1,000 payment made at the
               D   beginning of the 1-, 5-, or 10 year periods at the end of the
                   1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

      Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

      Each Portfolio that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                                     n
                               P(1+T)  = ATV
                                            DR
Where:      P =     a hypothetical initial payment of $1,000
            T =     average annual total return (after taxes on distributions
                    and redemption)
            n =     number of years
            ATV   = ending value of a hypothetical $1,000 payment made at the
               DR   beginning of the 1-, 5-, or 10-year periods at the end of
                    the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions and redemption.

       Average annual total return (after taxes) on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).

      Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = [(ERV/P)]-1

      The Small Company Index and International Equity Index Portfolios may advertise total return data without reflecting the 0.50% and 1.00% portfolio transaction fee in accordance with the rules of the SEC. Quotations which do not reflect the fee will, of course, be higher than quotations which do.

      The calculations set forth below are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (ii) all recurring fees charged to all shareholder accounts are included, and (iii) the portfolio transaction fee is taken into account for purchases of shares of the Small Company Index Portfolio and the International Equity Index Portfolio. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Total return calculations excluding the transaction fee are also provided for the Small Company Index Portfolio and the International Equity Index Portfolio.

      The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions, and aggregate total returns shown below for the Diversified Growth, Equity Index, Small Company Index and International Growth Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern Trust for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions, and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

      Following commencement of operations of the Portfolios, the Portfolios' prior administrator (Goldman Sachs), prior co-administrator (TNTC) or current co-administrators (NTI and PFPC) reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of its administration fees for each Portfolio pursuant to the undertaking described above under "Additional Trust Information --Co-Administrators and Distributor" and "Investment Adviser, Transfer Agent and Custodian," and the Portfolios' Investment Adviser waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                       For Periods Ended November 30, 2001

                                 Average Annual Total Returns (%)          Aggregate Total Returns (%)
                              -------------------------------------   -------------------------------------
                                           5       10       Since                  5       10       Since
                              1 Year     Years    Years   Inception   1 Year     Years    Years   Inception
                              ------     -----    -----   ---------   ------     -----    -----   ---------

Diversified Growth/1/
Class A
  with fee waivers and
  expense reimbursements      (16.52)    10.51     10.94      --      (16.52)    64.83    182.51     --

  without fee waivers and
  expense reimbursements      (16.86)    10.19     10.49      --      (16.86)    63.22    178.01     --

Class D
  with fee waivers and
  expense reimbursements      (16.69)    10.11     10.66      --      (16.69)    61.87    175.37     --

  without fee waivers and
  expense reimbursements      (17.03)     9.79     10.21      --      (17.03)    60.26    170.87     --

Focused Growth/2/
Class A
  with fee waivers and
  expense reimbursements      (20.92)    11.10      --      11.54     (20.92)    69.29      --     150.72

  without fee waivers and
  expense reimbursements      (21.28)    10.73      --      11.07     (21.28)    67.45      --     146.76
Class C
  with fee waivers and
  expense reimbursements      (21.11)    10.84      --      11.37     (21.11)    67.27      --     147.54

  without fee waivers and
  expense reimbursements      (21.47)    10.47      --      10.90     (21.47)    65.43      --     143.58

Class D
  with fee waivers and
  expense reimbursements      (21.18)    10.69      --      11.19     (21.18)    66.19      --     144.21

  without fee waivers and
  expense reimbursements      (21.54)    10.32      --      10.72     (21.54)    64.35      --     140.25

                               Average Annual Total Returns-After     Average Annual Total Returns-After
                                     Taxes on Distributions         Taxes on Distributions and Redemptions
                               ----------------------------------   --------------------------------------
                                           5      10      Since                 5       10         Since
                               1 Year    Years   Years  Inception   1 Year    Years    Years     Inception
                               ------    -----   -----  ---------   ------    -----    -----     ---------

Diversified Growth/1/
Class A
  with fee waivers and
  expense reimbursements       (24.82)    5.29    8.11     --       (2.83)    8.30     9.07         --

  without fee waivers and
  expense reimbursements       (25.16)    4.97    7.66     --       (3.17)    7.98     8.62         --

Class D
  with fee waivers and
  expense reimbursements       (25.14)    4.90    7.83     --       (2.77)    8.03     8.85         --

  without fee waivers and
  expense reimbursements       (25.48)    4.58    7.38     --       (3.11)    7.71     8.40         --

Focused Growth/2/
Class A
  with fee waivers and
  expense reimbursements       (22.35)    7.54    --      9.31     (10.69)    8.33    --           9.18

  without fee waivers and
  expense reimbursements       (22.71)    7.17    --      8.84     (11.05)    7.96    --           8.71
Class C
  with fee waivers and
  expense reimbursements       (22.55)    7.29    --      9.15     (10.79)    8.14    --           9.05

  without fee waivers and
  expense reimbursements       (22.91)    6.92    --      8.68     (11.15)    7.77    --           8.58

Class D
  with fee waivers and
  expense reimbursements       (22.64)    7.12    --      8.95     (10.79)    8.02    --           8.89

  without fee waivers and
  expense reimbursements       (23.00)    6.75    --      8.48     (11.15)    7.65    --           8.42

                       For Periods Ended November 30, 2001

                                 Average Annual Total Returns (%)          Aggregate Total Returns (%)
                              -------------------------------------   -------------------------------------
                                           5       10       Since                  5       10       Since
                              1 Year     Years    Years   Inception   1 Year     Years    Years   Inception
                              ------     -----    -----   ---------   ------     -----    -----   ---------

Equity Index/3/
Class A
  with fee waivers and
  expense reimbursements      (12.19)    9.78      13.77      --      (12.19)    59.41    263.26     --

  without fee waivers and
  expense reimbursements      (12.43)    9.54      13.45      --      (12.43)    58.21    260.10     --

Class C
  with fee waivers and
  expense reimbursements      (12.43)    9.51      13.60      --      (12.43)    57.49    258.05     --

  without fee waivers and
  expense reimbursements      (12.67)    9.27      13.28      --      (12.67)    56.29    254.89     --

Class D
  with fee waivers and
  expense reimbursements      (12.36)    9.41      13.51      --      (12.36)    56.77    255.19     --

  without fee waivers and
  expense reimbursements      (12.60)    9.17      13.19      --      (12.60)    55.57    252.03     --

                               Average Annual Total Returns-After     Average Annual Total Returns-After
                                     Taxes on Distributions         Taxes on Distributions and Redemptions
                               ----------------------------------   --------------------------------------
                                           5      10      Since                 5       10         Since
                               1 Year    Years   Years  Inception   1 Year    Years    Years     Inception
                               ------    -----   -----  ---------   ------    -----    -----     ---------

Equity Index/3/
Class A
  with fee waivers and
  expense reimbursements      (15.54)     7.11    11.81    --       (3.97)    7.78     11.35        --

  without fee waivers and
  expense reimbursements      (15.78)     6.87    11.49    --       (4.21)    7.54     11.03        --

Class C
  with fee waivers and
  expense reimbursements      (15.71)     5.47    10.93    --       (4.11)    6.24     10.48        --

  without fee waivers and
  expense reimbursements      (15.95)     5.23    10.61    --       (4.35)    6.00     10.16        --

Class D
  with fee waivers and
  expense reimbursements      (15.60)     6.88    11.64    --       (4.06)    7.55     11.18        --

  without fee waivers and
  expense reimbursements      (15.84)     6.64    11.32    --       (4.30)    7.31     10.86        --

                       For Periods Ended November 30, 2001


                                 Average Annual Total Returns (%)          Aggregate Total Returns (%)
                              -------------------------------------   -------------------------------------
                                           5       10       Since                  5       10       Since
                              1 Year     Years    Years   Inception   1 Year     Years    Years   Inception
                              ------     -----    -----   ---------   ------     -----    -----   ---------

Small Company Index/4/
Class A
  with fee waivers and
  expense reimbursements
  and portfolio
  transaction fee             4.21       6.27      11.05      --      4.21       35.54    185.23     --

  with fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee             4.76       6.38      11.11      --      4.76       36.22    186.67     --

  without fee waivers and
  expense reimbursements
  and portfolio
  transaction fee             3.89       5.88      10.55      --      3.89       33.61    180.28     --

  without fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee             4.44       5.99      10.61      --      4.44       34.29    181.72     --

Class C/8/
  with fee waivers and
  expense reimbursements
  and portfolio
  transaction fee                        See footnote 8                          See footnote 8

  with fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee                        See footnote 8                          See footnote 8

  without fee waivers and
  expense reimbursements
  and portfolio
  transaction fee                        See footnote 8                          See footnote 8

  without fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee                        See footnote 8                          See footnote 8

                              Average Annual Total Returns-After     Average Annual Total Returns-After
                                    Taxes on Distributions         Taxes on Distributions and Redemptions
                              ----------------------------------   --------------------------------------
                                          5      10      Since                 5       10         Since
                              1 Year    Years   Years  Inception   1 Year    Years    Years     Inception
                              ------    -----   -----  ---------   ------    -----    -----     ---------

Small Company Index/4/
Class A
  with fee waivers and
  expense reimbursements
  and portfolio
  transaction fee             (0.24)     2.66    8.51     --       3.83      3.80     8.35         --

  with fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee              0.28      2.76    8.57     --       4.17      3.89     8.40         --

  without fee waivers and
  expense reimbursements
  and portfolio
  transaction fee             (0.56)     2.27    8.01     --       3.51      3.41     7.85         --

  without fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee             (0.04)     2.37    8.07     --       3.85      3.50     7.92         --

Class C/8/
  with fee waivers and
  expense reimbursements
  and portfolio
  transaction fee                        See footnote 8                      See footnote 8

  with fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee                        See footnote 8                      See footnote 8

  without fee waivers and
  expense reimbursements
  and portfolio
  transaction fee                        See footnote 8                      See footnote 8

  without fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee                        See footnote 8                      See footnote 8


Class D
  with fee waivers and
  expense reimbursements
  and portfolio
  transaction fee             3.62       5.67      10.73      --      3.62       31.76    177.01     --

  with fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee             4.18       5.78      10.78      --      4.18       32.42    178.41     --

  without fee waivers and
  expense reimbursements
  and portfolio
  transaction fee             3.30       5.28      10.23      --      3.30       29.83    172.06     --

  without fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee             3.86       5.39      10.28      --      3.86       30.49    173.46     --


Class D
  with fee waivers and
  expense reimbursements
  and portfolio
  transaction fee             (0.58)     2.19    8.25     --       3.51      3.40     8.12         --

  with fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee             (0.04)     2.29    8.31     --       3.86      3.48     8.17         --

  without fee waivers and
  expense reimbursements
  and portfolio
  transaction fee             (0.90)     1.80    7.75     --       3.19      3.01     7.62         --

  without fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee             (0.36)     1.90    7.81     --       3.54      3.09     7.67         --

                      For Periods Ended November 30, 2001

                                 Average Annual Total Returns (%)          Aggregate Total Returns (%)
                              -------------------------------------   -------------------------------------
                                           5       10       Since                  5       10       Since
                              1 Year     Years    Years   Inception   1 Year     Years    Years   Inception
                              ------     -----    -----   ---------   ------     -----    -----   ---------

International Growth/5/
Class A
  with fee waivers and
  expense reimbursements      (23.51)    3.64      6.41       --      (23.51)    19.60    86.05        --

  without fee waivers and
  expense reimbursements      (23.78)    3.37      5.86       --      (23.78)    18.25    80.52        --

Class D
  with fee waivers and
  expense reimbursements      (23.61)    3.64      6.31       --      (23.61)    19.57    84.41        --

  without fee waivers and
  expense reimbursements      (23.88)    3.37      5.76       --      (23.88)    18.22    78.88        --

Balanced/6/
Class A
  with fee waivers and
  expense reimbursements      (4.11)     9.31       --       9.23      (4.11)    56.04      --       110.17

  without fee waivers and
  expense reimbursements      (4.51)     8.88       --       8.67      (4.51)    53.87      --       105.43

Class C
  with fee waivers and
  expense reimbursements      (4.33)     9.07       --       9.06      (4.33)    54.38      --       107.43

  without fee waivers and
  expense reimbursements      (4.73)     8.64       --       8.50      (4.73)    52.21      --       102.69

Class D
  with fee waivers and
  expense reimbursements      (4.44)     8.89       --       8.94      (4.44)    53.11      --       105.60

  without fee waivers and
  expense reimbursements      (4.84)     8.46       --       8.38      (4.84)    50.94      --       100.86

                               Average Annual Total Returns-After     Average Annual Total Returns-After
                                     Taxes on Distributions         Taxes on Distributions and Redemptions
                               ----------------------------------   --------------------------------------
                                           5      10      Since                 5       10         Since
                               1 Year    Years   Years  Inception   1 Year    Years    Years     Inception
                               ------    -----   -----  ---------   ------    -----    -----     ---------

International Growth/5/
Class A
  with fee waivers and
  expense reimbursements      (27.39)      0.00   4.39      --      (12.49)   1.95     4.75         --

  without fee waivers and
  expense reimbursements      (27.66)     (0.27)  3.84      --      (12.76)   1.68     4.20         --

Class D
  with fee waivers and
  expense reimbursements      (27.49)      0.05   4.33      --      (12.55)   1.97     4.68         --

  without fee waivers and
  expense reimbursements      (27.76)     (0.22)  3.78      --      (12.82)   1.70     4.13         --

Balanced/6/
Class A
  with fee waivers and
  expense reimbursements      (6.95)       6.53    --      7.09     (1.26)    6.85      --          6.93

  without fee waivers and
  expense reimbursements      (7.35)       6.10    --      6.53     (1.66)    6.42      --          6.37

Class C
  with fee waivers and
  expense reimbursements      (7.08)       6.39    --      6.99     (1.39)    6.71      --          6.83

  without fee waivers and
  expense reimbursements      (7.48)       5.96    --      6.43     (1.79)    6.28      --          6.27

Class D
  with fee waivers and
  expense reimbursements     (7.15)       6.25     --      6.89     (1.45)    6.58      --          6.74

  without fee waivers and
  expense reimbursements     (7.55)       5.82     --      6.33     (1.85)    6.15      --          6.18

                       For Periods Ended November 30, 2001



                                 Average Annual Total Returns (%)          Aggregate Total Returns (%)
                              -------------------------------------   -------------------------------------
                                           5       10       Since                  5       10       Since
                              1 Year     Years    Years   Inception   1 Year     Years    Years   Inception
                              ------     -----    -----   ---------   ------     -----    -----   ---------

International Equity Index/7/
Class A
  with fee waivers and
  expense reimbursements
  and portfolio
  transaction fee             (19.94)    --        --         1.22    (19.94)    --       --         5.82

  with fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee             (19.10)    --        --         1.44    (19.10)    --       --         6.88

  without fee waivers and
  expense reimbursements
  and portfolio
  transaction fee             (20.33)    --        --         0.79    (20.33)    --       --         3.80

  without fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee             (19.49)    --        --         1.01    (19.49)    --       --         4.86

Class D
  with fee waivers and
  expense reimbursements
  and portfolio
  transaction fee             (20.79)    --        --         0.57    (20.79)    --       --         2.70

  with fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee             (20.01)    --        --         0.79    (20.01)    --       --         3.73

  without fee waivers and
  expense reimbursements
  and portfolio
  transaction fee             (21.18)    --        --         0.14    (21.18)    --       --         0.68

  without fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee             (20.40)    --        --         0.36    (20.40)    --       --         1.71

                               Average Annual Total Returns-After     Average Annual Total Returns-After
                                     Taxes on Distributions         Taxes on Distributions and Redemptions
                               ----------------------------------   --------------------------------------
                                           5      10      Since                 5       10         Since
                               1 Year    Years   Years  Inception   1 Year    Years    Years     Inception
                               ------    -----   -----  ---------   ------    -----    -----     ---------

International Equity Index/7/
Class A
  with fee waivers and
  expense reimbursements
  and portfolio
  transaction fee              (20.50)    --      --        0.25    (11.81)   --       --            0.89

  with fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee              (19.66)    --      --        0.47    (11.29)   --       --            1.07

  without fee waivers and
  expense reimbursements
  and portfolio
  transaction fee              (20.89)    --      --       (0.18)   (12.20)   --       --            0.46

  without fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee              (20.05)    --      --        0.04    (11.68)   --       --            0.64

Class D
  with fee waivers and
  expense reimbursements
  and portfolio
  transaction fee              (21.22)    --      --       (0.32)   (12.33)   --       --            0.41

  with fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee              (20.44)    --      --       (0.11)   (11.86)   --       --            0.59

  without fee waivers and
  expense reimbursements
  and portfolio
  transaction fee              (21.61)    --      --       (0.75)   (12.72)   --       --           (0.02)

  without fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee              (20.83)    --      --       (0.54)   (12.25)   --       --            0.16

                       For Periods Ended November 30, 2001


                                 Average Annual Total Returns (%)          Aggregate Total Returns (%)
                              -------------------------------------   -------------------------------------
                                           5       10       Since                  5       10       Since
                              1 Year     Years    Years   Inception   1 Year     Years    Years   Inception
                              ------     -----    -----   ---------   ------     -----    -----   ---------

Small Company Growth/9/
Class A
  with fee waivers and
  expense reimbursements      (20.28)      --      --       (13.34)   (20.28)    --        --        (24.90)

  without fee waivers and
  expense reimbursements      (20.99)      --      --       (14.23)   (20.99)    --        --        (26.68)

Class C
  with fee waivers and
  expense reimbursements                  See footnote 9                         See footnote 9

  without fee waivers and
  expense reimbursements                  See footnote 9                         See footnote 9

Class D
  with fee waivers and
  expense reimbursements                  See footnote 9                         See footnote 9

  without fee waivers and
  expense reimbursements                  See footnote 9                         See footnote 9

Mid Cap Growth/10/
Class A
  with fee waivers and
  expense reimbursements      (13.26)      --      --        (5.57)   (13.26)    --        --        (10.40)

  without fee waivers and
  expense reimbursements      (13.91)      --      --        (6.51)   (13.91)    --        --        (12.20)

Class C
  with fee waivers and
  expense reimbursements      (13.46)      --      --        (5.68)   (13.46)    --        --        (10.60)

  without fee waivers and
  expense reimbursements      (14.11)      --      --        (6.62)   (14.11)    --        --        (12.40)

Class D
  with fee waivers and
  expense reimbursements      (13.55)      --      --        (5.73)   (13.55)    --        --        (10.70)

  without fee waivers and
  expense reimbursements      (14.20)      --      --        (6.67)   (14.20)    --        --        (12.50)

                               Average Annual Total Returns-After     Average Annual Total Returns-After
                                     Taxes on Distributions         Taxes on Distributions and Redemptions
                               ----------------------------------   --------------------------------------
                                           5      10      Since                 5       10         Since
                               1 Year    Years   Years  Inception   1 Year    Years    Years     Inception
                               ------    -----   -----  ---------   ------    -----    -----     ---------

Small Company Growth/9/
Class A
    with fee waivers and
    expense reimbursements     (20.28)      --     --      (13.34)  (12.35)   --       --         (10.51)

    without fee waivers and
    expense reimbursements     (20.99)      --     --      (14.23)  (13.06)   --       --         (11.40)

Class C
    with fee waivers and
    expense reimbursements                See footnote 9                      See footnote 9

    without fee waivers and
    expense reimbursements                See footnote 9                      See footnote 9

Class D
    with fee waivers and
    expense reimbursements                See footnote 9                      See footnote 9

    without fee waivers and
    expense reimbursements                See footnote 9                      See footnote 9

Mid Cap Growth/10/
Class A
    with fee waivers and
    expense reimbursements     (13.26)     --      --      (5.57)   (8.08)    --       --         (4.43)

    without fee waivers and
    expense reimbursements     (13.91)     --      --      (6.51)   (8.73)    --       --         (5.37)

Class C
    with fee waivers and
    expense reimbursements     (13.46)     --      --      (5.68)   (8.20)    --       --         (4.52)

    without fee waivers and
    expense reimbursements     (14.11)     --      --      (6.62)   (8.85)    --       --         (5.46)

Class D
    with fee waivers and
    expense reimbursements     (13.55)     --      --      (5.73)   (8.25)    --       --         (4.56)

    without fee waivers and
    expense reimbursements     (14.20)     --      --      (6.67)   (8.90)    --       --         (5.50)

1. For Class A and D Shares of the Diversified Growth Portfolio, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund adjusted to reflect the higher fees and expenses applicable to Class A shares. For Class D Shares, performance information from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class C and Class D Shares of the Focused Growth Portfolio, performance from July 1, 1993 to June 14, 1996 (commencement of Class C Shares) and December 8, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher expenses been taken into account.

3. For Class A, C and D Shares of the Equity Index Portfolio, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund adjusted to reflect the higher fees and expenses applicable to Class A shares. For Class C and D Shares, performance information from January 11, 1993 to September 28, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class A and D Shares of the Small Company Index Portfolio, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund adjusted to reflect the higher fees and expenses applicable to Class A shares. For Class D Shares, performance information from January 11, 1993 to December 8, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund was managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

5. For Class A and Class D shares of the International Growth Portfolio, performance data prior to March 28, 1994 (commencement of Portfolio) is that of a predecessor collective fund. For Class D shares, performance data from March 28, 1994 to November 16, 1994 (commencement of Class D shares) and from August 23, 1999 to June 14, 2001 is that of Class A shares. Because the fees and expenses of Class D shares are 0.39% higher than those of Class A shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

6. For Class C and Class D Shares of the Balanced Portfolio, performance from July 1, 1993 to December 29, 1995 (commencement of Class C Shares) and February 20, 1996 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

7. For Class D Shares of the International Equity Index Portfolio, performance from April 1, 1997 to October 5, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on April 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

8. From June 30, 1999 to the date of the Additional Statement, no Class C shares of the Small Company Index Portfolio were held by shareholders. Class C shares of the Small Company Index Portfolio will have substantially similar annual returns when compared with Class A shares of the Small Company Index Portfolio because shares of both Class A and Class C are invested in the same portfolio of securities. The annual returns of Class A and Class C shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

9. As of the date of the Additional Statement, Class C and Class D shares of the Small Company Growth Portfolio had not yet been issued. The inception date of the Small Company Growth Portfolio was December 1, 1999.

10. For Class C and D shares of the Mid Cap Growth Portfolio, performance from December 31, 1999 to April 4, 2001 (commencement of Class C shares) and January 29, 2001 (commencement of Class D shares) respectively, is that of Class A shares. Class A shares commenced operations on December 31, 1999. Because of the fees and expenses of Class C and Class D shares are 0.24% and 0.39% respectively, higher than those of Class A shares, actual performance would have been lower had such higher fees and expenses been taken into account.

      The yield of a class of shares in the Balanced Portfolio is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

      The Balanced Portfolio calculates its 30-day (or one month) standard yield for a class of shares in accordance with the method prescribed by the SEC for mutual funds:

                                                 6
                         Yield = 2[{(a-b/cd) + 1}  - 1]

Where:       a = dividends and interest earned during the period;

             b = expenses accrued for the period (net of reimbursements);

             c = average daily number of shares outstanding during the period entitled to receive dividends; and

             d = net asset value per share on the last day of the period.

      For the 30-day period ended November 30, 2001, the annualized yields for the Class A, Class C and Class D Shares of the Balanced Portfolio were 2.29%, 2.05% and 1.90%, respectively. During such period, the Co-Administrators reimbursed expenses to the Portfolio and voluntarily agreed to reduce a portion of their co-administration fees under "Additional Trust Information - Co-Administrators and Distributor," and Northern Trust waived a portion of its investment advisory fees with respect to the Portfolio. In the absence of such advisory and co-administration fee reductions and expense reimbursements, the 30-day yield for Class A, Class C and Class D Shares would have been 1.89%, 1.65% and 1.50%, respectively.

Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

      The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Portfolio will not be included in calculations of performance information.

                                      TAXES

      The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

      The discussions of tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal - General Information

      Each Portfolio intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Portfolio is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

      In addition to satisfaction of the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

      In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must generally consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

      In the case of corporate shareholders, distributions of a Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" from domestic corporations received by the Portfolio for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, and potentially International Growth Portfolios, may constitute "qualifying dividends." The other Portfolios, however, are not expected to pay qualifying dividends.

      If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income to the extent of such Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

      The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

      Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

      For federal income tax purposes, each portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. As of November 30, 2001, the following Portfolios had capital loss carry forwards approximating the amount indicated for federal tax purposes, expiring in the year indicated:
International Growth Portfolio, $48,629,000 (expires 2009); Small Company Growth Portfolio, $3,066,000 and $19,157,000 (expire 2008 and 2009 respectively); Small Company Index Portfolio, $6,768,000 (expires 2009); Mid Cap Growth Portfolio, $2,599,000 and $11,386,000 (expire 2008 and 2009 respectively); Focused Growth Portfolio, $50,103,000 (expires 2009); Diversified Growth Portfolio, $3,110,000 (expires 2009); and Balanced Portfolio, $1,467,000 (expires 2009). These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

      The Trust will be required in certain cases to withhold and remit to the U.S. Treasury federal income tax at a specified rate (30% for 2002 and 2003) from dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."


Taxation of Certain Financial Instruments

      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

      In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

Foreign Investors

      Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

                              DESCRIPTION OF SHARES

      The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios, nine of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's non-money market portfolios: Class A, C and D Shares.

      Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account -- Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

      The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

      Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders.

Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

      The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

      The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.
      The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

      The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

      Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

      The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

      The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

      In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

      The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

      As of March 1, 2002, substantially all of the Portfolios' outstanding shares were held of record by Northern Trust for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March 1, 2002:

BALANCED PORTFOLIO


                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         NORTHERN TRUST TIP BALANCED DV        2,191,217.13         25%
         SEALED AIR CORP-CASH ACCOUNT          1,724,174.10         20%
         ILLINOIS POWER-CENTRAL HUDSON         1,441,323.61         16%
         ENERGIZER CHARITABLE TRUST              807,876.63          9%
         LUMC-NORTHERN BALANCED FD               622,927.57          7%

Class C
-------
         KITCH - BALANCED-DV                      78,391.77         99%

Class D
-------
         FIRST NATL BANK LA GRANGE /CBA           20,368.60         92%
--------------------------------------------------------------------------------

DIVERSIFIED GROWTH PORTFOLIO
                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         NORTHERN TRUST-PENSION GENERAL         3,007,956.18        25%
         SEIKO CORP - NORTHERN                  1,201,213.76        10%
         A. FINKL & SONS PENSION SAL              813,066.07         7%
         FANSTEEL PENSION                         746,499.58         6%
         AMERICAN METER PENSION                   693,183.60         6%

Class D
-------
         FIRST NATL BANK LA GRANGE /CBA            57,303.51        93%
         ALASKA USA TRUST                           3,113.98         5%
--------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO
                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         NORTHERN TRUST TIP EQT INDX DV       10,473,833.22         18%
         ARMY/AIR FORCE - NORTHERN             3,820,039.06          7%
         MEADOWS FDN - TNT S&P INDEX FD        3,466,199.03          6%
         PILKINGTON EQUITY INDEX FD -DV        2,981,749.17          5%

Class C
-------
         AMA 401K-EQUITY INDEX      -DV        1,649,083.44         37%
         WILSON SP GOODS-EQUITY INDX-DV        1,113,679.82         25%
         U.S. SILICA - BMK EQTY IDX -DV          737,110.74         16%
         CHSD/TNT INDEX FD LT                    546,783.90         12%
         CLARK-SCHWEBEL-TNT INSTL EQ-DV          410,781.94          9%

Class D
-------
         UNITED BK & TR-TECUMSEH                  46,167.08         13%
         DOWNERS GROVE NATL BK                    30,053.34          8%
         FIRST NATL BANK LA GRANGE /CBA           27,329.23          8%
--------------------------------------------------------------------------------

FOCUSED GROWTH PORTFOLIO
                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         NORTHERN TRUST TIP FOCUSED DV          6,338,761.85        33%
         ADVPCS-N INST FOCUSED GROWTH           1,728,425.28         9%
         NORTHERN TRUST-PENSION GENERAL         1,390,455.33         7%
         TASR CO.                               1,002,669.14         5%

Class C
-------
         KITCH - PROFIT SHARING-DV                542,740.56        74%
         KITCH - FOCUSED GROWTH-DV                176,885.73        24%

Class D
-------
         FIRST NATL BANK LA GRANGE /CBA            33,585.11        67%
         DOWNERS GROVE NATL BK                      6,026.66        12%
         ALASKA USA TRUST/CMCC                      4,247.55         8%
         ALASKA USA TRUST                           3,056.57         6%
--------------------------------------------------------------------------------

MID CAP GROWTH PORTFOLIO
                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         MASONIC HEALTH-NTGI                      400,399.77        10%
         NEWBERRY LIBRARY ENDOW.- NTGI            331,974.37         9%
         HERGET NATIONAL BANK      -CC            229,386.10         6%
         SISTERS OF THE PRE BLD FD A-D-           216,189.12         6%

Class C
-------
         AUTOLIV ASP, INC. MID CAP GRTH           108,061.94       100%

Class D
-------
         HOME STATE BANK                           13,888.32        92%
         DOWNERS GROVE NATL BK                      1,225.00         8%
--------------------------------------------------------------------------------

SMALL COMPANY GROWTH PORTFOLIO
                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         NORTHERN TRUST TIP SML CAP DV          1,398,556.49        27%
         MIDWAY NATL BANK (REM CO)                780,351.45        15%
         MASONIC HEALTH-NTGI                      443,032.33         9%
         NEWBERRY LIBRARY ENDOW.- NTGI            377,611.84         7%
--------------------------------------------------------------------------------

SMALL COMPANY INDEX PORTFOLIO
                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         PWC-TNT SMALL COMPANY FD-DV            3,426,707.59         16%
         GEN DYN SSIP-TNT SMALL CAP-DV          2,143,367.76         10%
         LIFEPOINT-SMALL CO INDEX A-DV          1,631,803.03          8%
         SUNTRUST BANK                          1,413,715.30          7%
         AUTOLIV ASP INC. SML C. MST-DV         1,165,654.76          6%
         NESTLE' - NTGI RUSSELL 2000-DV         1,050,531.00          5%

Class D
-------
         GREAT PLAINS TRUST COMPANY                 6,148.40         97%
---------------------------------------------------------------------------

INTERNATIONAL EQUITY INDEX PORTFOLIO
                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         MOTOROLA-INT'L EQUITY FD-DV            3,770,091.80        37%
         NORTHERN TRUST-PENSION GENERAL         2,036,949.32        20%
         NORTHERN TRUST TIP INTL EQ DV          1,248,928.55        12%
         LIFEPOINT-INT'L EQ INDEX A-DV            763,494.30         7%
         MOTOROLA-GEN'L INSTRMNT CRP TR           713,722.38         7%

Class D
-------
         PEOPLES NATIONAL BANK & TRUST              1,169.31        98%
--------------------------------------------------------------------------

INTERNATIONAL GROWTH PORTFOLIO
                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         NORTHERN TRUST-PENSION GENERAL         2,522,858.65        14%
         DOE RUN RESOURCES - TNT MGMT           1,035,260.59         6%
         NORTHWESTERN MEDICAL STRATEGIC           944,779.62         5%
         GLOBAL INDUSTRIAL TECH-TNT MGT           930,401.00         5%
         THOREK HOSPITAL - TNT INTL.              913,443.37         5%

Class D
-------
         GLENS FALLS NATIONAL BANK                299,310.91        98%
--------------------------------------------------------------------------------


                                OTHER INFORMATION

      The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern Trust and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

      The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

      Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

      The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Trust's Semiannual Report and the Annual Report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                   APPENDIX A
                                   ----------


Short-Term Issue Credit
-----------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. . Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.


      Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

      Plus (+) OR Minus (-) - may be appended to a rating other than "F1" to denote relative status within the major rating categories.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt rated "CC" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes the ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk. The timely payment of financial commitments is strong. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The timely payment of financial commitments is strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities are considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in these categories have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Municipal Note Ratings
----------------------

      A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations:

      "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "SG" - This designation denotes speculative grade credit quality. Debt instruments in this category lack sufficient margins of protection.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B
                                   ----------

As stated in the Prospectus, the Portfolios may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Portfolios may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I.    Interest Rate Futures Contracts
      -------------------------------

      Use of Interest Rate Futures Contracts. Bond prices are established in
      --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, by using futures contracts.

      Interest rate future contracts can also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

      Description of Interest Rate Futures Contracts. An interest rate futures
      ----------------------------------------------
contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.   Index Futures Contracts
-----------------------------

      General. A stock or bond index assigns relative values to the stocks or
      -------
bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as S&P's 500 Index or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the S&P's 100 Index or indexes based on an industry or market indexes, such as S&P's 100 Index or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. To the extent consistent with its investment objective, a Portfolio may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

      A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

III.  Futures Contracts on Foreign Currencies
---------------------------------------------

      A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

      A Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.   Margin Payments
---------------------

      Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, NTI may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.    Risks of Transactions in Futures Contracts
------------------------------------------------

      There are several risks in connection with the use of futures by a Portfolio, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

      When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

      In general, positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Successful use of futures by a Portfolio is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

      Futures purchased or sold by a Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of a Portfolio in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.   Options on Futures Contracts
----------------------------------

      A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters
-------------------

      Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          NORTHERN INSTITUTIONAL FUNDS

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SHORT-INTERMEDIATE BOND PORTFOLIO
                           INTERMEDIATE BOND PORTFOLIO
                          U.S. TREASURY INDEX PORTFOLIO
                               CORE BOND PORTFOLIO
                                 BOND PORTFOLIO
                          INTERNATIONAL BOND PORTFOLIO


      This Statement of Additional Information dated April 1, 2002, (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2002 for the U.S. Government Securities, Short-Intermediate Bond, Intermediate Bond, U.S. Treasury Index, Core Bond, Bond, and International Bond Portfolios (the "Portfolios") of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling 800/637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

      The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                      INDEX

                                                                            Page

ADDITIONAL INVESTMENT INFORMATION..............................................3
      Classification and History...............................................3
      Investment Objectives, Strategies and Risks..............................3
      Investment Restrictions.................................................16
ADDITIONAL TRUST INFORMATION..................................................19
      Trustees and Officers...................................................19
      Code of Ethics..........................................................26
      Investment Advisers, Transfer Agent and Custodian.......................27
      Portfolio Transactions..................................................31
      Portfolio Valuation.....................................................31
      Co-Administrators and Distributor.......................................32
      Shareholder Servicing Plan..............................................36
      Counsel and Auditors....................................................37
      In-Kind Purchases and Redemptions.......................................37
PERFORMANCE INFORMATION.......................................................37
TAXES ........................................................................49
      Federal - General Information...........................................49
      Foreign Investors.......................................................50
DESCRIPTION OF SHARES.........................................................50
OTHER INFORMATION.............................................................55
FINANCIAL STATEMENTS..........................................................55
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1


No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

                        ADDITIONAL INVESTMENT INFORMATION

Classification and History

      Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio (other than the International Bond Portfolio) is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The International Bond Portfolio is classified as non-diversified under the 1940 Act.

      Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers five money market, one balanced, and eight equity portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

      The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objectives of the Intermediate Bond and Core Bond Portfolios may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

       With respect to each Portfolio, to the extent required by Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Portfolio's policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. For this purpose, "net assets" include the amount of any borrowings for investment purposes and the amount of net assets is measured at the time of purchase.

      U.S. Government Obligations. Examples of the types of U.S. Government
      ---------------------------
obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Intermediate Credit Banks and the Maritime Administration.

      Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

      To the extent consistent with their respective investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

      Supranational Bank Obligations. Each Portfolio (other than the U.S.
      ------------------------------
Treasury Index Portfolio) may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

      Stripped Securities. Each Portfolio may purchase stripped securities. The
      -------------------
Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate

Trading of Registered Interest and Principal of Securities." Each Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      In addition, each Portfolio may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

      To the extent consistent with its investment objectives, each Portfolio may purchase stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

      Asset-Backed (Including Mortgage-Backed) Securities. The U.S. Government
      ---------------------------------------------------
Securities Portfolio may purchase asset-backed securities that are secured or backed by mortgages and issued by an agency of the U.S. Government, and the Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond and International Bond Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

      If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the U.S. Government Securities, Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond and International Bond Portfolios, the maturity of asset-backed securities will be based on estimates of average life.

      Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

      Asset-backed securities acquired by a Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

      Mortgage-backed securities issued Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

      Foreign Securities. Each Portfolio other than the U.S. Government
      ------------------
Securities and U.S. Treasury Index Portfolios may invest in bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed income securities purchased by the Core Bond Portfolio must be U.S. dollar-denominated. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and (except for the Core Bond Portfolio) in investments denominated in foreign currencies. The holdings of the Portfolios will be sensitive to changes in interest rates and the interest rate environment. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

      There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

      Although a Portfolio may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, are denominated in the currencies or foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

      Dividends and interest payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

      Investors should understand that the expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities. Countries in which the Short-Intermediate Bond, Core Bond, Bond, Intermediate Bond and International Bond Portfolios may invest include, but are not limited to:
Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

      The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there, have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia and Pacific regional context can be expected to produce continuing effects on securities and currency markets.

      In addition, the Bond Portfolio, Intermediate Bond Portfolio, International Bond Portfolio and Short-Intermediate Bond Portfolio may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio's inability to complete its contractual obligations.

      Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movement of Portfolios and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

      Foreign Currency Transactions. In order to protect against a possible loss
      -----------------------------
on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Short-Intermediate Bond, Intermediate Bond, Bond and International Bond Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

      When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

      When the investment management team anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the obligations held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

      In addition, the International Bond Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Portfolios may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

      Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

      Interest Rate Swaps, Total Rate of Return Swaps, Credit Swaps, Interest
      -----------------------------------------------------------------------
Rate Floors, Caps and Collars, and Currency Swaps. The Portfolios may enter into
-------------------------------------------------
swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Portfolios, except the Core Bond Portfolio, may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

      Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Portfolio and its Investment Adviser believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

      The Portfolios will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), or A or P-1 or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

      The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

      Options. Each Portfolio may buy put options and buy call options and write
      -------
covered call and secured put options. Such options may relate to particular securities, financial instruments, foreign currencies, foreign or domestic securities indices or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange (an "Exchange") or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

      The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian, a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

      With respect to yield curve options, a call (or put) option is covered if a Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

      A Portfolio's obligation to sell a security or currency subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

      When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

      There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

      Futures Contracts and Related Options. Each Portfolio may invest in
      -------------------------------------
futures contracts and interest rate futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

      Securities Lending. Collateral for loans of portfolio securities made by a
      ------------------
Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

      Forward Commitments, When-Issued Securities and Delayed Delivery
      ----------------------------------------------------------------
Transactions. Each Portfolio may purchase securities on a when-issued basis or
------------
purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

      A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

      When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

      Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time
      ---------------------------------------------------------------------
Deposits and Bank Notes. Commercial paper represents short-term unsecured
-----------------------
promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

      Each Portfolio, including the Core Bond Portfolio to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

      Commercial paper and other short-term obligations acquired by a Portfolio will be rated A-2 or higher by S&P, P-2 or higher by Moody's, or F-2 or higher by Fitch at the time of purchase or, if unrated, determined to be of comparable quality by the Investment Adviser.

      Insurance Funding Agreements. The Short-Intermediate Bond, Core Bond, Bond
      ----------------------------
and Intermediate Bond Portfolios may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. IFAs therefore will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

      Convertible Securities. Convertible securities entitle the holder to
      ----------------------
receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

      In selecting convertible securities, the investment management team will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

      The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

      Capital appreciation for the Portfolios may result from an improvement in the credit standing of an issuer whose securities are held in the Portfolio or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Portfolio or a general increase in interest rates may be expected to result in capital depreciation to the Portfolio.

      In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Portfolio that invests in convertible securities will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Portfolio of any single investment, it does not reduce the overall risk of investing in lower quality securities.

      Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds. To the extent
      -------------------------------------------------------
consistent with their respective investment objectives, each Portfolio may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

      PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

      Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolios are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

      Variable and Floating Rate Instruments. Variable and floating rate
      --------------------------------------
instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

      With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Portfolio can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument meets a Portfolio's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

      Variable and floating rate instruments eligible for purchase by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

      Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days, absent a reliable trading market. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

      Investment Companies. With respect to the investments of the Portfolios in
      --------------------
the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets.

      Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

      If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

      A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the Securities and Exchange Commission ("SEC") or deemed to be in the best interests of the Trust.

      Municipal Instruments. Certain Portfolios may invest in municipal
      ---------------------
instruments or other securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolios on such investments will be taxable to shareholders.

      Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

      Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

      An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

      Repurchase Agreements. Each Portfolio may agree to purchase portfolio
      ---------------------
securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian (or subcustodian, if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines the Portfolio's interest in the collateral is unenforceable.

      Reverse Repurchase Agreements. Each Portfolio may borrow funds by selling
      -----------------------------
portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Risks Related to Lower-Rated Securities. While any investment carries some
      ---------------------------------------
risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

      There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a portfolio of investments.

      The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

      If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

      In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by the Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

      The ratings of S&P, Moody's and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-rated securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on the Investment Adviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

      In selecting lower-rated securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Adviser monitors the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

      Yields and Ratings. The yields on certain obligations, including the
      ------------------
instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

      Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

      Relative Value Approach. In buying and selling securities for the
      -----------------------
Portfolios, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

      Tracking Variance. As discussed in the Prospectus, the U.S. Treasury Index
      -----------------
Portfolio is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Portfolio and the resulting transaction costs, which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Portfolio's holdings to its investment objective. Tracking variance may also occur due to factors such as the size of the Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of the Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

      Calculation of Portfolio Turnover Rate. The portfolio turnover rate for
      --------------------------------------
the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements, which enable the Portfolios to receive favorable tax treatment.

      Mortgage Dollar Rolls. The Portfolios may enter into mortgage "dollar
      ---------------------
rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Portfolio. Each Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

      For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

      Mortgage dollar rolls involve certain risks including the following. If the broker-dealer to whom a Portfolio sells the security becomes insolvent, a Portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Portfolio is required to repurchase may be worth less than an instrument that a Portfolio originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Portfolio's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Investment Restrictions

      Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

      (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

      (2) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

      (3) Invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

      (4)  Invest in companies for the purpose of exercising control.

      (5) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

      (6) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry.

      For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      (7)  Borrow money, except that to the extent permitted by applicable law
      (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

      (8) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

      (9) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act, provided that this restriction does not apply to the International Bond Portfolio.

     For the purposes of Restriction Nos. 1 and 7 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

      In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

      Except to the extent otherwise provided in Investment Restriction No. 6 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry

Group Classifications (except that the International Bond Portfolio will use the Morgan Stanley Capital International industry classification titles).

      Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Additional Statement and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

      As a non-fundamental investment restriction that can be changed without shareholder approval, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of the Portfolio may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities). In addition, as a non-fundamental investment restriction, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 5% of the total value of its assets in the securities of any one issuer (except U.S. Government securities), except that up to 50% of the total value of the Portfolio's assets may be invested in any securities without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities).

      Any restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction (7)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (7), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

                          ADDITIONAL TRUST INFORMATION

      The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees subject to the laws of Delaware and the Trust's Declaration of Trust. Information pertaining to the Trustees and officers of the Trust is set forth below.

NON-INTERESTED TRUSTEES*:

                                                                                                Number of
                                                                                                ---------
                                                                                                Portfolios
                                                                                                ----------
                                                                                               in Northern
                                                                                               -----------
                                                                                               Institutional
                                                                                               -------------
                    Position(s)  Term of Office                                                Fund Complex         Other
                    -----------  --------------                                                ------------         -----
     Name,           Held with   and Length of                                                 Overseen by     Directorships Held
     -----           ---------   -------------                                                 -----------     ------------------
Address and Age**     Trust       Time Served***Principal Occupation(s) During Past Five Years Trustee****       by Trustee*****
-----------------     -----       -----------   ---------------------------------------------- -----------       ---------------

Richard G. Cline    Trustee       Since 1997    Chairman and Director, Hawthorne Investors,        55       Director: PepsiAmericas;
Age: 67                                         Inc. (a management advisory services and                    Whitman Corporation (a
                                                private investment  company) since 1996;                    diversified holding
                                                Managing Partner, Hawthorne Investments,                    company); Kmart
                                                L.L.C. (a management advisory services and                  Corporation (a retailing
                                                private investment company) since 2001;                     company); Ryerson Tull,
                                                Chairman and Director of Hussman                            Inc. (a metals
                                                International, Inc. (a refrigeration company)               distribution company).
                                                from 1998 to 2000; Chairman, President and CEO
                                                of NICOR Inc. (a diversified public utility
                                                holding company) from 1995 to 1996, and
                                                President from 1992 to 1993; Chairman, Federal
                                                Reserve Bank of Chicago from 1992 to 1995; and
                                                Deputy Chairman from 1995 to 1996. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

---------------

*     Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as
      "non-interested Trustees". Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested
      Trustees".

**    Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 S. LaSalle Street,
      Chicago, IL 60675.

***   Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected, at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in
      accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

****  The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2001,
      Northern Institutional Funds consisted of 22 portfolios, including the Portfolios described in this Additional Statement, and
      Northern Funds consisted of 33 portfolios.

***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934
      (i.e. public companies) or other investment companies registered under the 1940 Act.


                                                                                                Number of
                                                                                                ---------
                                                                                                Portfolios
                                                                                                ----------
                                                                                               in Northern
                                                                                               -----------
                                                                                               Institutional
                                                                                               -------------
                    Position(s)  Term of Office                                                Fund Complex         Other
                    -----------  --------------                                                ------------         -----
     Name,           Held with   and Length of                                                 Overseen by     Directorships Held
     -----           ---------   -------------                                                 -----------     ------------------
Address and Age**     Trust       Time Served***Principal Occupation(s) During Past Five Years Trustee****       by Trustee*****
-----------------     -----       -----------   ---------------------------------------------- -----------       ---------------

Edward J. Condon,   Trustee       Since 1994    Chairman and CEO of The Paradigm Group,            55       None
Jr.                                             Ltd. (a financial adviser) since 1993;
Age: 61                                         Principal and Co-Founder of Paradigm Capital
                                                since 1993; Senior Partner of NewEllis
                                                Ventures since 2001; Member of Advisory
                                                Board of Real-Time USA, Inc. (a software
                                                development company); Member of the Board of
                                                Managers of The Liberty Hampshire Company,
                                                LLC (a receivable securitization company);
                                                Director: University Eldercare, Inc. (an
                                                Alzheimer's disease research and treatment
                                                company); Financial Pacific Company (a small
                                                business leasing company);Trustee: Northern
                                                Mutual Fund Complex (registered investment
                                                companies); Trustee: Dominican University.

William J. Dolan,   Trustee       Since 2000    Partner of Arthur Andersen & Co. S.C. (an          55       None
Jr.                                             accounting firm) from 1966 to 1989; Financial
Age: 69                                         Consultant, Ernst & Young LLP (an accounting
                                                firm) from 1992 to 1993 and 1997. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

Sharon Gist Gilliam Trustee       Since 2001    Executive Vice President, Unison-Maximus,          55       None
Age: 49                                         Inc. (aviation and governmental consulting);
                                                Director: Town and Country Utilities, Inc.;
                                                Unison Consulting Group, Inc. until May
                                                1999; Trustee: Northern Mutual Fund Complex
                                                (registered investment companies).

---------------

*     Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as
      "non-interested Trustees". Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested
      Trustees".

**    Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 S. LaSalle Street,
      Chicago, IL 60675.

***   Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected, at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in
      accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

****  The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2001,
      Northern Institutional Funds consisted of 22 portfolios, including the Portfolios described in this Additional Statement, and
      Northern Funds consisted of 33 portfolios.

***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934
      (i.e. public companies) or other investment companies registered under the 1940 Act.


                                                                                                Number of
                                                                                                ---------
                                                                                                Portfolios
                                                                                                ----------
                                                                                               in Northern
                                                                                               -----------
                                                                                               Institutional
                                                                                               -------------
                    Position(s)  Term of Office                                                Fund Complex         Other
                    -----------  --------------                                                ------------         -----
     Name,           Held with   and Length of                                                 Overseen by     Directorships Held
     -----           ---------   -------------                                                 -----------     ------------------
Address and Age**     Trust       Time Served***Principal Occupation(s)During Past Five Years  Trustee****       by Trustee*****
-----------------     -----       -----------   ---------------------------------------------  -----------       ---------------

Sandra Polk Guthman Trustee       Since 1997    President and CEO of Polk Bros. Foundation         55       Director: MB Financial
Age: 58                                         (an Illinois not-for-profit corporation)                    Corp. (a municipal bond
                                                from 1993 to present. Trustee: Northern                     insurance company) 1999-
                                                Mutual Fund Complex (registered investment                  2000.
                                                companies).

Richard P. Strubel  Trustee       Since 1982    President, Chief Operating Officer and Director    55       Director: Gildan
Age: 62                                         of Unext Inc. (a provider of educational                    Activewear, Inc. (an
                                                services via the Internet) since 1999;                      athletic clothing
                                                Director: Cantilever Technologies (a private                marketing and
                                                software company) since 1999; Trustee: The                  manufacturing company;
                                                University of Chicago since 1987; Managing                  Goldman Sachs Mutual
                                                Director of Tandem Partners, Inc. (a privately              Fund Complex (69
                                                held management services firm) until 1999.                  portfolios).
                                                Trustee: Northern Mutual Fund Complex
                                                (registered investment companies).

---------------

*     Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as
      "non-interested Trustees". Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested
      Trustees".

**    Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 S. LaSalle Street,
      Chicago, IL 60675.

***   Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected, at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in
      accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

****  The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2001,
      Northern Institutional Funds consisted of 22 portfolios, including the Portfolios described in this Additional Statement, and
      Northern Funds consisted of 33 portfolios.

***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934
      (i.e. public companies) or other investment companies registered under the 1940 Act.

INTERESTED TRUSTEES*:
---------------------

                                   TERM OF                                                      TERM OF
                                   -------                                                      -------
                    POSITION(S)   OFFICE AND                                                   OFFICE AND          PRINCIPAL
                    -----------   ----------                                                   ----------          ---------
 NAME, ADDRESS       HELD WITH     LENGTH 0F                                                    LENGTH OF     OCCUPATION(S) DURING
 -------------       ---------     ---------                                                    ---------     --------------------
   AND AGE            TRUST       TIME SERVED*  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS TIME SERVED*      PAST FIVE YEARS
   -------            -----       -----------   ---------------------------------------------- -----------       ---------------

Raymond E. George,  Trustee       Since 2000    Senior Vice President and Senior                   55       None
Jr./1/                                          Fiduciary Officer of The Northern Trust
Age: 71                                         Company from 1990 to 1993. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

Michael E.          Trustee       Since 2000    President of Sara Lee Foundation                   55       Director: Coach, Inc.;
Murphy/2/                                       (philanthropic organization) from 1997                      Payless Shoe Source,
Age: 65                                         to 2001; Vice Chairman and Chief                            Inc. (a retail shoe
                                                Administrative Officer of Sara Lee                          store business); GATX
                                                Corporation (a consumer product company)                    Corporation (a railroad
                                                from 1994 to 1997. Trustee: Northern                        holding company);
                                                Mutual Fund Complex (registered                             Bassett Furniture
                                                investment companies).                                      Industries, Inc. (a
                                                                                                            furniture manufacturer).

Mary Jacobs         Trustee       Since 2000    Partner in the law firm of Sidley Austin           55       None
Skinner, Esq./3/                                Brown & Wood. Trustee: Northern  Mutual
Age: 44                                         Fund Complex (registered investment
                                                companies).

Stephen Timbers/4/  Trustee       Since 2000    Director, President and Chief Executive            55       Director:
Age: 57                                         Officer of Northern Trust Investments,                      USFreightways
                                                Inc. since 2001; President of Northern                      Corporation.
                                                Trust Global Investments, a division of
                                                Northern Trust Corporation and Executive
                                                Vice President, The Northern Trust Company
                                                since 1998; President, Chief Executive
                                                Officer and Director of Zurich Kemper
                                                Investments (a financial services company)
                                                from 1996 to 1998; President, Chief
                                                Operating Officer and Director of Kemper
                                                Corporation (a financial services company)
                                                from 1992 to 1996; President and Director of
                                                Kemper Funds (a registered investment
                                                company) from 1990 to 1998. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

---------------

/1/   Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
/2/   Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
/3/   Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.
/4/   Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern
      Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST:
----------------------

                                             TERM OF
                                             -------
                             POSITIONS      OFFICE AND
                             ---------      ----------
NAME, ADDRESS AND            HELD WITH      LENGTH OF
-----------------            ---------      ---------
        AGE                    TRUST       TIME SERVED*                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
        ---                    -----       ------------                 ----------------------------------------------

Lloyd A. Wennlund         President        Since 2000      Senior Vice President and Director of Northern Trust Investments,
50 South LaSalle Street                                    Inc. since 2001; Senior Vice President and other positions at The
Chicago, IL  60675                                         Northern Trust Company, President of Northern Trust Securities,
Age: 44                                                    Inc., and Managing Executive, Mutual Funds for Northern Trust
                                                           Global Investments since 1989.

Eric K. Schweitzer        Vice President   Since 2000      Senior Vice President at Northern Trust Investments, Inc. since
50 South LaSalle Street                                    2000 and Senior Vice President at The Northern Trust Company and
Chicago, IL  60675                                         the Director of Distribution, Product Management and Client
Age: 40                                                    Services in the Mutual Fund Group of Northern Trust Global Investments
                                                           since 2000; Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert              Treasurer        Since 2002      Senior Vice President and Department Head at The Northern Trust
50 South LaSalle Street                                    Company overseeing Fund Accounting, Transfer Agent and Fund
Chicago, IL 60675                                          Administration functions, Division Manager of Fund Accounting,
Age: 40                                                    1992-1998, Audit Manager at Arthur Andersen LLP (an accounting firm)
                                                           prior thereto.

Brian P. Curran           Vice President   Since 1999      Vice President and Director of Fund Administration at PFPC Inc. since
4400 Computer Drive       and Assistant                    1997; Director of Fund Administration at State Street Bank & Trust
Westborough, MA 01581     Treasurer                        Company from February 1997 to October 1997;  Senior Auditor at Price
Age: 34                                                    Waterhouse LLP (an accounting firm) prior thereto.

Stuart Schuldt            Assistant        Since 1998      Vice President, Fund Administration, The Northern Trust Company;
50 South LaSalle Street   Treasurer                        Vice President, Fund Accounting, Scudder Kemper (a mutual fund company),
Chicago, IL 60675                                          from 1993 to 1998; Audit Manager, Arthur Andersen & Co., (an accounting
Age: 40                                                    firm) prior thereto.

Jeffrey A. Dalke, Esq.    Secretary        Since 2000      Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA
19103-6996
Age: 51

Linda J. Hoard, Esq.      Assistant        Since 1999      Vice President at PFPC Inc. since 1998; Attorney Consultant for Fidelity
4400 Computer Drive       Secretary                        Management & Research (a financial service company), Investors Bank &
Westborough, MA 01581                                      Trust Company (a financial  service  provider) and FDISG prior thereto.
Age: 54

*     Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

      Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

Standing Board Committees

      The Board of Trustees has established three standing committees in connection with their governance of the Portfolios: Audit; Nominating Compensation and Education; and Valuation.

      The Audit Committee consists of three members: Messrs. Condon (Chairman) and Strubel and Ms. Gilliam. The functions performed by the Audit Committee include, among other things, acting as the principal liaison between the Board and the Trust's independent auditors, making recommendations to the Board regarding the auditor's engagement and compensation, ensuring receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust and meeting with the independent auditors twice each year to review the scope and results of the audit and otherwise as requested by the Trust's Chairman, the Committee Chairman or the auditors. During the fiscal year ended November 30, 2001, the Audit Committee convened three times.

     The Nominating, Compensation and Education Committee (the "Nominating Committee") consists of two members: Ms. Guthman (Chairperson) and Mr. Dolan. The functions performed by the Nominating Committee include selecting and nominating candidates to serve as non-interested Trustees reviewing and making recommendations regarding Trustee compensation, and developing policies regarding Trustee education. During the fiscal year ended November 30, 2001, the Nominating Committee convened three times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios' Prospectus and should be directed to the attention of Northern Institutional Funds Nominating Committee.

      The Valuation Committee consists of three members: Messrs. George (Chairman), Murphy and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Portfolios in accordance with the Trust's valuation procedures. During the fiscal year ended November 30, 2001, the Valuation Committee convened four times.

Trustee Ownership of Portfolio Shares

       Shares of the Portfolios are offered to institutional investors acting on their own behalf or on behalf of their customers, clients, participants and others. For this reason, the Trustees may not make direct investments in the Portfolios. The following table shows the dollar range of shares of the Portfolios owned by each Trustee in the Portfolios and other Portfolios of Northern Institutional Funds and Northern Funds.


                       Information as of December 31, 2001


Name of Trustee          Dollar Range of Equity            Aggregate Dollar Range of Equity
---------------          ----------------------            --------------------------------
                      Securities in each Portfolio         Securities in All Portfolios in
                      ----------------------------         -------------------------------
                                                       Mutual Fund Family Overseen by Trustee *
                                                       ----------------------------------------
Richard G. Cline                  None                              Over $100,000
Edward J. Condon, Jr.             None                              Over $100,000
William J. Dolan, Jr.             None                             $10,001-$50,000
Raymond E. George, Jr.            None                              Over $100,000
Sharon Gist Gilliam               None                                  None
Sandra Polk Guthman               None                            $50,001-$100,000
Michael E. Murphy                 None                              Over $100,000
Mary Jacobs Skinner               None                              Over $100,000
Richard P. Strubel                None                                  None
Stephen B. Timbers                None                              Over $100,000

Trustee and Officer Compensation

      Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and an additional fee of $1,500 for each meeting attended plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an additional annual retainer of $10,000. Each Committee member earns an annual fee of $1,500 and each Committee Chairman earns an additional fee of $2,000.

      The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2001:



                             U.S.       Short-                       U.S.                                                Total
                             ----       ------                       ----                                                -----
                          Government  Intermediate  Intermediate   Treasury     Core                 International    Compensation
                          ----------  ------------  ------------   --------     ----                 -------------    ------------
                          Securities     Bond           Bond         Index      Bond        Bond          Bond         from Fund
                          ----------     ----           ----         -----      ----        ----          ----         ---------
                          Portfolio    Portfolio     Portfolio     Portfolio  Portfolio   Portfolio     Portfolio       Complex
                          ---------    ---------     ---------     ---------  ---------   ---------     ---------       -------
                                                                                                                     (Including the
                                                                                                                     Portfolios)/1/

Stephen B. Timbers         $     0    $     0       $     0        $     0    $     0    $     0        $     0        $     0
William H. Springer/2/         460        920           460            460        690      2,530            460         92,000
Richard G. Cline               375        750           375            375        563      2,063            375         75,000
Edward J. Cline, Jr            395        790           395            395        593      2,173            395         79,000
John W. English/3/             169        338           169            169        150      1,032            169         33,750
Sandra Polk Guthman            375        750           375            375        563      2,063            375         75,000
Sharon Gist Gilliam/4/           0          0             0              0          0          0              0              0
Richard P. Strubel             375        750           375            375        563      2,063            375         75,000
Wesley M. Dixon, Jr./2/        365        730           365            365        563      1,993            365         73,000
William J. Dolan, Jr           375        750           375            375        563      2,063            375         75,000
Raymond E. George, Jr          395        790           395            395        593      2,173            395         79,000
Michael E. Murphy              375        750           375            375        563      2,063            375         75,000
Mary Jacobs Skinner            375        750           375            375        563      2,063            375         75,000

(1) As of December 31, 2001, the Fund Complex consists of Northern Institutional Funds (22 portfolios) and Northern Funds (33 portfolios).
(2) Messrs. Dixon and Springer served as Trustees and, in the case of Mr. Springer, Chairman of the Fund Complex until December 31, 2001.
(3)   Mr. English served as a Trustee of the Fund Complex until March 27, 2001.
(4) Ms. Gilliam did not serve as a Trustee of the Fund Complex during the fiscal year ended November 30, 2001.

      The Trust does not provide pension or retirement benefits to its Trustees.

      The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Ovaert, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services.

      Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

      Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Ovaert, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.


Code of Ethics

     The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Advisers, Transfer Agent and Custodian

      Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") serve jointly as the Investment Advisers of the Short-Intermediate Bond, Intermediate Bond, Bond and International Bond Portfolios. NTI serves as the Investment Adviser of each of the other Portfolios. NTI and NTGIE are direct or indirect wholly-owned subsidiaries of The Northern Trust Company ("TNTC"), an Illinois state chartered bank*. TNTC is a direct wholly owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, IL 60675. NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. NTI and NTGIE are referred to in this Additional Statement as "Investment Adviser". Unless otherwise indicated, NTI, TNTC and NTGIE are referred to collectively in this Additional Statement as "Northern Trust."

      Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $1.68 trillion of assets, including approximately $330.1 billion of assets under discretionary management. As of December 31, 2001, Northern Trust Corporation and its subsidiaries had approximately $39.7 billion in assets, $25 billion in deposits and employed over 9,400 persons.

      Under the Advisory Agreements with the Trust, the Investment Advisers, subject to the general supervision of the Trust's Board of Trustees, are responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities. The Advisory Agreements with the Trust provide that in selecting brokers or dealers to place orders for transactions, the Investment Advisers shall attempt to obtain best net price and execution or, with respect to the International Bond and Intermediate Bond Portfolios, their best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Advisers or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Advisers may also obtain economic statistics, forecasting services, industry and company analysis, portfolio strategies, quantitative data, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds and computer hardware necessary to use the product. Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-used items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

      Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

---------------

* Prior to January 1, 2001, NTI served as investment adviser of the U.S. Treasury Index Portfolio and TNTC served as investment adviser of all of the other then-existing Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as investment adviser of each of the Portfolios that TNTC was then managing, other than the International Bond Portfolio. On May 2, 2001, NTI and NTGIE assumed TNTC's rights and responsibilities as investment adviser of the International Bond Portfolio. On April 1, 2002, NTGIE joined NTI as investment adviser of the Short-Intermediate Bond, Bond, and Intermediate Bond Portfolios.

      The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when Northern Trust believes such practice to be in the Portfolios' interests.

      On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which Northern Trust acts as adviser), the Advisory Agreements provides that Northern Trust, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio.

      The Advisory Agreements provide that the Investment Advisers may render similar services to others so long as their services under the Advisory Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreements) or, in lieu thereof, contribute to resulting losses.

      Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) establish and maintain an omnibus account in the name of each Institution; (ii) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (iii) act as the income disbursing agent of the Trust; (iv) answer inquiries from Institutions; (v) provide periodic statements of account to each Institution; (vi) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (vii) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (viii) preserve records; and (ix) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, the Transfer Agent has also undertaken to perform some or all of the following services: (i) establish and maintain separate accounts in the name of the investors; (ii) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (iii) disburse redemption proceeds; (iv) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (v) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (vi) provide periodic statements of account; (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors;
(x) furnish the Trust with all pertinent Blue Sky information; (xi) perform all required tax withholding; (xii) preserve records; and (xiii) furnish necessary office space, facilities and personnel. Northern Trust may appoint one or more sub-transfer agents in the performance of its services.

      As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net asset value of the Class A, C and D Shares, respectively, of the Portfolios.

      Under its Custodian Agreement (and in the case of the International Bond Portfolio, its Foreign Custody Agreement) with the Trust, TNTC (i) holds each Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by the Custodian under the Agreement, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve Northern Trust of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

      As compensation for the services rendered to the Trust by the Custodian to the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Core Bond, Bond and Intermediate Bond Portfolios and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

      As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Bond Portfolio, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Bond Portfolio, plus (ii) 9/100th of 1% annually of the Portfolio's average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating.

      The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested U.S. dollar cash balances (if any).

      Unless sooner terminated, the Advisory Agreements will continue in effect with respect to the Portfolios until April 30, 2003 and the Custodian Agreement (or, in the case of the International Bond Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 2003 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

      The Advisory Agreements were most recently approved with respect to the Portfolios by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested trustees") on February 8, 2002. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Advisers in connection with the Trustees' consideration of the Advisory Agreements. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Portfolios' contractual advisory fee rates and the reduction of those contractual rates proposed at the meeting; the Portfolios' respective operating expense ratios; and the Investment Advisers' fee waivers and expense reimbursements for the Portfolios. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Portfolios' investment advisory fee structure and the use of fee waivers and breakpoints by other mutual funds; the revenues received by Northern Trust and its affiliates from the Portfolios for their investments advisory services and for other, non-investment advisory services, and their expenses in providing such services; and the Portfolios' asset levels and possible economies of scale. The Trustees also considered personnel and resources of the Investment Advisers; the types of services provided to the Portfolios under the Investment Advisory Agreement; and the nature of the Portfolios' institutional investors. After consideration of the Investment Advisers' presentations, the Trustees determined that the Advisory Agreements should be reapproved and continued.

      For the fiscal years or periods ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                                2001        2000       1999
                                                ----        ----       ----

U.S. Government Securities Portfolio         $250,695    $236,537   $199,929
Short-Intermediate Bond Portfolio             691,027     540,685    468,003
U.S. Treasury Index Portfolio                  62,605      44,184     34,779
Core Bond Portfolio (1)                       314,103         N/A        N/A
Bond Portfolio                              2,482,532   2,565,471  2,051,219
Intermediate Bond Portfolio                    95,356     117,148    178,297
International Bond Portfolio                  202,481     207,040    198,243
(1)   Commenced investment operations on March 29, 2001.

      For the fiscal years or periods ended November 30 as indicated, the Investment Adviser waived advisory fees as follows:

                                                2001       2000        1999
                                                ----       ----        ----

U.S. Government Securities Portfolio         $350,974   $331,152    $279,902
Short-Intermediate Bond Portfolio             967,438    756,959     655,206
U.S. Treasury Index Portfolio                 104,341     73,639      57,965
Core Bond Portfolio(1)                        439,744        N/A         N/A
Bond Portfolio                              3,475,544  3,591,661   2,871,713
Intermediate Bond Portfolio                   133,497    164,006     249,615
International Bond Portfolio                   57,852     59,154      56,641
(1)   Commenced investment operations on March 29, 2001.

      For the fiscal years or periods ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                                2001        2000       1999
                                                ----        ----       ----

U.S. Government Securities Portfolio          $11,344     $10,766     $9,552
Short-Intermediate Bond Portfolio              27,690      21,703     19,199
U.S. Treasury Index Portfolio                   5,001       3,391      3,342
Core Bond Portfolio (1)                        12,564         N/A        N/A
Bond Portfolio                                127,247     145,912    138,870
Intermediate Bond Portfolio                     3,852       4,722      7,181
International Bond Portfolio                    2,893       2,958      2,865
(1)   Commenced investment operations on March 29, 2001.

      For the fiscal years or periods ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Bond Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

                                                2001        2000        1999
                                                ----        ----        ----

U.S. Government Securities Portfolio          $13,234     $30,362    $18,609
Short-Intermediate Bond Portfolio              11,210      43,940     25,659
U.S. Treasury Index Portfolio                  17,004      32,348     22,105
Core Bond Portfolio (1)                        23,192         N/A        N/A
Bond Portfolio                                 73,257     117,660     85,855
Intermediate Bond Portfolio                    13,954      32,163     23,114
International Bond Portfolio                   53,956      70,401     59,184
(1)   Commenced investment operations on March 29, 2001.


      Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

      To the extent that a Portfolio effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Advisers, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

      For the fiscal years ended November 30, 2001, 2000 and 1999, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.
During the fiscal year ended November 30, 2001, the U.S. Government Securities Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

      During the fiscal year ended November 30, 2001, the Short-Intermediate Bond Portfolio acquired and sold securities of Citigroup, Inc., J.P. Morgan Chase Securities & Co. and Morgan Stanley Dean Witter & Co., each a regular broker/dealer. At November 30, 2001, the Short-Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Citigroup, Inc., with an approximate aggregate market value of $10,864,000; Lehman Brothers, Inc., with an approximate aggregate market value of $2,228,000 and Morgan Stanley Dean Witter & Co. , with an approximate aggregate market value of $2,610,000.

      During the fiscal year ended November 30, 2001, the Intermediate Bond Portfolio acquired and sold securities of Citigroup, Inc., Goldman Sachs Group, Inc., J.P. Morgan Chase Securities & Co. and Morgan Stanley Dean Witter & Co., each a regular broker/dealer. At November 30, 2001, the Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Citigroup, Inc., with an approximate aggregate market value of $968,000 and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $517,000.

      During the fiscal year ended November 30, 2001, the U.S. Treasury Index Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

      During the fiscal year ended November 30, 2001, the Bond Portfolio acquired and sold securities of Citigroup, Inc., Goldman Sachs Group, Inc., J.P. Morgan Chase Securities & Co., Lehman Brothers, Inc. and Morgan Stanley Dean Witter & Co., each a regular broker/dealer. At November 30, 2001, the Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Citigroup, Inc., with an approximate aggregate market value of $4,659,000; Lehman Brothers, Inc., with an approximate aggregate market value of $486,000 and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $3,684,000.

      During the fiscal year ended November 30, 2001, the Core Bond Portfolio acquired and sold securities of Citigroup, Inc., Goldman Sachs Group, Inc., J.P. Morgan Chase Securities & Co., Lehman Brothers, Inc. and Morgan Stanley Dean Witter & Co., each a regular broker/dealer. At November 30, 2001, the Core Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Citigroup, Inc., with an approximate aggregate market value of $2,122,000; Lehman Brothers, Inc., with an approximate aggregate market value of $95,000 and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $1,929,000.

      During the fiscal year ended November 30, 2001, the International Bond Portfolio acquired and sold securities of J.P. Morgan Chase Securities & Co. and Lehman Brothers, Inc., each a regular broker/dealer. At November 30, 2001, the International Bond Portfolio did not own any securities of its regular broker/dealers or their parents.

Portfolio Valuation

      Equity securities traded on U.S. securities exchanges or quoted in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such evaluated prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of investment companies are valued at net asset value. Spot and forward currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Advisers have determined, pursuant to Board authorization, approximates market value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Advisers under the supervision of the Board of Trustees.

      The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Portfolio's official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.


Co-Administrators and Distributor

      Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as co-administrators for the Portfolios under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement. PFPC remained a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

      Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the International Bond Portfolio, and 0.10% of the average daily net assets of each other Portfolio. The Co- Administrators are also entitled to additional fees for special legal services. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.25% of the International Bond Portfolio's average daily net assets and 0.10% of each other Portfolio's average daily net assets.

      For the fiscal year ended November 30, 2001, the Co-Administrators received fees under the Co-Administration Agreement with the Trust in the amount of:

U.S. Government Securities Portfolio                                    $100,278
Short-Intermediate Bond Portfolio                                        276,411
U.S. Treasury Index Portfolio                                             41,737
Core Bond Portfolio                                                      125,641
Bond Portfolio                                                           993,013
Intermediate Bond Portfolio                                               38,142
International Bond Portfolio                                              43,389

      Additionally, for the fiscal year ended November 30, 2001, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing administration fees in the following amounts for the fiscal year ended November 30, 2001:

U.S. Government Securities Portfolio                                    $ 96,719
Short-Intermediate Bond Portfolio                                        123,136
U.S. Treasury Index Portfolio                                             99,668
Core Bond Portfolio                                                      127,090
Bond Portfolio                                                           288,654
Intermediate Bond Portfolio                                              102,222
International Bond Portfolio                                             103,465


      For the fiscal year ended November 30, 2000, the Co-Administrators received fees under the Co Administration Agreement with the Trust (except for the Core Bond Portfolio, which did not commence operations during the fiscal year ended November 30, 2000) in the amount of:

U.S. Government Securities Portfolio                                  $   94,613
Short-Intermediate Bond Portfolio                                        216,271
U.S. Treasury Index Portfolio                                             29,455
Bond Portfolio                                                         1,026,174
Intermediate Bond Portfolio                                               46,858
International Bond Portfolio                                              44,366


      Additionally, for the fiscal year ended November 30, 2000, the Co-Administrators voluntarily waived/reimbursed each Portfolio (except for the Core Bond Portfolio, which did not commence operations during the period) for its expenses reducing administration fees in the following amounts for the fiscal year ended November 30, 2000:

U.S. Government Securities Portfolio                                    $ 96,696
Short-Intermediate Bond Portfolio                                        134,817
U.S. Treasury Index Portfolio                                             98,645
Bond Portfolio                                                           352,557
Intermediate Bond Portfolio                                              104,650
International Bond Portfolio                                             113,778


      For the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Core Bond Portfolio, which did not commence operations during the period) in the amount of:

U.S. Government Securities Portfolio                                    $ 50,136
Short-Intermediate Bond Portfolio                                        112,931
U.S. Treasury Index Portfolio                                             13,232
Bond Portfolio                                                           524,623
Intermediate Bond Portfolio                                               36,974
International Bond Portfolio                                              24,567

      Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily waived/reimbursed each Portfolio (except for the Core Bond Portfolio, which did not commence operations during the period) for its expenses reducing administration fees in the following amounts:

U.S. Government Securities Portfolio                                    $ 34,540
Short-Intermediate Bond Portfolio                                         49,829
U.S. Treasury Index Portfolio                                             37,242
Bond Portfolio                                                           159,362
Intermediate Bond Portfolio                                               40,640
International Bond Portfolio                                              42,941

      Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect. For the period indicated, Goldman Sachs received fees under its administration agreement with the Trust (except for the Core Bond Portfolio, which did not commence operations during the period) in the amount of:

                                                                    December 1,
                                                                       1998
                                                                     through
                                                                  April 30, 1999
                                                                  --------------

U.S. Government Securities Portfolio                                    $ 29,835
Short-Intermediate Bond Portfolio                                         74,269
U.S. Treasury Index Portfolio                                              9,954
Bond Portfolio                                                           295,859
Intermediate Bond Portfolio                                               34,344
International Bond Portfolio                                              17,914

      In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers pursuant to this agreement during the fiscal year ended November 30, 1999.

      Goldman Sachs had also agreed each year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceeded on an annualized basis 0.25% of the International Bond Portfolio's average daily net assets and 0.10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking was contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the period ended April 30, 1999 was to reduce the expenses of each Portfolio (except for the Core Bond Portfolio, which did not commence operations during the period) by:

                                                                    December 1,
                                                                       1998
                                                                     through
                                                                  April 30, 1999
                                                                  --------------

U.S. Government Securities Portfolio                                $ 24,893
Short-Intermediate Bond Portfolio                                     48,092
U.S. Treasury Index Portfolio                                         23,710
Bond Portfolio                                                       121,707
Intermediate Bond Portfolio                                           23,301
International Bond Portfolio                                          35,599


      Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2003, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (1) by the Board of Trustees or (2) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-

Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each
Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

The Trust has entered into a Distribution Agreement with Northern Funds Distributors, LLC ("NFD") under which NFD, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a co-administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors. Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. No compensation is payable by the Trust to NFD for such distribution services. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

      The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

      Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name ("Northern Funds") to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

Shareholder Servicing Plan

      As stated in the Portfolios' Prospectus, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than 0.15% and 0.25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

      For the fiscal years ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                     2001        2000        1999
                                     ----        ----        ----
U.S. Government Securities
Portfolio
      Class C (1)                    $ 0         $ 0       $ 560
      Class D                      2,350       2,330       2,175
Short-Intermediate Bond
Portfolio
      Class D                         87         137         852
U.S. Treasury Index Portfolio
      Class C                      1,134         471         251
      Class D                        261         291       1,558
Core Bond Portfolio (2)
      Class C                          0         N/A         N/A
      Class D                          0         N/A         N/A
Bond Portfolio
      Class C                     27,702      70,970      90,790
      Class D                        419       1,284       4,179

Intermediate Bond Portfolio
      Class D                         66          65          86
International Bond Portfolio
      Class D (3)                      0           0          59

/1/ From February 10, 1999 to the date of this Additional Statement, no Class C shares were held by shareholders.
/2/ Class C and Class D Shares were issued on March 29, 2001.
/3/ From August 22, 1999 to the date of this Additional Statement, no Class D shares were held by shareholders.

      Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (i) establishing and maintaining separate account records of Customers or other investors; (ii) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (iii) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (iv) issuing confirmations to Customers or other investors in accordance with applicable law; (v) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (vi) processing dividend payments on behalf of Customers or other investors; (vii) providing information periodically to Customers or other investors showing their positions in shares; (viii) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents; (ix) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (x) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors;
(xi) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (xii) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (xiv) maintaining appropriate management reporting and statistical information; (xiii) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (xv) developing and monitoring investment programs; and (xvi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

      The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan") which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

      The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

      Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

      Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young, reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

      Payment for shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

      Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

                             PERFORMANCE INFORMATION

      The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Government/Corporate Bond Index (or its components, including the Treasury Bond Index), the Lehman Mutual Fund Intermediate Tax Exempt Index, S&P 500 Index(R), S&P/Barra Growth Index, the Russell 2000(R) Index, the Europe and Australia Far East Equity Index ("EAFE Index") or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial AverageSM a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

      The Portfolios calculate their total returns for each class of shares separately on an "annual total return" basis for various periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

      Each Portfolio that advertises an "average annual total return" (before taxes) for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                        n
                                 P (1+T)  = ERV

      Where:   P =     hypothetical initial payment of $1,000;
               T =     average annual total return;

               n = period covered by the computation, expressed in terms of years; and

               ERV = ending redeemable value at the end of the 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

      Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $ 1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

      Each Portfolio that advertises an "average annual total return-after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions but not after taxes on redemption according to the following formula:

                                           n
                                    P (1+T)   = ATV
                                    ----------     D

      Where:   P     = a hypothetical initial payment of $1,000
               T     = average annual total return (after taxes on
                       distributions)
               n     = number of years
               ATV   = ending value of a hypothetical $1,000 payment made at
                  D the beginning of the 1,5, or 10-year periods at the end of the 1,5, or 10 year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.


      Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

      Each Portfolio that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

                                           n
                                    P (1+T)   = ATV
                                    --------       DR

      Where:   P      = a hypothetical initial payment of $1,000
               T      = average annual total return (after taxes on
                        distributions and redemption)
               n      = number of years
               ATV    = ending value of a hypothetical $1,000 payment made at
                  DR the beginning of the 1,5, or 10-year periods at the end of the 1,5, or 10 year periods (or fractional portion), after taxes on distributions and redemption.


      Average annual total return (after taxes on distributions) and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phaseouts of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

      Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                T = [(ERV/P)] - 1

      The calculations set forth below are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date and (2) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

      The average annual total returns, aggregate total returns, and after-tax returns shown below for the Short-Intermediate Bond, U.S. Treasury Index and Bond Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern Trust for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

      Following commencement of operations of the Portfolios, the Portfolios' prior administrator (Goldman Sachs), prior co-administrator (TNTC) or current co-administrators (NTI and PFPC) reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of their administration fees for each Portfolio pursuant to the undertaking described above under "Additional Trust Information - Co-Administrators and Distributor" and "- Investment Advisers, Transfer Agent and Custodian," and the Portfolios' Investment Adviser waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                       For Periods Ended November 30, 2001

                                 Average Annual Total Returns (%)          Aggregate Total Returns (%)
                              -------------------------------------   -------------------------------------
                                           5       10       Since                  5       10       Since
                              1 Year     Years    Years   Inception   1 Year     Years    Years   Inception
                              ------     -----    -----   ---------   ------     -----    -----   ---------

Core Bond
Class A
  with fee waivers and
  expense reimbursements      --         --        --         --      --         --       --         4.54

  without fee waivers and
  expense reimbursements      --         --        --         --      --         --       --         4.09

Class C
  with fee waivers and
  expense reimbursements      --         --        --         --      --         --       --         4.05

  without fee waivers and
  expense reimbursements      --         --        --         --      --         --       --         3.60

Class D
  with fee waivers and
  expense reimbursements      --         --        --         --      --         --       --         4.05

  without fee waivers and
  expense reimbursements      --         --        --         --      --         --       --         3.60

Bond/1/
Class A
  with fee waivers and
  expense reimbursements     9.08       6.87      7.94        --     9.08      39.40    114.61       --

  without fee waivers and
  expense reimbursements     8.70       6.48      7.46        --     8.70      37.46    109.80       --

Class C
  with fee waivers and
  expense reimbursements     8.83       6.61      7.77        --     8.83      37.69    111.37       --

  without fee waivers and
  expense reimbursements     8.45       6.22      7.29        --     8.45      35.75    106.56       --

Class D
  with fee waivers and
  expense reimbursements     8.64       6.40      7.61        --     8.64      36.38    108.18       --

  without fee waivers and
  expense reimbursements     8.26       6.01      7.13        --     8.26      34.44    103.37       --

                               Average Annual Total Returns-After     Average Annual Total Returns-After
                                     Taxes on Distributions         Taxes on Distributions and Redemptions
                               ----------------------------------   --------------------------------------
                                           5      10      Since                 5       10         Since
                               1 Year    Years   Years  Inception   1 Year    Years    Years     Inception
                               ------    -----   -----  ---------   ------    -----    -----     ---------

Core Bond
Class A
  with fee waivers and
  expense reimbursements       --         --      --       --       --        --       --           --

  without fee waivers and
  expense reimbursements       --         --      --       --       --        --       --           --

Class C
  with fee waivers and
  expense reimbursements       --         --      --       --       --        --       --           --

  without fee waivers and
  expense reimbursements       --         --      --       --       --        --       --           --

Class D
  with fee waivers and
  expense reimbursements       --         --      --       --       --        --       --           --

  without fee waivers and
  expense reimbursements       --         --      --       --       --        --       --           --

Bond/1/
Class A
  with fee waivers and
  expense reimbursements      6.39       3.88     5.28     --      5.48      4.02     5.13          --

  without fee waivers and
  expense reimbursements      6.01       3.49     4.80     --      5.10      3.63     4.65          --

Class C
  with fee waivers and
  expense reimbursements      6.24       3.71     5.18     --      5.33      3.87     5.03          --

  without fee waivers and
  expense reimbursements      5.86       3.32     4.70     --      4.95      3.48     4.55          --

Class D
  with fee waivers and
  expense reimbursements      6.10       3.59     5.08     --      5.21      3.75     4.93          --

  without fee waivers and
  expense reimbursements      5.72       3.20     4.60     --      4.83      3.36     4.45          --

                       For Periods Ended November 30, 2001

                                 Average Annual Total Returns (%)          Aggregate Total Returns (%)
                              -------------------------------------   -------------------------------------
                                           5       10       Since                  5       10       Since
                              1 Year     Years    Years   Inception   1 Year     Years    Years   Inception
                              ------     -----    -----   ---------   ------     -----    -----   ---------

Intermediate Bond/2/
Class A
  with fee waivers and
  expense reimbursements      10.27       --        --       6.00     10.27       --       --       28.70

  without fee waivers and
  expense reimbursements       9.65       --        --       5.31      9.65       --       --       25.70

Class D
  with fee waivers and
  expense reimbursements       9.98       --        --       5.70      9.98       --       --       27.12

  without fee waivers and
  expense reimbursements       9.36       --        --       5.01      9.36       --       --       24.12

Short-Intermediate Bond/3/
Class A
  with fee waivers and
  expense reimbursements       8.59      6.24      6.35       --       8.59     35.31    85.02       --

  without fee waivers and
  expense reimbursements       8.20      5.83      5.82       --       8.20     33.26    79.71       --

Class D
  with fee waivers and
  expense reimbursements       8.16      5.82      6.04       --       8.16     32.66    79.80       --

  without fee waivers and
  expense reimbursements       7.77      5.41      5.51       --       7.77     30.61    74.49       --

                               Average Annual Total Returns-After     Average Annual Total Returns-After
                                     Taxes on Distributions         Taxes on Distributions and Redemptions
                               ----------------------------------   --------------------------------------
                                           5      10      Since                 5       10         Since
                               1 Year    Years   Years  Inception   1 Year    Years    Years     Inception
                               ------    -----   -----  ---------   ------    -----    -----     ---------

Intermediate Bond/2/
Class A
  with fee waivers and
  expense reimbursements      7.95        --      --       3.51     6.19       --       --          3.53

  without fee waivers and
  expense reimbursements      7.33        --      --       2.82     5.57       --       --          2.84

Class D
  with fee waivers and
  expense reimbursements      7.82        --      --       3.33     6.02       --       --          3.36

  without fee waivers and
  expense reimbursements      7.20        --      --       2.64     5.40       --       --          2.67

Short-Intermediate Bond/3/
Class A
  with fee waivers and
  expense reimbursements      6.02       2.93    3.87       --      5.18      3.30     3.88          --

  without fee waivers and
  expense reimbursements      5.63       2.52    3.34       --      4.79      2.89     3.35          --

Class D
  with fee waivers and
  expense reimbursements      5.74       2.67    3.68       --      4.92      3.05     3.69          --

  without fee waivers and
  expense reimbursements      5.35       2.26    3.15       --      4.53      2.64     3.16          --

                       For Periods Ended November 30, 2001

                                 Average Annual Total Returns (%)          Aggregate Total Returns (%)
                              -------------------------------------   -------------------------------------
                                           5       10       Since                  5       10       Since
                              1 Year     Years    Years   Inception   1 Year     Years    Years   Inception
                              ------     -----    -----   ---------   ------     -----    -----   ---------

U.S. Treasury Index/4/
Class A
  with fee waivers and
  expense reimbursements      9.55       7.11      7.36       --      9.55       40.96    103.52     --

  without fee waivers and
  expense reimbursements      9.06       6.58      6.75       --      9.06       38.31     97.43     --

Class C
  with fee waivers and
  expense reimbursements      9.12       6.91      7.27       --      9.12       39.69    101.70     --

  without fee waivers and
  expense reimbursements      8.63       6.38      6.66       --      8.63       37.04     95.61     --

Class D
  with fee waivers and
  expense reimbursements      9.12       6.71      7.08       --      9.12       38.40     98.14     --

  without fee waivers and
  expense reimbursements      8.63       6.18      6.47       --      8.63       35.75     92.05     --

                               Average Annual Total Returns-After     Average Annual Total Returns-After
                                     Taxes on Distributions         Taxes on Distributions and Redemptions
                               ----------------------------------   --------------------------------------
                                           5      10      Since                 5       10         Since
                               1 Year    Years   Years  Inception   1 Year    Years    Years     Inception
                               ------    -----   -----  ---------   ------    -----    -----     ---------

U.S. Treasury Index/4/
Class A
  with fee waivers and
  expense reimbursements       9.55       7.11    7.29     --       7.95      6.86     7.01         --

  without fee waivers and
  expense reimbursements       9.06       6.58    6.68     --       7.46      6.33     6.40         --

Class C
  with fee waivers and
  expense reimbursements       9.12       6.91    7.19     --       7.60      6.67     6.91         --

  without fee waivers and
  expense reimbursements       8.63       6.38    6.58     --       7.11      6.14     6.30         --

Class D
  with fee waivers and
  expense reimbursements       9.12       6.71    7.00     --       7.52      6.46     6.72         --

  without fee waivers and
  expense reimbursements       8.63       6.18    6.39     --       7.03      5.93     6.11         --

                       For Periods Ended November 30, 2001

                                 Average Annual Total Returns (%)          Aggregate Total Returns (%)
                              -------------------------------------   -------------------------------------
                                           5       10       Since                  5       10       Since
                              1 Year     Years    Years   Inception   1 Year     Years    Years   Inception
                              ------     -----    -----   ---------   ------     -----    -----   ---------

U.S. Government Securities/5/
Class A
  with fee waivers and
  expense reimbursements      10.03      6.53      --        5.90     10.03      37.19    --         64.29

  without fee waivers and
  expense reimbursements       9.58      6.07      --        5.34      9.58      34.89    --         59.43

Class C/6/
  with fee waivers and                   See Footnote 6                          See Footnote 6
  expense reimbursements

  without fee waivers and                See Footnote 6                          See Footnote 6
  expense reimbursements

Class D
  with fee waivers and
  expense reimbursements       9.59      6.13      --        5.55      9.59      34.62     --        59.63

  without fee waivers and
  expense reimbursements       9.14      5.67      --        4.99      9.14      32.32     --        54.77

                               Average Annual Total Returns-After     Average Annual Total Returns-After
                                     Taxes on Distributions         Taxes on Distributions and Redemptions
                               ----------------------------------   --------------------------------------
                                           5      10      Since                 5       10         Since
                               1 Year    Years   Years  Inception   1 Year    Years    Years     Inception
                               ------    -----   -----  ---------   ------    -----    -----     ---------

U.S. Government Securities/5/
Class A
  with fee waivers and
  expense reimbursements       7.82       4.10     --      3.66     6.05       4.00    --           3.59

  without fee waivers and
  expense reimbursements       7.37       3.64     --      3.10     5.60       3.54    --           3.03

Class C/6/
  with fee waivers and                    See Footnote 6                       See Footnote 6
  expense reimbursements

  without fee waivers and                 See Footnote 6                       See Footnote 6
  expense reimbursements

Class D
  with fee waivers and
  expense reimbursements       7.55       3.86     --       3.44    5.79       3.76    --           3.38

  without fee waivers and
  expense reimbursements       7.10       3.40     --       2.88    5.34       3.30    --           2.82

                       For Periods Ended November 30, 2001

                                 Average Annual Total Returns (%)          Aggregate Total Returns (%)
                              -------------------------------------   -------------------------------------
                                           5       10       Since                  5       10       Since
                              1 Year     Years    Years   Inception   1 Year     Years    Years   Inception
                              ------     -----    -----   ---------   ------     -----    -----   ---------

International Bond
Class A
  with fee waivers and
  expense reimbursements      5.81       0.40      --        4.22     5.81       2.02      --        37.35

  without fee waivers and
  expense reimbursements      5.25      (0.15)     --        3.67     5.25      (0.72)     --        33.12


Class D/7/
  with fee waivers and                  See Footnote 7                          See Footnote 7
  expense reimbursements

  Without fee waivers and               See Footnote 7                          See Footnote 7
  Expense reimbursements

                               Average Annual Total Returns-After     Average Annual Total Returns-After
                                     Taxes on Distributions         Taxes on Disgributions and Redemptions
                               ----------------------------------   --------------------------------------
                                           5      10      Since                 5       10         Since
                               1 Year    Years   Years  Inception   1 Year    Years    Years     Inception
                               ------    -----   -----  ---------   ------    -----    -----     ---------

International Bond
Class A
  with fee waivers and
  expense reimbursements       5.81       (0.98)   --      2.26     3.54      (0.31)    --          2.45

  without fee waivers and
  expense reimbursements       5.25       (1.53)   --      1.71     2.98      (0.86)    --          1.90


Class D/7/
  with fee waivers and                     See Footnote 7                     See Footnote 7
  expense reimbursements

  Without fee waivers and                  See Footnote 7                     See Footnote 7
  Expense reimbursements

1. For Class A, C and D Shares of the Bond Portfolio, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to July 3, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class D Shares of the Intermediate Bond Portfolio, performance information from August 1, 1997 to October 2, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on August 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

3. For Class A and D Shares of the Short-Intermediate Bond Portfolio, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance information from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class A, C and D Shares of the U.S. Treasury Index Portfolio, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to October 6, 1998 (commencement of Class C Shares) and November 16, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

5. For Class D Shares of the U.S. Government Securities Portfolio, performance information prior to September 15, 1994 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations April 5, 1993. Because fees and expenses of Class D Shares are 0.39%, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

6. From February 10, 1999 to the date of the Prospectus, no Class C shares of the U.S. Government Securities Portfolio were held by shareholders. Class C shares of the U.S. Government Securities Portfolio will have substantially similar annual returns when compared with Class A shares of the U.S. Government Securities Portfolio because shares of both Class A and Class C are invested in the same portfolio of securities. The annual returns of Class A and Class C shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

7. From August 22, 1999 to the date of the Prospectus, no Class D shares of the International Bond Portfolio were held by shareholders. Class D shares of the International Bond Portfolio will have substantially similar annual returns when compared with Class A shares of the International Bond Portfolio because shares of both Class A and Class D are invested in the same portfolio of securities. The annual returns of Class A and Class D shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

      The yield of a class of shares in the Portfolios is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, a Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

      The Portfolios' 30-day (or one month) standard yield is calculated for each class of the Portfolios in accordance with the method prescribed by the SEC for mutual funds:

                                                 6
                         Yield = 2[{(a-b/cd) + 1}  - 1]

        Where:     a = dividends and interest earned by a Portfolio during the period;

                   b = expenses accrued for the period (net of reimbursements);

                   c = average daily number of shares outstanding during the
                        period entitled to receive dividends; and

                   d = net asset value per share on the last day of the period.

      For the 30-day period ended November 30, 2001, the annualized yields for the outstanding Class A, Class C and Class D Shares of the Portfolios were as follows:


                                                       30-Day Yield
                                                       ------------

U.S. Government Securities Portfolio
      Class A                                             3.39%
      Class D                                             3.00%

Short-Intermediate Bond Portfolio
      Class A                                             4.59%
      Class D                                             4.20%

U.S. Treasury Index Portfolio
      Class A                                             4.01%
      Class C                                             3.76%
      Class D                                             3.61%

Core Bond Portfolio
      Class A                                             5.40%
      Class C                                              N/A
      Class D                                              N/A

Bond Portfolio
      Class A                                             5.83%
      Class C                                             5.58%
      Class D                                             5.45%

Intermediate Bond Portfolio
      Class A                                             4.27%
      Class D                                             3.87%

International Bond Portfolio
      Class A                                             3.90%

      The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Investment Adviser, Transfer Agent and Custodian" and "Co-Administrators and Distributor" under "Additional Trust Information." In the absence of such fee reductions and expense limitations, the annualized 30-day yields of each Portfolio with respect to Class A, Class C and Class D Shares would have been as follows:

                                                       30-Day Yield
                                                       ------------

U.S. Government Securities Portfolio
      Class A                                             2.94%
      Class D                                             2.55%

Short-Intermediate Bond Portfolio
      Class A                                             4.20%
      Class D                                             3.81%

U.S. Treasury Index Portfolio
      Class A                                             3.52%
      Class C                                             3.27%
      Class D                                             3.12%

Core Bond Portfolio
      Class A                                             4.95%
      Class C                                             N/A
      Class D                                             N/A

Bond Portfolio
      Class A                                             5.45%
      Class C                                             5.20%
      Class D                                             5.07%

Intermediate Bond Portfolio
      Class A                                             3.65%
      Class D                                             3.25%

International Bond Portfolio
      Class A                                             3.34%


      Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

      The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Portfolio will not be included in the Portfolios' calculations of performance information.

                                      TAXES

      The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

      The discussions of tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code"), and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal - General Information

      Each Portfolio intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of Code. As a regulated investment company, each Portfolio is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

      In addition to satisfaction of the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

      In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must generally consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more that 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

      None of the Portfolios expect to pay dividends that qualify for the dividends-received deduction for corporations.

      If for any taxable year any Portfolio were not to qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

      The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

      Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

      For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. As of November 30, 2001, the following Portfolios had capital loss carry forwards approximating the amount indicated for federal tax purposes: International Bond Portfolio, $85,000 (expires 2008); Bond Portfolio, $7,456,000 (expires 2008); Intermediate Bond Portfolio, $1,345,000 and $1,510,000 (expire 2007 and 2008, respectively); and Short-Intermediate Bond Portfolio, $14,285,000 (expires 2008). These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

      The Trust will be required in certain cases to withhold and remit to the United States Treasury federal income tax at a specified rate (30.0% for 2002 and 2003) from dividends or 31% of gross sale proceeds paid to any shareholder
(i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

Foreign Investors

      Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Description of Shares

      The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios, seven of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's non-money market portfolios: Class A, C and D Shares.

      Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account -- Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

      The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

       Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

      The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

      The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

      The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

      The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

      Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

      The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

      The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

      In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

      The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

      As of March 1, 2002, substantially all of the Portfolios' outstanding shares were held of record by Northern Trust for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March 1, 2002:

BOND PORTFOLIO
                                                                Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         MARSHFIELD ERP-DOM BOND-DV            6,275,935.09         14%
         PWC - SAVINGS PLAN INVEST             3,935,244.17         9%
         NORTHERN TRUST TIP BOND FUN DV        2,616,239.84         6%
         SUNBEAM - TNT BOND FUND               2,368,272.29         5%

Class C
-------
         PHYCOR-BENCHMARK BD C FD - DV           472,452.58         51%
         TUTHILL 401K - BOND FUND   -DV          246,073.99         27%
         KITCH - PROFIT SHARING-DV               198,078.43         21%

Class D
-------
         FIRST NATL BANK LA GRANGE /CBA            5,732.11         70%
         KISH VALLEY NATIONAL BANK                 2,225.14         27%
--------------------------------------------------------------------------------

CORE BOND PORTFOLIO
                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         LANNAN FOUNDATION-BOND FUND           3,047,091.94         23%
         U.S. SILICA - FIXED INCOME            1,731,055.51         13%
         PEMCO AEROPLEX - TNT FIXED INC        1,295,487.24         10%
         NORTHERN ILLINOIS                     1,021,433.17         8%
         STANADYNE - NORTHERN INST BOND          879,539.06         7%
         BOCA RATON FUND ACCOUNT                 702,373.35         5%

Class C
-------
         WILLIAM H BELDEN III                          10.7        100%

Class D
-------
         WILLIAM H BELDEN III                          10.7        100%
--------------------------------------------------------------------------------

INTERMEDIATE BOND PORTFOLIO
                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         HEICO - NIF INTERMEDIATE BOND         1,110,640.85        47%
         KEMPER NAT'L NQ RET. PLAN               332,411.39        14%

Class D
-------
         PEOPLES NATIONAL BANK & TRUST             1,391.56       100%
--------------------------------------------------------------------------------

INTERNATIONAL BOND PORTFOLIO
                                                                Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         NORTHERN TRUST-PENSION GENERAL         815,532.17         57%
         DOE RUN RESOURCES - TNT MGMT           234,417.36         16%
------------------------------------------------------------------------

SHORT-INTERMEDIATE BOND PORTFOLIO
                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         ALPA VEBA - NIF BOND FUND             1,494,625.39        12%
         FORD FAMILY FDN - TNT                 1,121,728.44        9%
         EMERSON INSTL S/T INTERMED-DV         1,009,387.55        8%

Class D
-------
         DACOTAH CO                                1,610.66        73%
         HEARTLAND BANK & TRUST                      540.44        24%
--------------------------------------------------------------------------------

U.S. TREASURY INDEX PORTFOLIO
                                                                Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         HENKEL RABBI TRUST ACCOUNT             425,614.64          21%
         COGNIS RABBI TRUST                     302,017.55          15%
         OLD SECOND NATL BK                     277,587.79          14%
         AUTOLIV ASP, INC-RESTRICTED TR         131,223.38          6%
         HUBBELL D.C. TRUST                     131,182.99          6%
         ACGME - NORTHERN ACTIVE                116,213.48          6%

Class C
-------
         WILSON SP GOODS-US TREAS -DV            51,902.20        101%

Class D
         FIRST NATL BANK LA GRANGE /CBA          10,870.93         99%
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO
                                                Number of       Percentage
                                             Number of Shares    of Shares
                                             ----------------   ----------
Class A
-------
         CTA - AUTHORITY TRUST                1,430,842.45          27%
         $-SHEET METAL HEALTH & WEL TNT         971,716.30          18%
         $ EIT 134 SUB FUND - N I FIXED         684,840.80          13%
         MCG RABBI- BNCH. GOVT.                 468,763.20           9%
         $-ILLINOIS ST PAINTERS WEL-TNT         356,069.76           7%
         LUMC-NORTHERN GOV'T SEC FD             337,485.01           6%
         SLB - H.C. MEDICAL                     279,267.42           5%

Class D
-------
         FIRST BANKERS TRUST                     34,162.75          66%
         EMJAYCO FBO SCHLUETER CO                 9,715.58          19%
         FIRST NATL BANK LA GRANGE /CBA           4,152.03           8%
--------------------------------------------------------------------------------

                                OTHER INFORMATION

      The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern Trust, NTI and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

      The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

      Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

      The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                   APPENDIX A
                                   ----------


Short-Term Issue Credit
-----------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      Local Currency and Foreign Currency Risks. Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings assigned to identify those instances where sovereign risks make them different for the same issuer.

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for "Prime - 1" securities.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.


      Fitch Ratings ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

      Plus (+) or Minus (-) may be appended to a rating other than "F-1" to denote relative status within the major rating categories.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes the ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The timely payment of financial commitments is strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities are considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in these categories have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

      Plus (+) or Minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or categories below "CCC".


Municipal Note Ratings
----------------------

      A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations:

      "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "SG" - This designation denotes speculative grade credit quality. Debt instruments in this category lack sufficient margins of protection.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B
                                   ----------


      As stated in their Prospectus, the Portfolios may enter into futures transactions and options thereon. Some of these transactions are described more fully in this Appendix. The Portfolios may also enter into futures transactions on other securities and instruments that are available in the markets from time to time.

I.    Interest Rate Futures Contracts
      -------------------------------

          Use of Interest Rate Futures Contracts. Bond prices are established in
          --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio could use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this could include the use of futures contract sales to protect against expected increases in interest rates and the use of futures contract purchases to offset the impact of interest rate declines.

          A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

          Interest rate futures contracts can also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

          Description of Interest Rate Futures Contracts. An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before a settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of a sale exceeds the price of the offsetting purchase, a Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, a Portfolio realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges-principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.   Index Futures Contracts
      -----------------------

          General. A bond index assigns relative values to the bonds included in
          -------
the index which fluctuates with changes in the market values of the bonds included.

          A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

          Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes, to increase total return.

III.  Futures Contracts on Foreign Currencies
      ---------------------------------------

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio for hedging purposes in anticipation of fluctuations in exchange rates between the U.S. dollars and other currencies arising from multinational transactions.

          A Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.   Margin Payments
      ---------------

          Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Custodian or a sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio's adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.    Risks of Transactions in Futures Contracts
      ------------------------------------------

          There are several risks in connection with the use of futures by the Portfolios, even when futures are used for hedging (non-speculative) purposes. In connection with the use of futures for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, the Portfolios may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Portfolio had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

          In general, positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by the Portfolios is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolios may have to sell securities at a time when they may be disadvantageous to do so.

          Futures purchased or sold by the International Bond Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of the International Bond Portfolio in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.   Options on Futures Contracts
      ----------------------------

      The Portfolios may purchase and write (sell) call and put options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of any underlying instruments, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may, unlike futures contracts where the risk of loss is potentially unlimited, frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters
      -------------

          Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "commodity pool operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS -- SHARES

..   DIVERSIFIED ASSETS PORTFOLIO

..   GOVERNMENT PORTFOLIO

..   GOVERNMENT SELECT PORTFOLIO

..   TAX-EXEMPT PORTFOLIO

..   MUNICIPAL PORTFOLIO


Prospectus dated April 1, 2002

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.

4   Portfolios
    4  Diversified Assets Portfolio
    5  Government Portfolio
    5  Government Select Portfolio
    6  Tax-Exempt Portfolio
    7  Municipal Portfolio
8   Principal Investment Risks
10  Portfolio Performance
    11 Diversified Assets Portfolio
    12 Government Portfolio
    13 Government Select Portfolio
    14 Tax-Exempt Portfolio
    15 Municipal Portfolio

16  Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

20  Investment Adviser
21  Advisory Fees
22  Other Portfolio Services

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

23  Purchasing and Selling Shares
    23 Investors
    23 Share Classes
    23 Opening an Account

    24 Selling Shares
25 Account Policies and Other Information
    25 Automatic Investment Arrangements
    25 Purchase and Redemption Minimums
    25 Calculating Share Price
    25 Timing of Purchase Requests
    26 Tax Identification Number
    26 In-Kind Purchases and Redemptions
    26 Miscellaneous Purchase Information
    26 Timing of Redemption and Exchange Requests
    26 Miscellaneous Redemption Information
    27 Exchange Privileges
    27 Telephone Transactions
    27 Advance Notification of Large Transactions
    27 Making Changes to Your Account Information
    28 Business Day
    28 Early Closings
    28 Authorized Intermediaries and Institutions
    28 Shareholder Communications
29  Distributions and Taxes
    29 Distributions
    29 Taxes
    30 Other Tax Information

RISKS, SECURITIES AND TECHNIQUES

31  Risks, Securities and Techniques

FINANCIAL INFORMATION

38  Financial Information

39  Portfolio Financial Highlights

FOR MORE INFORMATION

44  Annual/Semiannual Reports
44  Statement of Additional Information

OVERVIEW

NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS FIVE MONEY MARKET PORTFOLIOS (EACH A "PORTFOLIO") TO INSTITUTIONAL INVESTORS. EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES: SHARES, SERVICE SHARES AND PREMIER SHARES. SERVICE SHARES AND PREMIER SHARES ARE DESCRIBED IN A SEPARATE PROSPECTUS.

The descriptions on the following pages may help you choose the Portfolio that best fits your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. The Trust's seven fixed income, one balanced and eight equity portfolios are described in a separate prospectus.

The Portfolios seek to maintain a stable net asset value of $1.00 per share. Consistent with this policy, each of the Portfolios:

..   Limits its dollar-weighted average portfolio maturity to 90 days or less;

..   Buys securities with remaining maturities of 397 days or less (except or certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

..   Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Portfolio limits its investments to "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Diversified Assets, Government and Government Select Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In addition to the instruments described above and on the pages below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading "Risks, Securities and Techniques" beginning on page 31 of this Prospectus and the Statement of Additional Information ("Additional Statement").

                                                      MONEY MARKET PORTFOLIOS  3

PORTFOLIOS

DIVERSIFIED ASSETS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPLE INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

..    U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

..    U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

..    High-quality commercial paper and other obligations issued or guaranteed by
     U.S. and foreign corporations and other issuers;

..    Corporate bonds, notes, paper and other instruments that are of high quality;

..    Asset-backed securities (such as credit card and automobile receivables);

..    Securities issued or guaranteed as to principal and interest by the U.S.
     government or by its agencies or instrumentalities and custodial receipts with respect thereto;

..    U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or politica subdivisions, agencies or instrumentalities;

..    Repurchase agreements relating to the above instruments; and

..    Municipal securities issued or guaranteed by state or local governmental bodies.

Risks. These principal investment risks apply to the Portfolio: stable NAV risk, interest rate risk, credit (or default) risk, counterparty failure risk, guarantor (or credit enhancement) risk, management risk, liquidity risk, prepayment (or call) risk, debt extension risk and foreign securities risk. These and other risks are summarized on page 8.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 31 of this Prospectus.

4  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPLE INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such securities. The Portfolio may also invest up to 20% of its assets in custodial receipts (such as TIGRs and CATS) that represent interests in U.S. government securities but are not themselves considered U.S. government securities for this purpose.

Risks. These principal investment risks apply to the Portfolio: stable NAV risk, interest rate risk, prepayment (or call) risk, debt extension risk, Government securities risk, counterparty failure risk, guarantor (or credit enhancement) risk, management risk and liquidity risk. These and other risks are summarized on page 8.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 31 of this Prospectus.

GOVERNMENT SELECT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPLE INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. The Portfolio also seeks, under normal circumstances, to acquire only those U.S. government securities the interest upon which is generally exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies and instrumentalities, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

Under unusual circumstances, such as when appropriate securities which are exempt from state taxes are unavailable, the Portfolio may make temporary investments in non-exempt U.S. government securities and cash equivalents, including money market funds and time deposits with a maturity of three months or less, and hold uninvested cash.

Risks. These principal investment risks apply to the Portfolio: stable NAV risk, interest rate risk, prepayment (or call) risk, debt extension risk, Government securities risk, guarantor (or credit enhancement) risk, management risk and liquidity risk. These and other risks are summarized on page 8.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 31 of this Prospectus.

                                                       MONEY MARKET PORTFOLIOS 5

TAX-EXEMPT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from Federal income tax by investing primarily in municipal instruments.

PRINCIPLE INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term instruments, the interest on which is exempt from Federal income tax ("municipal instruments"). The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

..    Fixed and variable rate notes and similar debt instruments;

..    Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

..    Tax-exempt commercial paper;

..    Rated and unrated municipal bonds, notes, paper or other instruments; and

..    Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies or instrumentalities.

Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in municipal instruments. Interest earned by the Portfolio on AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Portfolio meets this policy. For shareholders subject to AMT, a limited portion of the Portfolio's dividends may be subject to Federal income tax.

During extraordinary circumstances, however, the Portfolio may take a temporary defensive posture and hold uninvested cash or invest in AMT obligations and taxable securities without limitation. During these unusual periods, the Portfolio may not achieve its investment objective.

Taxable investments will consist exclusively of those instruments that may be purchased by the Diversified Assets Portfolio.

Risks. These principal investment risks apply to the Portfolio: stable NAV risk, interest rate risk, credit (or default) risk, guarantor (or credit enhancement) risk, management risk, liquidity risk, prepayment (or call) risk, debt extension risk, project/industrial development bond risk and tax risk. These and other risks are summarized on page 8.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 31 of this Prospectus.

6  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital, a high level of income exempt from regular Federal income tax by investing primarily in municipal instruments. This objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

..    Fixed and variable rate notes and similar debt instruments;

..    Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

..    Tax-exempt commercial paper;

..    Rated and unrated municipal bonds, notes, paper or other instruments; and

..    Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies or instrumentalities.

Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in municipal instruments. Subject to this limitation, the Portfolio may hold uninvested cash and invest in taxable instruments. During extraordinary circumstances, however, the Portfolio may take a temporary defensive posture and hold uninvested cash or invest intaxable securities without limitation. During these unusual periods the Portfolio may not achieve its investment objective.

The Portfolio is not limited in the amount of its assets that may be invested in AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Portfolio's dividends may be subject to Federal income tax. The Portfolio does not currently intend to invest in AMT obligations. The Portfolio, however, retains the ability to invest any or all of its assets in AMT obligations, and may do so in the future.

Taxable investments will consist of those instruments that may be purchased by the Diversified Assets Portfolio.

Risks. These principal investment risks apply to the Portfolio: stable NAV risk, interest rate risk, credit (or default) risk, guarantor (or credit enhancement) risk, management risk, liquidity risk, prepayment (or call) risk, debt extension risk, project/industrial development bond risk and tax risk. These and other risks are summarized on page 8.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 31 of this Prospectus.

                                                      MONEY MARKET PORTFOLIOS  7

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk, which will affect the value of a Portfolio, its yield and investment performance, and the price of its shares.

AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH OF THE PORTFOLIOS SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIOS.

The following summarizes the principal risks that may affect the Portfolios.

RISKS THAT APPLY TO ALL PORTFOLIOS

Stable NAV risk is the risk that a Portfolio will not be able to maintain a net asset value per share of $1.00 at all times.

Interest rate risk is the risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield (and the market value of its securities) will tend to be higher.

Guarantor (or Credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Portfolio's investments in securities backed by letters of credit or other credit enhancements issued by such bank or institution to decline in value.

Counterparty failure risk is the risk that an issuer of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds on the same Business Day that shares are redeemed, because of unusual market conditions, an unusually high volume of redemption requests or other reasons.


RISK THAT APPLIES PRIMARILY TO THE GOVERNMENT AND GOVERNMENT SELECT PORTFOLIOS


Government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

RISKS THAT APPLY PRIMARILY TO THE DIVERSIFIED ASSETS, TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Credit (or Default) risk is the risk that an issuer of fixed income securities held by the Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High-quality securities are generally believed to have relatively low degrees of credit risk.

Prepayment (or Call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce a Portfolio's income.

8  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and a Portfolio will suffer from the inability to invest in higher yielding securities.

RISKS THAT APPLY TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Project/industrial development bond risk is the risk that a Portfolio may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

Tax risk is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Portfolio to pay tax-exempt dividends or the value of municipal instruments.

RISK THAT APPLIES TO THE DIVERSIFIED ASSETS PORTFOLIO

Foreign securities risk is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

More information about the risks of investing in the Portfolios is provided in "Risks, Securities and Techniques" beginning on page 31. You should carefully consider the risks discussed in these sections before investing in a Portfolio.

                                                     MONEY MARKET PORTFOLIOS   9

PORTFOLIO PERFORMANCE

THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING CHANGES IN THE PERFORMANCE OF A PORTFOLIO'S SHARES FROM YEAR TO YEAR.

The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects certain expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.

10  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

DIVERSIFIED ASSETS PORTFOLIO

CALENDAR YEAR TOTAL RETURN

1992  3.72%
1993  3.01%
1994  4.06%
1995  6.79%
1996  5.28%
1997  5.45%
1998  5.39%
1999  5.03%
2000  6.20%
2001  4.16%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN
        Q4 2000

      1.61%

WORST QUARTER RETURN
   Q4 2001

      0.65%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

----------------------------------------------------------------------------------------------
                                       Inception                                   Since
                                         Date       1-Year   5-Year   10-Year    Inception
----------------------------------------------------------------------------------------------
Diversified Assets Portfolio            6/1/83      4.16%    5.26%    4.81%        6.26%
----------------------------------------------------------------------------------------------

The 7-day yield for Shares of the Portfolio as of December 31, 2001: 2.24%. For the current 7-day yield, call 800/637-1380 or visit northernfunds.com/institutional.


                                                     MONEY MARKET PORTFOLIOS  11

GOVERNMENT PORTFOLIO

CALENDAR YEAR TOTAL RETURN

1992  3.85%
1993  2.94%
1994  3.93%
1995  5.65%
1996  5.17%
1997  5.34%
1998  5.30%
1999  4.91%
2000  6.18%
2001  3.91%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN
   Q3 2000

     1.60%

WORST QUARTER RETURN
   Q4 2001

     0.55%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

------------------------------------------------------------------------------------
                                Inception                                   Since
                                  Date     1-Year   5-Year    10-Year    Inception
-----------------------------------------------------------------------------------
Government Portfolio            10/29/85   3.91%    5.13%     4.71%      5.65%
-----------------------------------------------------------------------------------

The 7-day yield for Shares of the Portfolio as of December 31, 2001: 1.83%. For the current 7-day yield, call 800/637-1380 or visit northernfunds.com/institutional.


12  NORTHERN INSTITUTIONAL FUNDS

GOVERNMENT SELECT PORTFOLIO

CALENDAR YEAR TOTAL RETURN

1992  3.69%
1993  3.04%
1994  4.09%
1995  5.02%
1996  5.29%
1997  5.44%
1998  5.40%
1999  4.99%
2000  6.27%
2001  4.01%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN
   Q4   2000

     1.61%

WORST QUARTER RETURN
   Q4   2001

     0.59%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                          Inception                                    Since
                                            Date      1-Year    5-Year    10-Year    Inception
----------------------------------------------------------------------------------------------
   Government Select Portfolio            11/7/90     4.01%     5.22%     4.80%      4.94%
----------------------------------------------------------------------------------------------

The 7-day yield for Shares of the Portfolio as of December 31, 2001: 1.96%. For the current 7-day yield, call 800/637-1380 or visit northernfunds.com/ institutional.

                                                   MONEY MARKET PORTFOLIOS    13

TAX - EXEMPT PORTFOLIO

CALENDAR YEAR TOTAL RETURN

1992  2.90%
1993  2.27%
1994  2.61%
1995  3.73%
1996  3.33%
1997  3.46%
1998  3.29%
1999  2.99%
2000  3.97%
2001  2.62%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN
 Q4    2000

     1.01%

WORST QUARTER RETURN
 Q4     2001

     0.44%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                      Inception                                   Since
                                        Date       1-Year    5-Year   10-Year   Inception
-----------------------------------------------------------------------------------------
   Tax-Exempt Portfolio 8/12/83                     2.62%     3.25%    3.11%      4.01%
-----------------------------------------------------------------------------------------

The 7-day yield for Shares of the Portfolio as of December 31, 2001: 1.61%. For the current 7-day yield, call 800/637-1380 or visit northernfunds.com/institutional.

14      NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MUNICIPAL PORTFOLIO

CALENDAR YEAR TOTAL RETURN

2000  4.83%
2001  2.72%


BEST AND WORST QUARTERLY PERFORMANCE

(for the periods ended December 31, 2001)

BEST QUARTER RETURN
   Q2  2000

     1.05%

WORST QUARTER RETURN
   Q4  2001

     0.47%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                        Inception                    Since
                          Date           1-Year    Inception
   Municipal Portfolio   12/1/99          2.72%       3.39%

The 7-day yield for Shares of the Portfolio as of December 31, 2001: 1.72%. For the current 7-day yield, call 800/637-1380 or visit northernfunds.com/institutional.

                                                     MONEY MARKET PORTFOLIOS  15

PORTFOLIO FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolios. Please note that it does not reflect any charges that may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their Customers (as defined on page 23). (For more information, please see "Account Policies and Other Information" on page 25.)

                            SHAREHOLDER FEES
                           (fees paid directly from your investment)

                                                                 Sales Charge
                           Sales Charge                         (Load) Imposed
                          (Load) Imposed    Deferred Sales       on Reinvested    Redemption   Exchange
Portfolio                  on Purchases      Charge (Load)       Distributions       Fees        Fees
---------------------------------------------------------------------------------------------------------
Diversified Assets               None             None               None            None        None
---------------------------------------------------------------------------------------------------------
Government                       None             None               None            None        None
---------------------------------------------------------------------------------------------------------
Government Select                None             None               None            None        None
---------------------------------------------------------------------------------------------------------
Tax-Exempt                       None             None               None            None        None
---------------------------------------------------------------------------------------------------------
Municipal                        None             None               None            None        None
---------------------------------------------------------------------------------------------------------

16  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                                Total Annual
  Management        Distribution            Other         Portfolio Operating
   Fees/(1)/        (12b-1) Fees          Expenses/(2)/      Expenses/(3)/
--------------------------------------------------------------------------------
    0.25%              None                 0.11%                0.36%
--------------------------------------------------------------------------------
    0.25%              None                 0.13%                0.38%
--------------------------------------------------------------------------------
    0.20%              None                 0.12%                0.32%
--------------------------------------------------------------------------------
    0.25%              None                 0.13%                0.38%
--------------------------------------------------------------------------------
    0.20%              None                 0.18%                0.38%
--------------------------------------------------------------------------------

                                                     MONEY MARKET PORTFOLIOS  17

LEFT FOOTNOTES COLUMN REVERSE BOX HEAD


  /1/This information has been restated to reflect the reduced contractual management fee rates for the Government Select and Municipal Portfolios that are effective April 1, 2002. Prior to April 1, 2002, the contractual management fee rates for the Government Select and Municipal Portfolios were 0.25% of each Portfolio's average daily net assets. For the fiscal year ended November 30, 2001, the Investment Adviser voluntarily waived a portion of its management fee for the Government Select and Municipal Portfolios. As a result of the fee waiver, actual management fees paid by the Government Select and Municipal Portfolios for the fiscal year ended November 30, 2001 were 0.10% of each Portfolio's average daily net assets. As of the date of this Prospectus, the actual management fees paid by both the Government Select and Municipal Portfolios were 0.10% of each Portfolio's average daily net assets as a result of fee waivers. Fee waivers may be terminated at any time at the option of the Investment Adviser.

  /2/"Other Expenses" include co-administration fees and all other ordinary operating expenses of each Portfolio not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolios at the annual rate of 0.10% of the average daily net assets of each Portfolio. The Co-Administrators are also entitled to additional fees for special legal services. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses (including fees payable to the Co-Administrators, but excluding management fees, transfer agency fees, servicing agent fees, taxes, interest and other extraordinary expenses) which exceed on an annualized basis 0.10% of each Portfolio's average daily net assets.

  /3/As a result of the fee waivers and expense reimbursements, the actual management fees, distribution (12b-1) fees, other operating expenses and total annual operating expenses for each Portfolio for the fiscal year ended November 30, 2001 were as set forth below. Fee waivers (and voluntary expense reimbursements, if applicable) may be terminated at any time at the option of the Investment Adviser. If this occurs, "Total Annual Portfolio Operating Expenses" may increase without shareholder approval.


                                                                                      Total Annual
                                                   Distribution      Other        Portfolio Operating
Portfolio                     Management Fees      (12b-1) Fees     Expenses            Expenses
-----------------------------------------------------------------------------------------------------
Diversified Assets                 0.25%               None          0.10%               0.35%
-----------------------------------------------------------------------------------------------------
Government                         0.25%               None          0.10%               0.35%
-----------------------------------------------------------------------------------------------------
Government Select                  0.10%               None          0.10%               0.20%
-----------------------------------------------------------------------------------------------------
Tax-Exempt                         0.25%               None          0.10%               0.35%
-----------------------------------------------------------------------------------------------------
Municipal                          0.10%               None          0.11%               0.21%
-----------------------------------------------------------------------------------------------------


 18  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EXAMPLE

The following Example is intended to help you compare the cost of investing in Shares of a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio                   1 Year   3 Years   5 Years     10 Years
--------------------------------------------------------------------
Diversified Assets
   Shares                    $ 37     $ 116     $ 202       $ 456
--------------------------------------------------------------------
Government
   Shares                    $ 39     $ 122     $ 213       $ 480
--------------------------------------------------------------------
Government Select
   Shares                    $ 33     $ 103     $ 180       $ 406
--------------------------------------------------------------------
Tax-Exempt
   Shares                    $ 39     $ 122     $ 213       $ 480
--------------------------------------------------------------------
Municipal
   Shares                    $ 39     $ 122     $ 213       $ 480
--------------------------------------------------------------------


                                                     MONEY MARKET PORTFOLIOS  19

INVESTMENT ADVISER


Northern Trust Investments, Inc. ("NTI"), a subsidiary of The Northern Trust Company ("TNTC"), serves as the Investment Adviser of each of the Portfolios.* NTI is located at 50 South LaSalle Street, Chicago, Illinois 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."

NTI is an Illinois state chartered trust company and an investment adviser registered under the Investment Advisers Act of 1940. Formed in 1988, it primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $1.68 trillion of assets, including approximately $330.1 billion of assets under discretionary management. As of such date, Northern Trust Corporation and its subsidiaries had approximately $39.7 billion in assets, $25 billion in deposits and employed over 9,400 persons.

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.

*Prior to January 1, 2001, TNTC served as Investment Adviser of the Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as Investment Adviser of each of the Portfolios.

20  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

ADVISORY FEES

As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 2001.


                                                Advisory Fee Paid
                             Contractual         for Fiscal Year
Portfolio                      Rate              Ended 11/30/01
--------------------------------------------------------------------
Diversified Assets              0.25%                 0.25%
--------------------------------------------------------------------
Government                      0.25%                 0.25%
--------------------------------------------------------------------
Government Select               0.20%*                0.10%
--------------------------------------------------------------------
Tax-Exempt                      0.25%                 0.25%
--------------------------------------------------------------------
Municipal                       0.20%*                0.10%


The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

*Prior to April 1, 2002, the contractual advisory fees for the Government Select and Municipal Portfolios were 0.25% of each Portfolio's daily net assets.

                                                    MONEY MARKET PORTFOLIOS   21

OTHER PORTFOLIO SERVICES


TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various servicing functions, and any shareholder inquiries should be directed to it. NTI and PFPC serve as Co-Administrators for each Portfolio. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" beginning on page 16 and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services if consistent with the Investment Company Act of 1940 (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.

22  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PURCHASING AND SELLING SHARES

INVESTORS

Institutional investors, which are acting on their own behalf or on behalf of their customers, clients, employees, participants and others ("Customers"), may invest in the Shares of each Portfolio through their institutional accounts at Northern Trust or an affiliate. They may also establish accounts directly with the Trust. There is no sales charge imposed on investments. Institutional investors ("Institutions") include:

..    Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

..    Corporations, partnerships, business trusts and other institutions and organizations; and

..    Northern Trust and its affiliates when acting on behalf of the foregoing.

SHARE CLASSES

Each Portfolio offers three classes of shares: Shares, Service Shares and Premier Shares. Service Shares and Premier Shares are described in a separate prospectus.

..    Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.

..    Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.

..    Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers.

Shares of each class bear their pro rata Portion of all operating expenses paid by a Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio's Service Shares and Premier Shares and transfer agency fees. Because of these class-specific expenses, the performance of the Shares of a Portfolio described in this Prospectus is expected to be higher than the performance of both the Service Shares and Premier Shares of the same Portfolio and the performance of a Portfolio's Service Shares is expected to be higher than the performance of the same Portfolio's Premier Shares.

OPENING AN ACCOUNT

You may purchase Shares of each Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more portfolios of the Trust. This minimum does not apply, however, to Shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments.

Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase Shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase Shares directly from the Trust as described in this Prospectus.

BY MAIL

..    Read this Prospectus carefully.

..    Complete and sign the new account application.

..    Include a certified corporate resolution (or other acceptable evidence of authority).

..    Enclose a check or Federal Reserve draft payable to the specific Portfolio.
     If investing in more than one Portfolio, please include a separate check for each.

..    Mail your check, corporate resolution and completed application to:


Northern Institutional Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

                                                     MONEY MARKET PORTFOLIOS  23

BY TELEPHONE

..    Read this Prospectus carefully.

..    Call the Transfer Agent at 800/637-1380.

To open a new account please provide:

..    The name of the Portfolio in which you would like to invest

..    The number of Shares or dollar amount to be invested

..    The method of payment

To add to an existing account, please provide:

..    The Institution's name

..    Your Account Number

BY WIRE OR AUTOMATED CLEARING HOUSE TRANSFER ("ACH TRANSFER")

To open a new account:

..    Call the Transfer Agent at 800/637-1380 for instructions.

..    For more information about the purchase of Shares, call the Transfer Agent at 800/637-1380.

To add to an existing account:

..    Have your bank wire Federal funds or effect an ACH Transfer to:

The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
(Reference 10 Digit Portfolio Account No.)
(Reference Shareholder's Name)

SELLING SHARES

Through an Institutional Account. Institutions may sell (redeem) Shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase Shares directly from the Trust may redeem their Shares through the Transfer Agent in one of the following ways:

BY MAIL

Send a written request to:


Northern Institutional Funds
c/o The Northern Trust Company
P.O. Box 75986
Chicago, Illinois 60675-5986

The letter of instruction must include:

..    The signature of a duly authorized person

..    Your account number

..    The name of the Portfolio

..    The number of Shares or the dollar amount to be redeemed

BY TELEPHONE

..    Call the Transfer Agent at 800/637-1380 for instructions.

..    During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares By Mail."

BY WIRE

..    Call the Transfer Agent at 800/637-1380 for instructions.

..    You must have given authorization for expedited wire redemption.

..    The minimum amount that may be redeemed by this method is $10,000.

24  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

ACCOUNT POLICIES AND OTHER INFORMATION

Automatic Investment Arrangements. Institutions may purchase Shares through their institutional accounts at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust will normally provide funds by provisionally crediting the Institution's account on the day the calculation is made. Institutions should contact Northern Trust for more information about their automatic investment arrangements.

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in a Portfolio and one or more other investment portfolios of the Trust. This minimum does not apply, however, to Shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues Shares and redeems Shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of net assets attributed to that class by the number of outstanding shares of the class. The NAV for each Portfolio and class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your Shares is the one calculated after your purchase, exchange or redemption order is received or accepted as described below.

Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.


Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 1:00 p.m., Chicago time, on any Business Day will be executed on the day they are received by the Transfer Agent or other authorized intermediary, provided that either:

..    The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 1:00 p.m., Chicago time, the same Business Day;

..    The order is accepted by an authorized intermediary and payment is to be made by the close of the same Business Day in Federal or other immediately available funds according to procedures authorized by the Trust; or

..    Payment in Federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 1:00 p.m., Chicago time, on a Business Day will be executed on the next Business Day, provided that payment is made as noted above. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority. If an Institution pays for Shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

If payment is not received as described above from an authorized intermediary on the same Business Day of acceptance of an order by the authorized intermediary, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 28.

                                                     MONEY MARKET PORTFOLIOS  25

Tax Identification Number. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for Shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

..    Institutions are responsible for transmitting purchase orders to the
     Transfer Agent and delivering required funds on a timely basis.

..    Institutions are responsible for all losses and expenses of a Portfolio in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

..    Shares of a Portfolio are entitled to the dividends declared by the
     Portfolio beginning on the Business Day the purchase order is executed, provided payment in Federal or other immediately available funds is received by the Transfer Agent by the time designated above.

..    The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

Timing of Redemption and Exchange Requests.

Redemption and exchange requests will be effected at the NAV next determined after your exchange or redemption order is received in good order. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or shares); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Account Policies and Other Information--Making Changes to Your Account Information."

If either the Transfer Agent or Northern Trust (with respect to your institutional account) receives a redemption order by 1:00 p.m., Chicago time, on a Business Day, redemption proceeds will normally be paid in Federal funds or other immediately available funds wired or sent by check to you or, if you so choose, to your institutional account with Northern Trust, on the same Business Day.

Redemption orders received after 1:00 p.m., Chicago time, will be effected the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the next Business Day after receipt in good order.

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 28.

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

..    The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

..    If you are redeeming recently purchased Shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

26  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

..    Institutions are responsible for transmitting redemption orders to the
     Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

..    Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

..    Dividends on Shares are earned through and including the day prior to the day on which they are redeemed.

..    The Trust and the Transfer Agent reserve the right to redeem Shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

..    The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

..    The Trust reserves the right to change or discontinue any of its redemption procedures.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange Shares of a Portfolio for Shares of another Portfolio. The registration of both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable, A $1,000 minimum investment applies. An exchange is a redemption of shares you own and the purchase of shares you are acquiring. It is considered a taxable event and may result in a gain or loss.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Advance Notification of Large Transactions. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m., Chicago time, if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

                                                     MONEY MARKET PORTFOLIOS  27

Business Day. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. A "Business Day" does not include a holiday observed by the Transfer Agent and the Exchange. In 2002 these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Early Closings. The Portfolios reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when the Transfer Agent or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Authorized Intermediaries and Institutions. The Trust may authorize certain Institutions that are financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.

Customers purchasing Shares through an Institution should read their account agreements carefully. An Institution's requirements may differ from those listed in this Prospectus. An Institution may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular Institution to maintain a minimum balance with the Institution and the balance falls below this minimum, the Customer may be required to redeem all or a part of his investment in a Portfolio.

Northern Trust may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of Shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolios on behalf of their Customers may be required to register as dealers.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Trust's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at 800/637-1380 or by mail at the Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986.

 28  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio's assets less estimated expenses. Each Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Shares in an account that is not subject to a standing order for the purchase of additional Shares.

In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are automatically reinvested (without any sales charge) in additional Shares of the same Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern Trust, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

TAXES

Each Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute substantially all of its net income to shareholders each year. Except for exempt-interest dividends paid by the Tax-Exempt and Municipal Portfolios, dividends derived from interest income and short-term capital gains will be taxable as ordinary income, and distributions, if any, derived from net long-term capital gains will generally be taxable as long-term capital gains, unless you have a tax-advantaged account. This is true whether dividends and distributions are received in cash or reinvested in Shares.

The Tax-Exempt and Municipal Portfolios intend to pay substantially all of their dividends as "exempt-interest dividends," which are exempt from Federal income tax. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of either the Tax-Exempt or Municipal Portfolios generally will not be deductible for Federal income tax purposes.

In certain instances, dividends paid by the Tax-Exempt and Municipal Portfolios, while exempt from regular Federal income tax, may be subject to the alternative minimum tax. In addition, the Tax-Exempt and Municipal Portfolios may invest a portion of their assets in securities that generate income that is not exempt from Federal tax. Any dividends paid by the Tax-Exempt or Municipal Portfolios that are derived from taxable interest or from capital gains will be subject to Federal income tax.

The Tax-Exempt and Municipal Portfolios will each determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. The Tax-Exempt and Municipal Portfolios will apply these percentages uniformly to all distributions declared from net investment income during that year.

Except as stated below, you may be subject to state and local taxes on Portfolio distributions and redemptions. State income taxes may not apply, however, to the portions of a Portfolio's distributions, if any, that are attributable to interest on certain types of Federal securities or interest on securities issued by the particular state or municipalities within the state.

                                                     MONEY MARKET PORTFOLIOS  29

OTHER TAX INFORMATION

Dividends and distributions from each Portfolio will generally be reportable by you in the tax year in which they are paid with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Your investment in the Portfolios could have additional tax consequences. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States Federal income tax treatment. You should consult your tax professional for information regarding all the tax consequences applicable to your investments in the Portfolios. More information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.

In particular, although the Government Select Portfolio intends to invest primarily in U.S. government securities, the interest on which is generally exempt from state income taxation, you should consult your own tax professional to determine whether this is true in your own situation. Similarly, dividends paid by the Portfolios (including the Tax-Exempt and Municipal Portfolios) may be taxable under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

 30  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE TYPES OF SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST AND THEIR RELATED RISKS. It also explores the various investment techniques that the investment management team may, but is not required to, use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and policies.

--------------------------------------------------------------------------------

Investment Objectives and Policies. The investment objective of the Municipal Portfolio may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or other credit enhancements.

Investment strategy. The Diversified Assets Portfolio, Tax-Exempt Portfolio and Municipal Portfolio may purchase various types of asset-backed securities that are "Eligible Securities" as defined by the SEC. The Government Portfolio may only purchase asset-backed securities (such as mortgage-backed securities) that are issued and guaranteed by the U.S. government, its agencies or instrumentalities.

Special risks. In addition to credit and market risk, asset-backed securities usually involve prepayment risk because the underlying assets (loans) may usually be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities may involve certain risks not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

                                                     MONEY MARKET PORTFOLIOS  31

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. Each Portfolio may also borrow up to an additional 5% of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.


Investment strategy. The Diversified Assets, Government, Tax-Exempt and Municipal Portfolios may purchase custodial receipts. Investments by the Government Portfolio in custodial receipts will not exceed 20% of the value of its net assets.

Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest rates, or indices. Derivatives include structured debt obligations such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

Investment strategy. A Portfolio will invest in derivatives only if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

 32  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Diversification. Diversifying its holdings can help a Portfolio reduce the risks of investing. In accordance with current SEC regulations, each Portfolio will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Portfolio may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders.

Foreign Securities. The Diversified Assets Portfolio, and to the extent permitted below, the Government Portfolio, may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. The Diversified Assets Portfolio may also invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

Investment strategy. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase. The Government Portfolio may make limited investments (but in no event more than 20% of its net assets) in debt obligations of supranational entities.

Special risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, possible seizure or nationalization of foreign holdings or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, to different accounting, auditing and recordkeeping requirements, and to volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

                                                     MONEY MARKET PORTFOLIOS  33

Investment strategy. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security which is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

Investment strategy. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

Special risks. IFAs are not insured by a government agency --they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there may be no active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price.

Investment Companies. In connection with the management of their daily cash positions, the Portfolios may invest in shares of other money market funds which invest in short-term, high quality debt securities and securities issued by other investment companies consistent with their investment objectives and policies.

Investment strategy. Investments by a Portfolio in other money market funds will be subject to the limitations of the Investment Company Act of 1940 and SEC orders. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company or a series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

Special risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.

34  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

The Tax-Exempt Portfolio and Municipal Portfolio may each acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise their rights for trading purposes.

Investment strategy. Although it is not their current policy to do so on a regular basis, each of the Tax-Exempt and Municipal Portfolios may invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, neither the Tax-Exempt Portfolio nor the Municipal Portfolio intends to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

Portfolios in addition to the Tax-Exempt and Municipal Portfolios may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolios on such investments will be taxable to shareholders.

Special risks. Municipal instruments purchased by the Tax-Exempt and Municipal Portfolios may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.

In addition, when a substantial portion of a Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

                                                     MONEY MARKET PORTFOLIOS  35

Special risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer losses if a court determines that the Portfolio's interest in the collateral is not enforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Portfolios may lend securities on a short-term basis to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in short-term investments.

Special risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may possibly incur a capital loss. In addition, a Portfolio may incur a loss in reinvesting the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

Investment strategy. Each of the Portfolios may purchase stripped securities.

Special risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio's investment performance.

Taxable Investments. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

Investment strategy. The Tax-Exempt and Municipal Portfolios may each invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

Special risks. Dividends paid by the Tax-Exempt and Municipal Portfolios that are derived from interest paid on taxable investments will generally be taxable to each Portfolio's shareholders as ordinary income for Federal income tax purposes. The Tax-Exempt and Municipal Portfolios may not achieve their investment objectives when their assets are invested in taxable obligations.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

36  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Special risks. Not all U.S. government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

Investment strategy. Each Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Portfolio if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Portfolio.

Special risks. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolios would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the securities may decrease in value by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase before the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Miscellaneous. TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


                                                     MONEY MARKET PORTFOLIOS  37

 FINANCIAL INFORMATION


 THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF SHARES OF THE PORTFOLIOS FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS). Certain information reflects financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge.

38 NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PORTFOLIO FINANCIAL HIGHLIGHTS            FOR THE FISCAL YEARS ENDED NOVEMBER 30


DIVERSIFIED ASSETS PORTFOLIO

--------------------------------------------------------------------------------------------------------

                                                                    SHARES
                                            2001         2000        1999          1998          1997
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $     1.00  $     1.00  $     1.00    $     1.00    $     1.00

Income from investment operations:

   Net investment income                        0.04        0.06        0.05          0.05          0.05

Total income from investment operations         0.04        0.06        0.05          0.05          0.05
--------------------------------------------------------------------------------------------------------

Less distributions paid:

   From net investment income                  (0.04)      (0.06)      (0.05)        (0.05)        (0.05)

Total distributions paid                       (0.04)      (0.06)      (0.05)        (0.05)        (0.05)
--------------------------------------------------------------------------------------------------------

Net asset value, end of year              $     1.00  $     1.00  $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------

Total return/(1)/                               4.52%       6.20%       4.99%         5.36%         5.42%

Supplemental data and ratios:

   Net assets, in thousands, end of year  $9,620,568  $7,526,789  $7,475,275    $4,794,830    $3,941,586

   Ratio to average net assets of:

     Expenses, net of waivers and
      reimbursements                            0.35%       0.35%       0.35%         0.35%         0.35%

     Expenses, before waivers and
      reimbursements                            0.36%       0.38%       0.38%         0.38%         0.36%

     Net investment income, net of
        waivers and reimbursements              4.35%       6.05%       4.89%         5.31%         5.30%

     Net investment income, before
        waivers and reimbursements              4.34%       6.02%       4.86%         5.28%         5.29%
--------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.


                                                      MONEY MARKET PORTFOLIOS 39

PORTFOLIO FINANCIAL HIGHLIGHTS            FOR THE FISCAL YEARS ENDED NOVEMBER 30

GOVERNMENT PORTFOLIO

                                                                       SHARES
                                             2001        2000           1999       1998            1997
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $     1.00  $     1.00     $     1.00  $     1.00     $     1.00

Income from investment operations:
   Net investment income                        0.04        0.06           0.05        0.04           0.05

Total income from investment operations         0.04        0.06           0.05        0.04           0.05
----------------------------------------------------------------------------------------------------------

Less distributions paid:
   From net investment income                  (0.04)      (0.06)         (0.05)      (0.04)         (0.05)

Total distributions paid                       (0.04)      (0.06)         (0.05)      (0.04)         (0.05)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year              $     1.00  $     1.00     $     1.00  $     1.00     $     1.00
----------------------------------------------------------------------------------------------------------

Total return/(1)/                               4.30%       6.10%          5.08%       5.28%          5.31%

Supplemental data and ratios:
   Net assets, in thousands, end of year  $2,747,048  $2,062,597     $1,565,743  $1,652,870     $1,051,401

   Ratio to average net assets of:
     Expenses, net of waivers and
        reimbursements                          0.35%       0.35%          0.35%       0.35%          0.35%

     Expenses, before waivers and
        reimbursements                          0.38%       0.38%          0.38%       0.40%          0.37%

     Net investment income, net of
        waivers and reimbursements              4.07%       5.95%          4.75%       5.22%          5.18%

     Net investment income, before
        waivers and reimbursements              4.04%       5.92%          4.72%       5.17%          5.16%
----------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.


40 NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PORTFOLIO FINANCIAL HIGHLIGHTS            FOR THE FISCAL YEARS ENDED NOVEMBER 30

GOVERNMENT SELECT PORTFOLIO

-------------------------------------------------------------------------------------------------------------------
                                                                             SHARES
                                                      2001         2000         1999         1998          1997
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $     1.00   $     1.00   $     1.00   $     1.00    $     1.00

Income from investment operations:
   Net investment income                                 0.04         0.06         0.05         0.05          0.05

Total income from investment operations                  0.04         0.06         0.05         0.05          0.05
-------------------------------------------------------------------------------------------------------------------
Less distributions paid:
   From net investment income                           (0.04)       (0.06)       (0.05)       (0.05)        (0.05)

Total distributions paid                                (0.04)       (0.06)       (0.05)       (0.05)        (0.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                        4.39%        6.18%        4.94%        5.38%         5.41%

Supplemental data and ratios:
   Net assets, in thousands, end of year           $4,280,572   $2,576,552   $2,150,263   $1,694,869    $1,239,393

   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements         0.20%        0.20%        0.20%        0.20%         0.20%

     Expenses, before waivers and reimbursements         0.37%        0.38%        0.38%        0.39%         0.39%

     Net investment income, net of
        waivers and reimbursements                       4.14%        6.03%        4.85%        5.31%         5.30%

     Net investment income, before
        waivers and reimbursements                       3.97%        5.85%        4.67%        5.12%         5.11%
-------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.


                                                    MONEY MARKET PORTFOLIOS   41

PORT FOLIOFINANCIAL HIGHLIGHTS            FOR THE FISCAL YEARS ENDED NOVEMBER 30

TAX-EXEMPT PORTFOLIO


-------------------------------------------------------------------------------------------------------------------
                                                                             SHARES
                                                      2001         2000         1999         1998          1997
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $     1.00   $     1.00   $     1.00   $     1.00    $     1.00

Income from investment operations:
   Net investment income                                 0.03         0.04         0.03         0.03          0.03

Total income from investment operations                  0.03         0.04         0.03         0.03          0.03
-------------------------------------------------------------------------------------------------------------------
Less distributions paid:
   From net investment income                           (0.03)       (0.04)       (0.03)       (0.03)        (0.03)

Total distributions paid                                (0.03)       (0.04)       (0.03)       (0.03)        (0.03)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                        2.84%        3.88%        3.03%        3.31%         3.44%

Supplemental data and ratios:
   Net assets, in thousands, end of year           $  683,912   $  663,641   $  555,692   $  748,151    $  585,159

   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements         0.35%        0.35%        0.35%        0.35%         0.35%

     Expenses, before waivers and reimbursements         0.38%        0.40%        0.39%        0.39%         0.39%

     Net investment income, net of
        waivers and reimbursements                       2.79%        3.83%        2.89%        3.27%         3.38%

     Net investment income, before
        waivers and reimbursements                       2.76%        3.78%        2.85%        3.23%         3.34%
-------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.


42  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PORTFOLIO FINANCIAL HIGHLIGHTS            FOR THE FISCAL YEARS ENDED NOVEMBER 30


MUNICIPAL PORTFOLIO


                                                                                            SHARES
                                                                                       2001      2000 /(3)/
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $     1.00   $    1.00

Income from investment operations:
   Net investment income                                                                  0.03        0.04

Total income from investment operations                                                   0.03        0.04
-----------------------------------------------------------------------------------------------------------
Less distributions paid:
   From net investment income                                                            (0.03)      (0.04)

Total distributions paid                                                                 (0.03)      (0.04)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of periods                                                         $ 1.00   $    1.00
-----------------------------------------------------------------------------------------------------------
Total return/(1)/                                                                         2.93%       3.99%

Supplemental data and ratios:
   Net assets, in thousands, end of period                                          $  141,721   $  78,621

   Ratio to average net assets of:/(2)/
     Expenses, net of waivers and reimbursements                                          0.21%       0.21%

     Expenses, before waivers and reimbursements                                          0.43%       0.53%

     Net investment income, net of waivers and reimbursements                             2.82%       3.98%

     Net investment income, before waivers and reimbursements                             2.60%       3.66%


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) For the period December 1, 1999 (commencement of operations) through November 30, 2000.

                                                     MONEY MARKET PORTFOLIOS  43

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORT

Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders.

In the Portfolios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("ADDITIONAL STATEMENT")

Additional information about the Portfolios and their policies is also available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios' annual and semiannual reports and the Additional Statement are available free upon request by calling 800/637-1380.

To obtain other information and for shareholder inquiries:

BY TELEPHONE

Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET

Text-only versions of the Portfolios' documents are available online and may be downloaded from the SEC's Web site at sec.gov.

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.


44  NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                     SHARES

                          NORTHERN INSTITUTIONAL FUNDS

                           GOVERNMENT SELECT PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          DIVERSIFIED ASSETS PORTFOLIO
                              TAX-EXEMPT PORTFOLIO
                               MUNICIPAL PORTFOLIO

      This Statement of Additional Information dated April 1, 2002, (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2002 for the Shares of the Government Select, Government, Diversified Assets, Municipal and Tax-Exempt Portfolios (the "Portfolios") of Northern Institutional Funds (each, a "Prospectus") may be obtained without charge by calling 800/ 637-1380 (toll-free). Each Portfolio also offers two additional share classes, Service Shares and Premier Shares, which are described in a separate statement of additional information. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

      The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                     INDEX


                                                                            Page
                                                                            ----

ADDITIONAL INVESTMENT INFORMATION..............................................3
      Classification and History...............................................3
      Investment Objectives, Strategies and Risks..............................3
      Investment Restrictions.................................................11
ADDITIONAL TRUST INFORMATION..................................................14
      Trustees and Officers...................................................14
      Code of Ethics..........................................................20
      Investment Adviser, Transfer Agent and Custodian........................21
      Portfolio Transactions..................................................24
      Co-Administrators and Distributor.......................................24
      Counsel and Auditors....................................................27
      In-Kind Purchases and Redemptions.......................................28
      Third-Party Fees and Requirements.......................................28
PERFORMANCE INFORMATION.......................................................28
AMORTIZED COST VALUATION......................................................30
DESCRIPTION OF SHARES.........................................................31
ADDITIONAL INFORMATION CONCERNING TAXES.......................................35
      General.................................................................35
      Special Tax Considerations Pertaining to the Tax-Exempt and
        Municipal Portfolios .................................................36
      Foreign Investors.......................................................37
      Conclusion..............................................................37
OTHER INFORMATION.............................................................38
FINANCIAL STATEMENTS..........................................................38
APPENDIX A...................................................................A-1


No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering of Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                        ADDITIONAL INVESTMENT INFORMATION
                        ---------------------------------

Classification and History

      Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

      Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers seven fixed income, one balanced, and eight equity portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

      The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of each Portfolio (except Municipal Portfolio) may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval. As stated in the Prospectus, it is the policy of the Government Select Portfolio, Government Portfolio, Tax-Exempt Portfolio and Municipal Portfolio to invest, under normal circumstances, at least 80% of their respective net assets in the particular types of securities suggested by their names. For this purpose, "net assets" include the amount of any borrowings by the Portfolios for investment purposes and the amount of "net assets" is measured at the time of purchase. As described further below, the policies of the Tax-Exempt Portfolio and Municipal Portfolio in this regard may not be changed without shareholder approval, but the policies of the Government Select Portfolio and Government Portfolio may be changed without shareholder approval. However, to the extent required by Securities and Exchange Commission ("SEC") regulations, shareholders of the Government Select Portfolio or Government Portfolio, as applicable, will be provided with sixty days notice in the manner prescribed by the SEC before any change in the 80% policy referred to above.

Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time
Deposits

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

      The Portfolios may invest a portion of their assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

      The Diversified Assets Portfolio may also invest in high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Services ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's") or F-2 or higher by Fitch Ratings ("Fitch"). The Diversified Assets Portfolio may also invest in rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Portfolio.

Zero Coupon Bonds

      To the extent consistent with their investment objectives, the Portfolios may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree of changes in interest rates than interest bearing securities having similar maturities and credit quality.

      Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, a Portfolio is nonetheless required to accrue income on such investment for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

Asset-Backed Securities

      To the extent described in the Prospectus, the Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

      If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

      Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such difficulties are not, however, expected to have a significant effect on the Portfolios since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 397 days or less.

      Asset-backed securities may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned by private stockholders. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Company ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac certificates are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default on an underlying mortgage.

      Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Supranational Bank Obligations

      To the extent consistent with their investment objectives, the Portfolios may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations

      Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, and the Maritime Administration.

      Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

      To the extent consistent with its investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Custodial Receipts for Treasury Securities

      The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

      The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

      The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

      With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to the SEC's regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Portfolio include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

      Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

Investment Companies

      With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act), or
(b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets.

      Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

      If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

      A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

      Each Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian (or subcustodian, if any) or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable.

Reverse Repurchase Agreements

      Each Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Securities Lending

      Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

      Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

      A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

      When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will normally be calculated from the commitment date.

Insurance Funding Agreements

      The Diversified Assets Portfolio may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

Yields and Ratings

      The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this document.

      Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

Municipal Instruments

      Municipal instruments are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from federal income tax. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

      Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

      Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

      The Tax-Exempt and Municipal Portfolios may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Municipal bonds with a series of maturity dates are called Serial Bonds. The Tax-Exempt Portfolio and the Municipal Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Portfolios' maturity requirements. The Portfolios may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolios obtain at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolios might hold long-term Put Bonds on which defaults occur following acquisition by the Portfolios.

      Municipal instruments purchased by the Tax-Exempt Portfolio and Municipal Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

      The Tax-Exempt Portfolio and Municipal Portfolio may invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P or F-2 or higher by Fitch and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P or F-2 or higher by Fitch. The Tax-Exempt Portfolio and Municipal Portfolio may also invest in rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Portfolios.

      The Tax-Exempt Portfolio and Municipal Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolios may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

      An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

      From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt and Municipal Portfolios and their liquidity and value. In such an event the Board of Trustees would reevaluate the Portfolios' investment objectives and policies and consider changes in its structure or possible dissolution.

      As stated below, as a matter of fundamental policy, at least 80% of the Tax-Exempt and Municipal Portfolios' net assets (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Taxable investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.

      Certain of the municipal instruments held by the Municipal and the Tax-Exempt Portfolios may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bond holders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Portfolios may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

      As described in the Prospectus, the Municipal and Tax-Exempt Portfolios may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust's Board of Trustees, will also consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

      The Diversified Assets Portfolio may invest up to 5% of its net assets in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Diversified Assets Portfolio on such investments will be taxable to shareholders.

      Currently, it is not the intention of the Portfolios to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

Standby Commitments

      The Tax-Exempt and Municipal Portfolios may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt and Municipal Portfolios at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

      The Tax-Exempt and Municipal Portfolios expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt and Municipal Portfolios may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by either Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

      The Tax-Exempt and Municipal Portfolios intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt and Municipal Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt and Municipal Portfolios pay directly or indirectly for a standby commitment, the Portfolios' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt and Municipal Portfolios and will be reflected in realized gain or loss when the commitment is exercised or expires.

Illiquid or Restricted Securities

      Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. The Portfolios may purchase commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Investment Restrictions

Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

      (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

      (2) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

      (3) Invest in commodities or commodity contracts, except that a Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

      (4) Invest in companies for the purpose of exercising control or management.

      (5) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies).

      (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

      (7) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      (8)  Borrow money, except that to the extent permitted by applicable law
      (a) the Portfolios may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of their total assets (including the amount borrowed) or such percentage permitted by law, (b) the Portfolios may borrow up to an additional 5% of their total assets for temporary purposes, (c) the Portfolios may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolios may purchase securities on margin. If due to market fluctuations or other reasons the Portfolios' borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

      (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                   *     *    *

      For the purposes of Restriction Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

      The freedom of action reserved in Restriction No. 7 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

      Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio and Municipal Portfolio, at least 80% of the net assets of the Portfolios (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under federal alternative minimum tax will be deemed by the Municipal Portfolio, but will not be deemed by the Tax-Exempt Portfolio, to be exempt from regular federal income tax for purposes of determining whether the Municipal and Tax-Exempt Portfolios meet this fundamental policy.

      Except to the extent otherwise provided in Investment Restriction No. 7, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications.

      In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

      Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

      The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt and Municipal Portfolios will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of each Portfolio's total assets, with investments in any one such issuer being limited to no more than 1% of a Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

      In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

                          ADDITIONAL TRUST INFORMATION

      The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees subject to the laws of Delaware and the Trust's Declaration of Trust. Information pertaining to the Trustees and officers of the Trust is set forth below.

NON-INTERESTED TRUSTEES*:
-------------------------

                                                                                                Number of
                                                                                                ---------
                                                                                                Portfolios
                                                                                                ----------
                                                                                               in Northern
                                                                                               -----------
                                                                                               Institutional
                                                                                               -------------
                    Position(s)                                                                Fund Complex         Other
                    -----------                                                                ------------         -----
     Name,           Held with                                                                 Overseen by     Directorships Held
     -----           ---------                                                                 -----------     ------------------
Address and Age**     Trust       Time Served   Principal Occupations During Past Five Years   Trustee****       by Trustee*****
-----------------     -----       -----------   --------------------------------------------   -----------       ---------------

Richard G. Cline    Trustee       Since 1997    Chairman and Director, Hawthorne Investors,        55       Director: PepsiAmericas;
Age: 67                                         Inc. (a management advisory services and                    Whitman Corporation (a
                                                private investment  company) since 1996;                    diversified holding
                                                Managing Partner, Hawthorne Investments,                    company); Kmart
                                                L.L.C. (a management advisory services and                  Corporation (a retailing
                                                private investment company) since 2001;                     company); Ryerson Tull,
                                                Chairman and Director of Hussman                            Inc. (a metals
                                                International, Inc. a refrigeration company                 distribution company).
                                                (a refrigeration company) from 1998 to 2000;
                                                Chairman, President and CEO of NICOR Inc. (a
                                                diversified public utility holding company)
                                                from 1995 to 1996, and President from 1992
                                                to 1993; Chairman, Federal Reserve Bank of
                                                Chicago from 1992 to 1995; and Deputy
                                                Chairman from 1995 to 1996. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

---------------

*     Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as
      "non-interested Trustees". Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested
      Trustees".

**    Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 S. LaSalle Street,
      Chicago, IL 60675.

***   Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected, at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in
      accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

****  The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2001,
      Northern Institutional Funds consisted of 22 portfolios, including the Portfolios described in this Additional Statement, and
      Northern Funds consisted of 33 portfolios.

***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934
      (i.e. public companies) or other investment companies registered under the 1940 Act.


Edward J. Condon,   Trustee       Since 1994    Chairman and CEO of The  Paradigm  Group,          55       None
Jr.                                             Ltd. (a financial adviser) since 1993;
Age: 61                                         Principal and Co-Founder of Paradigm Capital
                                                since 1993; Senior Partner of NewEllis
                                                Ventures since 2001; Member of Advisory
                                                Board of Real-Time USA, Inc. (a software
                                                development company); Member of the Board of
                                                Managers of The Liberty Hampshire Company,
                                                LLC (a receivable securitization company);
                                                Director: University Eldercare, Inc. (an
                                                Alzheimer's disease research and treatment
                                                company); Financial Pacific Company (a small
                                                business leasing company);Trustee: Northern
                                                Mutual Fund Complex (registered investment
                                                companies); Trustee: Dominican University.

William J. Dolan,   Trustee       Since 2000    Partner of Arthur Andersen & Co. S.C. (an          55       None
Jr.                                             accounting firm) from 1966 to 1989; Financial
Age: 69                                         Consultant, Ernst & Young LLP (an accounting
                                                firm) from 1992 to 1993 and 1997. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

Sharon Gist Gilliam Trustee       Since 2001    Executive Vice President, Unison-Maximus,          55       None
Age: 49                                         Inc. (aviation and governmental consulting);
                                                Director: Town and Country Utilities, Inc.;
                                                Unison Consulting Group, Inc. until May
                                                1999; Trustee: Northern Mutual Fund Complex
                                                (registered investment companies).

Sandra Polk Guthman Trustee       Since 1997    President and CEO of Polk Bros. Foundation         55       Director: MB Financial
Age 58                                          (an Illinois not-for-profit corporation)                    Corp. (a municipal bond
                                                from 1993 to present. Trustee: Northern                     insurance company) 1999-
                                                Mutual Fund Complex (registered investment                  2000.
                                                companies).

Richard P. Strubel  Trustee       Since 1982    President, Chief Operating Officer and Director    55       Director: Gildan
Age: 62                                         of Unext Inc. (a provider of educational                    Activewear, Inc. (an
                                                services via the Internet) since 1999;                      athletic clothing
                                                Director: Cantilever Technologies (a private                marketing
                                                software company) since 1999; Trustee: The                  manufacturing company;
                                                University of Chicago since 1987; Managing                  Goldman Sachs Mutual
                                                Director of Tandem Partners, Inc. (a privately              Fund Complex (69
                                                held management services firm) until 1999.                  portfolios).
                                                Trustee: Northern Mutual Fund Complex
                                                (registered investment companies).

INTERESTED TRUSTEES*:
---------------------

Raymond E. George,  Trustee       Since 2000    Senior Vice President and Senior                   55       None
Jr./1/                                          Fiduciary Officer of The Northern Trust
Age: 71                                         Company from 1990 to 1993. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

Michael E.          Trustee       Since 2000    President of Sara Lee Foundation                   55       Director: Coach, Inc.;
Murphy/2/                                       (philanthropic organization) from 1997                      Payless Shoe Source,
Age: 65                                         to 2001; Vice Chairman and Chief                            Inc. (a retail shoe
                                                Administrative Officer of Sara Lee                          store business), GATX
                                                Corporation (a consumer product company)                    Corporation (a railroad
                                                from 1994 to 1997. Trustee: Northern                        holding company);
                                                Mutual Fund Complex (registered                             Bassett Furniture
                                                investment companies).                                      Industries, Inc. (a
                                                                                                            furniture manufacturer).

Mary Jacobs         Trustee       Since 2000    Partner in the law firm of Sidley  Austin          55       None
Skinner, Esq./3/                                Brown & Wood. Trustee: Northern  Mutual
Age 44                                          Fund Complex (registered investment
                                                companies).

Stephen Timbers/4/  Trustee       Since 2000    Director, President and Chief Executive            55       Director:
Age: 57                                         Officer of Northern Trust Investments,                      USFreightways
                                                Inc. since 2001; President of Northern                      Corporation.
                                                Trust Global Investments, a division of
                                                Northern Trust Corporation and Executive
                                                Vice President, The Northern Trust Company
                                                since 1998; President, Chief Executive
                                                Officer and Director of Zurich Kemper
                                                Investments (a financial services company)
                                                from 1996 to 1998; President, Chief
                                                Operating Officer and Director of Kemper
                                                Corporation (a financial services company)
                                                from 1992 to 1996; President and Director of
                                                Kemper Funds (a registered investment
                                                company) from 1990 to 1998. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

---------------

1     Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.

2     Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.

3     Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

4     Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern
      Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST:
----------------------

                                             TERM OF
                             POSITIONS      OFFICE AND
NAME, ADDRESS AND            HELD WITH      LENGTH OF
-----------------            ---------      ---------
        AGE                    TRUST       TIME SERVED*                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
        ---                    -----       ------------                 ----------------------------------------------

Lloyd A. Wennlund         President        Since 2000      Senior Vice President and Director of Northern Trust Investments,
50 South LaSalle Street                                    Inc. since 2001; Senior Vice President and other positions at The
Chicago, IL  60675                                         Northern Trust Company, President of Northern Trust Securities,
Age: 44                                                    Inc., and Managing Executive, Mutual Funds for Northern Trust
                                                           Global Investments since 1989.

Eric K. Schweitzer        Vice President   Since 2000      Senior Vice President at Northern Trust Investments, Inc. since
50 South LaSalle Street                                    2000 and Senior Vice President at The Northern Trust Company and
Chicago, IL  60675                                         the Director of Distribution, Product Management and Client
Age: 40                                                    Services in the Mutual Fund Group of Northern Trust Global Investments
                                                           since 2000; Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert              Treasurer        Since 2002      Senior Vice President and Department Head at The Northern Trust
50 South LaSalle Street                                    Company overseeing Fund Accounting, Transfer Agent and Fund
Chicago, IL 60675                                          Administration functions, Division Manager of Fund Accounting,
Age: 40                                                    1992-1998, Audit Manager at Arthur Andersen LLP (an accounting firm)
                                                           prior thereto.

Brian P. Curran           Vice President   Since 1999      Vice President and Director of Fund Administration at PFPC Inc. since
4400 Computer Drive       and Assistant                    1997; Director of Fund Administration at State Street Bank & Trust
Westborough, MA 01581     Treasurer                        Company from February 1997 to October 1997;  Senior Auditor at Price
Age: 34                                                    Waterhouse LLP (an accounting firm) prior thereto.

Stuart Schuldt            Assistant        Since 1998      Vice President, Fund Administration, The Northern Trust Company; Vice
4400 Computer Drive       Treasurer                        Vice President, Fund Accounting, Scudder Kemper (a mutual fund company),
Westborough, MA 01581                                      from 1993 to 1998; Audit Manager, Arthur Andersen & Co., (an accounting
Age: 40                                                    firm) prior thereto.

Jeffrey A. Dalke, Esq.    Secretary        Since 2000      Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA
19103-6996
Age: 51

Linda J. Hoard, Esq.      Assistant        Since 1999      Vice President at PFPC Inc. since 1998; Attorney Consultant for Fidelity
4400 Computer Drive       Secretary                        Management & Research (a financial service company), Investors Bank &
Westborough, MA 01581                                      Trust Company (a financial  service  provider) and FDISG prior thereto.
Age: 54

     *    Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

      Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

      Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

Standing Board Committees

      The Board of Trustees has established three standing committees in connection with their governance of the Portfolios: Audit; Nominating, Compensation and Education; and Valuation.

      The Audit Committee consists of three members: Messrs. Condon (Chairman) and Strubel and Ms. Gilliam. The functions performed by the Audit Committee include, among other things, acting as the principal liaison between the Board and the Trust's independent auditors, making recommendations to the Board regarding the auditor's engagement and compensation, ensuring receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust and meeting with the independent auditors twice each year to review the scope and results of the audit and otherwise as requested by the Trust's Chairman, the Committee's Chairman or the auditors. During the fiscal year ended November 30, 2001, the Audit Committee convened three times.

      The Nominating, Compensation and Education Committee (the "Nominating Committee") consists of two members: Ms. Guthman (Chairperson) and Mr. Dolan. The functions performed by the Nominating Committee include selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, and developing policies regarding Trustee education. During the fiscal year ended November 30, 2001, the Nominating Committee convened three times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios' Prospectus and should be directed to the attention of Northern Institutional Funds Nominating Committee.

      The Valuation Committee consists of three members: Messrs. George (Chairman) and Murphy and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Portfolios in accordance with the Trust's valuation procedures. During the fiscal year ended November 30, 2001, the Valuation Committee convened four times.

Trustee Ownership of Portfolio Shares

      Shares of the Portfolios are offered to institutional investors acting on their own behalf or on behalf of their customers, clients, participants and others. For this reason, the Trustees may not make direct investments in the Portfolios. The following table shows the dollar range of shares of the Portfolios owned by each Trustee in the Portfolio and other Portfolios of Northern Institutional Funds and Northern Funds.

                       Information as of December 31, 2001


Name of Trustee          Dollar Range of Equity            Aggregate Dollar Range of Equity
---------------          ----------------------            --------------------------------
                      Securities in each Portfolio         Securities in All Portfolios in
                      ----------------------------         -------------------------------
                                                       Mutual Fund Family Overseen by Trustee *
                                                       ----------------------------------------
Richard G. Cline                  None                              Over $100,000
Edward J. Condon,                 None                              Over $100,000
Jr.
William J. Dolan, Jr.             None                             $10,001-$50,000
Raymond E. George, Jr.   Over $100,000- Tax Exempt                   Over $100,000
                                Portfolio
Sharon Gist Gilliam               None                                  None
Sandra Polk Guthman               None                            $50,001-$100,000
Michael E. Murphy                 None                              Over $100,000
Mary Jacobs Skinner               None                              Over $100,000
Richard P. Strubel                None                                  None
Stephen B. Timbers                None                              Over $100,000


---------------

* Includes the Northern Mutual Fund Complex consisting of 55 portfolios.

      Trustee and Officer Compensation
      --------------------------------

      Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and an additional fee of $1,500 for each meeting attended plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an additional annual retainer of $10,000. Each Committee member earns an annual fee of $1,500 and each Committee Chairman earns an additional fee of $2,000.

      The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2001:


                             Government   Government   Diversified   Tax-Exempt   Municipal         Total
                             ----------   ----------   -----------   ----------   ---------         -----
                               Select     Portfolio      Assets      Portfolio    Portfolio     Compensation
                               ------     ---------      ------      ---------    ---------     ------------
                             Portfolio                  Portfolio                                from Fund
                             ---------                  ---------                                ---------
                                                                                                  Complex
                                                                                                  -------
                                                                                               (Including the
                                                                                               --------------
                                                                                               Portfolios)/1/
                                                                                               -----------

Stephen B. Timbers             $     0      $     0       $     0      $     0      $     0       $     0
William H. Springer/2/           6,900        5,980        16,790        1,840          460        92,000
Richard G. Cline                 5,625        4,875        13,688        1,500          375        75,000
Edward J. Condon, Jr             5,925        5,135        14,418        1,580          395        79,000
John W. English/3/               2,531        2,194         6,244          675          169        33,750
Sandra Polk Guthman              5,625        4,875        13,688        1,500          375        75,000
Sharon Gist Gilliam/4/               0            0             0            0            0             0
Richard P. Strubel               5,625        4,875        13,688        1,500          375        75,000
Wesley M. Dixon, Jr./2/          5,475        4,745        13,308        1,460          365        73,000
William J. Dolan, Jr             5,625        4,875        13,688        1,500          375        75,000
Raymond E. George, Jr            5,925        5,135        14,418        1,580          395        79,000
Michael E. Murphy                5,625        4,875        13,688        1,500          375        75,000
Mary Jacobs Skinner              5,625        4,875        13,688        1,500          375        75,000


1. As of December 31, 2001, the Fund Complex consists of Northern Institutional Funds (22 portfolios) and Northern Funds (33 portfolios).

2. Messrs. Dixon and Springer served as Trustees and, in the case of Mr. Springer, Chairman of the Fund Complex until December 31, 2001.

3.    Mr. English served as a Trustee of the Fund Complex until March 27, 2001.

4. Ms. Gilliam did not serve as a Trustee of the Fund Complex during the fiscal year ended November 30, 2001.

The Trust does not provide pension or retirement benefits to its Trustees.

      The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Ovaert, Schultz, Schweitzer and Wennlund), receives fees from the Trust for administrative services. Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Ovaert, Schultz, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

Code of Ethics

      The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Adviser, Transfer Agent and Custodian

      Northern Trust Investments, Inc. ("NTI" or the "Investment Adviser"), a wholly-owned subsidiary of The Northern Trust Company ("TNTC"), serves as investment adviser of each of the Portfolios. * TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, Illinois 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."

      Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $1.68 trillion of assets, including approximately $330.1 billion of assets under discretionary management. As of December 31, 2001, Northern Trust Corporation and its subsidiaries had approximately $39.7 billion in assets, $25 billion in deposits and employed over 9,400 persons.

      Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, the Advisory Agreement with the Trust provides that the Investment Adviser shall attempt to obtain the best net price and execution.

      On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which the Investment Adviser acts as adviser), the Investment Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of such broker or dealer.

      The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

      Under its Transfer Agency Agreement with the Trust, TNTC has undertaken to
(i) answer customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders,
(vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management,
(vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all

---------------

* Prior to January 1, 2001, TNTC served as Investment Adviser of the Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as Investment Adviser of each of the Portfolios.

complaints of investors with respect to the Trust or their accounts, (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors, (x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

      As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to the Shares described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolios. This fee which is borne solely by the Shares described in this Additional Statement and not by the Portfolios' other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Transfer Agent may permanently or temporarily waive all or any portion of any upward adjustment. Different transfer agency fees are payable with respect to the Portfolios' different share classes. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict-of-interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolios.

      Under its Custodian Agreement with the Trust, TNTC (i) holds each Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve the Custodian of any of its responsibilities under the Agreement.

      As compensation for the services rendered to the Trust by the Custodian, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses
(iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

      The Custodian's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

      The Advisory Agreement was most recently approved with respect to the Portfolios by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Trustees") on February 8, 2002. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees' consideration of the Advisory Agreement. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Portfolios' contractual advisory fee rates and the reduction of those contractual rates proposed at the meeting; the Portfolios' respective operating expense ratios; and the Investment Advisers fee waivers and expense reimbursements for the Portfolios. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Portfolios' investment advisory fee structure and the use of fee waivers and breakpoints by other mutual funds; the revenues received by Northern Trust and its affiliates from the Portfolios for their investments advisory services and for other, non-investment advisory services, and their expenses in providing such services; and the Portfolios' asset levels and possible economies of scale. The Trustees also considered personnel and resources of the Investment Adviser; the types of services provided to the Portfolios under the Investment Advisory Agreement; and the nature of the Portfolios' institutional investors. After consideration of the Investment Advisers presentation, the Trustees determined that the Advisory Agreement should be reapproved and continued.

      Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolios until April 30, 2003 and the Transfer Agency Agreement and Custodian Agreement will continue in effect with respect to a particular Portfolio until April 30, 2003, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually
(i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty either by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

      For the fiscal years ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                         2001           2000           1999
                                         ----           ----           ----
Government Select Portfolio           $3,636,314    $ 2,236,694   $ 1,857,385
Government Portfolio                   6,645,202      5,183,136     3,854,646
Diversified Assets Portfolio          22,364,398     17,200,492    13,909,480
Tax-Exempt Portfolio                   1,649,409      1,497,774     1,665,500
Municipal Portfolio(1)                   149,911         88,767           n/a
(1)   Commenced investment operations on December 1, 1999.

      In addition, for the fiscal years ended November 30, 2001, 2000, and 1999, the Investment Adviser waived advisory fees with respect to the Government Select Portfolio in the amounts of $5,454,472, $3,355,090, and $2,786,104, respectively. For the fiscal years ended November 30, 2001 and 2000, the Investment Adviser waived advisory fees with respect to the Municipal Portfolio in the amounts of $224,866 and $133,104, respectively.

      For the fiscal years ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                         2001           2000           1999
                                         ----           ----           ----
Government Select Portfolio             $61,703        $46,872       $35,078
Government Portfolio                     70,775         56,719        36,436
Diversified Assets Portfolio            199,532        172,385       153,309
Tax-Exempt Portfolio                     17,412         22,110        22,320
Municipal Portfolio(1)                   11,814          7,027           n/a
(1)   Commenced investment operations on December 1, 1999.

      For the fiscal years ended November 30 as indicated, the amount of custodian fees incurred by each Portfolio was as follows:

                                        2001           2000           1999
                                        ----           ----           ----
Government Select Portfolio            $296,132       $236,435       $205,435
Government Portfolio                    295,166        234,020        176,812
Diversified Assets Portfolio            489,508        782,252        577,833
Tax-Exempt Portfolio                     69,605         96,866         90,540
Municipal Portfolio(1)                   13,233         46,000            n/a
(1)   Commenced investment operations on December 1, 1999.


      TNTC is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which TNTC is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

      Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

      For the fiscal years ended November 30, 2001, 2000, and 1999, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.
       During the fiscal year ended November 30, 2001, the Government Select Portfolio acquired and sold securities of JPMorganChase Securities & Co., a regular broker/dealer. At November 30, 2001, the Government Select Portfolio did not own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

      During the fiscal year ended November 30, 2001, the Government Portfolio acquired and sold securities of J.P. Morgan Chase Securities & Co., a regular broker/dealer. At November 30, 2001, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Goldman Sachs Group, Inc., with an approximate aggregate market value of $150,000,000; and Merrill Lynch & Co. Inc., with an approximate aggregate market value of $236,681,000.

      At November 30, 2001, the Diversified Asset Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Citicorp Inc., with an approximate aggregate market value of $92,448,000; Goldman Sachs Group, Inc., with an approximate aggregate market value of $148,856,000; JPMorganChase Securities & Co., with an approximate aggregate market value of $99,567,000; and Merrill Lynch & Co., Inc., with an approximate aggregate market value of $207,600,000.

      During the fiscal year ended November 30, 2001, the Tax-Exempt Portfolio did not acquire, sell or own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

      During the fiscal year ended November 30, 2001, the Municipal Portfolio did not acquire, sell or own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

Co-Administrators and Distributor

      Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as Co-Administrators for the Portfolios under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement; PFPC remained as a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by

Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

      Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. The Co-Administrators are also entitled to additional fees for special legal services. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing agent fees and extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets.

      For the fiscal year ended November 30, 2001, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

Government Select Portfolio                                  $3,636,314
Government Portfolio                                          2,658,081
Diversified Assets Portfolio                                  8,945,759
Tax-Exempt Portfolio                                            659,764
Municipal Portfolio                                             149,911

      Additionally, for the fiscal year ended November 30, 2001, the Co-Administrators voluntarily waived/ reimbursed each Portfolio for its expenses reducing administration fees in the following amounts:

Government Select Portfolio                                    $698,166
Government Portfolio                                            705,432
Diversified Assets Portfolio                                  1,329,121
Tax-Exempt Portfolio                                            209,930
Municipal Portfolio                                             100,397

      For the fiscal year ended November 30, 2000, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

Government Select Portfolio                                  $2,236,694
Government Portfolio                                          2,073,225
Diversified Assets Portfolio                                  6,880,100
Tax-Exempt Portfolio                                            599,101
Municipal Portfolio                                              88,735


      Additionally, for the fiscal year ended November 30, 2000, the Co-Administrators voluntarily waived/ reimbursed each Portfolio for its expenses reducing administration fees in the following amounts:

Government Select Portfolio                                    $658,759
Government Portfolio                                            619,236
Diversified Assets Portfolio                                  1,898,162
Tax-Exempt Portfolio                                            270,081
Municipal Portfolio                                             153,011

      For the period May 1, 1999, through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Municipal Portfolio which did not commence operations during the period) in the amount of:

                                                             May 1, 1999
                                                               through
                                                          November 30, 1999
                                                          -----------------

Government Select Portfolio                                  $1,111,703
Government Portfolio                                            944,829
Diversified Assets Portfolio                                  3,551,511
Tax-Exempt Portfolio                                            340,887


      Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio (except for the Municipal Portfolio which did not commence operations during the period) for its expenses reducing administration fees in the following amounts:

                                                             May 1, 1999
                                                               through
                                                          November 30, 1999
                                                          -----------------

Government Select Portfolio                                   $325,664
Government Portfolio                                           272,925
Diversified Assets Portfolio                                   804,125
Tax-Exempt Portfolio                                           147,691

      Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect. For the period indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:

                                                            December 1, 1998
                                                                through
                                                             April 30, 1999
                                                             --------------

Government Select Portfolio                                   $ 745,682
Government Portfolio                                            597,018
Diversified Assets Portfolio                                  2,012,240
Tax-Exempt Portfolio                                            325,308

      In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs had agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers by Goldman Sachs pursuant to this agreement during the fiscal year ended November 30, 1999.

      Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs had agreed to reimburse expenses of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing agent fees and certain extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

      For the period indicated, the effect of these reimbursements by Goldman Sachs was to reduce other expenses by the following amounts:

                                                            December 1, 1998
                                                                through
                                                             April 30, 1999
                                                             --------------

Government Select Portfolio                                    $221,061
Government Portfolio                                            206,434
Diversified Assets Portfolio                                    694,265
Tax-Exempt Portfolio                                            129,348

      Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2003, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time, without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

      The Trust has entered into a Distribution Agreement with Northern Funds Distributors, LLC ("NFD") under which NFD, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors. Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. No compensation is payable by the Trust to NFD for such distribution services. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

      The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

      Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

Counsel and Auditors

      Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

      Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

      Payment for Shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

      Although each Portfolio generally will redeem Shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

Third-Party Fees and Requirements

      Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern Trust and other institutions may charge their customers for services provided in connection with their investments.

      The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

                             PERFORMANCE INFORMATION

      The performance of a class of shares of a Portfolio may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

      From time to time, the Portfolios may advertise their "yields" and "effective yields," and the Municipal Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." Yield, effective yield, tax-equivalent yield and tax-equivalent effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

      In arriving at such quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

      "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.

      "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent current yield, if more than one stated income tax rate is used.

      The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.

      "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

      Quotations of yield, effective yield, tax-equivalent current yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their customers in connection with investments in Shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

      The annualized yield of each Portfolio with respect to Shares for the seven-day period ended November 30, 2001 was as follows*:


                           Yield       Effective    Tax-Equivalent  Tax-Equivalent
                           -----
                                         Yield          Yield      Effective Yield
                                         -----          -----      ---------------
Government Select          2.13%         2.15%           N/A             N/A
Portfolio
Government Portfolio       2.10%         2.12%           N/A             N/A
Diversified Assets         2.48%         2.51%           N/A             N/A
Portfolio
Tax-Exempt Portfolio       1.67%         1.69%          2.74%           2.78%
Municipal Portfolio        1.79%         1.80%          2.94%           2.96%

      The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information -- Co-Administrators and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows:

                           Yield       Effective    Tax-Equivalent  Tax-Equivalent
                           -----
                                         Yield          Yield      Effective Yield
                                         -----          -----      ---------------
Government Select          1.96%         1.98%           N/A             N/A
Portfolio
Government Portfolio       2.07%         2.09%           N/A             N/A
Diversified Assets         2.47%         2.50%           N/A             N/A
Portfolio
Tax-Exempt Portfolio       1.64%         1.66%          2.69%           2.73%
Municipal Portfolio        1.57%         1.58%          2.58%           2.59%


      The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other

---------------

      * An income tax rate of 39.1% was used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.
      Each Portfolio may also quote from time to time the total return of its Shares in accordance with SEC regulations.

      The yields and total returns of the Portfolios' Service Shares and Premier Shares are calculated separately from the calculations of the yield and total return of the Shares described in this Additional Statement.

                            AMORTIZED COST VALUATION

      As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

      Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

      Rule 2a-7 requires that each Portfolio limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                              DESCRIPTION OF SHARES

      The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related Prospectus) relates only to the Shares of the five Portfolios discussed herein. For information on the other share classes in each Portfolio and on the Trust's other investment portfolios, call the toll-free number on page 41.

      Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account - Selling Shares and Account Policies and Other Information" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing Shares of the Portfolios are not issued.

      The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the

Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law. The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

      The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

      The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.
      The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

      The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

      Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

      The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

      The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

      In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

      The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

      As of March 1, 2002, substantially all of the Trust's Portfolios' outstanding shares were held of record by TNTC for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, TNTC possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio.

      TNTC has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March 1, 2002:

DIVERSIFIED ASSETS PORTFOLIO
                                                             Percentage of
                                                             -------------
                                         Number of Shares    Shares
                                         ----------------    ------
Shares
         MCCA - WESTERN ASSET MGMT-SL    574,036,328.45      5%

Premier
         RIVERVIEW COMMUNITY BANK        22,526,619.18       51%
         COLE TAYLOR BENCHMARK           19,866,146.79       45%

Service
         COLE TAYLOR BENCHMARK           15,233,820.03       19%
         SIMMONS FIRST TRUST CO NA       11,375,462.07       14%
         SEI TRUST/CASTLE BANK           11,019,302.71       14%
         DOWNERS GROVE NATL BK           8,834,881.42        11%
         FIRST MID-ILLINOIS BK & TR      6,749,315.58        8%
         ALLEGIANT TRUST COMPANY         6,583,459.78        8%
--------------------------------------------------------------------------------

GOVERNMENT PORTFOLIO
                                                             Percentage of
                                                             -------------
                                         Number of Shares    Shares
                                         ----------------    ------
Premier
         EGAP & CO/17                    100,690,685.00      93%
         COLE TAYLOR BENCHMARK           7,181,434.38        7%

Service
         HORIZON TRUST & INVESTMENT MAN  23,380,931.00       63%
         COLE TAYLOR BENCHMARK           5,882,950.22        16%
         ZIONS FIRST NATIONAL BANK       2,708,421.94        7%
         CALUMET INVESTMENT CORP    -PR  2,247,765.86        6%
--------------------------------------------------------------------------------

GOVERNMENT SELECT PORTFOLIO
                                                             Percentage of
                                                             -------------
                                         Number of Shares    Shares
                                         ----------------    ------
Shares
         PFIZER W-L DEF. COMP. TRUST     433,104,435.17      8%
         TNT-LDN-FAO03-FAO SHORT TERM    276,790,054.94      5%

Premier
         MB FINANCIAL BANK N.A.          2,378,999.22        40%
         RIVERVIEW COMMUNITY BANK        1,707,229.49        29%
         SOUTH CENTRAL BANK & TRUST CO   1,426,972.97        24%
         RICHFIELD BK & TR CO            444,477.34          7%

Service
         CAPE COD BANK & TRUST           76,909,616.08       69%
         WEST DES MOINES STATE BANK      9,539,145.31        9%
         HEARTLAND BANK & TRUST          7,094,561.86        6%
         FARMERS & MERCHANTS BANK        6,106,853.00        5%
--------------------------------------------------------------------------------

TAX-EXEMPT PORTFOLIO
                                                             Percentage of
                                                             -------------
                                         Number of Shares    Shares
                                         ----------------    ------
Shares
         SENTINEL TRUST COMPANY          119,181,562.57      16%
         MIAMI ACM-TAX EXEMPT            37,540,962.02       5%

Service
         INTEGRA BANK - TRUST            624,614.69          32%
         FARMERS STATE BANK - CM         437,284.57          22%
         COUNTRY CLUB BANK               377,031.62          19%
         MB FINANCIAL BANK N.A.          344,455.93          18%
         DOWNERS GROVE NATL BK           103,908.36          5%
--------------------------------------------------------------------------------

MUNICIPAL PORTFOLIO
                                                             Percentage of
                                                             -------------
                                         Number of Shares    Shares
                                         ----------------    ------
Shares
         TRUST CO OF TOLEDO-LOCAL & CO   37,553,408.13       20%
         INDIANA TR & INV MGT CO         24,987,524.85       13%
         AMARILLO NATIONAL BANK          23,310,484.39       12%
         EQUITABLE TRUST CO              20,068,433.93       11%
         FOLLETT CORPORATION             17,559,951.53       9%
         SEI TRUST/CASTLE BANK           14,120,246.16       8%
         THE MIDWEST TRUST COMPANY       13,250,331.39       7%

Service
         EGAP & CO/15                    30,840,448.00       76%
         COLE TAYLOR BENCHMARK           6,738,942.97        17%
         HORIZON TRUST & INVESTMENT MAN  3,016,657.00        7%
--------------------------------------------------------------------------------


                     ADDITIONAL INFORMATION CONCERNING TAXES

General

      Each Portfolio will elect to be taxed separately as a regulated investment company (a "RIC"). To qualify as a RIC, each Portfolio generally must distribute an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for each year (the "Distribution Requirement") and satisfy certain other requirements.

      Each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also, at the close of each quarter of the taxable year, it is generally required that at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Each Portfolio intends to comply with these RIC requirements.

      If for any taxable year any Portfolio were not to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions by the Portfolio would be taxable to shareholders as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

      The Internal Revenue Code imposes a nondeductible 4% excise tax on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. Each Portfolio also intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax.

      For federal income tax purposes, each Portfolio is permitted to carryforward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At November 30, 2001, the Government Portfolio had capital loss carryforwards approximating $91,000 and $9,000 for federal tax purposes, expiring in 2007 and 2008, respectively. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Internal Revenue Code and applicable tax regulations.

      The Trust will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient." For 2002 and 2003, the percentage required to be withheld is 30%.

Special Tax Considerations Pertaining to the Tax-Exempt and Municipal Portfolios

      Investors in either of the Tax-Exempt and Municipal Portfolios should note that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

      As described above and in the Prospectus, the Tax-Exempt and Municipal Portfolios are designed to provide investors with federally tax-exempt interest income. Neither the Tax-Exempt Portfolio nor the Municipal Portfolio is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of these Portfolios would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolios may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

      In order for the Tax-Exempt and Municipal Portfolios to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt or Municipal Portfolios and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by either Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt and Municipal Portfolios with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

      Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt and Municipal Portfolios generally is not deductible for federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds either Tax-Exempt or Municipal Portfolio shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

      The Tax-Exempt and Municipal Portfolios will determine annually the percentages of their net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

      Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt and Municipal Portfolios.

      Income from the Tax-Exempt and Municipal Portfolios may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

Foreign Investors

      Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. Different tax consequences may apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

      The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

      Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                                OTHER INFORMATION

      The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to TNTC, NTI and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

      The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

      Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

      The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                   APPENDIX A

Short Term Credit Ratings
-------------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues.

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations.

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Long-Term Credit Ratings
------------------------

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      PLUS (+) OR MINUS (-) - The "AA" rating classification may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the rating classification "Aa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      PLUS (+) OR MINUS (-) - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category.

Notes to Short-Term and Long-Term Credit Ratings
------------------------------------------------

Standard & Poor's
-----------------

      Credit Watch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      Rating Outlook: A standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             .  Positive means that a rating may be raised.
             .  Negative means that a rating may be lowered.
             . Stable means that a rating is not likely to change. . Developing means a rating ma be raised or lowered. . N.M means not meaningful.

Moody's
-------

      Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch
-----

      Withdrawn: A rating is waithdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings
----------------------

      Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibits a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations.

      "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
      "MIG-2"/"VMIG-2" - this designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings
--------------------

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

      Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

      Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

MARKET MONEY PORTFOLIOS  --   SERVICE & PREMIER SHARES



NORTHERN INSTITUTIONAL FUNDS




o  DIVERSIFIED ASSETS PORTFOLIO


o  GOVERNMENT PORTFOLIO


o  GOVERNMENT SELECT PORTFOLIO


o  TAX-EXEMPT PORTFOLIO


o  MUNICIPAL PORTFOLIO


Prospectus dated April 1, 2002

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

OVERVIEW


RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.

4    Portfolios
     4 Diversified Assets Portfolio
     5 Government Portfolio
     5 Government Select Portfolio
     6 Tax-Exempt Portfolio
     7 Municipal Portfolio
8    Principal Investment Risks
10   Portfolio Performance
     11 Diversified Assets Portfolio
     12 Government Portfolio
     13 Government Select Portfolio
     14 Tax-Exempt Portfolio
     15 Municipal Portfolio
16   Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

21   Investment Adviser
22   Advisory Fees
23   Other Portfolio Services

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.


24   Purchasing and Selling Service Shares
     and Premier Shares
     24 Investors
     24 Share Classes
     24 Opening an Account
     26 Selling Service Shares and Premier Shares

27   Account Policies and Other Information
      27 Automatic Investment Arrangements
      27 Purchase and Redemption Minimums
      27 Calculating Share Price
      27 Timing of Purchase Requests
      28 Tax Identification Number
      28 In-Kind Purchases and Redemptions
      28 Miscellaneous Purchase Information
      28 Timing of Redemption and Exchange Requests
      29 Miscellaneous Redemption Information
      29 Exchange Privileges
      29 Telephone Transactions
      30 Advance Notification of Large Transactions
      30 Making Changes to Your Account Information
      30 Business Day
      30 Early Closings
      30 Authorized Intermediaries
         and Servicing Agents
      31 Shareholder Communications
32 Distributions and Taxes
      32 Distributions
      32 Taxes
      33 Other Tax Information

RISKS, SECURITIES AND TECHNIQUES

34   Risks, Securities and Techniques

FINANCIAL INFORMATION

42 Financial Information
43   Portfolio Financial Highlights

FOR MORE INFORMATION

48   Annual/Semiannual Reports
48   Statement of Additional Information

OVERVIEW

NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS FIVE MONEY MARKET PORTFOLIOS (EACH A "PORTFOLIO") TO INSTITUTIONAL INVESTORS. EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES: SHARES, SERVICE SHARES AND PREMIER SHARES. SHARES ARE DESCRIBED IN A SEPARATE PROSPECTUS.


The descriptions on the following pages may help you choose the Portfolio that best fits your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. The Trust's seven fixed income, one balanced and eight equity portfolios are described in a separate prospectus.

The Portfolios seek to maintain a stable net asset value of $1.00 per share. Consistent with this policy, each of the Portfolios:

o    Limits its dollar-weighted average portfolio maturity to 90 days or less;

o Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

o Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Portfolio limits its investments to "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Diversified Assets, Government and Government Select Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.


In addition to the instruments described above and on the pages below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading "Risks, Securities and Techniques" beginning on page 34 of this Prospectus and the Statement of Additional Information ("Additional Statement").


MONEY MARKET PORTFOLIOS       3

PORTFOLIOS


DIVERSIFIED ASSETS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

o U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

o U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

o High-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

o Corporate bonds, notes, paper and other instruments that are of high quality;

o    Asset-backed securities (such as credit card and automobile receivables);

o Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities and custodial receipts with respect thereto;

o U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

o    Repurchase agreements relating to the above instruments; and

o Municipal securities issued or guaranteed by state or local governmental bodies.

Risks. These principal investment risks apply to the Portfolio: stable NAV risk, interest rate risk, credit (or default) risk, counterparty failure risk, guarantor (or credit enhancement) risk, management risk, liquidity risk, prepayment (or call) risk, debt extension risk and foreign securities risk. These and other risks are summarized on page 8.


More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 34 of this Prospectus.


4            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GOVERNMENT PORTFOLIO


INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such securities. The Portfolio may also invest up to 20% of its assets in custodial receipts (such as TIGRs and CATS) that represent interests in U.S. government securities but are not themselves considered U.S. government securities for this purpose.

Risks. These principal investment risks apply to the Portfolio: stable NAV risk, interest rate risk, prepayment (or call) risk, debt extension risk, Government securities risk, counterparty failure risk, guarantor (or credit enhancement) risk, management risk and liquidity risk. These and other risks are summarized on page 8.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 34 of this Prospectus.

GOVERNMENT SELECT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. The Portfolio also seeks, under normal circumstances, to acquire only those U.S. government securities the interest upon which is generally exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies and instrumentalities, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

Under unusual circumstances, such as when appropriate securities which are exempt from state taxes are unavailable, the Portfolio may make temporary investments in non-exempt U.S. government securities and cash equivalents, including money market funds and time deposits with a maturity of three months or less, and hold uninvested cash.

Risks. These principal investment risks apply to the Portfolio: stable NAV risk, interest rate risk, prepayment (or call) risk, debt extension risk, Government securities risk, guarantor (or credit enhancement) risk, management risk and liquidity risk. These and other risks are summarized on page 8.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 34 of this Prospectus.

MONEY MARKET PORTFOLIOS       5

TAX-EXEMPT PORTFOLIO


INVESTMENT OBJECTIVE

The Portfolio seeks to provide its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from Federal income tax by investing primarily in municipal funds.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term instruments, the interest on which is exempt from Federal income tax ("municipal instruments"). The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

o    Fixed and variable rate notes and similar debt instruments;

o Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

o    Tax-exempt commercial paper;

o    Rated and unrated municipal bonds, notes, paper or other instruments; and

o Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies or instrumentalities.

Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in municipal instruments. Interest earned by the Portfolio on AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Portfolio meets this policy. For shareholders subject to AMT, a limited portion of the Portfolio's dividends may be subject to Federal income tax.

During extraordinary circumstances, however, the Portfolio may take a temporary defensive posture and hold uninvested cash or invest in AMT obligations and taxable securities without limitation. During these unusual periods, the Portfolio may not achieve its investment objective.

Taxable investments will consist exclusively of those instruments that may be purchased by the Diversified Assets Portfolio.

Risks. These principal investment risks apply to the Portfolio: stable NAV risk, interest rate risk, credit (or default) risk, guarantor (or credit enhancement) risk, management risk, liquidity risk, prepayment (or call) risk, debt extension risk, project/industrial development bond risk and tax risk. These and other risks are summarized on page 8.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 34 of this Prospectus.

6            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MUNICIPAL PORTFOLIO


INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital, a high level of income exempt form regular Federal income tax by investing primarily in municipal instruments. This objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

o Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

o    Fixed and variable rate notes and similar debt instruments;

o Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

o    Tax-exempt commercial paper;

o    Rated and unrated municipal bonds, notes, paper or other instruments; and

o Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies or instrumentalities.


Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in municipal instruments. Subject to this limitation, the Portfolio may hold uninvested cash and invest in taxable instruments. During extraordinary circumstances, however, the Portfolio may take a temporary defensive posture and hold uninvested cash or invest in taxable securities without limitation. During these unusual periods the Portfolio may not achieve its investment objective.


The Portfolio is not limited in the amount of its assets that may be invested in AMT obligations ("private activity bonds"), the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Portfolio's dividends may be subject to Federal income tax. The Portfolio does not currently intend to invest in AMT obligations. The Portfolio, however, retains the ability to invest any or all of its assets in AMT obligations, and may do so in the future.

Taxable investments will consist of those instruments that may be purchased by the Diversified Assets Portfolio.

Risks. These principal investment risks apply to the Portfolio: stable NAV risk, interest rate risk, credit (or default) risk, guarantor (or credit enhancement) risk, management risk, liquidity risk, prepayment (or call) risk, debt extension risk, project/industrial development bond risk and tax risk. These and other risks are summarized on page 8.

More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 34 of this Prospectus.

MONEY MARKET PORTFOLIOS       7

PRINCIPAL INVESTMENT RISKS


All investments carry some degree of risk, which will affect the value of a Portfolio, its yield and investment performance, and the price of its shares.

AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH OF THE PORTFOLIOS SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIOS.

The following summarizes the principal risks that may affect the Portfolios.

RISKS THAT APPLY TO ALL PORTFOLIOS

Stable NAV risk is the risk that a Portfolio will not be able to maintain a net asset value per share of $1.00 at all times.

Interest rate risk is the risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield (and the market value of its securities) will tend to be higher.

Guarantor (or Credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Portfolio's investments in securities backed by letters of credit or other credit enhancements issued by such bank or institution to decline in value.

Counterparty failure risk is the risk that an issuer of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds on the same Business Day that shares are redeemed, because of unusual market conditions, an unusually high volume of redemption requests or other reasons.


RISK THAT APPLIES PRIMARILY TO THE GOVERNMENT AND GOVERNMENT SELECT PORTFOLIOS

Government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

RISKS THAT APPLY PRIMARILY TO THE DIVERSIFIED ASSETS, TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Credit (or Default) risk is the risk that an issuer of fixed income securities held by the Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High-quality securities are generally believed to have relatively low degrees of credit risk.


8            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Prepayment (or Call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce a Portfolio's income.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and a Portfolio will suffer from the inability to invest in higher yielding securities.

RISKS THAT APPLY TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Project/industrial development bond risk is the risk that a Portfolio may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

Tax risk is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Portfolio to pay tax-exempt dividends or the value of municipal instruments.

RISK THAT APPLIES TO THE DIVERSIFIED ASSETS PORTFOLIO

Foreign securities risk is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

More information about the risks of investing in the Portfolios is provided in "Risks, Securities and Techniques" beginning on page 34. You should carefully consider the risks discussed in these sections before investing in a Portfolio.

MONEY MARKET PORTFOLIOS       9

PORTFOLIO PERFORMANCE

The bar charts and tables that follow provide an indication of the risks of investing in a Portfolio. The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects certain expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.


Premier Shares for the Municipal Portfolio have not yet been issued and there are no Premier Shares currently outstanding for the Tax-Exempt Portfolio.* For this reason, the performance information shown below for the Municipal Portfolio and Tax-Exempt Portfolio is only for Service Shares. Service Shares, Premier Shares, and Shares are all invested in the same portfolio of securities. IN REVIEWING THIS PERFORMANCE INFORMA TION, HOWEVER, YOU SHOULD BE AWARE THAT SERVICE SHARES HAVE SERVICING AGENT FEES OF 0.25% (ANNUALIZED) AND A 0.01% (ANNUALIZED) TRANSFER AGENCY FEE, PREMIER SHARES HAVE SERVICING AGENT FEES OF 0.50% (ANNUALIZED) AND A 0.02% (ANNUALIZED) TRANSFER AGENCY FEE, AND SHARES HAVE NO SERVICING AGENT FEES AND A LESS THAN 0.01% (ANNUALIZED) TRANSFER AGENCY FEE.









* Premier Shares for the Tax-Exempt Portfolio were initially issued on July 11, 2001 and all Premier Shares for this Portfolio were redeemed on September 26, 2001.

10            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

DIVERSIFIED ASSETS PORTFOLIO


CALENDAR YEAR TOTAL RETURN: SERVICE SHARES


        [GRAPH APPEARS HERE]

1999            2000            2001
-------------------------------------
4.68%           5.92%           3.89%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
     Q4 2000                         Q4 2001
      1.53%                           0.59%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                              Inception                           Since
                                 Date           1-Year          Inception
-------------------------------------------------------------------------
Diversified Assets Portfolio
Service Shares                  7/1/98           3.89%            4.85%
Premier Shares                  4/1/99           3.62%            4.58%
-------------------------------------------------------------------------

The 7-day yield for Service Shares of the Portfolio as of December 31, 2001:
1.98%.
The 7-day yield for Premier Shares of the Portfolio as of December 31, 2001:
1.72%.
For the current 7-day yield, call 800/637-1380 or visit northernfunds.com/institutional.


MONEY MARKET PORTFOLIOS       11

GOVERNMENT PORTFOLIO


CALENDAR YEAR TOTAL RETURN: PREMIER SHARES


        [GRAPH APPEARS HERE]

1999            2000            2001
-------------------------------------
4.28%           5.55%           3.37%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
   Q3/Q4 2000                         Q4 2001
     1.44%                             0.42%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                        Inception                                 Since
                           Date                 1-Year          Inception
-------------------------------------------------------------------------
Government Portfolio
Service Shares            4/1/99                 3.64%            4.69%
Premier Shares          12/15/98                 3.37%            4.40%
-------------------------------------------------------------------------

The 7-day yield for Service Shares of the Portfolio as of December 31, 2001:
1.57%.
The 7-day yield for Premier Shares of the Portfolio as of December 31, 2001:
1.31%.
For the current 7-day yield, call 800/637-1380 or visit northernfunds.com/institutional.



12            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GOVERNMENT SELECT PORTFOLIO


CALENDAR YEAR TOTAL RETURN: PREMIER SHARES


        [GRAPH APPEARS HERE]

1999            2000            2001
-------------------------------------
4.40%           5.64%           3.46%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
   Q3/Q4 2000                        Q4 2001
     1.46%                            0.46%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                Inception                         Since
                                   Date         1-Year          Inception
-------------------------------------------------------------------------
Government Select Portfolio
Service Shares                   5/28/99         3.73%            4.81%
Premier Shares*                 11/23/98         3.46%            4.50%
-------------------------------------------------------------------------

The 7-day yield for Service Shares of the Portfolio as of December 31, 2001:
1.70%.
The 7-day yield for Premier Shares of the Portfolio as of December 31, 2001:
1.44%.
For the current 7-day yield, call 800/637-1380 or visit northernfunds.com/institutional.
*For the Portfolio's Premier Shares, performance from July 21, 1999 through September 29, 1999 is that of the Portfolio's Shares class, as no Premier Shares were outstanding during such period. Because the fees and expenses of Premier Shares are higher than those of Shares, actual performance would have been lower if these higher fees and expenses had been taken into account.


MONEY MARKET PORTFOLIOS       13

TAX - EXEMPT PORTFOLIO


CALENDAR YEAR TOTAL RETURN: SERVICE SHARES


        [GRAPH APPEARS HERE]

          2000            2001
     ----------------------------
         3.57%           2.35%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
     Q4 2000                         Q4 2001
       0.93%                          0.38%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                Inception                         Since
                                  Date          1-Year          Inception
-------------------------------------------------------------------------
Tax-Exempt Portfolio
Service Shares                   5/13/99         2.35%          2.91%
-------------------------------------------------------------------------

The 7-day yield for Service Shares of the Portfolio as of December 31, 2001:
1.35%.
For the current 7-day yield, call 800/637-1380 or visit northernfunds.com/institutional.


14            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MUNICIPAL PORTFOLIO


CALENDAR YEAR TOTAL RETURN: SERVICE SHARES


        [GRAPH APPEARS HERE]

               2001
            -----------
              2.45%



BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2001)

BEST QUARTER RETURN             WORST QUARTER RETURN
     Q1 2001                         Q4 2001
      0.74%                           0.40%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2001)

                                Inception                         Since
                                  Date          1-Year          Inception
-------------------------------------------------------------------------
Municipal Portfolio
Service Shares                   2/11/00         2.45%            3.07%
-------------------------------------------------------------------------

The 7-day yield for Service Shares of the Portfolio as of December 31, 2001:
1.44%.
For the current 7-day yield, call 800/637-1380 or visit northernfunds.com/institutional.


MONEY MARKET PORTFOLIOS       15

PORTFOLIO FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Service Shares and Premier Shares of the Portfolios. Please note that it does not reflect any charges that may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their Customers (as defined on page 24). (For more information, please see "Account Policies and Other Information" on page 27.)

                             SHAREHOLDER FEES
                             (fees paid directly from your investment)
                             -----------------------------------------------------------------------------
                                                                  Sales Charge
                             Sales Charge                        (Load) Imposed
                             (Load) Imposed    Deferred Sales    on Reinvested     Redemption    Exchange
Portfolio                    on Purchases      Charge (Load)     Distributions        Fees         Fees
----------------------------------------------------------------------------------------------------------
Diversified Assets
         Service Shares          None               None              None            None          None
         Premier Shares          None               None              None            None          None
----------------------------------------------------------------------------------------------------------
Government
         Service Shares          None               None              None            None          None
         Premier Shares          None               None              None            None          None
----------------------------------------------------------------------------------------------------------
Government Select
         Service Shares          None               None              None            None          None
         Premier Shares          None               None              None            None          None
----------------------------------------------------------------------------------------------------------
Tax-Exempt
         Service Shares          None               None              None            None          None
         Premier Shares          None               None              None            None          None
----------------------------------------------------------------------------------------------------------
Municipal
         Service Shares          None               None              None            None          None
         Premier Shares          None               None              None            None          None
----------------------------------------------------------------------------------------------------------


16            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

                                                                                                     Total Annual
  Management    Distribution      Other     Service Agent    Transfer Agent    Other Operating    Portfolio Operating
   Fees(1)      (12b-1) Fees    Expenses        Fees              Fees             Fees(2)            Expenses(3)
---------------------------------------------------------------------------------------------------------------------
     0.25%         None            0.39%        0.25%             0.01%             0.13%                 0.64%
     0.25%         None            0.65%        0.50%             0.02%             0.13%                 0.90%
---------------------------------------------------------------------------------------------------------------------
     0.25%         None            0.40%        0.25%             0.01%             0.14%                 0.65%
     0.25%         None            0.66%        0.50%             0.02%             0.14%                 0.91%
---------------------------------------------------------------------------------------------------------------------
     0.20%         None            0.40%        0.25%             0.01%             0.14%                 0.60%
     0.20%         None            0.66%        0.50%             0.02%             0.14%                 0.86%
---------------------------------------------------------------------------------------------------------------------
     0.25%         None            0.41%        0.25%             0.01%             0.15%                 0.66%
     0.25%         None            0.67%        0.50%             0.02%             0.15%                 0.92%
---------------------------------------------------------------------------------------------------------------------
     0.20%         None            0.44%        0.25%             0.01%             0.18%                 0.64%
---------------------------------------------------------------------------------------------------------------------
     0.20%         None            0.70%        0.50%             0.02%             0.18%                 0.90%
---------------------------------------------------------------------------------------------------------------------



MONEY MARKET PORTFOLIOS       17

FOOTNOTES


(1) This information has been restated to reflect the reduced contractual management fee rates for the Government Select and Municipal Portfolios that are effective April 1, 2002. Prior to April 1, 2002, the contractual management fee rates for the Government Select and Municipal Portfolios were 0.25% of each Portfolio's average daily net assets. For the fiscal year ended November 30, 2001, the Investment Adviser voluntarily waived a portion of its management fee for the Government Select and Municipal Portfolios. As a result of the fee waiver, actual management fees paid by the Government Select and Municipal Portfolios for the fiscal year ended November 30, 2001 were 0.10% of each Portfolio's average daily net assets. As of the date of this Prospectus, the actual management fees paid by both the Government Select and Municipal Portfolios were 0.10% of each Portfolio's average daily net assets as a result of fee waivers. Fee waivers may be terminated at any time at the option of the Investment Adviser.

(2) "Other Operating Expenses," along with "Servicing Agent Fees" and "Transfer Agency Fees" is a subcategory of "Other Expenses" and includes co-administration fees and all other ordinary operating expenses of the Portfolios not listed above. Prior to February 1, 2001, "Other Expenses" also included an additional fee equal to 0.08% of average daily net assets of the Service and Premier Classes paid to Northern Trust or other institutions for systems support and related services. The payment of this fee has been eliminated and is not reflected in this table. The Co-Administrators are entitled to a co-administration fee from the Portfolios at an annual rate of 0.10% of the average daily net assets of each Portfolio. The Co-Administrators are also entitled to additional fees for special legal services. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses (including fees payable to the Co-Administrators, but excluding management fees, transfer agency fees, servicing agent fees, taxes, interest and other extraordinary expenses) which exceed on an annualized basis 0.10% of each Portfolio's average daily net assets.

(3) As a result of the fee waivers and expense reimbursements, the actual management fees, distribution (12b-1) fees, other expenses and total annual portfolio operating expenses for each Portfolio for the fiscal year ended November 30, 2001 were as set forth below. Fee waivers (and voluntary expense reimbursements, if applicable) may be terminated at any time at the option of the Investment Adviser. If this occurs, "Total Annual Portfolio Operating Expenses" may increase without shareholder approval. Prior to February 1, 2001, "Other Expenses" also included an additional fee equal to 0.08% of average daily net assets of the Service and Premier Classes paid to Northern Trust or other institutions for systems support and related services. The payment of this fee has been eliminated and is not reflected in this table.

18            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                                                           Total Annual
                             Management    Distribution     Other      Portfolio Operating
Portfolio                      Fees        (12b-1) Fees    Expenses          Expenses
-------------------------------------------------------------------------------------------
Diversified Assets
         Service Shares        0.25%           None         0.38%              0.63%
         Premier Shares        0.25%           None         0.64%              0.89%
-------------------------------------------------------------------------------------------
Government
         Service Shares        0.25%           None         0.37%              0.62%
         Premier Shares        0.25%           None         0.63%              0.88%
-------------------------------------------------------------------------------------------
Government Select
         Service Shares        0.10%           None         0.38%              0.48%
         Premier Shares        0.10%           None         0.64%              0.74%
-------------------------------------------------------------------------------------------
Tax-Exempt
         Service Shares        0.25%           None         0.38%              0.63%
         Premier Shares*       0.25%           None         0.64%              0.89%
-------------------------------------------------------------------------------------------
Municipal
         Service Shares        0.10%           None         0.37%              0.47%
         Premier Shares*       0.10%           None         0.63%              0.73%
-------------------------------------------------------------------------------------------


* As of the date of the Prospectus, no shares of this class are issued and outstanding.



MONEY MARKET PORTFOLIOS       19

EXAMPLE


The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio                       1 Year     3 Years      5 Years       10 Years
-------------------------------------------------------------------------------
Diversified Assets
         Service Shares          $ 65       $ 205        $ 357         $   798
         Premier Shares          $ 92       $ 287        $ 498         $ 1,108
-------------------------------------------------------------------------------
Government
         Service Shares          $ 66       $ 208        $ 362         $   810
         Premier Shares          $ 93       $ 290        $ 504         $ 1,120
-------------------------------------------------------------------------------
Government Select
         Service Shares          $ 61       $ 192        $ 335         $   750
         Premier Shares          $ 88       $ 274        $ 477         $ 1,061
-------------------------------------------------------------------------------
Tax-Exempt
         Service Shares          $ 67       $ 211        $ 368         $   822
         Premier Shares          $ 94       $ 293        $ 509         $ 1,131
-------------------------------------------------------------------------------
Municipal
         Service Shares          $ 65       $ 205        $ 357         $   798
         Premier Shares          $ 92       $ 287        $ 498         $ 1,108
-------------------------------------------------------------------------------


20            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

INVESTMENT ADVISOR


Northern Trust Investments, Inc. ("NTI"), a subsidiary of The Northern Trust Company ("TNTC"), serves as the Investment Adviser of each of the Portfolios.* NTI is located at 50 South LaSalle Street, Chicago, IL 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust".

NTI is an Illinois state chartered trust company and an investment adviser registered under the Investment Advisers Act of 1940. Formed in 1988, it primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $1.68 trillion of assets, including approximately $330.1 billion of assets under discretionary management. As of such date, Northern Trust Corporation and its subsidiaries had approximately $39.7 billion in assets, $25 billion in deposits and employed over 9,400 persons.

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.




* Prior to January 1, 2001, TNTC served as Investment Adviser of the Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as Investment Adviser of each of the Portfolios.


MONEY MARKET PORTFOLIOS       21

ADVISORY FEES


As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 2001.


                                                            Advisory Fee
                               Contractual              Paid for Fiscal Year
Portfolio                         Rate                     Ended 11/30/01
-------------------------------------------------------------------------------
Diversified Assets                0.25%                         0.25%
-------------------------------------------------------------------------------
Government                        0.25%                         0.25%
-------------------------------------------------------------------------------
Government Select                 0.20%*                        0.10%
-------------------------------------------------------------------------------
Tax-Exempt                        0.25%                         0.25%
-------------------------------------------------------------------------------
Municipal                         0.20%*                        0.10%
-------------------------------------------------------------------------------




* Prior to April 1, 2002, the contractual fees for the Government Select and Municipal Portfolios were 0.25% of each Portfolio's daily net assets.

 The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.


22            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

OTHER PORTFOLIO SERVICES


TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various servicing functions, and any shareholder inquiries should be directed to it. NTI and PFPC serve as Co-Administrators for each Portfolio. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" beginning on page 16 and in the Additional Statement.


Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.


TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services if consistent with the Investment Company Act of 1940 (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.



MONEY MARKET PORTFOLIOS       23

PURCHASING AND SELLING SERVICE SHARES AND PREMIER SHARES


INVESTORS

Institutional investors, which are acting on their own behalf or on behalf of their customers, clients, employees, participants and others ("Customers"), and enter into a servicing agreement with the Trust ("Servicing Agreement"), may invest in the Service Shares and Premier Shares of each Portfolio through their institutional accounts at Northern Trust or an affiliate. They may also establish accounts directly with the Trust.

There is no sales charge imposed on investments. Institutional investors ("Institutions") include:

o Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

o Corporations, partnerships, business trusts and other institutions and organizations; and

o    Northern Trust and its affiliates when acting on behalf of the foregoing.

SHARE CLASSES

Each Portfolio offers three classes of shares: Shares, Service Shares and Premier Shares. Shares are described in a separate prospectus.

o Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.

o Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.

o Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio's Service Shares and Premier Shares and transfer agency fees. The Service Plan provides for payments at an annual rate of up to 0.25% and 0.50% of the average daily net asset value of Service Shares and Premier Shares, respectively. Because of these class-specific expenses, the performance of the Shares of a Portfolio is expected to be higher than the performance of both the Service Shares and Premier Shares of the same Portfolio and the performance of a Portfolio's Service Shares is expected to be higher than the performance of the same Portfolio's Premier Shares.

OPENING AN ACCOUNT

You may purchase Service Shares and Premier Shares of each Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more portfolios of the Trust. This minimum does not apply, however, to Service Shares and Premier Shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments.

Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase Service Shares or Premier Shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase Service Shares and Premier Shares directly from the Trust as described in this Prospectus.

24            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

BY MAIL

o    Read this Prospectus carefully.

o    Complete and sign the new account application.

o Include a certified corporate resolution (or other acceptable evidence of authority).

o Enclose a check or Federal Reserve draft payable to the specific Portfolio. If investing in more than one Portfolio, please include a separate check for each.

o    Mail your check, corporate resolution and completed application to:


     Northern Institutional Funds
     P.O. Box 75986
     Chicago, Illinois 60675-5986


All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

BY TELEPHONE

o    Read this Prospectus carefully.

o    Call the Transfer Agent at 800/637-1380.

To open a new account please provide:

o    The name of the Portfolio in which you would like to invest

o The number of Service Shares or Premier Shares or dollar amount to be invested

o    The method of payment

To add to an existing account, please provide:

o    The Institution's name

o    Your Account Number

BY WIRE OR AUTOMATED CLEARING HOUSE TRANSFER ("ACH TRANSFER").

To open a new account:

o    Call the Transfer Agent at 800/637-1380 for instructions.

o For more information about the purchase of Service Shares or Premier Shares, call the Transfer Agent at 800/637-1380.

To add to an existing account:

o    Have your bank wire Federal funds or effect an ACH Transfer to:

     The Northern Trust Company
     Chicago, Illinois
     ABA Routing No. 0710-00152
     (Reference 10 Digit Portfolio Account No.)
     (Reference Shareholder's Name)

MONEY MARKET PORTFOLIOS       25

SELLING SERVICE SHARES AND PREMIER SHARES

Through an Institutional Account. Institutions may sell (redeem) Service Shares and Premier Shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase Service Shares and Premier Shares directly from the Trust may redeem their Service Shares and Premier Shares through the Transfer Agent in one of the following ways:

BY MAIL

Send a written request to:


Northern Institutional Funds
P.O. Box 75986
Chicago, Illinois 60675-5986


The letter of instruction must include:

o    The signature of a duly authorized person

o    Your account number

o    The name of the Portfolio

o The number of Service Shares or Premier Shares or the dollar amount to be redeemed.

BY TELEPHONE

o    Call the Transfer Agent at 800/637-1380 for instructions.

o During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Service Shares and Premier Shares By Mail."

BY WIRE

o    Call the Transfer Agent at 800/637-1380 for instructions.

o    You must have given prior authorization for expedited wire redemption.

o    The minimum amount that may be redeemed by this method is $10,000.

26            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

ACCOUNT POLICIES AND OTHER INFORMATION

Automatic Investment Arrangements. Institutions may purchase Service Shares and Premier Shares through their institutional accounts at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust will normally provide funds by provisionally crediting the Institution's account on the day the calculation is made. Institutions should contact Northern Trust for more information about their automatic investment arrangements.

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in a Portfolio and one or more other investment portfolios of the Trust. This minimum does not apply, however, to Service Shares or Premier Shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues and redeems Service Shares and Premier Shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of net assets attributed to that class by the number of outstanding shares of the class. The NAV for each Portfolio and class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your Service Shares and Premier Shares is the one calculated after your purchase, exchange or redemption order is received or accepted as described below.

Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.


Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 1:00 p.m., Chicago time, on any Business Day will be executed on the day they are received by the Transfer Agent or other authorized intermediary, provided that either:


o The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 1:00 p.m., Chicago time, the same Business Day;

o The order is accepted by an authorized intermediary and payment is to be made by the close of the same Business Day in Federal or other immediately available funds according to procedures authorized by the Trust; or

o Payment in Federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 1:00 p.m., Chicago time, on a Business Day will be executed on the next Business Day, provided that payment is made as noted above. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority. If an Institution pays for Service Shares or Premier Shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

MONEY MARKET PORTFOLIOS       27

If payment is not received as described above from an authorized intermediary on the same Business Day of acceptance of an order by the authorized intermediary, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 30.

Tax Identification Number. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.


In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for Service Shares and Premier Shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.


Miscellaneous Purchase Information.

o Institutions are responsible for transmitting purchase orders to the Transfer Agent and delivering required funds on a timely basis.

o Institutions are responsible for all losses and expenses of a Portfolio in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

o Service Shares and Premier Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in Federal or other immediately available funds is received by the Transfer Agent by the time designated above.

o The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

Timing of Redemption and Exchange Requests.
Redemption and exchange requests will be effected at the NAV next determined after your exchange or redemption order is received in good order. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or shares); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Account Policies and Other Information--Making Changes to Your Account Information."

If either the Transfer Agent or Northern Trust (with respect to your institutional account) receives a redemption order by 1:00 p.m., Chicago time, on a Business Day, redemption proceeds will normally be paid in Federal funds or other immediately available funds wired or sent by check to you or, if you so choose, to your institutional account with Northern Trust, on the same Business Day.

Redemption orders received after 1:00 p.m., Chicago time, will be effected the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the next Business Day after receipt in good order.

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 30.

28            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

o The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

o If you are redeeming recently purchased Service Shares or Premier Shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

o Institutions are responsible for transmitting redemption orders to the Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

o Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

o Dividends on Service Shares and Premier Shares are earned through and including the day prior to the day on which they are redeemed.

o The Trust and the Transfer Agent reserve the right to redeem Service Shares and Premier Shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

o The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

o The Trust reserves the right to change or discontinue any of its redemption procedures.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange Service Shares and Premier Shares of a Portfolio for Service Shares and Premier Shares, respectively, of another Portfolio. The registration of both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum investment applies. An exchange is a redemption of shares you own and the purchase of shares you are acquiring. It is considered a taxable event and may result in a gain or loss.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

MONEY MARKET PORTFOLIOS       29

Advance Notification of Large Transactions. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m., Chicago time, if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. A "Business Day" does not include a holiday observed by the Transfer Agent and the Exchange. In 2002 these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Early Closings. The Portfolios reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when the Transfer Agent or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Authorized Intermediaries and Servicing Agents. The Trust may authorize certain Institutions that are financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.


Certain Institutions, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of either Service Shares or Premier Shares through Servicing Agreements with the Trust ("Servicing Agents"). In addition, Institutions perform (or arrange to have performed) personal and account maintenance services under their Servicing Agreements for Premier Shares. These Servicing Agreements are permitted under the Trust's Service Plan ("Service Plan"). For both Service Shares and Premier Shares, administrative support services may include:


o    acting, directly or through another, as shareholder of record;

o    establishing and maintaining individual accounts and records;

o    processing purchase, redemption and exchange orders; and

o    placing net purchase and redemption orders with the Trust's Transfer Agent.

30            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Servicing Agents will receive fees from the Portfolios for these services at an annual rate of up to 0.25% of the average daily net asset value of the Service Shares and Premier Shares beneficially owned by their Customers.

Personal and account maintenance services provided under the Service Plan for Premier Shares may include:

o providing information to investors regarding the Portfolios or relating to the status of their accounts; and

o    acting as liaison between investors and the Trust.

Servicing Agents will receive additional fees from the Portfolios for these services at an annual rate of up to 0.25% of the average daily net asset value of Premier Shares beneficially owned by their Customers. All fees payable under the Service Plan are borne solely by the share class to which the services are provided and not by the Portfolios' other share classes.

Northern Trust may also provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of Service Shares or Premier Shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may equal all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.

You should read your account agreement with your Institution carefully. Your Institution's requirements may differ from those listed in this Prospectus. An Institution may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If you have agreed to maintain a minimum balance with your Institution and the balance falls below this minimum, you may be required to redeem all or a part of your investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation from the Trust by an Institution in connection with the investment of fiduciary funds in Service Shares or Premier Shares of a Portfolio. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into Servicing Agreements.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolios on behalf of their Customers may be required to register as dealers.


Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Trust's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at 800/637-1380 or by mail at the Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986.


MONEY MARKET PORTFOLIOS       31

DISTRIBUTIONS AND TAXES


DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio's assets less estimated expenses. Each Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Service Shares or Premier Shares in an account that is not subject to a standing order for the purchase of additional shares of the same class. In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are automatically reinvested (without any sales charge) in additional Service Shares or Premier Shares of the same Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern Trust, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

TAXES

Each Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute substantially all of its net income to shareholders each year. Except for exempt-interest dividends paid by the Tax-Exempt and Municipal Portfolios, dividends derived from interest income and short-term capital gains will be taxable as ordinary income, and distributions, if any, derived from net long-term capital gains will generally be taxable as long-term capital gains, unless you have a tax-advantaged account. This is true whether dividends and distributions are received in cash or reinvested in Service Shares or Premier Shares.

The Tax-Exempt and Municipal Portfolios intend to pay substantially all of their dividends as "exempt-interest dividends," which are exempt from Federal income taxes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of either the Tax-Exempt or Municipal Portfolios generally will not be deductible for Federal income tax purposes.

In certain instances, dividends paid by the Tax-Exempt and Municipal Portfolios, while exempt from regular Federal income tax, may be subject to the alternative minimum tax. In addition, the Tax-Exempt and Municipal Portfolios may invest a portion of their assets in securities that generate income that is not exempt from Federal tax. Any dividends paid by the Tax-Exempt or Municipal Portfolios that are derived from taxable interest or from capital gains will be subject to Federal income tax.

The Tax-Exempt and Municipal Portfolios will each determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. The Tax-Exempt and Municipal Portfolios will apply these percentages uniformly to all distributions declared from net investment income during that year.

Except as stated below, you may be subject to state and local taxes on Portfolio distributions and redemptions. State income taxes may not apply, however, to the portions of a Portfolio's distributions, if any, that are attributable to interest on certain types of Federal securities or interest on securities issued by the particular state or municipalities within the state.

32            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

OTHER TAX INFORMATION

Dividends and distributions from each Portfolio will generally be reportable by you in the tax year in which they are paid with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Your investment in the Portfolios could have additional tax consequences. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States Federal income tax treatment. You should consult your tax professional for information regarding all the tax consequences applicable to your investments in the Portfolios. More information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.

In particular, although the Government Select Portfolio intends to invest primarily in U.S. government securities, the interest on which is generally exempt from state income taxation, you should consult your own tax professional to determine whether this is true in your own situation. Similarly, dividends paid by the Portfolios (including the Tax-Exempt and Municipal Portfolios) may be taxable under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

MONEY MARKET PORTFOLIOS       33

RISKS, SECURITIES AND TECHNIQUES


THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE TYPES OF SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST AND THEIR RELATED RISKS. It also explores the various investment techniques that the investment management team may, but is not required to, use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and policies.

Investment Objectives and Policies. The investment objective of the Municipal Portfolio may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.


Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or other credit enhancements.

Investment strategy. The Diversified Assets Portfolio, Tax-Exempt Portfolio and Municipal Portfolio may purchase various types of asset-backed securities that are "Eligible Securities" as defined by the SEC. The Government Portfolio may only purchase asset-backed securities (such as mortgage-backed securities) that are issued and guaranteed by the U.S. government, its agencies or instrumentalities.

Special risks. In addition to credit and market risk, asset-backed securities usually involve prepayment risk because the underlying assets (loans) may usually be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities may involve certain risks not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

34            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Borrowings and Reverse Repurchase Agreements.
The Portfolios may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. Each Portfolio may also borrow up to an additional 5% of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.


Investment strategy. The Diversified Assets, Government, Tax-Exempt and Municipal Portfolios may purchase custodial receipts. Investments by the Government Portfolio in custodial receipts will not exceed 20% of the value of its net assets.


Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest rates, or indices. Derivatives include structured debt obligations such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

Investment strategy. A Portfolio will invest in derivatives only if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

MONEY MARKET PORTFOLIOS       35

Diversification. Diversifying its holdings can help a Portfolio reduce the risks of investing. In accordance with current SEC regulations, each Portfolio will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Portfolio may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three Business Days.

These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders.


Foreign Securities. The Diversified Assets Portfolio, and to the extent permitted below, the Government Portfolio, may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. The Diversified Assets Portfolio may also invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

Investment strategy. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase. The Government Portfolio may make limited investments (but in no event more than 20% of its net assets) in debt obligations of supranational entities.


Special risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, possible seizure or nationalization of foreign holdings or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less

36            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
stringent reserve requirements, to different accounting, auditing and recordkeeping requirements, and to volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not regis tered under the Securities Act of 1933, as amended (the "1933 Act").

Investment strategy. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security which is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

Investment Strategy. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.


Special risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there may be no active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price.


Investment Companies. In connection with the management of their daily cash positions, the Portfolios may invest in shares of other money market funds which invest in short-term, high quality debt securities and securities issued by other investment companies consistent with their investment objectives and policies.

Investment strategy. Investments by a Portfolio in other money market funds will be subject to the limitations of the Investment Company Act of 1940 and SEC orders. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

Special risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

MONEY MARKET PORTFOLIOS       37

Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

The Tax-Exempt Portfolio and Municipal Portfolio each may acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise their rights for trading purposes.

Investment strategy. Although it is not their current policy to do so on a regular basis, each of the Tax-Exempt and Municipal Portfolios may invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, neither the Tax-Exempt Portfolio nor the Municipal Portfolio intends to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

Portfolios in addition to the Tax-Exempt and Municipal Portfolios may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolios on such investments will be taxable to shareholders.

Special risks. Municipal instruments purchased by the Tax-Exempt and Municipal Portfolios may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S banks.

38            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

In addition, when a substantial portion of a Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

Special risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer losses if a court determines that the Portfolio's interest in the collateral is not enforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Portfolios may lend securities on a short-term basis to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in short-term investments.

Special risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may possibly incur a capital loss. In addition, a Portfolio may incur a loss in reinvesting the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

Investment strategy. Each of the Portfolios may purchase stripped securities.

Special risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio's investment performance.

MONEY MARKET PORTFOLIOS       39

Taxable Investments. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

Investment strategy. The Tax-Exempt and Municipal Portfolios may each invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

Special risks. Dividends paid by the Tax-Exempt and Municipal Portfolios that are derived from interest paid on taxable investments will generally be taxable to each Portfolio's shareholders as ordinary income for Federal income tax purposes. The Tax-Exempt and Municipal Portfolios may not achieve their investment objectives when their assets are invested in taxable obligations.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

Special risks. Not all U.S. government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

Investment strategy. Each Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Portfolio if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Portfolio.

Special risks. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk.

40            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolios would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.


Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the securities may decrease in value by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase before the time they are actually issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Miscellaneous. TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


MONEY MARKET PORTFOLIOS       41

FINANCIAL INFORMATION



THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF A PORTFOLIO'S SERVICE SHARES AND PREMIER SHARES FOR THE PERIOD FROM THE DATE EACH CLASS WAS INITIALLY ISSUED TO THE PUBLIC TO NOVEMBER 30, 2001. Certain information reflects financial results for a single Service Share or Premier Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Service Shares or Premier Shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge. As of November 30, 2001, no Premier Shares of the Municipal Portfolio had been issued to the public and no Premier Shares of the Tax-Exempt Portfolio were outstanding.



42            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PORTFOLIO FINANCIAL HIGHLIGHTS           FOR THE FISCAL YEARS ENDED NOVEMBER 30


DIVERSIFIED ASSETS PORTFOLIO

-------------------------------------------------------------------------------------------      -------------------------------
                                                                  SERVICE                                    PREMIER
                                                  2001        2000       1999       1998(4)        2001        2000      1999(5)
-------------------------------------------------------------------------------------------      -------------------------------
Net asset value, beginning of period            $  1.00     $  1.00     $  1.00     $ 1.00       $  1.00     $  1.00     $ 1.00
Income from investment operations:
     Net investment income                         0.04        0.06        0.05       0.02          0.04        0.05       0.03
Total income from investment operations            0.04        0.06        0.05       0.02          0.04        0.05       0.03
-------------------------------------------------------------------------------------------      -------------------------------
Less distributions paid:
     From net investment income                   (0.04)      (0.06)      (0.05)     (0.02)        (0.04)      (0.05)     (0.03)
Total distributions paid                          (0.04)      (0.06)      (0.05)     (0.02)        (0.04)      (0.05)     (0.03)
-------------------------------------------------------------------------------------------      -------------------------------
Net asset value, end of period                  $  1.00     $  1.00     $  1.00     $ 1.00       $  1.00     $  1.00     $ 1.00
-------------------------------------------------------------------------------------------      -------------------------------
Total return(1)                                    4.24%       5.85%       4.68%      1.76%         3.97%       5.57%      2.57%
Supplemental data and ratios:
     Net assets, in thousands, end of period    $74,165     $57,184     $59,815     $7,060       $54,876     $29,883     $4,552
     Ratio to average net assets of:(2)
         Expenses, net of waivers
             and reimbursements(3)                 0.63%       0.69%       0.69%      0.69%         0.89%       0.95%      0.95%
         Expenses, before waivers
             and reimbursements(3)                 0.64%       0.72%       0.72%      0.72%         0.90%       0.98%      0.98%
         Net investment income, net of
             waivers and reimbursements            4.07%       5.71%       4.55%      4.94%         3.81%       5.45%      4.29%
         Net investment income, before
             waivers and reimbursements            4.06%       5.68%       4.52%      4.91%         3.80%       5.42%      4.26%
-------------------------------------------------------------------------------------------      -------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service and Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) For the period July 1, 1998 (commencement of operations) through November 30, 1998.
(5) For the period April 1, 1999 (commencement of operations) through November 30, 1999.


MONEY MARKET PORTFOLIOS       43

PORTFOLIO FINANCIAL HIGHLIGHTS           FOR THE FISCAL YEARS ENDED NOVEMBER 30


GOVERNMENT PORTFOLIO

-------------------------------------------------------------------------------------      -----------------------------------
                                                                 SERVICE                                 PREMIER
                                                       2001        2000       1999(4)        2001          2000       1999(5)
-------------------------------------------------------------------------------------      -----------------------------------
Net asset value, beginning of period                 $  1.00     $  1.00      $  1.00      $   1.00      $  1.00      $  1.00
Income from investment operations:
     Net investment income                              0.04        0.06         0.03          0.04         0.05         0.04
Total income from investment operations                 0.04        0.06         0.03          0.04         0.05         0.04
-------------------------------------------------------------------------------------      -----------------------------------
Less distributions paid:
     From net investment income                        (0.04)      (0.06)       (0.03)        (0.04)       (0.05)       (0.04)
Total distributions paid                               (0.04)      (0.06)       (0.03)        (0.04)       (0.05)       (0.04)
-------------------------------------------------------------------------------------      -----------------------------------
Net asset value, end of period                       $  1.00     $  1.00      $  1.00      $   1.00      $  1.00      $  1.00
-------------------------------------------------------------------------------------      -----------------------------------
Total return(1)                                         4.02%       5.74%        3.03%         3.75%        5.47%        4.56%
Supplemental data and ratios:
     Net assets, in thousands, end of period         $37,349     $32,352      $32,555      $118,965      $76,529      $44,575
     Ratio to average net assets of:(2)
         Expenses, net of waivers
             and reimbursements(3)                      0.62%       0.69%        0.69%         0.88%        0.95%        0.95%
         Expenses, before waivers
             and reimbursements(3)                      0.65%       0.72%        0.72%         0.91%        0.98%        0.98%
         Net investment income, net of
             waivers and reimbursements                 3.80%       5.61%        4.41%         3.54%        5.35%        4.15%
         Net investment income, before
             waivers and reimbursements                 3.77%       5.58%        4.38%         3.51%        5.32%        4.12%
-------------------------------------------------------------------------------------      -----------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service and Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) For the period April 1, 1999 (commencement of operations) through November 30, 1999.
(5) For the period December 15, 1998 (commencement of operations) through November 30, 1999.


44            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PORTFOLIO FINANCIAL HIGHLIGHTS           FOR THE FISCAL YEARS ENDED NOVEMBER 30


GOVERNMENT SELECT PORTFOLIO

-------------------------------------------------------------------------------------     -----------------------------------------
                                                                SERVICE                                  PREMIER
                                                    2001         2000         1999(4)      2001        2000      1999(5)    1998(6)
-------------------------------------------------------------------------------------     -----------------------------------------
Net asset value, beginning of period              $   1.00     $   1.00       $ 1.00      $ 1.00     $  1.00     $ 1.00      $1.00
Income from investment operations:
     Net investment income                            0.04         0.06         0.03        0.04        0.05       0.03         --
Total income from investment operations               0.04         0.06         0.03        0.04        0.05       0.03         --
-------------------------------------------------------------------------------------     -----------------------------------------
Less distributions paid:
     From net investment income                      (0.04)       (0.06)       (0.03)      (0.04)      (0.05)     (0.03)        --
-------------------------------------------------------------------------------------     -----------------------------------------
Total distributions paid                             (0.04)       (0.06)       (0.03)      (0.04)      (0.05)     (0.03)        --
-------------------------------------------------------------------------------------     -----------------------------------------
Net asset value, end of period                    $   1.00     $   1.00       $ 1.00      $ 1.00     $  1.00     $ 1.00      $1.00
-------------------------------------------------------------------------------------     -----------------------------------------
Total return(1)                                       4.11%        5.82%        2.72%       3.84%       5.55%      3.30%      0.10%
Supplemental data and ratios:
     Net assets, in thousands, end of period      $128,761     $116,640       $11,846     $9,916     $15,403     $7,417       $108
     Ratio to average net assets of:(2)
-------------------------------------------------------------------------------------     -----------------------------------------
         Expenses, net of waivers
             and reimbursements(3)                    0.48%        0.54%        0.54%       0.74%       0.80%      0.80%      0.80%
         Expenses, before waivers
             and reimbursements(3)                    0.65%        0.72%        0.72%       0.91%       0.98%      0.98%      0.99%
         Net investment income, net of
             waivers and reimbursements               3.87%        5.69%        4.51%       3.60%       5.43%      4.25%      4.71%
         Net investment income, before
             waivers and reimbursements               3.70%        5.51%        4.33%       3.43%       5.25%      4.07%      4.52%
-------------------------------------------------------------------------------------     -----------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year. (2) Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service and Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) For the period May 28, 1999 (commencement of operations) through November 30, 1999.
(5) Premier Shares were fully redeemed as of July 20, 1999. No Premier Shares were outstanding for the period July 21, 1999 through September 29, 1999. Premier Shares were reintroduced on September 30, 1999.
(6) For the period November 23, 1998 (commencement of operations) through November 30, 1998. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.


MONEY MARKET PORTFOLIOS       45

PORTFOLIO FINANCIAL HIGHLIGHTS           FOR THE FISCAL YEARS ENDED NOVEMBER 30


TAX-EXEMPT PORTFOLIO

----------------------------------------------------------------------------------------------------------------
                                                                                         SERVICE
                                                                            2001           2000         1999(4)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $  1.00        $  1.00        $  1.00
Income from investment operations:
     Net investment income                                                   0.03           0.03           0.02
Total income from investment operations                                      0.03           0.03           0.02
----------------------------------------------------------------------------------------------------------------
Less distributions paid:
     From net investment income                                             (0.03)         (0.03)         (0.02)
Total distributions paid                                                    (0.03)         (0.03)         (0.02)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  1.00        $  1.00        $  1.00
----------------------------------------------------------------------------------------------------------------
Total return(1)                                                              2.56%          3.53%          1.58%
Supplemental data and ratios:
     Net assets, in thousands, end of period                              $14,697        $16,926        $35,536
     Ratio to average net assets of:(2)
         Expenses, net of waivers and reimbursements(3)                      0.63%          0.69%          0.69%
         Expenses, before waivers and reimbursements(3)                      0.66%          0.74%          0.73%
         Net investment income, net of waivers and reimbursements            2.51%          3.49%          2.71%
         Net investment income, before waivers and reimbursements            2.48%          3.44%          2.67%
----------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) For the period May 13, 1999 (commencement of operations) through November 30, 1999.


46            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PORTFOLIO FINANCIAL HIGHLIGHTS           FOR THE FISCAL YEARS ENDED NOVEMBER 30


MUNICIPAL PORTFOLIO

-----------------------------------------------------------------------------------------------------------
                                                                                          SERVICE
                                                                                   2001             2000(4)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $  1.00           $  1.00
Income from investment operations:
     Net investment income                                                           0.03              0.03
Total income from investment operations                                              0.03              0.03
-----------------------------------------------------------------------------------------------------------
Less distributions paid:
     From net investment income                                                    (0.03)            (0.03)
Total distributions paid                                                           (0.03)            (0.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $  1.00           $  1.00
-----------------------------------------------------------------------------------------------------------
Total return(1)                                                                     2.66%             3.01%
Supplemental data and ratios:
     Net assets, in thousands, end of period                                      $39,638           $36,320
     Ratio to average net assets of:(2)
         Expenses, net of waivers and reimbursements(3)                             0.47%             0.54%
         Expenses, before waivers and reimbursements(3)                             0.69%             0.86%
         Net investment income, net of waivers and reimbursements                   2.56%             3.65%
         Net investment income, before waivers and reimbursements                   2.34%             3.33%
-----------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2)  Annualized for periods less than one year.
(3) Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.
(4) For the period February 11, 2000 (commencement of operations) through November 30, 2000.


MONEY MARKET PORTFOLIOS       47

FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORT

Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION ("ADDITIONAL STATEMENT")

Additional information about the Portfolios and their policies is also available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios' annual and semiannual reports and the Additional Statement are available free upon request by calling The Northern Funds Center at 800/637-1380.

To obtain other information and for shareholder inquiries:


BY TELEPHONE

Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET

Text-only versions of the Portfolios' documents are available online and may be downloaded from the SEC's Web site at sec.gov.

You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.



48            NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 SERVICE SHARES
                                 PREMIER SHARES

                          NORTHERN INSTITUTIONAL FUNDS

                           GOVERNMENT SELECT PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          DIVERSIFIED ASSETS PORTFOLIO
                              TAX-EXEMPT PORTFOLIO
                               MUNICIPAL PORTFOLIO

      This Statement of Additional Information dated April 1, 2002, (the "Additional Statement") is not a prospectus. Copies of the prospectuses dated April 1, 2002 for the Service Shares and Premier Shares of the Government Select, Government, Diversified Assets, Municipal and Tax-Exempt Portfolios (the "Portfolios") of Northern Institutional Funds (each, a "Prospectus") may be obtained without charge by calling 800/ 637-1380 (toll-free). Each Portfolio also offers one additional share class, Shares, which is described in a separate statement of additional information. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

      The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ADDITIONAL INVESTMENT
      INFORMATION.............................................................3
      Classification and
      History.................................................................3
      Investment Objectives, Strategies and Risks.............................3
      Investment Restrictions................................................12
ADDITIONAL TRUST
      INFORMATION............................................................15
      Trustees and Officers..................................................15
      Code of Ethics.........................................................21
      Investment Adviser, Transfer Agent and Custodian.......................21
      Portfolio Transactions.................................................24
      Co-Administrators and Distributor......................................24
      Counsel and Auditors...................................................27
      In-Kind Purchases and Redemptions......................................28
      Third-Party Fees and Requirements......................................28
PERFORMANCE INFORMATION......................................................28
AMORTIZED COST VALUATION.....................................................30
DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES.............................31
ADDITIONAL INFORMATION CONCERNING TAXES......................................36
      General................................................................36
      Special Tax Considerations Pertaining to the Tax-Exempt and
        Municipal Portfolios.................................................36
      Foreign Investors......................................................37
      Conclusion.............................................................38
SERVICE PLAN.................................................................38
OTHER INFORMATION............................................................39
FINANCIAL STATEMENTS.........................................................40
APPENDIX A..................................................................A-1

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering of Service Shares and Premier Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                        ADDITIONAL INVESTMENT INFORMATION

Classification and History

      Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

      Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers seven fixed income, one balanced, and eight equity portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

      The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of each Portfolio (except Municipal Portfolio) may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval. As stated in the Prospectus, it is the policy of the Government Select Portfolio, Government Portfolio, Tax-Exempt Portfolio and Municipal Portfolio to invest, under normal circumstances, at least 80% of their respective net assets in the particular types of securities suggested by their names. For this purpose, "net assets" include the amount of any borrowings by the Portfolios for investment purposes and the amount of "net assets" is measured at the time of purchase. As described further below, the policies of the Tax-Exempt Portfolio and Municipal Portfolio in this regard may not be changed without shareholder approval, but the policies of the Government Select Portfolio and Government Portfolio may be changed without shareholder approval. However, to the extent required by Securities and Exchange Commission ("SEC") regulations, shareholders of the Government Select Portfolio or Government Portfolio, as applicable, will be provided with sixty days notice in the manner prescribed by the SEC before any change in the 80% policy referred to above.

Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time
Deposits

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

      The Portfolios may invest a portion of their assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

      The Diversified Assets Portfolio may also invest in high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Service ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's") or F-2 or higher by Fitch Ratings ("Fitch"). The Diversified Assets Portfolio may also invest in rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Portfolio.

Zero Coupon Bonds

      To the extent consistent with their investment objectives, the Portfolios may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree of changes in interest rates than interest bearing securities having similar maturities and credit quality.

      Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, a Portfolio is nonetheless required to accrue income on such investment for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

Asset-Backed Securities

      To the extent described in the Prospectus, the Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

      If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

      Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such difficulties are not, however, expected to have a significant effect on the Portfolios since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 397 days or less.

      Asset-backed securities may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned by private stockholders. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Company ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac certificates are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default on an underlying mortgage.

      Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Supranational Bank Obligations

      To the extent consistent with their investment objectives, the Portfolios may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations

      Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, and the Maritime

Administration.

      Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

      To the extent consistent with its investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Custodial Receipts for Treasury Securities

      The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

      The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

      The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

      With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to the SEC's regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Portfolio include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

      Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

Investment Companies

      With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act), or
(b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets.

      Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

      If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

      A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

      Each Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act". Securities subject to repurchase agreements are normally held either by the Trust's custodian (or subcustodian, if any) or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable.


Reverse Repurchase Agreements

      Each Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Securities Lending

      Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

      Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

      A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

      When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will normally be calculated from the commitment date.

Insurance Funding Agreements

      The Diversified Assets Portfolio may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.


Yields and Ratings

      The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this document.

      Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

Municipal Instruments

      Municipal instruments are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from federal income tax. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

      Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

      Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

      The Tax-Exempt and Municipal Portfolios may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Municipal bonds with a series of maturity dates are called Serial Bonds. The Tax-Exempt Portfolio and the Municipal Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Portfolios' maturity requirements. The Portfolios may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolios obtain at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolios might hold long-term Put Bonds on which defaults occur following acquisition by the Portfolios.

      Municipal instruments purchased by the Tax-Exempt Portfolio and Municipal Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

      The Tax-Exempt Portfolio and Municipal Portfolio may invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P or F-2 or higher by Fitch and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P or F-2 or higher by Fitch. The Tax-Exempt Portfolio and Municipal Portfolio may also invest in rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Portfolios.

      The Tax-Exempt Portfolio and Municipal Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolios may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

      An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

      From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt and Municipal Portfolios and their liquidity and value. In such an event the Board of Trustees would reevaluate the Portfolios' investment objectives and policies and consider changes in its structure or possible dissolution.

      As stated below, as a matter of fundamental policy, at least 80% of the Tax-Exempt Portfolio and Municipal Portfolio's net assets (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Taxable investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.

      Certain of the municipal instruments held by the Municipal and the Tax-Exempt Portfolios may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bond holders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Portfolios may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

      As described in the Prospectus, the Municipal and Tax-Exempt Portfolios may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust's Board of Trustees, will also consider marketability of a municipal lease obligations based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

      The Diversified Assets Portfolio may invest up to 5% of its net assets in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Diversified Assets Portfolio on such investments will be taxable to shareholders.

      Currently, it is not the intention of the Portfolios to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

Standby Commitments

      The Tax-Exempt and Municipal Portfolios may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt and Municipal Portfolios at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

      The Tax-Exempt and Municipal Portfolios expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt and Municipal Portfolios may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by either Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

      The Tax-Exempt and Municipal Portfolios intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt and Municipal Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt and Municipal Portfolios pay directly or indirectly for a standby commitment, the Portfolios' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt and Municipal Portfolios and will be reflected in realized gain or loss when the commitment is exercised or expires.

Illiquid or Restricted Securities

      Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. The Portfolios may purchase commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Investment Restrictions

      Each Portfolio is subject to the fundamental investment restrictions enumerated below, which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

      (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

      (2) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

      (3) Invest in commodities or commodity contracts, except that a Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

      (4) Invest in companies for the purpose of exercising control or management.

      (5) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies).

      (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

      (7) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

      (8)  Borrow money, except that to the extent permitted by applicable law,
      (a) the Portfolios may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of their total assets (including the amount borrowed) or such percentage permitted by law, (b) the Portfolios may borrow up to an additional 5% of their total assets for temporary purposes, (c) the Portfolios may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolios may purchase securities on margin. If due to market fluctuations or other reasons the Portfolios' borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

      (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                   *     *    *

      For the purposes of Restriction Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

      The freedom of action reserved in Restriction No. 7 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

      Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio and Municipal Portfolio, at least 80% of the net assets of the Portfolios (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under federal alternative minimum tax will be deemed by the Municipal Portfolio, but will not be deemed by the Tax-Exempt Portfolio, to be exempt from regular federal income tax for purposes of determining whether the Municipal and Tax-Exempt Portfolios meet this fundamental policy.

      Except to the extent otherwise provided in Investment Restriction No. 7, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications.

      In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

      Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

      The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt and Municipal Portfolios will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of each Portfolio's total assets, with investments in any one such issuer being limited to no more than 1% of a Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

      In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

                          ADDITIONAL TRUST INFORMATION

      The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees subject to the laws of Delaware and the Trust's Declaration of Trust. Information pertaining to the Trustees and officers of the Trust is set forth below.

NON-INTERESTED TRUSTEES*:
-------------------------




                                                                                                Number of
                                                                                                ---------
                                                                                                Portfolios
                                                                                                ----------
                                                                                               in Northern
                                                                                               -----------
                                                                                               Institutional
                                                                                               -------------
                    Position(s)   Term of Office                                               Fund Complex         Other
                    -----------   --------------                                               ------------         -----
     Name,           Held with    and Length of                                                Overseen by     Directorships Held
     -----           ---------    -------------                                                -----------     ------------------
Address and Age**     Trust       Time Served   Principal Occupation(s) During Past Five Years Trustee****       by Trustee*****
-----------------     -----       -----------   ---------------------------------------------- -----------       ---------------

Richard G. Cline    Trustee       Since 1997    Chairman and Director, Hawthorne Investors,        55       Director: PepsiAmericas;
Age: 67                                         Inc. (a management advisory services and                    Whitman Corporation (a
                                                private investment  company) since 1996;                    diversified holding
                                                Managing Partner, Hawthorne Investments,                    company); Kmart
                                                L.L.C. (a management advisory services and                  Corporation (a retailing
                                                private investment company) since 2001;                     company); Ryerson Tull,
                                                Chairman and Director of Hussman                            Inc. (a metals
                                                International, Inc. (a refrigeration company)               distribution company).
                                                from 1998 to 2000; Chairman, President and
                                                CEO of NICOR Inc. (a diversified public
                                                utility holding company) from 1995 to 1996,
                                                and President from 1992 to 1993; Chairman,
                                                Federal Reserve Bank of Chicago from 1992 to
                                                1995; and Deputy Chairman from 1995 to 1996.
                                                Trustee: Northern Mutual Fund Complex
                                                (registered investment companies).

---------------

*     Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as
      "non-interested Trustees". Trustees who are deemed to be "interested persons" of the Trust are referred to as "interested
      Trustees".

**    Each Trustee may be contacted by writing to the Trustee, c/o Lloyd Wennlund, The Northern Trust Company, 50 S. LaSalle Street,
      Chicago, IL 60675.

***   Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected, at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in
      accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

****  The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2001,
      Northern Institutional Funds consisted of 22 portfolios, including the Portfolios described in this Additional Statement, and
      Northern Funds consisted of 33 portfolios.

***** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934
      (i.e. public companies) or other investment companies registered under the 1940 Act.


Edward J. Condon,   Trustee       Since 1994    Chairman and CEO of The  Paradigm  Group,          55       None
Jr.                                             Ltd. (a financial adviser) since 1993;
Age: 61                                         Principal and Co-Founder of Paradigm Capital
                                                since 1993; Senior Partner of NewEllis
                                                Ventures since 2001; Member of Advisory
                                                Board of Real-Time USA, Inc. (a software
                                                development company); Member of the Board of
                                                Managers of The Liberty Hampshire Company,
                                                LLC (a receivable securitization company);
                                                Director: University Eldercare, Inc. (an
                                                Alzheimer's disease research and treatment
                                                company); Financial Pacific Company (a small
                                                business leasing company);Trustee: Northern
                                                Mutual Fund Complex (registered investment
                                                companies); Trustee: Dominican University.

William J. Dolan,   Trustee       Since 2000    Partner of Arthur Andersen & Co. S.C. (an          55       None
Jr.                                             accounting firm) from 1966 to 1989; Financial
Age: 69                                         Consultant, Ernst & Young LLP (an accounting
                                                firm) from 1992 to 1993 and 1997. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

Sharon Gist Gilliam Trustee       Since 2001    Executive Vice President, Unison-Maximus,          55       None
Age: 49                                         Inc. (aviation and governmental consulting);
                                                Director: Town and Country Utilities, Inc.;
                                                Unison Consulting Group, Inc. until May
                                                1999; Trustee: Northern Mutual Fund Complex
                                                (registered investment companies).

Sandra Polk Guthman Trustee       Since 1997    President and CEO of Polk Bros. Foundation         55       Director: MB Financial
Age 58                                          (an Illinois not-for-profit corporation)                    Corp. (a municipal bond
                                                from 1993 to present. Trustee: Northern                     insurance company) 1999-
                                                Mutual Fund Complex (registered investment                  2000.
                                                companies).

Richard P. Strubel  Trustee       Since 1982    President, Chief Operating Officer and Director    55       Director: Gildan
Age: 62                                         of Unext Inc. (a provider of educational                    Activewear, Inc. (an
                                                services via the Internet) since 1999;                      athletic clothing
                                                Director: Cantilever Technologies (a private                marketing
                                                software company) since 1999; Trustee: The                  manufacturing company;
                                                University of Chicago since 1987; Managing                  Goldman Sachs Mutual
                                                Director of Tandem Partners, Inc. (a privately              Fund Complex (69
                                                held management services firm) until 1999.                  portfolios).
                                                Trustee: Northern Mutual Fund Complex
                                                (registered investment companies).

Raymond E. George,  Trustee       Since 2000    Senior Vice President and Senior Fiduciary         55       None
Jr./1/                                          Fiduciary Officer of The Northern Trust
Age: 71                                         Company from 1990 to 1993. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

Michael E.          Trustee       Since 2000    President of Sara Lee Foundation                   55       Director: Coach, Inc.;
Murphy/2/                                       (philanthropic organization) from 1997                      Payless Shoe Source,
Age: 65                                         to 2001; Vice Chairman and Chief                            Inc. (a retail shoe
                                                Administrative Officer of Sara Lee                          store business), GATX
                                                Corporation (a consumer product company)                    Corporation (a railroad
                                                from 1994 to 1997. Trustee: Northern                        holding company);
                                                Mutual Fund Complex (registered                             Bassett Furniture
                                                investment companies).                                      Industries, Inc. (a
                                                                                                            furniture manufacturer).

---------------
/1/   Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
/2/   Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.

Mary Jacobs         Trustee       Since 2000    Partner in the law firm of Sidley  Austin          55       None
Skinner, Esq./3/                                Brown & Wood. Trustee: Northern  Mutual
Age 44                                          Fund Complex (registered investment
                                                companies).

Stephen Timbers/4/  Trustee       Since 2000    Director, President and Chief Executive            55       Director:
Age: 57                                         Officer of Northern Trust Investments,                      USFreightways
                                                Inc. since 2001; President of Northern                      Corporation.
                                                Trust Global Investments, a division of
                                                Northern Trust Corporation and Executive
                                                Vice President, The Northern Trust Company
                                                since 1998; President, Chief Executive
                                                Officer and Director of Zurich Kemper
                                                Investments (a financial services company)
                                                from 1996 to 1998; President, Chief
                                                Operating Officer and Director of Kemper
                                                Corporation (a financial services company)
                                                from 1992 to 1996; President and Director of
                                                Kemper Funds (a registered investment
                                                company) from 1990 to 1998. Trustee:
                                                Northern Mutual Fund Complex (registered
                                                investment companies).

---------------
/3/   Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.
/4/   Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern
      Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST:
----------------------

                                             TERM OF
                                             -------
                             POSITIONS      OFFICE AND
                             ---------      ----------
NAME, ADDRESS AND            HELD WITH      LENGTH OF
-----------------            ---------      ---------
        AGE                    TRUST       TIME SERVED*                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
        ---                    -----       ------------                 ----------------------------------------------
Lloyd A. Wennlund         President        Since 2000      Senior Vice President and Director of Northern Trust Investments,
50 South LaSalle Street                                    Inc. since 2001; Senior Vice President and other positions at The
Chicago, IL  60675                                         Northern Trust Company, President of Northern Trust Securities,
Age: 44                                                    Inc., and Managing Executive, Mutual Funds for Northern Trust
                                                           Global Investments since 1989.

Eric K. Schweitzer        Vice President   Since 2000      Senior Vice President at Northern Trust Investments, Inc. since
50 South LaSalle Street                                    2000 and Senior Vice President at The Northern Trust Company and
Chicago, IL  60675                                         the Director of Distribution, Product Management and Client
Age: 40                                                    Services in the Mutual Fund Group of Northern Trust Global Investments
                                                           since 2000; Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert              Treasurer        Since 2002      Senior Vice President and Department Head at The Northern Trust
50 South LaSalle Street                                    Company overseeing Fund Accounting, Transfer Agent and Fund
Chicago, IL 60675                                          Administration functions, Division Manager of Fund Accounting,
Age: 40                                                    1992-1998, Audit Manager at Arthur Andersen LLP (an accounting firm)
                                                           prior thereto.

Brian P. Curran           Vice President   Since 1999      Vice President and Director of Fund Administration at PFPC Inc. since
4400 Computer Drive       and Assistant                    1997; Director of Fund Administration at State Street Bank & Trust
Westborough, MA 01581     Treasurer                        Company from February 1997 to October 1997;  Senior Auditor at Price
Age: 34                                                    Waterhouse LLP (an accounting firm) prior thereto.

Stuart Schuldt            Assistant        Since 1998      Vice President, Fund Administration, The Northern Trust Company; Vice
50 South LaSalle Street   Treasurer                        President, Fund Accounting, Scudder Kemper (a mutual fund company), from
Chicago, IL 60675                                          1993 to 1998; Audit Manager, Arthur Andersen & Co., (an accounting firm)
Age: 40                                                    prior thereto.

Jeffrey A. Dalke, Esq.    Secretary        Since 2000      Partner in the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA
19103-6996
Age: 51

Linda J. Hoard, Esq.      Assistant        Since 1999      Vice President at PFPC Inc. since 1998; Attorney Consultant for Fidelity
4400 Computer Drive       Secretary                        Management & Research (a financial service company), Investors Bank &
Westborough, MA 01581                                      Trust Company (a financial  service  provider) and FDISG prior thereto.
Age: 54

     *    Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified.

      Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

      Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

Standing Board Committees

      The Board of Trustees has established three standing committees in connection with their governance of the Portfolios: Audit; Nominating, Compensation and Education; and Valuation.

      The Audit Committee consists of three members: Messrs. Condon (Chairman) and Strubel and Ms. Gilliam. The functions performed by the Audit Committee include, among other things, acting as the principal liaison between the Board and the Trust's independent auditors, making recommendations to the Board regarding the auditor's engagement and compensation, ensuring receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust and meeting with the independent auditors twice each year to review the scope and results of the audit and otherwise as requested by the Trust's Chairman, the Committee Chairman or the auditors. During the fiscal year ended November 30, 2001, the Audit Committee convened three times.

      The Nominating, Compensation and Education Committee (the "Nominating Committee") consists of two members: Ms. Guthman (Chairperson) and Mr. Dolan. The functions performed by the Nominating Committee include selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, and developing policies regarding Trustee education. During the fiscal year ended November 30, 2001, the Nominating Committee convened three times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios' Prospectus and should be directed to the attention of Northern Institutional Funds Nominating Committee.

      The Valuation Committee consists of three members: Messrs. George (Chairman) and Murphy and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Portfolios in accordance with the Trust's valuation procedures. During the fiscal year ended November 30, 2001, the Valuation Committee convened four times.

Trustee Ownership of Portfolio Shares

      Shares of the Portfolios are offered to institutional investors acting on their own behalf or on behalf of their customers, clients, participants and others. For this reason, the Trustees may not make direct investments in the Portfolios. The following table shows the dollar range of shares of the Portfolios owned by each Trustee in the Portfolio and other Portfolios of Northern Institutional Funds and Northern Funds.

                       Information as of December 31, 2001

Name of Trustee          Dollar Range of Equity            Aggregate Dollar Range of Equity
---------------          ----------------------            --------------------------------
                      Securities in each Portfolio         Securities in All Portfolios in
                      ----------------------------         -------------------------------
                                                       Mutual Fund Family Overseen by Trustee *
                                                       ----------------------------------------
Richard G. Cline                  None                              Over $100,000
Edward J. Condon,                 None                              Over $100,000
Jr.
William J. Dolan, Jr.             None                             $10,001-$50,000
Raymond E. George, Jr.   Over $100,000- Tax Exempt                   Over $100,000
                                Portfolio
Sharon Gist Gilliam               None                                  None
Sandra Polk Guthman               None                            $50,001-$100,000
Michael E. Murphy                 None                              Over $100,000
Mary Jacobs Skinner               None                              Over $100,000
Richard P. Strubel                None                                  None
Stephen B. Timbers                None                              Over $100,000


      Trustee and Officer Compensation
      --------------------------------

      Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an additional annual retainer of $10,000. Each Committee member earns an annual fee of $1,500 and each Committee Chairman earns an additional fee of $2,000.

      The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2001:


                             Government   Government   Diversified   Tax-Exempt   Municipal         Total
                             ----------   ----------   -----------   ----------   ---------         -----
                               Select     Portfolio      Assets      Portfolio    Portfolio     Compensation
                               ------     ---------      ------      ---------    ---------     ------------
                             Portfolio                  Portfolio                                from Fund
                             ---------                  ---------                                ---------
                                                                                                  Complex
                                                                                                  -------
                                                                                               (Including the
                                                                                               --------------
                                                                                               Portfolios)/1/
                                                                                               -----------
Stephen B. Timbers             $     0      $     0       $     0      $     0      $     0       $     0
William H. Springer/2/           6,900        5,980        16,790        1,840          460        92,000
Richard G. Cline                 5,625        4,875        13,688        1,500          375        75,000
Edward J. Condon, Jr             5,925        5,135        14,418        1,580          395        79,000
John W. English/3/               2,531        2,194         6,244          675          169        33,750
Sandra Polk Guthman              5,625        4,875        13,688        1,500          375        75,000
Sharon Gist Gilliam/4/               0            0             0            0            0             0
Richard P. Strubel               5,625        4,875        13,688        1,500          375        75,000
Wesley M. Dixon, Jr./2/          5,475        4,745        13,308        1,460          365        73,000
William J. Dolan, Jr             5,625        4,875        13,688        1,500          375        75,000
Raymond E. George, Jr            5,925        5,135        14,418        1,580          395        79,000
Michael E. Murphy                5,625        4,875        13,688        1,500          375        75,000
Mary Jacobs Skinner              5,625        4,875        13,688        1,500          375        75,000

(1) As of December 31, 2001, the Fund Complex consists of Northern Institutional Funds (22 portfolios) and Northern Funds (33 portfolios).
(2) Messrs. Dixon and Springer served as Trustees and, in the case of Mr. Springer, Chairman of the Fund Complex until December 31, 2001.
(3)   Mr. English served as a Trustee of the Fund Complex until March 27, 2001.
(4) Ms. Gilliam did not serve as a Trustee of the Fund Complex during the fiscal year ended November 30, 2001.

---------------

* Includes the Northern Mutual Fund Complex consisting of 55 portfolios.

      The Trust does not provide pension or retirement benefits to its Trustees.

      The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Ovaert, Schultz, Schweitzer and Wennlund), receives fees from the Trust for administrative services. Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Messrs. Timbers, Ovaert, Schultz, Schweitzer and Wennlund are officers, receives fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

Code of Ethics

      The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.


Investment Adviser, Transfer Agent and Custodian

      Northern Trust Investments, Inc. ("NTI" or the "Investment Adviser"), a wholly-owned subsidiary of The Northern Trust Company ("TNTC"), serves as investment adviser of each of the Portfolios.* TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI and TNTC are located at 50 South LaSalle Street, Chicago, Illinois 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."

      Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2001, administered in various capacities approximately $1.68 trillion of assets, including approximately $330.1 billion of assets under discretionary management. As of December 31, 2001, Northern Trust Corporation and its subsidiaries had approximately $39.7 billion in assets, $25 billion in deposits and employed over 9,400 persons.

      Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, the Advisory Agreement with the Trust provides that the Investment Adviser shall attempt to obtain the best net price and execution.

      On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other portfolio, investment company or account for which the Investment Adviser acts as adviser), the Investment Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of such broker or dealer.

      The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

---------------
      * Prior to January 1, 2001, TNTC served as Investment Advisor of the Portfolios. On January 1, 2001, NTI assumed TNTC's rights and responsibilities as Investment Adviser of each of the Portfolios.

      Under its Transfer Agency Agreement with the Trust, TNTC has undertaken to
(i) answer customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders,
(vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management,
(vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors, (x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

      As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to Service Shares and Premier Shares described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) .01% of the average daily net asset value of the outstanding Service Shares of each Portfolio; and
(ii) .02% of the average daily net asset value of the outstanding Premier Shares of each Portfolio. The transfer agency fee attributable to each class of shares is borne solely by that class. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict-of-interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares of the Portfolios.

      Under its Custodian Agreement with the Trust, TNTC (i) holds each Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve the Custodian of any of its responsibilities under the Agreement.

      As compensation for the services rendered to the Trust by the Custodian as custodian, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses
(iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

      The Custodian's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

      The Advisory Agreement was most recently approved with respect to the Portfolios by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Trustees") on February 8, 2002. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees' consideration of the Advisory Agreement. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Portfolios' contractual advisory fee rates and the reduction of those contractual rates proposed at the meeting; the Portfolios' respective operating expense ratios; and the Investment Advisers fee waivers and expense reimbursements for the Portfolios. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Portfolios' investment advisory fee structure and the use of fee waivers and breakpoints by other mutual funds; the revenues received by Northern Trust and its affiliates from the Portfolios for their investments advisory services and for other, non-investment advisory services, and their expenses in providing such services; and the Portfolios' asset levels and possible economies of scale. The Trustees also considered personnel and resources of the Investment Advisers; the types of services provided to the Portfolios under the Investment Advisory Agreement; and the nature of the Portfolios' institutional investors. After consideration of the Investment Advisers presentation, the Trustees determined that the Advisory Agreement should be reapproved and continued.

      Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolios until April 30, 2003 and the Transfer Agency Agreement and Custodian Agreement will continue in effect with respect to a particular Portfolio until April 30, 2003, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually
(i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty either by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

      For the fiscal years ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:


                                         2001           2000           1999
                                         ----           ----           ----
Government Select Portfolio         $ 3,636,314      $2,236,694     $ 1,857,385
Government Portfolio                  6,654,202       5,183,136       3,854,646
Diversified Assets Portfolio         22,364,398      17,200,492      13,909,480
Tax-Exempt Portfolio                  1,649,409       1,497,774       1,665,500
Municipal Portfolio/1/                  149,911          88,767             n/a

(1)   Commenced investment operations on December 1, 1999.

      In addition, for the fiscal years ended November 30, 2001, 2000 and 1999, the Investment Adviser waived advisory fees with respect to the Government Select Portfolio in the amounts of $5,454,472, $3,355,090, and $2,786,104, respectively. For the fiscal years ended November 30, 2001 and 2000, the Investment Adviser waived advisory fees with respect to the Municipal Portfolio in the amount of $224,866 and $ 133,104, respectively.

      For the fiscal years ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                         2001           2000           1999
                                         ----           ----           ----
Government Select Portfolio            $ 61,703       $ 46,872      $ 35,078
Government Portfolio                     70,775         56,719        36,436
Diversified Assets Portfolio            199,532        172,385       153,309
Tax-Exempt Portfolio                     17,412         22,110        22,320
Municipal Portfolio(1)                   11,814          7,027           n/a

(1)   Commenced investment operations on December 1, 1999.

      For the fiscal years ended November 30 as indicated, the amount of custodian fees incurred by each Portfolio was as follows:

                                  2001         2000        1999
                                  ----         ----        ----

Government Select Portfolio     $296,132     $236,435     $205,435
Government Portfolio             295,166      234,020      176,812
Diversified Assets Portfolio     489,508      782,252      577,833
Tax-Exempt Portfolio              69,605       96,866       90,540
Municipal Portfolio(1)            13,233       46,000          n/a

(1)   Commenced investment operations on December 1, 1999.


      TNTC is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which TNTC is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

      Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

      For the fiscal years ended November 30, 2001, 2000 and 1999, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

      During the fiscal year ended November 30, 2001, the Government Select Portfolio acquired and sold securities of JPMorganChase Securities & Co., a regular broker/dealer. At November 30, 2001, the Government Select Portfolio did not own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

      During the fiscal year ended November 30, 2001, the Government Portfolio acquired and sold securities of JPMorganChase Securities & Co., a regular broker/dealer. At November 30, 2001, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Goldman Sachs Group, Inc., with an approximate aggregate market value of $150,000,000; and Merrill Lynch & Co., Inc., with an approximate aggregate market value of $236,681,000.

      At November 30, 2001, the Diversified Asset Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Citicorp Inc., with an approximate aggregate market value of $92,448,000; Goldman Sachs Group, Inc., with an approximate aggregate market value of $148,856,000; JPMorganChase Securities & Co., with an approximate aggregate market value of $99,567,000; and Merrill Lynch & Co., Inc., with an approximate aggregate market value of $207,600,000.

      During the fiscal year ended November 30, 2001, the Tax-Exempt Portfolio did not acquire, sell or own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

      During the fiscal year ended November 30, 2001, the Municipal Portfolio did not acquire, sell or own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

Co-Administrators and Distributor

      Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as Co-Administrators for the Portfolios under a Co-Administration Agreement with the

Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement; PFPC remained as a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development;
(ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

      Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. The Co-Administrators are also entitled to additional fees for special legal services. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing agent fees and extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets.

      For the fiscal year ended November 30, 2001, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

Government Select Portfolio                                 $3,636,314
Government Portfolio                                         2,658,081
Diversified Assets Portfolio                                 8,945,759
Tax-Exempt Portfolio                                           659,764
Municipal Portfolio                                            149,911

      Additionally, for the fiscal year ended November 30, 2001, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing administration fees in the following amounts:

Government Select Portfolio                                 $  698,166
Government Portfolio                                           705,432
Diversified Assets Portfolio                                 1,329,121
Tax-Exempt Portfolio                                           209,930
Municipal Portfolio                                            100,397


      For the fiscal year ended November 30, 2000, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:

 Government Select Portfolio                                 $2,236,694
 Government Portfolio                                         2,073,225
 Diversified Assets Portfolio                                 6,880,100
 Tax-Exempt Portfolio                                           599,101
 Municipal Portfolio                                             88,735

      Additionally, for the fiscal year ended November 30, 2000, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing administration fees in the following amounts:

Government Select Portfolio                                 $  658,759
Government Portfolio                                           619,236
Diversified Assets Portfolio                                 1,898,162
Tax-Exempt Portfolio                                           270,081
Municipal Portfolio                                            153,011

      For the period May 1, 1999, through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Municipal Portfolio which did not commence operations during the period) in the amount of:

                                                            May 1, 1999
                                                              through
                                                         November 30, 1999
                                                         -----------------

Government Select Portfolio                                   $1,111,703
Government Portfolio                                             944,829
Diversified Assets Portfolio                                   3,551,511
Tax-Exempt Portfolio                                             340,887

      Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio (except for the Municipal Portfolio which did not commence operations during the period) for its expenses reducing administration fees in the following amounts:

Government Select Portfolio                                     $325,664
Government Portfolio                                             272,925
Diversified Assets Portfolio                                     804,125
Tax-Exempt Portfolio                                             147,691

      Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004,acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect. For the period indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:

                                                             December 1, 1998
                                                                 through
                                                              April 30, 1999
                                                              --------------

Government Select Portfolio                                      $745,682
Government Portfolio                                              597,018
Diversified Assets Portfolio                                    2,012,240
Tax-Exempt Portfolio                                              325,308

      In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs had agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers by Goldman Sachs pursuant to this agreement during the fiscal year ended November 30, 1999.

      Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs had agreed to reimburse expenses of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing agent fees and certain extraordinary expenses), which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

      For the period indicated, the effect of these reimbursements by Goldman Sachs was to reduce other expenses by the following amounts:

                                                             December 1, 1998
                                                                 through
                                                              April 30, 1999
                                                              --------------

Government Select Portfolio                                      $221,061
Government Portfolio                                              206,434
Diversified Assets Portfolio                                      694,265
Tax-Exempt Portfolio                                              129,348

      Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2003, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time, without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

      The Trust has entered into a Distribution Agreement with Northern Funds Distributors, LLC ("NFD") under which NFD, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors. Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. No compensation is payable by the Trust to NFD for such distribution services. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

      The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

      Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

Counsel and Auditors

      Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

      Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

      Payment for Service Shares and Premier Shares of the Portfolios may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

      Although each Portfolio generally will redeem Service Shares and Premier Shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

Third-Party Fees and Requirements

      Service and Premier Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern Trust and other institutions may charge their customers for services provided in connection with their investments.

      The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

                             PERFORMANCE INFORMATION

      The performance of a class of shares of a Portfolio may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

      From time to time, the Portfolios may advertise their "yields" and "effective yields", and the Municipal Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." Yield, effective yield, tax-equivalent yield and tax-equivalent effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.


      In arriving at such quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Service Share or Premier Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

      "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Service Shares and Premier Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.

      "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent current yield, if more than one stated income tax rate is used.

      The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.

      "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

      Quotations of yield, effective yield, tax-equivalent current yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their customers in connection with investments in Service Shares and Premier Shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

      The annualized yield of each Portfolio with respect to Service Shares for the seven-day period ended November 30, 2001 was as follows:*

                                     Yield       Effective    Tax-Equivalent  Tax-Equivalent
                                     -----
                                                   Yield          Yield      Effective Yield
                                                   -----          -----      ---------------

Government Select Portfolio          1.87%         1.89%           N/A             N/A
Government Portfolio                 1.84%         1.85%           N/A             N/A
Diversified Assets Portfolio         2.22%         2.25%           N/A             N/A
Tax-Exempt Portfolio                 1.41%         1.42%          2.32%           2.33%
Municipal Portfolio                  1.50%         1.52%          2.46%           2.50%

      The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information -- Co-Administrators and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows:*

                                     Yield       Effective    Tax-Equivalent  Tax-Equivalent
                                     -----
                                                   Yield          Yield      Effective Yield
                                                   -----          -----      ---------------

Government Select Portfolio          1.70%         1.72%           N/A             N/A
Government Portfolio                 1.81%         1.82%           N/A             N/A
Diversified Assets Portfolio         2.21%         2.24%           N/A             N/A
Tax-Exempt Portfolio                 1.38%         1.39%          2.27%           2.28%
Municipal Portfolio                  1.28%         1.30%          2.10%           2.13%

---------------

      * An income tax rate of 39.1% was used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

      The annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Municipal and Tax-Exempt Portfolios, which were not outstanding during the period) for the seven-day period ended November 30, 2001 was as follows:

                                     Yield       Effective    Tax-Equivalent  Tax-Equivalent
                                     -----
                                                   Yield          Yield      Effective Yield
                                                   -----          -----      ---------------

Government Select Portfolio          1.61%         1.62%           N/A             N/A
Government Portfolio                 1.58%         1.59%           N/A             N/A
Diversified Assets Portfolio         1.96%         1.98%           N/A             N/A

      The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information -- Co-Administrators and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Municipal and Tax-Exempt Portfolios, which were not outstanding during the period) for the same seven-day period would have been as follows:

                                     Yield       Effective    Tax-Equivalent  Tax-Equivalent
                                     -----
                                                   Yield          Yield      Effective Yield
                                                   -----          -----      ---------------

Government Select Portfolio          1.44%         1.45%           N/A             N/A
Government Portfolio                 1.55%         1.56%           N/A             N/A
Diversified Assets Portfolio         1.95%         1.97%           N/A             N/A

      The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

      Each Portfolio may also quote from time to time the total return of its Service Shares or Premier Shares in accordance with SEC regulations.

      The yields and total returns of Service Shares and Premier Shares of each Portfolio will be calculated separately from the yields and total returns of Shares of each Portfolio, which are not described in this Additional Statement.

                            AMORTIZED COST VALUATION

      As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

      Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

      Rule 2a-7 requires that each Portfolio limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES

      The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-two existing series, which represent interests in the Trust's twenty-two respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related Prospectus) relates only to the Service Shares and Premier Shares of the five Portfolios discussed herein. For information on the other class of shares in each Portfolio and on the Trust's other investment portfolios, call the toll-free number on page 41.

      Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account - Selling Shares and Account Policies and Other Information" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Service and Premier Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing Service Shares and Premier Shares of the Portfolios are not issued.

      The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law. The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

      The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

      The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

      The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

      The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

      Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

      The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

      The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

      In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

      The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

      As of March 1, 2002, substantially all of the Trust's Portfolios' outstanding shares were held of record by TNTC for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, TNTC possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio.

      TNTC has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March 1, 2002:

DIVERSIFIED ASSETS PORTFOLIO
                                                             Percentage of
                                                             -------------
                                         Number of Shares    Shares
                                         ----------------    ------
Shares
------
         MCCA - WESTERN ASSET MGMT-SL     574,036,328.45       5%

Premier
-------
         RIVERVIEW COMMUNITY BANK          22,526,619.18       51%
         COLE TAYLOR BENCHMARK             19,866,146.79       45%

Service
-------
         COLE TAYLOR BENCHMARK             15,233,820.03       19%
         SIMMONS FIRST TRUST CO NA         11,375,462.07       14%
         SEI TRUST/CASTLE BANK             11,019,302.71       14%
         DOWNERS GROVE NATL BK              8,834,881.42       11%
         FIRST MID-ILLINOIS BK & TR         6,749,315.58       8%
         ALLEGIANT TRUST COMPANY            6,583,459.78       8%
--------------------------------------------------------------------------------

GOVERNMENT PORTFOLIO
                                                             Percentage of
                                                             -------------
                                         Number of Shares    Shares
                                         ----------------    ------
Premier
-------
         EGAP & CO/17                     100,690,685.00       93%
         COLE TAYLOR BENCHMARK              7,181,434.38       7%

Service
-------
         HORIZON TRUST & INVESTMENT MAN    23,380,931.00       63%
         COLE TAYLOR BENCHMARK              5,882,950.22       16%
         ZIONS FIRST NATIONAL BANK          2,708,421.94       7%
         CALUMET INVESTMENT CORP    -PR     2,247,765.86       6%
--------------------------------------------------------------------------------

GOVERNMENT SELECT PORTFOLIO
                                                             Percentage of
                                                             -------------
                                         Number of Shares    Shares
                                         ----------------    ------
Shares
------
         PFIZER W-L DEF. COMP. TRUST      433,104,435.17       8%
         TNT-LDN-FAO03-FAO SHORT TERM     276,790,054.94       5%

Premier
-------
         MB FINANCIAL BANK N.A.             2,378,999.22       40%
         RIVERVIEW COMMUNITY BANK           1,707,229.49       29%
         SOUTH CENTRAL BANK & TRUST CO      1,426,972.97       24%
         RICHFIELD BK & TR CO                 444,477.34       7%

Service
-------
         CAPE COD BANK & TRUST             76,909,616.08       69%
         WEST DES MOINES STATE BANK         9,539,145.31       9%
         HEARTLAND BANK & TRUST             7,094,561.86       6%
         FARMERS & MERCHANTS BANK           6,106,853.00       5%
--------------------------------------------------------------------------------

TAX-EXEMPT PORTFOLIO
                                                             Percentage of
                                                             -------------
                                         Number of Shares    Shares
                                         ----------------    ------
Shares
------
         SENTINEL TRUST COMPANY           119,181,562.57       16%
         MIAMI ACM-TAX EXEMPT              37,540,962.02       5%

Service
-------
         INTEGRA BANK - TRUST                 624,614.69       32%
         FARMERS STATE BANK - CM              437,284.57       22%
         COUNTRY CLUB BANK                    377,031.62       19%
         MB FINANCIAL BANK N.A.               344,455.93       18%
         DOWNERS GROVE NATL BK                103,908.36       5%
--------------------------------------------------------------------------------

MUNICIPAL PORTFOLIO
                                                             Percentage of
                                                             -------------
                                         Number of Shares    Shares
                                         ----------------    ------
Shares
------
         TRUST CO OF TOLEDO-LOCAL & CO     37,553,408.13       20%
         INDIANA TR & INV MGT CO           24,987,524.85       13%
         AMARILLO NATIONAL BANK            23,310,484.39       12%
         EQUITABLE TRUST CO                20,068,433.93       11%
         FOLLETT CORPORATION               17,559,951.53       9%
         SEI TRUST/CASTLE BANK             14,120,246.16       8%
         THE MIDWEST TRUST COMPANY         13,250,331.39       7%

Service
-------
         EGAP & CO/15                      30,840,448.00       76%
         COLE TAYLOR BENCHMARK              6,738,942.97       17%
         HORIZON TRUST & INVESTMENT MAN     3,016,657.00       7%
--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION CONCERNING TAXES

General

      Each Portfolio will elect to be taxed separately as a regulated investment company (a "RIC"). To qualify as a RIC, each Portfolio generally must distribute an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for each year (the "Distribution Requirement") and satisfy certain other requirements.

      Each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also, at the close of each quarter of the taxable year, it is generally required that at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Each Portfolio intends to comply with these RIC requirements.

      If for any taxable year any Portfolio were not to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions by the Portfolio would be taxable to shareholders as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

      The Internal Revenue Code imposes a nondeductible 4% excise tax on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. Each Portfolio also intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax.

      For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. As of November 30, 2001, the Government Portfolio had capital loss carry forwards approximating $91,000 and $9,000 for federal tax purposes, expiring in 2007 and 2008, respectively. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Internal Revenue Code and applicable tax regulations.

      The Trust will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient." For 2002 and 2003, the percentage required to be withheld is 30%.

Special Tax Considerations Pertaining to the Tax-Exempt and Municipal Portfolios

      Investors in either of Tax-Exempt and Municipal Portfolios should note that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and

"exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

      As described above and in the Prospectus, the Tax-Exempt and Municipal Portfolios are designed to provide investors with federally tax-exempt interest income. Neither the Tax-Exempt Portfolio nor the Municipal Portfolio is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of these Portfolios would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolios may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

      In order for the Tax-Exempt and Municipal Portfolios to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt or Municipal Portfolios and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by either Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt and Municipal Portfolios with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.


      Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt and Municipal Portfolios generally is not deductible for federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds either Tax-Exempt or Municipal Portfolio shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

      The Tax-Exempt and Municipal Portfolios will determine annually the percentages of their net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

      Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt and Municipal Portfolios.

      Income from the Tax-Exempt and Municipal Portfolios may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

Foreign Investors

      Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. Different tax consequences may apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

      The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

      Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.


                                  SERVICE PLAN

      The Trust, on behalf of the Portfolios, has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of each Portfolio, is authorized to pay to TNTC monthly or quarterly fees in respect of
(i) administrative support services performed and expenses incurred in connection with such Portfolio's Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio's Premier Shares as set forth below. The fee paid for administrative support services during any one year shall not exceed 0.25% of the average daily net asset value of the Service Shares and Premier Shares of such Portfolio. The fee paid for personal and account maintenance services during any one year shall not exceed an additional 0.25% of the average daily net asset value of the Premier Shares of such Portfolio. Northern Trust will determine the amount of the servicing agent fees to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Servicing Agents") and the basis on which such payments will be made. Payments to a Servicing Agent will be subject to compliance by the Servicing Agent with the terms of the related Plan agreement entered into by the Servicing Agent. The servicing agent fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

      Payments of the servicing agent fees with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern Trust and the Servicing Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of a Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of a Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of a Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of a Portfolio; (v) processing dividend payments on behalf of Customers; and (vi) performing other related administrative support services that do not constitute "personal and account maintenance services" within the meaning of the National Association of Securities Dealers, Inc.'s Conduct Rules. Payments of the servicing agent fees with respect to the Premier Shares will also be used to compensate or reimburse Northern and the Servicing Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Servicing Agents;
(iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, a Portfolio to Customers, including asset allocation and other similar services; (iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.

      Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Servicing Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the FDIC, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

      The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, most recently re-approved the Plan and the related agreements for each Portfolio at a meeting called for the purpose of voting on such Plan and related agreements on February 7 and 8, 2002.

      The Plan and related agreements will remain in effect until April 30, 2003 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

      The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to Service Shares and Premier Shares at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days' written notice to any other party to the agreement. Each service agreement shall terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Portfolio and holders of Service and Premier Shares of such Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                                OTHER INFORMATION

      The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to TNTC, NTI and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing agent fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

      The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

      Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.




                              FINANCIAL STATEMENTS

      The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2001(the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                   APPENDIX A

Short Term Credit Ratings
-------------------------

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues.

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations.

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Long-Term Credit Ratings
------------------------

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       PLUS (+) OR MINUS (-) - The "AA" rating classification may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the rating classification "Aa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      PLUS (+) OR MINUS (-) - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category.

Notes to Short-Term and Long-Term Credit Ratings
------------------------------------------------

Standard & Poor's
-----------------

      Credit Watch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      Rating Outlook: A standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

              .  Positive means that a rating may be raised.
              .  Negative means that a rating may be lowered.
              .  Stable means that a rating is not likely to change.

              . Developing means a rating ma be raised or lowered. . N.M means not meaningful.

Moody's
-------

      Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch
-----

      Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings
----------------------

      Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibits a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations.

      "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
      "MIG-2"/"VMIG-2" - this designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings
--------------------

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

      Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

      Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

PART C.
                                OTHER INFORMATION

ITEM 23. EXHIBITS
-----------------

The following exhibits are incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (the "Registration Statement") (Accession No. 0000950130-96-001086), Post-Effective Amendment No. 34 to such Registration Statement (Accession No. 0000950130-97-002471), Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000950131-97-005862), Post-Effective Amendment No. 36 to such Registration Statement (Accession No. 0000950131-98-00216), Post-Effective Amendment No. 38 to such Registration Statement (Accession No. 0000950131-98-002030), Post-Effective Amendment No. 39 to such Registration Statement (Accession No. 00009150131-99-000461), Post-Effective Amendment No. 41 to such Registration Statement (Accession No. 0000927405-99-000333), Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000927405-00-000027), Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950131-00-002147); Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950131-01-000265); Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950131-01-000510), Amendment No. 46 under the Investment Company Act of 1940 (the "1940 Act") to the Registration Statement filing (Accession No. 0000950131-01-000262), Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950131-01-001670), Amendment No. 50 under the Investment Company Act of 1940 to the Registration Statement filing (Accession No. 000095013-01-502545), Amendment No. 49 to such Registration Statement (Accession No. 0000940180-02-000170) and Amendment No. 52 under the Investment Company Act of 1940 to the Registration Statement filing (Accession No. 0000940180-02-000620).

         (a)   (1)    Agreement and Declaration of Trust dated November 1, 1997
                      (Accession No. 0000950131-98-00216).

               (2) Amendment No. 1 dated January 27, 1998 to the Agreement and Declaration of Trust (Accession No.
                      0000950131-99-000461).

               (3) Amendment No. 2 dated May 15, 1998 to the Agreement and Declaration of Trust (Accession No. 0000950131-99-000461).

               (4) Amendment No. 3 dated October 5, 1999 to the Agreement and Declaration of Trust (Accession No. 0000927405-99-000333).

               (5) Amendment No. 4 dated January 24, 2000 to the Agreement and Declaration of Trust (Accession No.
                      0000927405-00-000027).

               (6) Amendment No. 5 dated May 2, 2000 to the Agreement and Declaration of Trust (Accession No. 0000950131-01-000265).

               (7) Amendment No. 6 to the Agreement and Declaration of Trust (Accession No. 0000950131-01-000265).

               (8) Amendment No. 7 to the Agreement and Declaration of Trust (Accession No. 0000950131-01-502545).

         (b)   (1)    By-Laws dated November 8, 1997 (Accession No.
                      0000950131-98-00216).

               (2) Amended and Restated By-Laws adopted August 2, 2000 (Accession No. 0000950131-01-000265).

         (c) Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated November 1, 1997 (Accession No.
               0000950131-98-00216).

         (d)   (1)    Investment Advisory Agreement dated March 31, 1998 between the Registrant and The Northern Trust Company (the
                      "Investment Advisory Agreement") (Accession No.
                      0000950131-99-000461).

               (2) Addendum No. 1 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

               (3) Addendum No. 2 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

               (4) Addendum No. 3 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

               (5) Addendum No. 4 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

               (6) Addendum No. 5 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

               (7) Addendum No. 6 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

               (8) Addendum No. 7 dated October 5, 1999 to the Investment Advisory Agreement (Accession No. 0000940180-02-000170).

               (9) Assumption Agreement dated April 1, 1998 between The Northern Trust Company and Northern Trust Quantitative Advisors, Inc. (Accession No. 0000950131-99-000461).

               (10) Assumption Agreement dated January 1, 2001 between the Registrant, The Northern Trust Company and Northern Trust Investments, Inc. (Accession No. 0000950131-01-000510).

               (11) Investment Advisory Agreement dated March 1, 2001 between the Registrant and Northern Trust Investments, Inc. (Accession No. 0000950131-01-001670).

               (12) Assumption Agreement dated May 2, 2001 between Registrant, Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited (Accession No.
                      0000940180-02-000170).

               (13) Fee Reduction Commitment dated April 1, 2002 by Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited is filed herewith.

               (14) Fee Reduction Commitment dated April 1, 2002 by Northern Trust Investments, Inc. is filed herewith.

               (15) Assumption Agreement dated April 1, 2002 between Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited is filed herewith.

         (e) Distribution Agreement dated December 31, 2000 between the Registrant and Northern Funds Distributors, LLC (Accession No. 0000950131-01-001670).

         (f)   Not Applicable.

         (g)   (1)    Custodian Agreement dated June 8, 1992 between the
                      Registrant and The Northern Trust Company (Accession No.
                      0000950131-98-002030).

               (2) Addendum No. 1 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

               (3) Addendum No. 2 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

               (4) Addendum No. 3 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

               (5) Addendum No. 4 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

               (6) Addendum No. 5 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

               (7) Addendum No. 6 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

               (8) Addendum No. 7 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

               (9) Addendum No. 8 to Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 00009150131-99-000461).

               (10) Addendum No. 9 to the Custodian Agreement between the Registrant and the Northern Trust Company (Accession No. 0000950131-01-001670).

               (11) Addendum No. 10 to the Custodian Agreement between the Registrant and the Northern Trust Company (Accession No. 0000940180-02-000170).

               (12) Addendum 11 to the Custodian Agreement between the Registrant and the Northern Trust Company (Accession No. 0000940180-02-000170).

               (13) Foreign Custody Agreement between the Registrant and The Northern Trust Company dated March 1, 1994 (Accession No. 0000950131-98-002030).

               (14) Addendum No. 1 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

               (15) Addendum No. 2 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

               (16) Addendum No. 3 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

               (17) Addendum No. 4 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000940180-02-000170).

               (18) Foreign Custody Monitoring Agreement dated May 1, 2001 between the Registrant and the Northern Trust Company (Accession No. 0000950131-99-000461).

         (h)   (1)    Revised and Restated Transfer Agency Agreement dated
                      January 8, 1993 between the Registrant and The Northern
                      Trust Company (Accession No. 0000950131-98-002030).

               (2) Addendum No. 1 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

               (3) Addendum No. 2 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

               (4) Addendum No. 3 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

               (5) Addendum No. 4 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

               (6) Addendum No. 5 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

               (7) Addendum No. 6 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

               (8) Addendum No. 7 to Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-00-002147).

               (9) Addendum No. 8 to Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-01-001670).

               (10) Addendum No. 9 to the Revised and Restated Transfer Agency Agreement between the Registrant and Northern Trust Company (Accession No. 0000950131-01-502545).

               (11) Addendum No. 10 to the Revised and Restated Transfer Agency Agreement between the Registrant and Northern Trust Company (Accession No. 0000940180-02-000170).

               (12) Shareholder Servicing Plan for Class C and D Shares and Related Forms of Servicing Agreement (Accession No. 0000927405-00-000027).

               (13) Service Plan for the Service and Premier Classes of Shares and Related Forms of Servicing Agreement dated January 27, 1998 (as Amended February 2, 2001) (Accession No. 0000950131-01-001670).

               (14) Amended and Restated Co-Administration Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) (Accession No. 0000927405-00-000027).

               (15) Schedule A to Amended and Restated Co-Administration Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) (Accession No. 000950131-01-502545).

               (16) Assignment and Assumption Agreement dated January 1, 2001 among the Registrant, The Northern Trust Company, Northern Trust Investments, Inc. and PFPC Inc. (Accession No. 0000950131-01-001670).

               (17) Amendment to Amended and Restated Co-Administration Agreement dated February 8, 2002 between the Registrant and PFPC Inc. (Accession No. 0000940180-02-000620).

         (i) Opinion of Drinker Biddle & Reath LLP (Accession No. 0000950131-01-000265).

         (j)   (1)    Consent of Drinker Biddle & Reath LLP is filed herewith.

               (2)    Consent of Independent Auditors is filed herewith.

         (k)   Not Applicable.

         (l)   (1)    Subscription Agreement with Goldman, Sachs & Co.
                      (Accession No. 0000950131-98-002030).

               (2) Amendment No. 1 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

               (3) Amendment No. 2 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

               (4) Amendment No. 3 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

         (m)   Not Applicable

         (n) Amended and Restated Plan pursuant to Rule 18f-3 for Operation of a Multi-Class System (Accession No. 0000927405-99-000333).

         (o)   (1)    Code of Ethics of Trust (Accession No.
                      0000950131-01-000262).

               (2) Amended Code of Ethics of Adviser (Accession No. 0000940180-02-000170).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
----------------------------------------------------------------------

Registrant is controlled by its Board of Trustees.

ITEM 25. INDEMNIFICATION
------------------------

Section 3 of Article IV of the Registrant's Agreement and Declaration of Trust provides for indemnification of the Registrant's Trustees and officers under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit 1 to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A.

Paragraph 7 of the Investment Advisory Agreement between the Registrant and The Northern Trust Company, the related Assumption Agreements between The Northern Trust Company and Northern Trust Investments, Inc., and the Registrant, The Northern Trust Company and Northern Trust Investments, Inc., and Paragraph 7 of the Investment Advisory Agreement between the Registrant and Northern Trust Investments, Inc. provide for indemnification of Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited or, in lieu thereof, contribution by the Registrant, under certain circumstances. Copies of the Investment Advisory Agreements were filed as Exhibit (d)(1) to Post-Effective Amendment No. 39 and as Exhibit (d)(11) to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A. Copies of the Assumption Agreements were filed as Exhibit (d)(9) to Post-Effective Amendment No. 39, Exhibit (d)(10) to Post-Effective No. 47, Exhibit (d)(12) to Post-Effective Amendment No. 49 and Exhibit (d)(15) filed herewith.

Article 10 of the Amended and Restated Co-Administration Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) and the related Assignment and Assumption Agreement between the

Registrant, The Northern Trust Company and PFPC provides that the Registrant will indemnify Northern Trust Investments, Inc. and First Data Investor Services Group, Inc. (now known as PFPC Inc.) (each a "Co-Administrator") against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. A copy of the Amended and Restated Co-Administration Agreement was filed as Exhibit (h)(14) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A. A copy of the Assignment and Assumption Agreement was filed as Exhibit (h)(16) to Post-Effective Amendment No. 48. A copy of the Amendment to the Amended and Restated Co-Administration Agreement is filed as Exhibit (h)(15) to Amendment No. 52 of the Registrants's Registration Statement on Form N-1A.

Paragraph 3 of the Distribution Agreement dated December 31, 2000 between the Registrant and Northern Funds Distributors, LLC ("NFD") provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality. A copy of the Distribution Agreement was filed as Exhibit (e) to Post-Effective Amendment No. 48.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy's coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser
-------------------------------------------------------------

Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE") each a direct or indirect wholly-owned subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve as the co-investment advisers of the International Bond, International Growth, Bond, Short-Intermediate Bond, Intermediate Bond and Balanced Portfolios, and NTI serves as the investment adviser of each of the other Portfolios. NTI and NTGIE are each referred to as an "Investment Adviser." TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675 and NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively as "Northern Trust." Set forth below is a list of officers and directors of NTI and NTGIE, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI and NTGIE hold comparable positions with TNTC (other than as director), as indicated below.

                                  Name and Principal                      Connection
Name and Position                 Business Address                        with
with Investment Adviser (NTI)     of Other Company                        Other Company
-----------------------------     ----------------                        ---------------
Adams, Bradford S.                The Northern Trust Company              Senior Vice President
Senior Vice President

Aitcheson, James A.               The Northern Trust Company              Vice President
Vice President

Alongi, David M.                  The Northern Trust Company              Vice President
Vice President

Anderson, Vincent Paul            The Northern Trust Company              Vice President
Vice President

Aronson, Jennifer Ann             The Northern Trust Company              Vice President
Vice President

Barrett, James J.                 The Northern Trust Company              Senior Vice President
Senior Vice President

Barker, Sheri D.                  The Northern Trust Company              Former Vice President
Vice President

Barry, Susan M.                   The Northern Trust Company              Vice President
Vice President

Baskin, Jeremy M.                 The Northern Trust Company              Senior Vice President
Senior Vice President

Beard, Catherine Sinclair         The Northern Trust Company              Vice President
Vice President

Beckman, Carl P.                  The Northern Trust Company              Vice President
Senior Vice President &
Treasurer

Bednar, Judy M.                   The Northern Trust Company              Senior Vice President
Director and Senior Vice
President

Bednar, Mark                      The Northern Trust Company              Vice President
Vice President

Belden III, William H.            The Northern Trust Company              Vice President
Vice President

Bell, Gregory A.                  The Northern Trust Company              Vice President
Vice President

Benzmiller, Thomas A.             The Northern Trust Company              Vice President
Vice President

Bergson, Eric M.                  The Northern Trust Company              Vice President
Vice President

Bergson, Robert H.                The Northern Trust Company              Vice President
Vice President

Boeckmann, Eric Vonn              The Northern Trust Company              Vice President
Vice President

Boyer, Deborah Lynn               The Northern Trust Company              Vice President
Vice President

Breckel, Theodore                 The Northern Trust Company              Senior Vice President
Senior Vice President

Bridgman, James Carey             The Northern Trust Company              Vice President
Vice President

Brorson, Jon Donald               The Northern Trust Company              Senior Vice President
Senior Vice President

Bukoll, Martin B.                 The Northern Trust Company              Vice President
Vice President

Burshtan, David H.                The Northern Trust Company              Vice President
Vice President

Campbell, Jr., Richard C.         The Northern Trust Company              Vice President
Vice President

Carberry, Craig R.                The Northern Trust Company              Senior Attorney
Secretary

Carlson, Mark D.                  The Northern Trust Company              Vice President
Vice President

Carlson, Robert A.                The Northern Trust Company              Vice President
Vice President

Connellan, Kevin Anthony          The Northern Trust Company              Vice President
Vice President

Cozine, Mark E.                   The Northern Trust Company              Former Vice President
Vice President

DeBruyn, Beth Ann                 The Northern Trust Company              Vice President
Vice President

Diroff, Cynthia                   The Northern Trust Company              Vice President
Vice President

Domino, Carl J.                   The Northern Trust Company              Officer
Director and Officer

Douglass, M. Beth                 The Northern Trust Company              Vice President
Vice President

Dow, Robert John                  The Northern Trust Company              Vice President
Vice President

Driscoll, Peter John              The Northern Trust Company              Vice President
Vice President

Dudley, Jr., Orie Leslie          The Northern Trust Company              Executive Vice President
Director and Executive
Vice President

Egizio, Michael P.                The Northern Trust Company              Vice President
Vice President

Engler, Curt J.                   The Northern Trust Company              Vice President
Vice President

Everett, Steven R.                The Northern Trust Company              Vice President
Vice President

Fisher, Shirley                   The Northern Trust Company              Second Vice President
Assistant Treasurer &
Second Vice President

Fister, Mark J.                   The Northern Trust Company              Vice President
Vice President

Flood, Peter J.                   The Northern Trust Company              Senior Vice President
Senior Vice President

Flynn, Andrew G.                  The Northern Trust Company              Vice President
Vice President

Ford, Kristine L.                 The Northern Trust Company              Vice President
Vice President

Free, David J.                    The Northern Trust Company              Vice President
Vice President

French, Susan J.                  The Northern Trust Company              Vice President
Vice President

Geraghty, Kim Marie               The Northern Trust Company              Former Vice President
Vice President

Gilbert, George J.                The Northern Trust Company              Senior Vice President
Senior Vice President

Gomez, Anastasia                  The Northern Trust Company              Vice President
Vice President

Gougler, Frederick A.             The Northern Trust Company              Vice President
Vice President

Greenberg, Karen H.               The Northern Trust Company              Vice President
Vice President

Gregory, Robert Michael           The Northern Trust Company              Vice President
Vice President

Griffin, Michelle D.              The Northern Trust Company              Vice President
Vice President

Gruenes Sakach, Diane             The Northern Trust Company              Senior Vice President
Senior Vice President

Hammer, Alice S.                  The Northern Trust Company              Vice President
Vice President

Hance, Geoffrey M.                The Northern Trust Company              Vice President
Vice President

Hankins, Terry Anthony            The Northern Trust Company              Vice President
Vice President

Harmon, Christine M.              The Northern Trust Company              Vice President

Vice President

Hausken, Philip Dale              The Northern Trust Company              Vice President
Senior Vice President

Hiemenz, Kent C.                  The Northern Trust Company              Senior Vice President
Senior Vice President

Hill, Susan                       The Northern Trust Company              Vice President
Vice President

Hogan, James F.                   The Northern Trust Company              Vice President
Vice President

Hogan, John T.                    The Northern Trust Company              Vice President
Vice President

Hyatt, William E.                 The Northern Trust Company              Vice President
Vice President

Johnston, Barbara Marie           The Northern Trust Company              Vice President
Vice President

Jones, Scott Craven               The Northern Trust Company              Vice President
Vice President

Joseph, Robert E.                 The Northern Trust Company              Vice President
Vice President

Kane, James P.                    The Northern Trust Company              Vice President
Vice President

King III, Archibald E.            The Northern Trust Company              Senior Vice President
Senior Vice President

Kotsogiannis, Nikolas             The Northern Trust Company              Vice President
Vice President

LaFleur, Robert A.                The Northern Trust Company              Senior Vice President
Senior Vice President

Laird, Jeffrey L.                 The Northern Trust Company              Vice President
Vice President

Lamphier, Matthew E.              The Northern Trust Company              Vice President
Vice President

LaTona, John J.                   The Northern Trust Company              Vice President
Vice President

Laughlin, Roberta J.              The Northern Trust Company              Vice President
Vice President

Lee, Susan E.                     The Northern Trust Company              Vice President
Vice President

Leo, John B.                      The Northern Trust Company              Senior Vice President
Senior Vice President

Lizalek, Janet M.                 The Northern Trust Company              Former Vice President
Vice President

McCart, Mary Jane                 The Northern Trust Company              Senior Vice President
Senior Vice President

McClintic, Corinne                The Northern Trust Company              Senior Vice President
Senior Vice President

McDonald, James D.                The Northern Trust Company              Senior Vice President
Senior Vice President

McGowan Gannon, Shannon           The Northern Trust Company              Vice President
Vice President

McGregor, Timothy T.              The Northern Trust Company              Vice President
Vice President

McNally, Jacqueline A.            The Northern Trust Company              Vice President
Vice President

Mehta, Ashish R.                  The Northern Trust Company              Senior Vice President
Vice President

Mendel, Roger A.                  The Northern Trust Company              Vice President
Vice President

Michaels, Peter M.                The Northern Trust Company              Vice President
Vice President

Misenheimer, John Eric            The Northern Trust Company              Vice President
Vice President

Mitchell, Robert G.               The Northern Trust Company              Vice President
Vice President

Muiznieks, Katrina M.             The Northern Trust Company              Former Vice President
Vice President

Murphy, Jolene                    The Northern Trust Company              Vice President
Vice President

Nellans, Charles J.               The Northern Trust Company              Vice President
Vice President

Nelligan, Barbara                 The Northern Trust Company              Vice President
Vice President

O'Donnell, Kevin Joseph           The Northern Trust Company              Vice President
Vice President

O'Shaughnessy, Kevin J.           The Northern Trust Company              Former Vice President
Vice President

Owens, Rosalind Ora               The Northern Trust Company              Former Vice President
Vice President

Paredes, David                    The Northern Trust Company              Vice President
Vice President

Pero, Perry R.                    The Northern Trust Company              Executive Vice
Director                                                                  Chairman/Chief Financial Officer

                                  Northern Futures Corporation            Director
                                  50 S. LaSalle Street
                                  Chicago, IL  60675

                                  Northern Investment Corporation         Former Chairman,
                                  50 S. LaSalle Street                    President
                                  Chicago, IL  60675                      and Director,
                                                                          Former Treasurer

                                  Northern Trust Global Advisors,         Director
                                  Inc.
                                  29 Federal Street
                                  Stamford, CT  06901

                                  Northern Trust Securities, Inc.         Director
                                  50 S. LaSalle Street
                                  Chicago, IL  60675

                                  Nortrust Realty Management,             Director
                                  Inc.
                                  50 S. LaSalle Street
                                  Chicago, IL  60675

Pollak, Donald R.                 The Northern Trust Company              Senior Vice President

Senior Vice President

Potter, Stephen N.                The Northern Trust Company              Senior Vice President
Director and Senior Vice
President

Pries, Katie D.                   The Northern Trust Company              Vice President
Vice President

Quinn, Patrick D.                 The Northern Trust Company              Vice President
Vice President

Rakowski, Andrew F.               The Northern Trust Company              Vice President
Vice President

Ranaldi, Anna Maria               The Northern Trust Company              Former Vice President
Vice President

Ringo, Wesley L.                  The Northern Trust Company              Vice President
Vice President

Robertson, Alan W.                The Northern Trust Company              Senior Vice President
Director & Senior Vice
President

Robertson, Colin A.               The Northern Trust Company              Senior Vice President
Senior Vice President

Rochford, Alan W.                 The Northern Trust Company              Vice President
Director & Senior Vice
President

Rose, Henry Peter                 The Northern Trust Company              Vice President
Vice President

Rossiter, Peter L.                The Northern Trust Company              President - C&IS,
Director                                                                  Former Executive Vice
                                                                          President & General
                                                                          Counsel

Runquist, Lori Rae                The Northern Trust Company              Vice President
Vice President

Rutley, Todd Andrew               The Northern Trust Company              Vice President
Vice President

Sanchez, Vanessa M.               The Northern Trust Company              Vice President
Vice President

Schoenberger, Louis M.            The Northern Trust Company              Former Vice President
Vice President

Schweitzer, Eric K.               The Northern Trust Company              Senior Vice President

Senior Vice President

Seward, Richard Raymond           The Northern Trust Company              Vice President
Vice President

Sexauer, Katherine Helene         The Northern Trust Company              Vice President
Vice President

Shank, Ken M.                     The Northern Trust Company              Vice President
Vice President

Shields, Amy Lou                  The Northern Trust Company              Vice President
Vice President

Short, Robert C.                  The Northern Trust Company              Vice President
Vice President

Skleney, Ronald J.                The Northern Trust Company              Vice President
Vice President

Skowron, Gail A.                  The Northern Trust Company              Vice President
Vice President

Smith, Paula G.                   The Northern Trust Company              Vice President
Vice President

Snyder, James M.                  The Northern Trust Company              Executive Vice President
Executive Vice President

Southworth, Theodore T.           The Northern Trust Company              Vice President
Vice President

Sparacino, David P.               The Northern Trust Company              Vice President
Vice President

Spears, Curtis L.                 The Northern Trust Company              Vice President
Vice President

Speare, Ray L.                    The Northern Trust Company              Vice President
Vice President

Streed, Robert N.                 The Northern Trust Company              Senior Vice President
Senior Vice President

Sullivan, Carol H.                The Northern Trust Company              Vice President
Vice President

Szymanek, Frank D.                The Northern Trust Company              Vice President
Vice President

Taylor, Brad L.                   The Northern Trust Company              Vice President
Vice President

Temple, Jeanette M.               The Northern Trust Company              Vice President
Senior Vice President

Timbers, Stephen B.               The Northern Trust Company              President - NTGI
Director, CEO & President
                                  Northern Trust Global Advisors,         Director
                                  Inc.
                                  29 Federal Street
                                  Stamford, CT  06901

                                  Northern Investment                     President and Director
                                  Management Company, Inc.
                                  50 S. LaSalle Street
                                  Chicago, IL  60675

                                  LTV Steel Co.                           Director
                                  200 Public Square
                                  Cleveland, OH 44114-2308

Toth, Terence J.                  The Northern Trust Company              Senior Vice President
Director

Turek, Kenneth Joseph             The Northern Trust Company              Vice President
Senior Vice President

Van Liew, Kristina Marie          The Northern Trust Company              Vice President
Vice President

Vander Linde, Douglas Jay         The Northern Trust Company              Vice President
Vice President

Waddell, Frederick H.             The Northern Trust Company              Executive Vice President
Director

Weilnhammer-Kalebich, K. M.       The Northern Trust Company              Vice President
Vice President

Wennlund, Lloyd A.                The Northern Trust Company              Senior Vice President
Director and Senior Vice
President

Wilkins, Anthony E.               The Northern Trust Company              Vice President
Vice President

Winters, Marie C.                 The Northern Trust Company              Vice President
Vice President

Wirth, Mark J.                    The Northern Trust Company              Senior Vice President

Senior Vice President

Wright, Mary Kay                  The Northern Trust Company              Vice President
Vice President

Wuertz, David Joseph              The Northern Trust Company              Vice President
Vice President

Ziegler, Jamie Goodrich           The Northern Trust Company              Vice President
Senior Vice President

Zielinski, John J.                The Northern Trust Company              Senior Vice President
Senior Vice President


                                  Name and Principal                      Connection
Name and Position                 Business Address                        with
with Investment Adviser (NTGIE)   of Other Company                        Other Company
-------------------------------   ----------------                        ---------------
Bowers, Wayne George              None                                    None
Vice President

Drabczynska, Jacqueline           None                                    None
Vice President

Dudley, Jr., Orie Leslie          The Northern Trust Company              Executive Vice President
Director
                                  Northern Trust Investments              Director and Executive
                                                                          Vice President

Hogarth, Gordon N.                None                                    None
Vice President

Jones, Diane                      None                                    None
Vice President

Parry, Robert Andrew              None                                    None
Senior Vice President

Popat, Amit                       None                                    None
Vice President

Potter, Stephen N.                The Northern Trust Company              Senior Vice President
Director & Chief Executive
Officer
                                  Northern Trust Investments              Director & Senior
                                                                          Vice President

Ring, Nicholas
Director & Senior Vice President  None                                    None

Rochford, Kevin                   The Northern Trust Company              Senior Vice President
Director

Williams, Guy
Senior Vice President             None                                    None

Wright, Simon
Vice President                    None                                    None

ITEM 27.  PRINCIPAL UNDERWRITERS
---------------------------------

         (a) Northern Funds Distributors, LLC (the "Distributor"), acts as distributor for Northern Institutional Funds pursuant to a distribution agreement dated December 31, 2000. The Distributor also acts as underwriter for Northern Funds.

         (b) The information required by this Item 27(b) with respect to each director, officer, or partner of Northern Funds Distributors, LLC is incorporated by reference to Schedule A of Form BD filed by Northern Funds Distributors, LLC with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-51242).

         (c)   Not Applicable.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
------------------------------------------

The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of PFPC Inc., 101 Federal Street, Boston, Massachusetts 02110. Records for Northern Funds Distributors, LLC, the distributor, are located at 3200 Horizon Drive, King of Prussia, PA 19406. All other accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675 and NTI, 50 S. LaSalle Street, Chicago Illinois 60690.

ITEM 29.  MANAGEMENT SERVICES
-----------------------------

Not Applicable.

ITEM 30.  UNDERTAKINGS
----------------------

Not Applicable.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment No. 50 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 50 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago and State of Illinois on the 28th day of March, 2002.

                                       NORTHERN INSTITUTIONAL FUNDS

                                       By: /s/ LLOYD A. WENNLUND
                                           -------------------------------------
                                           Lloyd A. Wennlund
                                           President

               Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 50 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Name                        Title                               Date
      ----                        -----                               ----

/s/LLOYD A. WENNLUND              President                       March 28, 2002
-----------------------------
Lloyd A. Wennlund

/s/BRIAN OVAERT*                  Vice President                  March 28, 2002
-----------------------------     and Treasurer
Brian Ovaert

/s/RICHARD G. CLINE               Trustee                         March 28, 2002
-----------------------------
Richard G. Cline

/s/EDWARD J. CONDON, JR           Trustee                          March 28 2002
-----------------------------
Edward J. Condon, Jr.

/s/WILLIAM J. DOLAN, JR.          Trustee                         March 28, 2002
-----------------------------
William J. Dolan, Jr.

/s/RAYMOND E. GEORGE, JR.         Trustee                         March 28, 2002
-----------------------------
Raymond E. George, Jr.

/s/SHARON GIST GILLIAM            Trustee                         March 28, 2002
-----------------------------
Sharon Gist Gilliam

/s/SANDRA POLK GUTHMAN            Trustee                         March 28, 2002
-----------------------------
Sandra Polk Guthman

/s/MICHAEL E. MURPHY              Trustee                         March 28, 2002
-----------------------------
Michael E. Murphy

/s/MARY JACOBS SKINNER            Trustee                         March 28, 2002
-----------------------------
Mary Jacobs Skinner

/s/RICHARD P. STRUBEL             Trustee                         March 28, 2002
-----------------------------
Richard P. Strubel

/s/STEPHEN B. TIMBERS             Trustee                         March 28, 2002
-----------------------------
Stephen B. Timbers


*By: /s/LINDA J. HOARD
     -----------------
        Linda J. Hoard,
        Attorney-in-fact

                          NORTHERN INSTITUTIONAL FUNDS

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Institutional Funds, a business trust organized under the laws of the State of Delaware (the "Trust"), does hereby make, constitute and appoint Lloyd
A. Wennlund, Eric K. Schweitzer, Brian R. Curran, Jeffrey A. Dalke and Linda J. Hoard, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to the shares of the Trust and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 28th day of March, 2002.

         /s/ BRIAN OVAERT
         -------------------
         Brian Ovaert

                      EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

(d)(13) Fee Reduction Commitment dated April 1, 2002 by Northern Trust Investments, Inc.

(d)(14) Fee Reduction Commitment dated April 1, 2002 by Northern Trust Investments Inc.

(d)(15) Assumption Agreement between Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited.

(j)(1)                Consent of Drinker Biddle & Reath LLP.

(j)(2)                Consent of Independent Auditors.